                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

                                                               File No. 33-40991
                                                               File No. 811-6322

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

         Pre-Effective Amendment No. ___
         Post-Effective Amendment No. 52                         [X]

                                       AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]

         Amendment No. 52                                        [X]

                              DELAWARE POOLED TRUST
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

      2005 Market Street, Philadelphia, PA 19103-7094          19103
      -----------------------------------------------        ---------
         (Address of Principal Executive Offices)            (Zip Code)

Registrant's Telephone Number, including Area Code:  (800) 523-1918

   Richelle S. Maestro, Esq., 2005 Market Street, Philadelphia, PA 19103-7094
   --------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Public Offering:                          February 25, 2005

It is proposed that this filing will become effective:

         [ ]   immediately upon filing pursuant to paragraph (b)
         [X]   on February 25, 2005 pursuant to paragraph (b)
         [ ]   60 days after filing pursuant to paragraph (a)(1)
         [ ]   on [date] pursuant to paragraph (a)(1)
         [ ]   75 days after filing pursuant to paragraph (a)(2)
         [ ]   on [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate:

         [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             --- C O N T E N T S ---

This Post-Effective Amendment No. 52 to Registration File No. 33-40991 includes the following:

1.      Facing Page

2.      Contents Page

3.      Part A--Prospectus

4.      Part B--Statement of Additional Information

5.      Part C--Other Information

6.      Signatures

PROSPECTUS                                                 DELAWARE POOLED TRUST


FEBRUARY 25, 2005


                                 U.S. EQUITIES

                                 THE LARGE-CAP VALUE EQUITY PORTFOLIO
                                 THE MID-CAP GROWTH EQUITY PORTFOLIO
                                 THE SMALL-CAP VALUE EQUITY PORTFOLIO
                                 THE SMALL-CAP GROWTH EQUITY PORTFOLIO
                                 THE SMALL-CAP GROWTH II EQUITY PORTFOLIO
                                 THE SMID-CAP GROWTH EQUITY PORTFOLIO
                                 THE REAL ESTATE INVESTMENT TRUST PORTFOLIO
                                 THE REAL ESTATE INVESTMENT TRUST PORTFOLIO II THE ALL-CAP GROWTH EQUITY PORTFOLIO

                                 U.S. FIXED INCOME

                                 THE INTERMEDIATE FIXED INCOME PORTFOLIO
                                 THE CORE FOCUS FIXED INCOME PORTFOLIO
                                 THE HIGH-YIELD BOND PORTFOLIO
                                 THE CORE PLUS FIXED INCOME PORTFOLIO

                                 INTERNATIONAL EQUITIES

                                 THE INTERNATIONAL EQUITY PORTFOLIO
                                 THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO THE EMERGING MARKETS PORTFOLIO

                                 INTERNATIONAL FIXED INCOME

                                 THE GLOBAL FIXED INCOME PORTFOLIO
                                 THE INTERNATIONAL FIXED INCOME PORTFOLIO

                                 [LOGO OF DELAWARE INVESTMENTS(SM)]

                              DELAWARE POOLED TRUST

                                   PROSPECTUS


                                FEBRUARY 25, 2005


This Prospectus offers 18 Portfolios. Each Portfolio provides a no-load investment alternative for institutional clients and high net-worth individuals. Delaware Pooled Trust (Fund) is designed to meet the investment needs of discerning institutional investors and high net-worth individuals who desire experienced investment management and place a premium on personal service.

EQUITY ORIENTED
THE LARGE-CAP VALUE EQUITY PORTFOLIO
THE MID-CAP GROWTH EQUITY PORTFOLIO
THE SMALL-CAP VALUE EQUITY PORTFOLIO
THE SMALL-CAP GROWTH EQUITY PORTFOLIO
THE SMALL-CAP GROWTH II EQUITY PORTFOLIO
THE SMID-CAP GROWTH EQUITY PORTFOLIO
THE REAL ESTATE INVESTMENT TRUST PORTFOLIO(1),(2)
THE REAL ESTATE INVESTMENT TRUST PORTFOLIO II(2)
THE ALL-CAP GROWTH EQUITY PORTFOLIO
THE INTERNATIONAL EQUITY PORTFOLIO
THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO
THE EMERGING MARKETS PORTFOLIO

FIXED-INCOME ORIENTED
THE INTERMEDIATE FIXED INCOME PORTFOLIO
THE CORE FOCUS FIXED INCOME PORTFOLIO
THE HIGH-YIELD BOND PORTFOLIO
THE CORE PLUS FIXED INCOME PORTFOLIO
THE GLOBAL FIXED INCOME PORTFOLIO
THE INTERNATIONAL FIXED INCOME PORTFOLIO

        (1) The Real Estate Investment Trust Portfolio offers six classes of shares. This Prospectus relates only to The Real Estate Investment Trust Portfolio Class shares, which commenced operations on November 4, 1997.
        (2) The Real Estate Investment Trust Portfolio and The Real Estate Investment Trust Portfolio II are sometimes referred to collectively as "The Real Estate Investment Trust Portfolios" in this Prospectus.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE


                                                                            Page
The Large-Cap Value Equity Portfolio                                           1
The Mid-Cap Growth Equity Portfolio                                            3
The Small-Cap Value Equity Portfolio                                           5
The Small-Cap Growth Equity Portfolio                                          7
The Small-Cap Growth II Equity Portfolio                                       9
The Smid-Cap Growth Equity Portfolio                                          11
The Real Estate Investment Trust Portfolios                                   13
The International Equity Portfolio                                            18
The Labor Select International Equity Portfolio                               21
The Emerging Markets Portfolio                                                25
The All-Cap Growth Equity Portfolio                                           29
The Intermediate Fixed Income Portfolio                                       32
The Core Focus Fixed Income Portfolio                                         35
The High-Yield Bond Portfolio                                                 38
The Core Plus Fixed Income Portfolio                                          41
The Global Fixed Income Portfolio                                             45
The International Fixed Income Portfolio                                      49

ADDITIONAL INVESTMENT INFORMATION                                             53

RISK FACTORS                                                                  59

MANAGEMENT OF THE FUND                                                        64
Shareholder Services                                                          71

HOW TO PURCHASE SHARES                                                        72
Redemption of Shares                                                          73
Other Purchase and Redemption Considerations                                  76
Valuation of Shares                                                           78
Dividends and Capital Gains Distributions                                     79
Taxes                                                                         79

FINANCIAL HIGHLIGHTS                                                          81

APPENDIX A                                                                    98

PROFILE: THE LARGE-CAP VALUE EQUITY PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

        THE LARGE-CAP VALUE EQUITY PORTFOLIO SEEKS MAXIMUM LONG-TERM TOTAL RETURN, CONSISTENT WITH REASONABLE RISK. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio invests primarily in equity securities of large-capitalization companies which, at the time of purchase, have dividend yields above the current yield of the Russell 1000 Value Index and which, in the investment advisor's opinion, offer capital gains potential as well. In selecting Portfolio securities, we place an emphasis on strong relative performance in falling markets. The Portfolio invests primarily in equity securities of U.S. companies, although from time to time it will invest in sponsored or unsponsored American Depositary Receipts actively traded in the United States. Equity securities include, but are not to be limited to, common stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks, and preferred stock. The Portfolio may hold cash or invest in short-term debt securities or other money market instruments (normally, not more than 5% of its total assets) when, in our opinion, such holdings are prudent given the prevailing market conditions. For purposes of this Portfolio, we will generally consider large-capitalization companies to be those that have a market capitalization of $5 billion or more (at the time of purchase).

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large-capitalization companies (the "80% Policy").

We seek to invest in high-yielding equity securities and believe that, although capital gains are important, the dividend return component will be a significant portion of the expected total return. We believe that a diversified portfolio of such high-yielding stocks will outperform the market over the long-term, as well as preserve principal in difficult market environments. Companies considered for purchase generally will exhibit the following characteristics at the time of purchase: 1) a dividend yield greater than the prevailing yield of the Russell 1000 Value Index; 2) a price-to-book ratio lower than the average large capitalization company; and 3) a below-market price-to-earnings ratio.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected primarily by changes in stock prices.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE LARGE-CAP VALUE EQUITY PORTFOLIO PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Large-Cap Value Equity Portfolio. We show how returns before taxes for The Large-Cap Value Equity Portfolio have varied over the past ten calendar years, as well as average annual returns for one, five and ten years--with average annual returns compared to the performance of the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Large-Cap Value Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Large-Cap Value Equity Portfolio)]

                YEAR-BY-YEAR TOTAL RETURN (The Large-Cap Value Equity Portfolio)

       The Large-Cap Value Equity Portfolio

        1995                     34.06%
        1996                     20.60%
        1997                     30.53%
        1998                     11.84%
        1999                     -2.06%
        2000                     12.86%
        2001                     -3.93%
        2002                    -14.15%
        2003                     28.24%
        2004                     10.20%


During the periods illustrated in this bar chart, The Large-Cap Value Equity Portfolio's highest quarterly return was 17.91% for the quarter ended June 30, 2003 and its lowest quarterly return was -18.55% for the quarter ended September 30, 2002.

                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

THE LARGE-CAP VALUE EQUITY PORTFOLIO                                1 YEAR    5 YEARS   10 YEARS
----------------------------------------------------------------   --------   -------   --------

Return before taxes                                                   10.20%     5.63%     11.76%
Return after taxes on distributions                                    9.61%     4.99%      9.39%
Return after taxes on distributions and sale of Portfolio shares       6.61%     4.46%      9.02%
Russell 1000 Value Index
(reflects no deduction for fees, expenses or taxes)                   16.49%     5.27%     13.83%




Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

WHAT ARE THE LARGE-CAP VALUE EQUITY PORTFOLIO'S FEES AND EXPENSES? SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on purchases as
a percentage of offering price                         none
Maximum sales charge (load) imposed on reinvested
dividends                                              none
Purchase reimbursement fees                            none
Redemption reimbursement fees                          none
Exchange fees                                          none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Large-Cap Value Equity Portfolio's assets.


Investment advisory fees(1)                            0.55%
Distribution and service (12b-1) fees                  none
Other expenses                                         0.30%
Total operating expenses(1)                            0.85%


THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


1 year          $    87
3 years         $   271
5 years         $   471
10 years        $ 1,049


(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2005 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.68% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amounts waived and/or paid been deducted, investment advisory fees and total operating expenses would have been 0.38% and 0.68%, respectively.


(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

PROFILE: THE MID-CAP GROWTH EQUITY PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

        THE MID-CAP GROWTH EQUITY PORTFOLIO SEEKS MAXIMUM LONG-TERM CAPITAL GROWTH. CURRENT INCOME IS EXPECTED TO BE INCIDENTAL. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio invests primarily in equity securities of medium-sized companies which we believe present, at the time of purchase, significant long-term growth potential. For purposes of the Portfolio, we will generally consider mid-capitalization companies to be those that have total market capitalizations between $1 billion and $10 billion at the time of purchase. The Portfolio may invest in securities issued by companies having a capitalization outside that range when, in our opinion, such companies exhibit the same characteristics and growth potential as companies within the range. Equity securities include, but are not to be limited to, common stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks. The Portfolio also may purchase preferred stock.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of mid-capitalization companies (the "80% Policy").

We assess economic, industry, market and company developments to select investments in promising emerging growth companies that are expected to benefit from new technology, new products or services, research discoveries, rejuvenated management and the like. However, the Portfolio may invest in any equity security which, in our judgment, provides the potential for significant capital appreciation.

Although we do not pursue a market timing approach to investing, the Portfolio may hold cash or invest in short-term debt securities or other money market instruments when, in our opinion, such holdings are prudent given the prevailing market conditions. Under normal market conditions, the Portfolio may hold as much as 20% of its net assets in cash or short-term debt securities or other money market instruments, although it will generally not hold more than 10% of its net assets in cash or short-term investments. The Portfolio may also, to a limited extent, enter into futures contracts on stocks, purchase or sell options on such futures, engage in certain options transactions on stocks and enter into closing transactions with respect to those activities.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected primarily by changes in stock prices. Because the Portfolio seeks maximum long-term capital growth by investing primarily in mid-cap companies, its investments are likely to involve a higher degree of liquidity risk and price volatility than investments in larger capitalization securities.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE MID-CAP GROWTH EQUITY PORTFOLIO PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Mid-Cap Growth Equity Portfolio. We show how returns before taxes for The Mid-Cap Growth Equity Portfolio have varied over the past ten calendar years, as well as average annual returns for one, five and ten years - with the average annual returns compared to the performance of the Russell Midcap Growth Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Mid-Cap Growth Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Mid-Cap Growth Equity Portfolio)]

                 YEAR-BY-YEAR TOTAL RETURN (The Mid-Cap Growth Equity Portfolio)

        The Mid-Cap Growth Equity Portfolio
           1995                    29.69%
           1996                    13.40%
           1997                    13.00%
           1998                    20.14%
           1999                    66.98%
           2000                    -9.71%
           2001                   -13.87%
           2002                   -24.46%
           2003                    39.34%


           2004                    12.15%



During the periods illustrated in this bar chart, The Mid-Cap Growth Equity Portfolio's highest quarterly return was 48.12% for the quarter ended December 31, 1999 and its lowest quarterly return was -24.03% for the quarter ended December 31, 2000.


                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

THE MID-CAP GROWTH EQUITY PORTFOLIO                                 1 YEAR    5 YEARS   10 YEARS
-----------------------------------------------------------------  --------   -------   --------


Return before taxes                                                   12.15%    -1.69%     11.84%
Return after taxes on distributions                                   11.42%    -5.01%      7.09%
Return after taxes on distributions and sale of Portfolio shares       8.42%    -2.60%      8.11%
Russell Midcap Growth Index
(reflects no deduction for fees, expenses or taxes)                   15.48%    -3.36%     11.23%

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

WHAT ARE THE MID-CAP GROWTH EQUITY PORTFOLIO'S FEES AND EXPENSES?
SHAREHOLDER FEES are fees paid directly from your investment.


Maximum sales charge (load) imposed on purchases as
a percentage of offering price                         none
Maximum sales charge (load) imposed on reinvested
dividends                                              none
Purchase reimbursement fees                            none
Redemption reimbursement fees                          none
Exchange fees                                          none


ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Mid-Cap Growth Equity Portfolio's assets.


Investment advisory fees(1)                            0.75%
Distribution and service (12b-1) fees                  none
Other expenses                                         0.19%
Total operating expenses(1)                            0.94%


THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


1 year          $    96
3 years         $   300
5 years         $   520
10 years        $ 1,155

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2005 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.93% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived and/or paid been deducted, investment advisory fees and total operating expenses would have been 0.74% and 0.93%, respectively.


(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

PROFILE: THE SMALL-CAP VALUE EQUITY PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

        THE SMALL-CAP VALUE EQUITY PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio invests primarily in equity securities of small-capitalization companies which, for purposes of this Portfolio, we will consider to be companies that have market capitalizations generally less than $2 billion (at the time of purchase) and are listed on a national securities exchange or NASDAQ.

The Portfolio will purchase securities that we believe are undervalued relative to the asset value or long-term earnings power of the companies concerned. The Portfolio invests primarily in equity securities of U.S. companies, although from time to time the Portfolio will include sponsored or unsponsored American Depositary Receipts that are actively traded in the United States. Equity securities include, but are not to be limited to, common stock, securities convertible into common stock, rights, warrants and preferred stock.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of small-capitalization companies (the "80% Policy").

The Portfolio may invest up to 25% of its net assets in equity securities of foreign companies. The Portfolio also may invest up to 20% of its net assets in fixed-income securities and convertible securities rated below Baa by Moody's or BBB by S&P when we believe that capital appreciation is likely. These high-yield, high risk securities are also known as "junk bonds." The Portfolio also may use option strategies.

For temporary defensive purposes, the Portfolio may invest in fixed-income obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, as well as money market instruments and corporate bonds rated A or above by Moody's or S&P.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected primarily by changes in stock prices. Because the Portfolio seeks long-term capital appreciation by investing primarily in small-cap companies, its investments are likely to involve a higher degree of liquidity risk and price volatility than investments in larger capitalization securities. Because the Portfolio may invest up to 25% of its net assets in foreign securities, the Portfolio may be adversely affected by changes in currency rates and exchange control regulations, and may incur costs in connection with currency exchange rates. Investing in high-yield, high-risk debt securities entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in higher-rated debt securities.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE SMALL-CAP VALUE EQUITY PORTFOLIO PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Small-Cap Value Equity Portfolio. We show how returns before taxes for The Small-Cap Value Equity Portfolio have varied over the past five calendar years, as well as average annual returns for one year, five-years and since inception--with the average annual returns compared to the performance of the Russell 2000 Value Index. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Small-Cap Value Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING TOTAL RETURN (The Small-Cap Value Equity Portfolio)]

                YEAR-BY-YEAR TOTAL RETURN (The Small-Cap Value Equity Portfolio)

  The Small-Cap Value Equity Portfolio


      2000                   18.09%
      2001                   11.44%
      2002                   -5.10%
      2003                   42.70%
      2004                   21.14%

During the period illustrated in this bar chart, The Small-Cap Value Equity Portfolio's highest quarterly return was 19.76% for the quarter ended June 30, 2003 and its lowest quarterly return was -16.48% for the quarter ended September 30, 2002.


                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

                                                                                           SINCE
                                                                                         INCEPTION
THE SMALL-CAP VALUE EQUITY PORTFOLIO                                1 YEAR    5 YEARS   (3/29/1999)
----------------------------------------------------------------   --------   -------   -----------

Return before taxes                                                   21.14%    16.64%     15.12%
Return after taxes on distributions                                   18.00%    15.07%     13.49%
Return after taxes on distributions and sale of Portfolio shares      15.91%    14.02%     12.58%
Russell 2000 Value Index
(reflects no deduction for fees, expenses or taxes)                   22.25%    17.23%     16.58%(1)

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

(1) The Russell 2000 Value Index reports returns on a monthly basis. This figure reflects the return from March 31, 1999 through December 31, 2004.

WHAT ARE THE SMALL-CAP VALUE EQUITY PORTFOLIO'S FEES AND EXPENSES? SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on purchases as
a percentage of offering price                         none
Maximum sales charge (load) imposed on reinvested
dividends                                              none
Purchase reimbursement fees                            none
Redemption reimbursement fees                          none
Exchange fees                                          none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Small-Cap Value Equity Portfolio's assets.


Investment advisory fees(1)                            0.75%
Distribution and service (12b-1) fees                  none
Other expenses                                         0.24%
Total operating expenses(1)                            0.99%


THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


1 year          $   101
3 years         $   315
5 years         $   547
10 years        $ 1,213

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2005 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.89% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived and/or paid been deducted, investment advisory fees and total operating expenses would have been 0.65% and 0.89%, respectively.


(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

PROFILE: THE SMALL-CAP GROWTH EQUITY PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

        THE SMALL-CAP GROWTH EQUITY PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio will invest primarily in equity securities of companies that we believe have the potential for high earnings growth. For purposes of this Portfolio, we will consider small-capitalization companies to be those which generally represent the smallest 25% in terms of market capitalization of U.S. equity securities listed on a national securities exchange or NASDAQ (at the time of purchase). The Portfolio has been designed to provide investors with potentially greater long-term rewards than provided by an investment in a fund that seeks capital appreciation from common stocks of companies with more established earnings histories. In pursuing its objective, the Portfolio anticipates that it will invest primarily in common stocks, preferred stocks, convertible bonds, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights. To the extent that the Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and the ratings, if any, of those securities will not be an important factor in their selection.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of small-capitalization companies (the "80% Policy"). Also, under normal circumstances, no more than 20% of the Portfolio's net assets may be invested in debt securities of corporate and government issuers.

The Portfolio will invest in equity securities of companies that we believe are undervalued and have the potential for high earnings growth. Companies in which the Portfolio invests generally will meet one or more of the following criteria: high historical earnings-per-share (EPS) growth; high projected future EPS growth; an increase in research analyst earnings estimates; attractive relative price-to-earnings ratios; and high relative discounted cash flows. In selecting the Portfolio's investments, we also focus on companies with capable management teams, strong industry positions, sound capital structures, high returns on equity, high reinvestment rates and conservative financial accounting policies.

The Portfolio may also engage in options and futures transactions. In addition, the Portfolio may invest up to 10% of its assets in foreign securities which may include Global Depositary Receipts and, without limitation, in sponsored and unsponsored American Depositary Receipts that are actively traded in the U.S.

In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes and pending investment, the Portfolio may hold a substantial portion of its assets in cash or short-term, fixed-income obligations.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected primarily by changes in stock prices. Because the Portfolio seeks long-term capital appreciation by investing primarily in small-cap companies, its investments are likely to involve a higher degree of liquidity and price volatility than investments in larger capitalization securities.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE SMALL-CAP GROWTH EQUITY PORTFOLIO PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Small-Cap Growth Equity Portfolio. We show how returns before taxes for The Small-Cap Growth Equity Portfolio have varied over the past six calendar years, as well as average annual returns for one year, five years and since inception--with the average annual returns compared to the performance of the Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During some of the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Small-Cap Growth Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Small-Cap Growth Equity Portfolio)]

               YEAR-BY-YEAR TOTAL RETURN (The Small-Cap Growth Equity Portfolio)

  The Small-Cap Growth Equity Portfolio
      1999                   60.53%
      2000                   -6.14%
      2001                  -16.83%
      2002                  -18.60%
      2003                   32.79%
      2004                   12.02%

During the period illustrated in this bar chart, The Small-Cap Growth Equity Portfolio's highest quarterly return was 34.73% for the quarter ended December 31, 1999 and its lowest quarterly return was -27.33% for the quarter ended September 30, 2001.

                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

                                                                                           SINCE
                                                                                         INCEPTION
THE SMALL-CAP GROWTH EQUITY PORTFOLIO                                1 YEAR   5 YEARS   (9/15/1998)
----------------------------------------------------------------   --------   -------   -----------

Return before taxes                                                   12.02%    -1.12%     11.88%
Return after taxes on distributions                                   12.02%    -1.12%     11.20%
Return after taxes on distributions and sale of Portfolio shares       7.81%    -0.95%     10.03%
Russell 2000 Growth Index
(reflects no deduction for fees, expenses or taxes)                   14.31%    -3.57%      6.42%(1)

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

(1) The Russell 2000 Growth Index reports returns on a monthly basis. This figure reflects the return from September 30, 1998 through December 31, 2004.

WHAT ARE THE SMALL-CAP GROWTH EQUITY PORTFOLIO'S FEES AND EXPENSES? SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on purchases as
a percentage of offering price                         none
Maximum sales charge (load) imposed on reinvested
dividends                                              none
Purchase reimbursement fees                            none
Redemption reimbursement fees                          none
Exchange fees                                          none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Small-Cap Growth Equity Portfolio's assets.

Investment advisory fees(1)                            0.75%
Distribution and service (12b-1) fees                  none


Other expenses                                         0.10%
Total operating expenses(1)                            0.85%


THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


1 year          $    87
3 years         $   271
5 years         $   471
10 years        $ 1,049

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2005 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.89% of average daily net assets.



(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

PROFILE: THE SMALL-CAP GROWTH II EQUITY PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

        THE SMALL-CAP GROWTH II EQUITY PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio will invest primarily in equity securities of companies that we believe have the potential for high earnings growth. For purposes of this Portfolio, we will consider small-capitalization companies to be those which generally represent the smallest 15% in terms of market capitalization of U.S. equity securities listed on a national securities exchange or NASDAQ (at the time of purchase). The Portfolio has been designed to provide investors with potentially greater long-term rewards than provided by an investment in a fund that seeks capital appreciation from common stocks of companies with more established earnings histories. In pursuing its objective, the Portfolio anticipates that it will invest primarily in common stocks, preferred stocks, convertible bonds, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights. To the extent that the Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and the ratings, if any, of those securities will not be an important factor in their selection.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of small-capitalization companies (the "80% Policy"). Also, under normal circumstances, no more than 20% of the Portfolio's net assets may be invested in debt securities of corporate and government issuers.

The Portfolio will invest in equity securities of companies that we believe are undervalued and have the potential for high earnings growth. Companies in which the Portfolio invests generally will meet one or more of the following criteria: high historical earnings-per-share (EPS) growth; high projected future EPS growth; an increase in research analyst earnings estimates; attractive relative price-to-earnings ratios; and high relative discounted cash flows. In selecting the Portfolio's investments, we also focus on companies with capable management teams, strong industry positions, sound capital structures, high returns on equity, high reinvestment rates and conservative financial accounting policies.

The Portfolio may also engage in options and futures transactions. In addition, the Portfolio may invest up to 10% of its assets in foreign securities which may include Global Depositary Receipts and, without limitation, in sponsored and unsponsored American Depositary Receipts that are actively traded in the U.S.

In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes and pending investment, the Portfolio may hold a substantial portion of its assets in cash or short-term, fixed-income obligations.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected primarily by changes in stock prices. Because the Portfolio seeks long-term capital appreciation by investing primarily in small-cap companies, its investments are likely to involve a higher degree of liquidity and price volatility than investments in larger capitalization securities.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE SMALL-CAP GROWTH II EQUITY PORTFOLIO PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Small-Cap Growth II Equity Portfolio. We show the return before taxes for The Small-Cap Growth II Equity Portfolio for the past calendar year, as well as average annual returns for one year and since inception--with the average annual returns compared to the performance of the Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. These stocks are selected from the 2000 smallest companies in the Russell 3000 Index, which represent approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Small-Cap Growth II Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING TOTAL RETURN (The Small-Cap Growth II Equity Portfolio)]

                         TOTAL RETURN (The Small-Cap Growth II Equity Portfolio)

    The Small-Cap Growth II Equity Portfolio
         2004                    11.65%

During the period illustrated in this bar chart, The Small Cap Growth II Equity Portfolio's highest quarterly return was 15.21% for the quarter ended December 31, 2004 and its lowest quarterly return was -7.18% for the quarter ended September 30, 2004.

                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

                                                                              SINCE INCEPTION
THE SMALL-CAP GROWTH II EQUITY PORTFOLIO                            1 YEAR       (12/1/03)
----------------------------------------------------------------   --------   ---------------
Return before taxes                                                   11.65%             9.61%
Return after taxes on distributions                                   11.65%             9.61%
Return after taxes on distributions and sale of Portfolio shares       7.57%             8.18%
Russell 2000 Growth Index
(reflects no deduction for fees, expenses or taxes)                   14.31%            14.31%(1)

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

  (1) The Russell 2000 Growth Index reports returns on a monthly basis. This figure reflects return from December 31, 2003 through December 31, 2004.

WHAT ARE THE SMALL-CAP GROWTH II EQUITY PORTFOLIO'S FEES AND EXPENSES? SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on purchases as
a percentage of offering price                         none
Maximum sales charge (load) imposed on reinvested
dividends                                              none
Purchase reimbursement fees                            none
Redemption reimbursement fees                          none
Exchange fees                                          none


ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Small-Cap Growth II Equity Portfolio's assets.

Investment advisory fees(1)                            0.75%
Distribution and service (12b-1) fees                  none
Other expenses                                         0.86%
Total operating expenses(1)                            1.61%

THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year          $   164
3 years         $   508
5 years         $   876
10 years        $ 1,911

  (1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2005 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.92% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. If the amount the Manager has committed to waive were deducted, investment advisory fees and total operating expenses are expected to be 0.06% and 0.92%, respectively.

  (2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

PROFILE: THE SMID-CAP GROWTH EQUITY PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

        THE SMID-CAP GROWTH EQUITY PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio will invest primarily in equity securities of small- and mid-sized companies that we believe have the potential for high earnings growth at the time of purchase. For purposes of this Portfolio, we will generally consider small-capitalization companies to be those which represent the smallest 25% in terms of market capitalization of U.S. equity securities listed on a national securities exchange or on NASDAQ (at the time of purchase), and we will generally consider mid-capitalization companies to be those that have total market capitalizations between $1 billion and $10 billion (at the time of purchase). The Portfolio has been designed to provide investors with potentially greater long-term rewards than are provided by an investment in a fund that seeks capital appreciation from common stock of companies with more established earnings histories. In pursuing its objective, the Portfolio anticipates that it will invest primarily in common stocks, preferred stocks, convertible bonds, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights. To the extent that this Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and ratings of those securities, if any, will not be an important factor in their selection.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of small- and mid-capitalization companies (the "80% Policy").

The Portfolio will invest in equity securities of companies that we believe are undervalued and have the potential for high earnings growth. Companies in which the Portfolio invests generally will meet one or more of the following criteria: high historical earnings-per-share (EPS) growth; high projected future EPS growth; an increase in research analyst earnings estimates; attractive relative price to earnings ratios; and high relative discounted cash flows. In selecting the Portfolio's investments, we also focus on companies with capable management teams, strong industry positions, sound capital structures, high returns on equity, high reinvestment rates and conservative financial accounting policies.

The Portfolio may also engage in options and futures transactions. In addition, the Portfolio may invest up to 20% of its assets in foreign securities which may include Global Depository Receipts.

In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes and pending investment, the Portfolio may hold a substantial portion of its assets in cash or short-term, fixed-income obligations.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected primarily by changes in stock prices. Because the Portfolio seeks long-term capital appreciation by investing primarily in small- and mid-cap companies, its investments are likely to involve a higher degree of liquidity and price volatility than investments in larger capitalization securities. Investments in foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. If, and to the extent that, we invest in options and futures, the Portfolio will be subject to the special risks associated with those activities.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

WHAT ARE THE SMID-CAP GROWTH EQUITY PORTFOLIO'S FEES AND EXPENSES? SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on purchases as
a percentage of offering price                         none
Maximum sales charge (load) imposed on reinvested
dividends                                              none
Purchase reimbursement fees                            none
Redemption reimbursement fees                          none
Exchange fees                                          none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Smid-Cap Growth Equity Portfolio's assets.


Investment advisory fees(1)                            0.75%
Distribution and service (12b-1) fees                  none
Other expenses(2)                                      0.30%
Total operating expenses(1)                            1.05%


THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


1 year          $ 107
3 years         $ 334

     (1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2005 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.92% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. If the amount the Manager has committed to waive were deducted, investment advisory fees and total operating expenses are expected to be 0.62% and 0.92%, respectively.


     (2)     Other expenses are based on estimates for the current fiscal year.
     (3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

PROFILE: THE REAL ESTATE INVESTMENT TRUST PORTFOLIO AND THE REAL ESTATE INVESTMENT TRUST PORTFOLIO II

WHAT ARE EACH PORTFOLIO'S GOALS?

        EACH PORTFOLIO SEEKS MAXIMUM LONG-TERM TOTAL RETURN, WITH CAPITAL APPRECIATION AS A SECONDARY OBJECTIVE. ALTHOUGH EACH PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOALS, THERE IS NO ASSURANCE THAT IT WILL.

WHAT ARE EACH PORTFOLIO'S MAIN INVESTMENT STRATEGIES? Each Portfolio primarily invests in securities of companies principally engaged in the real estate industry. The Portfolios are considered "non-diversified" under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolios' investments may affect a larger portion of their overall assets and subject the Portfolios to greater risks.

Under normal circumstances, each Portfolio will invest at least 80% of its net assets in investments of real estate investment trusts (REITs) (the "80% Policy").

Each Portfolio may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Internal Revenue Code, as amended. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the Investment Company Act of 1940, as amended (1940 Act). By investing in REITs indirectly through a Portfolio, a shareholder bears not only a proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs. For a further discussion of the special risks presented by investing in REITs, see "Risk Factors - Real Estate Industry Risk".

Each Portfolio also invests in equity securities of other real estate industry operating companies (REOCs). We define a REOC as a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. A Portfolio's investments in equity securities of REITs and REOCs may include, from time to time, sponsored or unsponsored American Depositary Receipts actively traded in the United States. Equity securities include, but are not to be limited to, common stocks, preferred stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks.

Each Portfolio may also, to a limited extent, enter into futures contracts on stocks, purchase or sell options on such futures, engage in certain options transactions on stocks and enter into closing transactions with respect to those activities. However, these activities will not be entered into for speculative purposes, but rather to facilitate the ability to quickly deploy into the stock market the Portfolio's positions in cash, short-term debt securities and other money market instruments, at times when the Portfolio's assets are not fully invested in equity securities. Such positions will generally be eliminated when it becomes possible to invest in securities that are appropriate for the Portfolio.

Each Portfolio may hold cash or invest in short-term debt securities and other money market instruments when we believe such holdings are prudent given current market conditions. Except when we believe a temporary defensive approach is appropriate, a Portfolio generally will not hold more than 5% of its total assets in cash or such short-term investments. All these short-term investments will be of the highest quality as determined by a nationally-recognized statistical ratings organization (e.g. AAA by S&P or Aaa by Moody's) or be of comparable quality as we determine.

We do not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, we may take advantage of short-term opportunities that are consistent with a Portfolio's investment objectives.

WHAT ARE THE MAIN RISKS OF INVESTING IN EACH PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in each Portfolio will increase and decrease according to changes in the value of a Portfolio's investments. In addition, a Portfolio's share price and yield will fluctuate in response to movements in stock prices. Because the Portfolios concentrate their investments in the real estate industry, an investment in either Portfolio may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general and their investments may tend to fluctuate more in value than a portfolio that invests in a broader range of industries. To the extent that a Portfolio holds real estate directly, as a result of defaults, or receives rental income from its real estate holdings, its tax status as a regulated investment company may be jeopardized. The Portfolios are also affected by interest rate changes, particularly if the real estate investment trusts we are holding use floating rate debt to finance their ongoing operations.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolios' 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in a Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss these Portfolios with your investment consultant to determine whether they are appropriate investments for you.

HOW HAS THE REAL ESTATE INVESTMENT TRUST PORTFOLIO CLASS PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Real Estate Investment Trust Portfolio Class. We show how returns before taxes for The Real Estate Investment Trust Portfolio Class of the Portfolio have varied over the past nine calendar years, as well as average annual returns for one and five years and since inception--with average annual total returns compared to the performance of the NAREIT Equity REIT Index. The NAREIT Equity REIT Index is a benchmark of real estate investment trusts that invest in many types of U.S. property. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Real Estate Investment Trust Portfolio Class commenced operations on November 11, 1997. Pursuant to applicable regulation, total return shown for periods prior to commencement of operations is that of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio, which commenced operations on December 6, 1995. That original class has been redesignated Delaware REIT Fund Class A. Like The Real Estate Investment Trust Portfolio Class, the original class, prior to its redesignation, did not carry a front-end sales charge and was not subject to rule 12b-1 distribution expenses. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has waived fees and paid expenses of The Real Estate Investment Trust Portfolio Class. Returns would be lower without the waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Real Estate Investment Trust Portfolio)]

    YEAR-BY-YEAR TOTAL RETURN (The Real Estate Investment Trust Portfolio Class)

     THE REAL ESTATE INVESTMENT TRUST PORTFOLIO CLASS


            1996                         41.81%
            1997                         31.34%
            1998                        -12.09%
            1999                         -2.57%
            2000                         32.83%
            2001                          8.80%
            2002                          4.20%
            2003                         33.99%
            2004                         31.42%

During the periods illustrated in this bar chart, The Real Estate Investment Trust Portfolio Class' highest quarterly return was 21.32% for the quarter ended December 31, 1996 and its lowest quarterly return was -8.93% for the quarter ended September 30, 1998.


                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/04


                                                                                        SINCE INCEPTION
THE REAL ESTATE INVESTMENT TRUST PORTFOLIO CLASS                    1 YEAR    5 YEARS     (12/6/1995)
----------------------------------------------------------------   --------   -------   ---------------
Return before taxes                                                   31.42%    21.54%            17.74%
Return after taxes on distributions                                   28.66%    19.18%            14.94%
Return after taxes on distributions and sale of Portfolio shares      22.40%    17.71%            14.08%
NAREIT Equity REIT Index
(reflects no deduction for fees, expenses or taxes)                   31.58%    21.95%            14.74%(1)


Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts.

The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

(1) The NAREIT Equity REIT Index reports returns on a monthly basis. This figure reflects the return from December 30, 1995 through December 31, 2004.

WHAT ARE THE REAL ESTATE INVESTMENT TRUST PORTFOLIO CLASS' FEES AND EXPENSES? SHAREHOLDER FEES are fees paid directly from your investment.


Maximum sales charge (load) imposed on purchases as
a percentage of offering price                         none
Maximum sales charge (load) imposed on reinvested
dividends                                              none
Purchase reimbursement fees                            none
Redemption reimbursement fees                          none
Exchange fees                                          none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Real Estate Investment Trust Portfolio Class' assets.

Investment advisory fees                               0.74%
Distribution and service (12b-1) fees                  none
Other expenses                                         0.37%
Total operating expenses                               1.11%

THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(1) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year          $   113
3 years         $   353
5 years         $   612
10 years        $ 1,352

  (1) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example reflects the net operating expenses with expense waivers for the one-year contractual period and total operating expenses without expense waivers for years two through ten.

HOW HAS THE REAL ESTATE INVESTMENT TRUST PORTFOLIO II PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Real Estate Investment Trust Portfolio II. We show how returns before taxes for The Real Estate Investment Trust Portfolio II have varied over the past seven calendar years, as well as average annual returns for one and five years and since inception - with average annual returns compared to the performance of the NAREIT Equity REIT Index. The NAREIT Equity REIT Index is a benchmark of real estate investment trusts that invest in many types of U.S. property. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Real Estate Investment Trust Portfolio II. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Real Estate Investment Trust Portfolio II)]

       YEAR-BY-YEAR TOTAL RETURN (The Real Estate Investment Trust Portfolio II)

    The Real Estate Investment Trust Portfolio II


           1998                      -12.97%
           1999                       -1.89%
           2000                       33.12%
           2001                        9.41%
           2002                        4.54%
           2003                       34.91%
           2004                       30.21%

During the periods illustrated in this bar chart, The Real Estate Investment Trust Portfolio II's highest quarterly return was 14.36% for the quarter ended December 31, 2004 and its lowest quarterly return was -9.62% for the quarter ended September 30, 2002.

                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/04


                                                                                        SINCE INCEPTION
THE REAL ESTATE INVESTMENT TRUST PORTFOLIO II                       1 YEAR    5 YEARS     (11/4/1997)
----------------------------------------------------------------   --------   -------   ---------------

Return before taxes                                                   30.21%    21.75%        12.84%
Return after taxes on distributions                                   27.67%    19.82%        10.87%
Return after taxes on distributions and sale of Portfolio shares      21.71%    18.20%        10.07%
NAREIT Equity REIT Index
(reflects no deduction for fees, expenses or taxes)                   31.58%    21.95%        11.34%(1)

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

(1) The NAREIT Equity REIT Index reports returns on a monthly basis. This figure reflects the return from November 30, 1997 through December 31, 2004.

WHAT ARE THE REAL ESTATE INVESTMENT TRUST PORTFOLIO II'S FEES AND EXPENSES? SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on purchases as
a percentage of offering price                         none
Maximum sales charge (load) imposed on reinvested
dividends                                              none
Purchase reimbursement fees                            none
Redemption reimbursement fees                          none
Exchange fees                                          none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Real Estate Investment Trust Portfolio II's assets.


Investment advisory fees(1)                            0.75%
Distribution and service (12b-1) fees                  none
Other expenses                                         0.12%
Total operating expenses(1)                            0.87%


THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


1 year          $    89
3 years         $   278
5 years         $   482
10 years        $ 1,073

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2005 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.86% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived and/or paid been deducted, investment advisory fees and total operating expenses would have been 0.74% and 0.86%, respectively.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

PROFILE: THE INTERNATIONAL EQUITY PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

        THE INTERNATIONAL EQUITY PORTFOLIO SEEKS MAXIMUM LONG-TERM TOTAL RETURN. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio invests primarily in equity securities of companies that are organized, have a majority of their assets, or derive most of their operating income outside the United States, and which, in our opinion, are undervalued at the time of purchase based on our fundamental analysis. Investments will be made mainly in marketable securities of companies located in developed countries.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities (the "80% Policy").

Equity securities include, but are not to be limited to, common stocks, securities convertible into common stock and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Additionally, the Portfolio may from time to time, hold its assets in cash (which may be U.S. dollars or foreign currencies, including the Euro), or may invest in short-term debt securities or other money market instruments. Except when we believe a temporary defensive approach is appropriate, the Portfolio generally will not hold more than 5% of its assets in cash or such short-term instruments. When taking a temporary defensive position the Portfolio may not be able to attain its investment objective.

Our approach in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, we consider movement in the price of individual securities, and the impact of currency adjustment on a United States domiciled, dollar-based investor. We also conduct research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value oriented dividend discount methodology toward individual securities and market analysis which isolates value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. Our approach is long-term in orientation, and it is expected that the annual turnover rate of the Portfolio will not exceed 75% under normal circumstances.

In an international portfolio, currency returns can be an integral component of an investment's total return. We will use a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that would make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be overvalued. When the dollar buys more, the foreign currency may be undervalued. Securities available in an undervalued currency may offer greater return potential and may be an attractive investment.

Currency considerations carry a special risk for a portfolio of international securities, and we use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

The Portfolio may make limited use (not more than 15% of its assets) of foreign fixed-income securities when, in our opinion, attractive opportunities exist relative to those available through equity securities or the short-term investments described above. The foreign fixed-income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including the Euro, and may include obligations of foreign governments, foreign government agencies, supranational organizations or corporations and other private entities. Such governmental fixed-income securities will be, at the time of purchase, of the highest quality (e.g., AAA by S&P or Aaa by Moody's) or of comparable quality. Corporate fixed-income securities will be, at the time of purchase, rated in one of the top two rating categories (e.g., AAA and AA by S&P or Aaa and Aa by Moody's) or of comparable quality.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio primarily will be affected by changes in the stock prices and currency exchange rates. Investments in securities of non-U.S. issuers are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. companies. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio may be affected by changes in currency rates which may reduce or eliminate any gains produced by investments and exchange control regulations and may incur costs in connection with conversions between currencies. If, and to the extent that, we invest in forward foreign currency contracts or use other instruments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, to the extent that the Portfolio invests in securities of companies in emerging markets, those investments present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE INTERNATIONAL EQUITY PORTFOLIO PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The International Equity Portfolio. We show how returns before taxes for The International Equity Portfolio have varied over the past ten calendar years, as well as average annual returns for one, five and ten years -- with average annual returns compared to the performance of the Morgan Stanley Capital International EAFE Index. The Morgan Stanley Capital International EAFE Index is an international index including stocks traded on approximately 21 exchanges in Europe, Australasia and the Far East, weighted by capitalization. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. From commencement of operations through October 31, 2001, Mondrian Investment Partnership Limited (formerly Delaware International Advisers Ltd.) voluntarily waived fees and paid expenses of The International Equity Portfolio. Returns for these periods would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The International Equity Portfolio) ]

                  YEAR-BY-YEAR TOTAL RETURN (The International Equity Portfolio)

The International Equity Portfolio


     1995                 3.59%
     1996                13.02%
     1997                20.35%
     1998                 5.13%
     1999                10.01%
     2000                17.41%
     2001                 0.49%
     2002                -9.88%
     2003                -9.00%
     2004                21.02%

During the periods illustrated in this bar chart, The International Equity Portfolio's highest quarterly return was 22.52% for the quarter ended June 30, 2003 and its lowest quarterly return was -18.61% for the quarter ended September 30, 2002.


                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/04


THE INTERNATIONAL EQUITY PORTFOLIO                                  1 YEAR    5 YEARS   10 YEARS
----------------------------------------------------------------   --------   -------   --------
Return before taxes                                                   21.02%     7.16%     10.06%
Return after taxes on distributions                                   20.47%     5.68%      8.58%
Return after taxes on distributions and sale of Portfolio shares      13.65%     5.45%      8.04%
Morgan Stanley Capital International EAFE Index
(reflects no deduction for fees, expenses or taxes)                   20.70%    -0.80%      5.94%

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

WHAT ARE THE INTERNATIONAL EQUITY PORTFOLIO'S FEES AND EXPENSES?
SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on purchases as
a percentage of offering price                         none
Maximum sales charge (load) imposed on reinvested
dividends                                              none
Purchase reimbursement fees                            none
Redemption reimbursement fees                          none
Exchange fees                                          none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The International Equity Portfolio's assets.


Investment advisory fees                               0.75%
Distribution and service (12b-1) fees                  none
Other expenses                                         0.13%
Total operating expenses                               0.88%


THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.
(1) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


1 year          $    90
3 years         $   281
5 years         $   488
10 years        $ 1,084


(1) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

PROFILE: THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

        THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO SEEKS MAXIMUM LONG-TERM TOTAL RETURN. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio will primarily invest in equity securities of companies that are organized, have a majority of their assets, or derive most of their operating income outside of the United States, and which, in our opinion, are undervalued at the time of purchase based on rigorous fundamental analysis that we employ. In addition to following these quantitative guidelines, we will select securities of issuers that present certain characteristics that are compatible or operate in accordance with certain investment policies or restrictions followed by organized labor.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities (the "80% Policy").

In selecting portfolio securities, we emphasize strong performance in falling markets relative to other mutual funds focusing on international equity investments. Equity securities include, but are not to be limited to, common stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Additionally, the Portfolio may, from time to time, hold its assets in cash (which may be U.S. dollars or foreign currency, including the Euro) or may invest in short-term debt securities or other money market instruments. Except when a temporary defensive approach is appropriate, the Portfolio generally will not hold more than 5% of its assets in cash or such short-term instruments. When taking a temporary defensive position, the Portfolio may not be able to attain its investment objective.

The Portfolio may make limited use (not more than 15% of its assets) of foreign fixed-income securities when, in our opinion, attractive opportunities exist relative to those available through equity securities or the short-term investments described above. The foreign fixed-income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including the Euro, and may include obligations of foreign governments, foreign government agencies, supranational organizations or corporations and other private entities. Such governmental fixed-income securities will be, at the time of purchase, of the highest quality (e.g., AAA by S&P or Aaa by Moody's) or of comparable quality. Corporate fixed-income securities will be, at the time of purchase, rated in one of the top two rating categories (e.g., AAA and AA by S&P or Aaa and Aa by Moody's) or of comparable quality.

Our approach in selecting investments for the Portfolio is primarily quantitatively oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, we identify those stocks which we believe will provide the highest total return over a market cycle, taking into consideration the movement in the price of the individual security, the impact of currency adjustment on a United States domiciled, dollar-based investor and the investment guidelines described below. We conduct extensive fundamental research on a global basis, and it is through this research effort that securities with the potential for maximum long-term total return are identified. The center of the fundamental research effort is a value oriented dividend discount methodology toward individual securities and market analysis which isolates value across country boundaries. Our approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made.

Supplementing our quantitative approach to stock selection, we also attempt to follow certain qualitative investment guidelines which seek to identify issuers that present certain characteristics that are compatible or operate in accordance with certain investment policies or restrictions followed by organized labor. These qualitative investment guidelines include country screens, as well as additional issuer-specific criteria. The country screens require that the securities are of companies domiciled in those countries that are included in the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index and Canada, as long as the country does not appear on any list of prohibited or boycotted nations of the AFL-CIO or certain other labor organizations. Nations that are currently in the EAFE Index include, among others, Japan, the United Kingdom, Germany, France and the Netherlands. In addition, the Portfolio will tend to favor investment in issuers located in those countries that we perceive as enjoying favorable relations with the United States. Pursuant to the Portfolio's issuer-specific criteria, the Portfolio will: (1) invest only in companies which are publicly traded; (2) focus on companies that show, in our opinion, evidence of pursuing fair labor practices; (3) focus on companies that have not been subject to penalties or tariffs imposed by applicable U.S. government agencies for unfair trade practices within the previous two years; and (4) not invest in initial public offerings. Evidence of pursuing fair labor practices would include whether a company has demonstrated patterns of non-compliance with applicable labor or health and safety laws. The qualitative labor sensitivity factors that we will utilize in selecting securities will vary over time, and will be solely in our discretion.

We do not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, we may take advantage of short-term opportunities that are consistent with the Portfolio's investment objective. It is anticipated that the annual turnover rate of the Portfolio, under normal circumstances, will generally not exceed 100%.

Currency considerations carry a special risk for a portfolio of international securities, and we use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio's share prices and yields will fluctuate in response to movements in stock prices and currency exchange rates. Investments in securities of non-U.S. issuers are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. companies. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio also may be affected by changes in currency rates which may reduce or eliminate any gains produced by investment and exchange control regulations and may incur costs in connection with conversions between currencies. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, to the extent the Portfolio invests in securities of companies in emerging markets, those investments present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Labor Select International Equity Portfolio. We show how returns before taxes for The Labor Select International Equity Portfolio have varied over the past nine calendar years, as well as average annual returns for one and five years and since inception - with average annual returns compared to the performance of the Morgan Stanley Capital International EAFE Index. The Morgan Stanley Capital International EAFE Index is an international index including stocks traded on approximately 21 exchanges in Europe, Australasia and the Far East, weighted by capitalization. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During some of the periods shown, Mondrian Investment Partners Limited or Delaware Management Company, as applicable, has voluntarily waived fees and paid expenses of The Labor Select International Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Labor Select International Equity Portfolio)]

     YEAR-BY-YEAR TOTAL RETURN (The Labor Select International Equity Portfolio)

  The Labor Select International Equity Portfolio


         1996                         22.08%
         1997                         10.83%
         1998                         11.90%
         1999                         10.56%
         2000                          3.99%
         2001                        -10.73%
         2002                         -6.40%
         2003                         40.42%
         2004                         20.47%

During the periods illustrated in this bar chart, The Labor Select International Equity Portfolio's highest quarterly return was 22.54% for the quarter ended June 30, 2003 and its lowest quarterly return was -18.02% for the quarter ended September 30, 2002.

                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

                                                                                        SINCE INCEPTION
THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO                     1 YEAR    5 YEARS     (12/19/1995)
----------------------------------------------------------------   --------   -------   ---------------
Return before taxes                                                   20.47%     8.01%      10.79%
Return after taxes on distributions                                   19.71%     6.80%       9.46%
Return after taxes on distributions and sale of Portfolio shares      13.51%     6.34%       8.81%
Morgan Stanley Capital International EAFE Index
(reflects no deduction for fees, expenses or taxes)                   20.70%    -0.80%       5.34%(1)

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

(1) The Morgan Stanley Capital International EAFE Index reports returns on a monthly basis. This figure reflects the return from December 30, 1995 through December 31, 2004.

WHAT ARE THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO'S FEES AND EXPENSES? SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on purchases as
a percentage of offering price                         none
Maximum sales charge (load) imposed on reinvested
dividends                                              none
Purchase reimbursement fees                            none
Redemption reimbursement fees                          none
Exchange fees                                          none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Labor Select International Equity Portfolio's assets.


Investment advisory fees(1)                            0.75%
Distribution and service (12b-1) fees                  none
Other expenses                                         0.13%
Total operating expenses(1)                            0.88%


THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


1 year          $    90
3 years         $   281
5 years         $   488
10 years        $ 1,084

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2005 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.96% of average daily net assets.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

PROFILE: THE EMERGING MARKETS PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

        THE EMERGING MARKETS PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Emerging Markets Portfolio is an international fund. The Portfolio invests generally in equity securities of companies organized in, having a majority of their assets in, or deriving a majority of their operating income from, emerging countries. Equity securities include, but are not limited to, common stocks, preferred stocks, convertible securities, certain non-traditional equity securities and warrants. The Portfolio is considered "non-diversified" under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolio's investments may affect a larger portion of its overall assets and subject the Portfolio to greater risks.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in investments of emerging market issuers (the "80% Policy").

The Portfolio considers an "emerging country" to be any country which is generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. In addition, any country that is included in the International Finance Corporation Free Index or Morgan Stanley Capital International Emerging Markets Free Index will be considered to be an "emerging country." There are more than 130 countries that are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Almost every nation in the world is included within this group of developing or emerging countries except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western and Northern Europe.

The Portfolio will focus its investments in those emerging countries where we consider the economies to be developing strongly and where the markets are becoming more sophisticated. Currently, investing in many other emerging countries is not feasible, or may, in our opinion, involve unacceptable political risks. We believe that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may particularly benefit certain countries having developing markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets in such countries.

In considering possible emerging countries in which the Portfolio may invest, we will place particular emphasis on factors such as economic conditions (including growth trends, inflation rates and trade balances), regulatory and currency controls, accounting standards and political and social conditions. We currently anticipate that the countries in which the Portfolio may invest will include, among others, Argentina, Brazil, Chile, China, Colombia, Croatia, the Czech Republic, Egypt, Estonia, Ghana, Hungary, India, Indonesia, Israel, Jordan, Kazakhstan, Kenya, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Romania, Russia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. As markets in other emerging countries develop, we expect to expand and further diversify the countries in which the Portfolio invests.

Although this is not an exclusive list, we consider an emerging country equity security to be one that is issued by a company that exhibits one or more of the following characteristics: (1) its principal securities trading market is in an emerging country, as defined above; (2) while traded in any market, alone or on a consolidated basis, the company derives 50% or more of its annual revenues from either goods produced, sales made or services performed in emerging countries;

or (3) it is organized under the laws of, and has a principal office in, an emerging country. We will determine eligibility based on publicly available information and inquiries made of the companies.

Up to 35% of the Portfolio's net assets may be invested in debt securities issued by emerging country companies, and foreign governments, their agencies, instrumentalities or political subdivisions, all of which may be high-yield, high-risk fixed-income securities rated lower than BBB by S&P and Baa by Moody's or, if unrated, considered to be of equivalent quality. The Portfolio may also invest in Brady Bonds and zero coupon bonds. The Portfolio may invest in securities issued in any currency and may hold foreign currency. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, including the Euro. For temporary defensive purposes, the Portfolio may invest all or a substantial portion of its assets in high-quality debt instruments. When taking a temporary defensive position, the Portfolio may not be able to achieve its investment objective.

Currency considerations carry a special risk for a portfolio of international securities. We use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio primarily will be affected by changes in stock and bond prices and currency exchange rates. Investments in securities of non-U.S. companies are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. companies. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio may be affected by changes in currency rates and exchange control regulations and may incur costs in connection with conversions between currencies. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, investments in securities of companies in emerging markets present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE EMERGING MARKETS PORTFOLIO PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Emerging Markets Portfolio. We show how returns before taxes for The Emerging Markets Portfolio have varied over the past seven calendar years, as well as average annual returns for one and five years and since inception--with average annual returns compared to the performance of the Morgan Stanley Capital International Emerging Markets Free Index. The Morgan Stanley Capital International Emerging Markets Free Index is a U.S. dollar denominated index comprised of stocks of countries with below average per capita Gross Domestic Product as defined by the World Bank, foreign ownership restrictions, a tax regulatory environment, and greater perceived market risk than in developed countries. Within this index, Morgan Stanley Capital International aims to capture an aggregate of 60% of local market capitalization. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During some of the periods shown, Mondrian Investment Partners Limited or Delaware Management Company, as applicable, has voluntarily waived fees and paid expenses of The Emerging Markets Portfolio. Returns would be lower without the voluntary waiver and payment. Additionally, reimbursement fees applicable to purchases and redemptions of shares of the Portfolio are not reflected in the bar chart and table. If these fees were reflected, your return would be less than that shown.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Emerging Markets Portfolio)]

                      YEAR-BY-YEAR TOTAL RETURN (The Emerging Markets Portfolio)

     The Emerging Markets Portfolio


        1998          -34.88%
        1999           62.01%
        2000          -23.33%
        2001            6.06%
        2002            4.99%
        2003           69.07%
        2004           35.21%

During the periods illustrated in this bar chart, The Emerging Markets Portfolio's highest quarterly return was 26.76% for the quarter ended December 31, 1999 and its lowest quarterly return was -24.26% for the quarter ended June 30, 1998.


                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

                                                                                                  SINCE
                                                                                                INCEPTION
THE EMERGING MARKETS PORTFOLIO                                            1 YEAR     5 YEARS    (4/14/1997)
----------------------------------------------------------------------   --------   --------   ------------

Return before taxes                                                         35.21%     14.31%      8.31%
Return after taxes on distributions                                         32.87%     13.20%      7.33%
Return after taxes on distributions and sale of Portfolio shares            24.13%     11.90%      6.65%
Morgan Stanley Capital International Emerging Markets Free Index
 (reflects no deduction for fees, expenses or taxes)                        25.95%      4.62%      3.14%(1)

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

(1) The Morgan Stanley Capital International Emerging Markets Free Index reports returns on a monthly basis. This figure reflects the return from April 30, 1997 through December 31, 2004.

WHAT ARE THE EMERGING MARKETS PORTFOLIO'S FEES AND EXPENSES?
SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on purchases as
 a percentage of offering price                        none
Maximum sales charge (load) imposed on reinvested
 dividends                                             none
Purchase reimbursement fees(1)                         0.75%
Redemption reimbursement fees(1)                       0.75%
Exchange fees                                          none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Emerging Markets Portfolio's assets.


Investment advisory fees                               1.00%
Distribution and service (12b-1) fees                  none
Other expenses                                         0.22%
Total operating expenses(2)                            1.22%


THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


                     Assumes         Assumes no
                   redemption(4)    redemption(4)
                  --------------   --------------
1 year            $          276   $          198
3 years           $          542   $          459
5 years           $          830   $          740
10 years          $        1,649   $        1,541


(1) The purchase reimbursement fee and redemption reimbursement fee are paid to the Portfolio. These fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such costs. In lieu of the reimbursement fees, investors in The Emerging Markets Portfolio may be permitted to utilize alternative purchase and redemption methods designed to accomplish the same economic effect as the reimbursement fees.


(2) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2005 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 1.55% of average daily net assets.


(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

(4)     Current reimbursement fees described in footnote 1 apply.

PROFILE:  THE ALL-CAP GROWTH EQUITY PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

THE ALL-CAP GROWTH EQUITY PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? We invest primarily in common stocks of companies that we believe, at the time of purchase, have the potential for high earnings growth based on our analysis of their historic or projected earnings growth rate, price-to-earnings ratio and cash flows. We consider companies of any size, but the companies are generally larger than $300 million in market capitalization. We look for companies that are undervalued, but still have the potential for high earnings growth.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities (the "80% Policy").

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Portfolio. We strive to identify companies that offer the potential for long-term price appreciation because they are likely to experience high earnings growth. The companies we choose for the Portfolio typically exhibit one or more of the following characteristics:

o       a history of high growth in earnings-per-share;
o projections for high future growth or acceleration in earnings-per-share;
o       a price-to-earnings ratio that is low relative to other stocks; or
o       discounted cash flows that are high relative to other stocks.

Once we identify stocks that have these characteristics, we further evaluate the company. We typically look at the capability of the management team, the strength of the company's position within its industry, whether its internal structure can support continued growth, how high the company's return on equity is, how much of the company's profits are reinvested into the company to fuel additional growth, and how stringent the company's financial and accounting policies are.

All of these give us insight into the outlook for the company, helping us to identify companies poised for high earnings growth. We believe that this high earnings growth, if it occurs, would result in price appreciation for the company's stock.

We maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries and a mix of small companies, medium-size companies and large companies.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in its portfolio. This Portfolio will be affected by changes in stock prices. The Portfolio may be subject to greater investment risk than assumed by other funds because the companies the Portfolio invests in are subject to greater changes in earnings and business prospects than companies with more established earnings patterns.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.


HOW HAS THE ALL-CAP GROWTH EQUITY PORTFOLIO PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The All-Cap Growth Equity Portfolio. We show returns before taxes for The All-Cap Growth Equity Portfolio for the past four calendar years, as well as average annual returns for one year and since inception--with the average annual returns compared to the performance of the Russell 3000 Growth Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The All-Cap Growth Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING TOTAL RETURN (The All-Cap Growth Equity Portfolio)]

                              TOTAL RETURN (The All-Cap Growth Equity Portfolio)

     The All-Cap Growth Equity Portfolio


        2001          -23.82%
        2002          -31.46%
        2003           36.89%
        2004            8.78%

During the period illustrated in this bar chart, The All-Cap Growth Equity Portfolio's highest quarterly return was 21.92% for the quarter ended December 31, 2001 and its lowest quarterly return was -26.96% for the quarter ended March 31, 2001.


                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/04


                                                                                 SINCE
                                                                               INCEPTION
THE ALL-CAP GROWTH EQUITY PORTFOLIO                                 1 YEAR     (3/31/2000)
----------------------------------------------------------------   --------   ------------
Return before taxes                                                    8.78%         -8.93%
Return after taxes on distributions                                    8.78%         -8.93%
Return after taxes on distributions and sale of Portfolio shares       5.71%         -7.37%
Russell 3000 Growth Index
 (reflects no deduction for fees, expenses or taxes)                   6.93%        -10.65%

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

WHAT ARE THE ALL-CAP GROWTH EQUITY PORTFOLIO'S FEES AND EXPENSES?
SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on purchases as
 a percentage of offering price                        none
Maximum sales charge (load) imposed on reinvested
 dividends                                             none
Purchase reimbursement fees                            none
Redemption reimbursement fees                          none
Exchange fees                                          none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The All-Cap Growth Equity Portfolio's assets.


Investment advisory fees(1)                            0.75%
Distribution and service (12b-1) fees                  none
Other expenses                                         0.41%
Total operating expenses(1)                            1.16%


THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.2 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


1 year            $   118
3 years           $   368
5 years           $   638
10 years          $ 1,409

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2005 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.89% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived and/or paid been deducted, investment advisory fees and total operating expenses would have been 0.48% and 0.89%, respectively.


(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

PROFILE: THE INTERMEDIATE FIXED INCOME PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

        THE INTERMEDIATE FIXED INCOME PORTFOLIO SEEKS MAXIMUM LONG-TERM TOTAL RETURN, CONSISTENT WITH REASONABLE RISK. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio invests primarily in a diversified portfolio of investment grade fixed-income obligations, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds and other fixed-income securities.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities (the "80% Policy").

The Portfolio will have a dollar-weighted average effective maturity of more than three years, but less than 10 years. Short- and intermediate-term debt securities (under ten years) form the core of the Portfolio. Long-term bonds (over ten years) are purchased when we believe they will enhance return without significantly increasing risk. Average effective maturity may exceed the above range when we believe opportunities for enhanced returns exceed risk.

Typically, approximately 50% of the Portfolio's assets will be invested in U.S. government securities, mortgage-backed securities and asset-backed securities. All securities purchased by the Portfolio will have an investment grade rating at the time of purchase. Investment grade fixed-income obligations will be those rated BBB or better by S&P or Baa or better by Moody's or those that we deem to be of comparable quality. Obligations rated BBB and Baa have speculative characteristics. To the extent that the rating of a debt obligation held by the Portfolio falls below BBB or Baa, the Portfolio, as soon as practicable, will dispose of the security, unless such disposal would be detrimental to the Portfolio in light of market conditions.

The Portfolio may invest up to 20% of its assets in foreign securities. The Portfolio intends to invest its foreign assets primarily in fixed-income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in foreign countries. These securities encompass both U.S. dollar-denominated securities of foreign issuers issued in the U.S. (such as Yankee bonds) and nondollar-denominated securities traded outside of the U.S. Presently, the Portfolio plans on investing its foreign assets primarily in the following types of foreign fixed-income securities:
Yankee bonds; supra-national entities established or financially supported by the national governments of one or more countries to promote reconstruction or development; and bonds which are issued by a foreign non-corporate entity (such as the Province of Ontario) and denominated in U.S. dollars.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected by changes in interest rates because the value of fixed-income securities held by the Portfolio, particularly those with longer maturities, will decrease if interest rates rise. We also anticipate that the Portfolio will be affected by high portfolio turnover rates. The Portfolio also will be affected by prepayment risk due to its holdings of mortgage-backed securities. With prepayment risks, when homeowners prepay mortgages during periods of low interest rates the Portfolio may be forced to re-deploy its assets in lower yielding securities.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE INTERMEDIATE FIXED INCOME PORTFOLIO PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Intermediate Fixed Income Portfolio. We show how returns before taxes for The Intermediate Fixed Income Portfolio have varied over the past eight calendar years, as well as average annual returns for one and five years and since inception--with average annual returns compared to the performance of the Lehman Brothers Intermediate Government/Credit Index. The Lehman Brothers Intermediate Government/Credit Index is an index composed of 5,400 publicly issued corporate and U.S. government debt securities rated Baa or better, with at least one year to maturity and at least $25 million par outstanding. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Intermediate Fixed Income Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Intermediate Fixed Income Portfolio)]

             YEAR-BY-YEAR TOTAL RETURN (The Intermediate Fixed Income Portfolio)

     The Intermediate Fixed Income Portfolio


        1997            7.37%
        1998            7.07%
        1999            0.46%
        2000           10.60%
        2001            8.48%
        2002            6.84%
        2003            5.79%
        2004            3.90%

During the periods illustrated in this bar chart, The Intermediate Fixed Income Portfolio's highest quarterly return was 4.09% for the quarter ended September 30, 2001 and its lowest quarterly return was -2.30% for the quarter ended
June 30, 2004.


                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

                                                                                                  SINCE
                                                                                                INCEPTION
THE INTERMEDIATE FIXED INCOME PORTFOLIO                                   1 YEAR     5 YEARS    (3/12/1996)
----------------------------------------------------------------------   --------   --------   ------------

Return before taxes                                                       3.90%        7.10%       6.24%
Return after taxes on distributions                                       2.28%        5.01%       3.91%
Return after taxes on distributions and sale of Portfolio shares          2.52%        4.79%       3.86%
Lehman Brothers Intermediate Government/Credit Index
 (reflects no deduction for fees, expenses or taxes)                      3.04%        7.21%       6.57%(1)

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

(1) The Lehman Brothers Intermediate Government/Credit Index reports returns on a monthly basis. This figure reflects the return from March 31, 1996 through December 31, 2004.

WHAT ARE THE INTERMEDIATE FIXED INCOME PORTFOLIO'S FEES AND EXPENSES? SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on purchases as
 a percentage of offering price                        none
Maximum sales charge (load) imposed on reinvested
 dividends                                             none
Purchase reimbursement fees                            none
Redemption reimbursement fees                          none
Exchange fees                                          none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Intermediate Fixed Income Portfolio's assets.


Investment advisory fees(1)                            0.40%
Distribution and service (12b-1) fees                  none
Other expenses(1)                                      0.25%
Total operating expenses(1)                            0.65%


THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


1 year          $   66
3 years         $  208
5 years         $  362
10 years        $  810

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2005 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.43% of average daily net assets. Had the amount waived and/or paid been deducted, investment advisory fees, other expenses and total operating expenses would have been 0.18%, 0.25% and 0.43%, respectively.


(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

PROFILE: THE CORE FOCUS FIXED INCOME PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

        THE CORE FOCUS FIXED INCOME PORTFOLIO SEEKS MAXIMUM LONG TERM TOTAL RETURN, CONSISTENT WITH REASONABLE RISK. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio will invest primarily in a diversified portfolio of investment grade, fixed-income obligations, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds and other fixed-income securities.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities (the "80% Policy").

The Portfolio will invest principally in debt obligations issued or guaranteed by the U.S. government and by U.S. corporations. The U.S. government securities in which the Portfolio may invest include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government. The corporate debt obligations in which the Portfolio may invest include, but are not limited to, bonds, notes, debentures and commercial paper of U.S. companies.

The Portfolio's assets may also be invested in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or by government sponsored corporations. Other mortgage-backed securities in which the Portfolio may invest are issued by certain private, non-government entities. Subject to quality limitations, the Portfolio may also invest in securities which are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans and leases.

All securities purchased by the Portfolio will have an investment grade rating at the time of purchase. Investment grade fixed-income obligations will be those rated BBB or better by S&P or Baa or better by Moody's or those that we deem to be of comparable quality. To the extent that the rating of a debt obligation held by the Portfolio falls below BBB or Baa, the Portfolio, as soon as practicable, will dispose of the security, unless such disposal would be detrimental to the Portfolio in light of market conditions.

The Portfolio may invest up to 20% of its assets in foreign securities. The Portfolio intends to invest its foreign assets primarily in fixed-income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in foreign countries. These fixed-income securities include foreign government securities, debt obligations of foreign companies, and securities issued by supra-national entities. The Portfolio may invest in securities issued in any currency and may hold foreign currencies. Presently, the Portfolio intends on investing its foreign assets primarily in U.S. dollar-denominated fixed-income securities in a manner consistent with the foreign securities weighting in the Portfolio's benchmark, the Lehman Brothers Aggregate Bond Index.

The Portfolio will typically have an average effective maturity of between three to ten years. Short- and intermediate-term debt securities (under ten years) will form the core of the Portfolio. Long-term bonds (over ten years) may be purchased when we believe they will enhance return without significantly increasing risk. Average effective maturity may exceed the above range when opportunities for enhanced returns exceed risk.

In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes, and pending investment, the Portfolio may hold a substantial portion of its assets in cash or short-term fixed-income obligations. Subject to certain limitations, the Portfolio will also be permitted to use various derivative instruments, including options, futures contracts, options on futures contracts, foreign currency transactions, interest rate swaps and index swap agreements.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in interest rates because the value of fixed-income securities held by the Portfolio, particularly those with longer maturities, will decrease if interest rates rise. We also anticipate that the Portfolio will be affected by high portfolio turnover rates. The Portfolio will also be affected by prepayment risk due to its holdings of mortgage-backed securities. With prepayment risk, when homeowners prepay mortgages during periods of low interest rates, the Portfolio may be forced to re-deploy its assets in lower yielding securities. Investments in foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. If, and to the extent that, we invest in the derivative instruments described above, the Portfolio will be subject to the special risks associated with those activities.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

WHAT ARE THE CORE FOCUS FIXED INCOME PORTFOLIO'S FEES AND EXPENSES? SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on purchases as
 a percentage of offering price                        none
Maximum sales charge (load) imposed on reinvested
 dividends                                             none
Purchase reimbursement fees                            none
Redemption reimbursement fees                          none
Exchange fees                                          none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Core Focus Fixed Income Portfolio's assets.


Investment advisory fees(1)                            0.40%
Distribution and service (12b-1) fees                  none
Other expenses(2)                                      1.28%
Total operating expenses(1)                            1.68%


THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


1 year          $  171
3 years         $  530

  (1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2005 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.43% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. If the amount the Manager has committed to waive and/or pay were deducted, investment advisory fees and total operating expenses are expected to be 0.00%, 0.43% and 0.43%, respectively.


  (2)   Other expenses are based on estimates for the current fiscal year.
  (3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

PROFILE: THE HIGH-YIELD BOND PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

        THE HIGH-YIELD BOND PORTFOLIO SEEKS HIGH TOTAL RETURN. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio will primarily invest its assets at the time of purchase in: (1) corporate bonds that may be rated B- or higher by S&P or B3 or higher by Moody's, or that may be unrated but considered to be of comparable quality; (2) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or (3) commercial paper of companies rated A-1 or A-2 by S&P or rated P-1 or P-2 by Moody's or that may be unrated but considered to be of comparable quality. Of these categories of securities, we anticipate investing primarily in corporate bonds. The Portfolio may also invest in income-producing securities, including common stocks and preferred stocks, some of which may have convertible features or attached warrants and which may be speculative. The Portfolio may invest up to 10% of its total assets in securities of issuers domiciled in foreign countries. The Portfolio may hold cash or invest in short-term debt securities and other money market instruments when, in our opinion, such holdings are prudent given then prevailing market conditions. Except when we believe a temporary defensive approach is appropriate, the Portfolio normally will not hold more than 5% of its total assets in cash or such short-term investments. When taking a temporary defensive position, the Portfolio may not be able to achieve its investment objective.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in high-yield, fixed-income securities (the "80% Policy"). High-yield, fixed-income securities, or high-yield bonds, are generally considered to be those rated below BBB by S&P or below Baa by Moody's, or that may be unrated but considered to be of comparable quality (which may be more speculative in nature than rated bonds). The Portfolio will generally focus its investments on bonds in the BB/Ba or B/B ratings categories and in unrated bonds of similar quality.

From time to time, the Portfolio may acquire zero coupon bonds and, to a lesser extent, pay-in-kind ("PIK") bonds, however, the Portfolio generally does not purchase a substantial amount of these securities. Zero coupon bonds and PIK bonds are considered to be more interest-sensitive than income bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to the Portfolio.

With respect to U.S. Government securities, the Portfolio may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. Government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States.

We do not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, we may take advantage of short-term opportunities that are consistent with the Portfolio's investment objective.

The market values of fixed-income securities generally fall when interest rates rise and, conversely, rise when interest rates fall. Lower rated and unrated fixed-income securities tend to reflect short-term corporate and market developments to a greater extent than higher rated fixed-income securities, which react primarily to fluctuations in the general level of interest rates. These lower rated or unrated securities generally have higher yields, but, as a result of factors such as reduced creditworthiness of issuers, increased risks of default and a more limited and less liquid secondary market, are subject to greater volatility and risks of loss of income and principal than are higher rated securities. We will attempt to reduce such risks through portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Investing in so-called

"junk" or "high-yield" bonds entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investment grade bonds, and which should be considered by investors contemplating an investment in the Portfolio. Such bonds are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the junk bonds.

If, as a result of volatility in the high-yield market or other factors, the Portfolio experiences substantial net redemptions of the Portfolio's shares for a sustained period of time, the Portfolio may be required to sell securities without regard to the investment merits of the securities to be sold. If the Portfolio sells a substantial number of securities to generate proceeds for redemptions, the asset base of the Portfolio will decrease and the Portfolio's expense ratio may increase.

Furthermore, the secondary market for high-yield securities is currently dominated by institutional investors, including mutual funds and certain financial institutions. There is generally no established retail secondary market for high-yield securities. As a result, the secondary market for high-yield securities is more limited and less liquid than other secondary securities markets. The high-yield secondary market is particularly susceptible to liquidity problems when the institutions which dominate it temporarily cease buying bonds for regulatory, financial or other reasons. A less liquid secondary market may have an adverse effect on the Portfolio's ability to sell particular bonds, when necessary, to meet the Portfolio's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In addition, a less liquid secondary market makes it more difficult for the Portfolio to obtain precise valuations of the high-yield securities in its portfolio. During periods involving such liquidity problems, judgment plays a greater role in valuing high-yield securities than is normally the case. The secondary market for high-yield securities is also generally considered to be more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets. The Portfolio's privately placed high-yield securities are particularly susceptible to the liquidity and valuation risks outlined above.

The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices. The Portfolio's investments in securities issued by non-U.S. companies are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in bonds issued by U.S. companies. We also anticipate that the Portfolio will be affected by high portfolio turnover rates.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE HIGH-YIELD BOND PORTFOLIO PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The High-Yield Bond Portfolio. We show how returns before taxes for The High-Yield Bond Portfolio have varied over the past eight calendar years, as well as average annual returns for one and five years and since inception--with average annual returns compared to the performance of the Bear Stearns High Yield Index. The Bear Stearns High Yield Index includes fixed-income, non-convertible, U.S. dollar denominated securities rated both BB+ and Ba or lower with an outstanding par value of at least $100 million. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The High-Yield Bond Portfolio. Returns would be lower without the voluntary waiver and payment.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The High-Yield Bond Portfolio)]

                       YEAR-BY-YEAR TOTAL RETURN (The High-Yield Bond Portfolio)

     The High-Yield Bond Portfolio


        1997           18.14%
        1998            1.75%
        1999            4.20%
        2000           -4.68%
        2001           -1.01%
        2002            1.93%
        2003           31.80%
        2004           17.37%

During the periods illustrated in this bar chart, The High-Yield Bond Portfolio's highest quarterly return was 12.15% for the quarter ended June 30, 2003 and its lowest quarterly return was -5.94% for the quarter ended June 30, 2001.


                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/04


                                                                                                  SINCE
                                                                                                INCEPTION
THE HIGH-YIELD BOND PORTFOLIO                                             1 YEAR     5 YEARS    (12/2/1996)
----------------------------------------------------------------------   --------   --------   ------------
Return before taxes                                                         17.37%      8.27%        8.17%
Return after taxes on distributions                                         13.42%      4.03%        3.82%
Return after taxes on distributions and sale of Portfolio shares            11.10%      4.28%        4.16%
Bear Stearns High Yield Index
(reflects no deduction for fees, expenses, or taxes)                        10.93%      6.81%        6.46%(1)

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

(1) The Bear Stearns High Yield Index reports returns on a monthly basis. This figure reflects the return from December 31, 1996 through December 31, 2004.

WHAT ARE THE HIGH-YIELD BOND PORTFOLIO'S FEES AND EXPENSES?
SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on purchases as
 a percentage of offering price                        none
Maximum sales charge (load) imposed on reinvested
 dividends                                             none
Purchase reimbursement fees                            none
Redemption reimbursement fees                          none
Exchange fees                                          none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The High-Yield Bond Portfolio's assets.


Investment advisory fees(1)                            0.45%
Distribution and service (12b-1) fees                  none
Other expenses                                         0.56%
Total operating expenses(1)                            1.01%


THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


 1 year         $   103
 3 years        $   322
 5 years        $   558
 10 years       $ 1,236

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31 2005 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.59% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived and/or paid been deducted, investment advisory fees and total operating expenses would have been 0.03% and 0.59%, respectively.



(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

PROFILE: THE CORE PLUS FIXED INCOME PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

        THE CORE PLUS FIXED INCOME PORTFOLIO SEEKS MAXIMUM LONG-TERM TOTAL RETURN, CONSISTENT WITH REASONABLE RISK. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio allocates its investments principally among the following three sectors of the fixed-income securities markets: the U.S. Investment Grade Sector, U.S. High-Yield Sector and International Sector. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities (the "80% Policy"). We will determine how much of the Portfolio to allocate to each of the three sectors, based on our evaluation of economic and market conditions and our assessment of the returns and potential for appreciation that can be achieved from investments in each of the three sectors. We will periodically reallocate the Portfolio's assets, as deemed necessary. The relative proportion of the Portfolio's assets to be allocated among sectors is described below.

o U.S. INVESTMENT GRADE SECTOR Under normal circumstances, between 50% and 90% of the Portfolio's total assets will be invested in the U.S. investment grade sector. In managing the Portfolio's assets allocated to the investment grade sector, we will invest principally in debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and by U.S. corporations. The corporate debt obligations in which the Portfolio may invest include bonds, notes, debentures and commercial paper of U.S. companies. The U.S. Government securities in which the Portfolio may invest include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. Government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. Government.

        The investment grade sector of the Portfolio's assets may also be invested in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by government sponsored corporations. Other mortgage-backed securities in which the Portfolio may invest are issued by certain private, non-government entities. Subject to the quality limitations, the Portfolio may also invest in securities which are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans and leases.

        Securities purchased by the Portfolio within this sector will be rated in one of the four highest rating categories or will be unrated securities that we determine are of comparable quality. See Appendix A for additional rating information.

o U.S. HIGH-YIELD SECTOR Under normal circumstances, between 5% and 30% of the Portfolio's total assets will be allocated to the U.S. High-Yield Sector. We will invest the Portfolio's assets that are allocated to the domestic high-yield sector primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The Portfolio may invest in domestic corporate debt obligations, including, notes, which may be convertible or non-convertible, commercial paper, units consisting of bonds with stock or warrants to buy stock attached, debentures, convertible debentures, zero coupon bonds and pay-in-kind securities.

        The Portfolio will invest in both rated and unrated bonds. The rated bonds that the Portfolio may purchase in this sector will generally be rated BB or lower by S&P or Fitch, Ba or lower by Moody's, or similarly rated by another nationally recognized statistical ratings organization. Unrated bonds may be more speculative in nature than rated bonds.

o INTERNATIONAL SECTOR The Portfolio may invest up to 20% of its total assets in the International Sector. The International Sector invests primarily in fixed-income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in foreign countries. These fixed-income securities include foreign government securities, debt obligations of foreign companies, and securities issued by supra-national entities. A supra-national entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supra-national entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-American Development Bank and the Asian Development Bank.

        The Portfolio may invest in securities issued in any currency and may hold foreign currencies. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, such as the Euro. The Portfolio may, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Portfolio transactions and to minimize currency value fluctuations. Currency considerations carry a special risk for a portfolio that allocates a significant portion of its assets to foreign securities.

        The Portfolio will invest in both rated and unrated foreign securities. It may purchase securities of issuers in any foreign country, developed and underdeveloped. These investments may include direct obligations of issuers located in emerging markets countries and so-called Brady Bonds. However, investments in emerging markets, Brady Bonds and in foreign securities that are rated below investment grade (e.g. lower than BBB by S&P), or if unrated, judged to be of comparable quality, will, in the aggregate, be limited to no more than 5% of the Portfolio's total assets.

In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes, and pending investment, the Portfolio may hold a substantial portion of its assets in cash or short-term fixed-income obligations. The Portfolio may also use a wide range of hedging instruments, including options, futures contracts and options on futures contracts subject to certain limitations.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices. Investments in high-yield, high risk or "junk" bonds entail certain risk, including the risk of loss of principal, which may be greater than the risks presented by investment grade bonds and which should be considered by investors contemplating an investment in the Portfolio. Among these risks are those that result from the absence of a liquid secondary market and the dominance in the market of institutional investors. We also anticipate that the Portfolio will be affected by high portfolio turnover rates. The Portfolio will also be affected by prepayment risk due to its holdings of mortgage-backed securities. With prepayment risk, when homeowners prepay mortgages during periods of low interest rates, the Portfolio may be forced to re-deploy its assets in lower yielding securities.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE CORE PLUS FIXED INCOME PORTFOLIO PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Core Plus Fixed Income Portfolio. We show how returns before taxes for The Core Plus Fixed Income Portfolio have varied over the past two calendar years, as well as average annual returns for one year and since inception--with the average annual returns compared to the performance of the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index measures the performance of about 6,500 U.S. corporate and government bonds. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Core Plus Fixed Income Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Core Plus Fixed Income Portfolio)]

                YEAR-BY-YEAR TOTAL RETURN (The Core Plus Fixed Income Portfolio)

     The Core Plus Fixed income Portfolio
        2003            8.44%
        2004            6.15%

During the periods illustrated in this bar chart, The Core Plus Fixed Income Portfolio's highest quarterly return was 4.33% for the quarter ended June 30, 2003 and its lowest quarterly return was -2.54% for the quarter ended June 30, 2004.


                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

                                                                                       SINCE
                                                                                     INCEPTION
THE CORE PLUS FIXED INCOME PORTFOLIO                                      1 YEAR     (6/28/2002)
----------------------------------------------------------------------   --------   ------------
Return before taxes                                                          6.15%        8.29%
Return after taxes on distributions                                          5.41%        6.44%
Return after taxes on distributions and sale of Portfolio shares             4.01%        6.00%
Lehman Brothers Aggregate Bond Index
 (reflects no deduction for fees, expenses or taxes)                         4.34%        5.89%(1)

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

(1) The Lehman Brothers Aggregate Bond Index reports returns on a monthly basis. This figure reflects the return from June 30, 2002 through December 31, 2004.

WHAT ARE THE CORE PLUS FIXED INCOME PORTFOLIO'S FEES AND EXPENSES? SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on purchases as
 a percentage of offering price                        none
Maximum sales charge (load) imposed on reinvested
 dividends                                             none
Purchase reimbursement fees                            none
Redemption reimbursement fees                          none
Exchange fees                                          none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Core Plus Fixed Income Portfolio's assets.


Investment advisory fees(1)                            0.43%
Distribution and service (12b-1) fees                  none
Other expenses                                         0.35%
Total operating expenses(1)                            0.78%


THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


1 year          $   80
3 years         $  249
5 years         $  433
10 years        $  966

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2005 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.50% of average daily net assets. If the amount the Manager has committed to waive were deducted, investment advisory fees and total operating expenses are expected to be 0.15% and 0.50%, respectively.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

PROFILE: THE GLOBAL FIXED INCOME PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

        THE GLOBAL FIXED INCOME PORTFOLIO SEEKS CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF PRINCIPAL. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio invests primarily in fixed-income securities that may also provide the potential for capital appreciation. The Portfolio is a global fund which invests in issuers located throughout the world. As such, it may invest in securities issued in any currency and may hold foreign currency. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units such as the Euro. The Portfolio is considered "non-diversified" under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolio's investments may affect a larger portion of its overall assets and subject the Portfolio to greater risks.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities (the "80% Policy").

Our approach in selecting investments for the Portfolio is oriented to country selection and is value driven. In selecting fixed-income instruments for the Portfolio, we identify those countries' fixed-income markets that we believe will provide the United States domiciled investor the highest yield over a market cycle while also offering the opportunity for capital gain and currency appreciation. We conduct extensive fundamental research on a global basis, and it is through this effort that attractive fixed-income markets are selected for investment. The core of the fundamental research effort is a value oriented discounted income stream methodology which isolates value across country boundaries. This approach focuses on future coupon and redemption payments and discounts the value of those payments back to what they would be worth if they were to be paid today. Comparisons of the values of different possible investments are then made.

Our management approach is long-term in orientation, and it is therefore expected that the annual turnover of the portfolio will not exceed 200% under normal circumstances. High portfolio turnover involves correspondingly greater transaction costs and may affect taxes payable by the Portfolio's shareholders that are subject to federal income taxes. The turnover rate may also be affected by cash requirements from redemptions and repurchases of the Portfolio's shares.

The Portfolio will attempt to achieve its objective by investing in a broad range of fixed-income securities, including debt obligations of foreign and U.S. companies which are generally rated A or better by S&P or Moody's or, if unrated, are deemed to be of comparable quality, as well as foreign and U.S. government securities with the limitations noted below. The Portfolio may invest up to 5% of its assets in fixed-income securities rated below investment grade, including foreign government securities as discussed below.

It is anticipated that the average weighted maturity of the Portfolio will be in the five-to-ten year range. If, however, we anticipate a declining interest rate environment, the average weighted maturity may be extended beyond ten years. Conversely, if we anticipate a rising rate environment, the average weighted maturity may be shortened to less than five years.

The Portfolio may also invest in zero coupon bonds, and in the debt securities of supranational entities denominated in any currency. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-American Development Bank and the Asian Development Bank. For increased safety, the Portfolio currently anticipates that a large percentage of its assets will be invested in U.S. government securities, foreign government securities and securities of supranational entities.

With respect to U.S. government securities, the Portfolio may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States. These obligations differ mainly in interest rates, maturities and dates of issuance. When we believe a temporary defensive approach is appropriate, the Portfolio may hold up to 100% of its assets in such U.S. government securities and certain other short-term instruments. When taking a temporary defensive position, the Portfolio may not be able to achieve its investment objective.

With respect to securities issued by foreign governments, their agencies, instrumentalities or political subdivisions, the Portfolio will generally invest in such securities if they have been rated AAA or AA by S&P or Aaa or Aa by Moody's or, if unrated, have been determined to be of comparable quality. As noted above, the Portfolio may invest up to 5% of its assets in non-investment grade fixed-income securities. These investments may include foreign government securities, some of which may be so-called Brady Bonds. The Portfolio may also invest in sponsored or unsponsored American Depositary Receipts or European Depositary Receipts. While the Portfolio may purchase securities of issuers in any foreign country, developed or developing, it is currently anticipated that the countries in which the Portfolio may invest will include, but not be limited to, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Korea, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of issuers in such countries. Any investment the Portfolio may make in other investment companies is limited in amount by the 1940 Act and would involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

Currency considerations carry a special risk for a portfolio of international securities. We use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with its portfolio of securities.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices and currency exchange rates. Investments in securities of non-U.S. issuers are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. issuers. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio also may be affected by changes in currency rates, which may reduce or eliminate any gains produced by investment, and exchange control regulations and may incur costs in connection with conversions between currencies. To the extent the Portfolio invests in securities of companies in emerging markets, such investments present a greater degree of risk than tends to be the case for investments in Western Europe and other developed markets. If, and to the extent that, we invest in forward foreign currency contracts or use other instruments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE GLOBAL FIXED INCOME PORTFOLIO PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Global Fixed Income Portfolio. We show how returns before taxes for The Global Fixed Income Portfolio have varied over the past ten calendar years, as well as average annual returns for one, five and ten years--with the average annual returns compared to the performance of the Citigroup World Government Bond Index. The Citigroup World Government Bond Index is an index of bonds from 21 world government bond markets with maturities of at least 1 year. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Mondrian Investment Partners Limited or Delaware Management Company, as applicable, has voluntarily waived fees and paid expenses of The Global Fixed Income Portfolio. Returns would be lower without the voluntary waiver and payment.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Global Fixed Income Portfolio)]

                   YEAR-BY-YEAR TOTAL RETURN (The Global Fixed Income Portfolio)

     The Global Fixed Income Portfolio


        1995           18.96%
        1996           14.96%
        1997            1.73%
        1998            8.68%
        1999           -4.05%
        2000            2.29%
        2001           -0.20%
        2002           26.17%
        2003           21.14%
        2004           13.78%

During the periods illustrated in this bar chart, The Global Fixed Income Portfolio's highest quarterly return was 13.51% for the quarter ended June 30, 2002 and its lowest quarterly return was -5.18% for the quarter ended September 30, 2000.


                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

THE GLOBAL FIXED INCOME PORTFOLIO                                         1 YEAR     5 YEARS   10 YEARS
----------------------------------------------------------------------   --------   --------   --------

Return before taxes                                                       13.78%     12.16%      9.92%
Return after taxes on distributions                                       11.80%      9.83%      7.25%
Return after taxes on distributions and sale of Portfolio shares           8.93%      9.15%      6.93%
Citigroup World Government Bond Index
 (reflects no deduction for fees, expenses or taxes)                      10.35%      8.78%      7.59%

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

WHAT ARE THE GLOBAL FIXED INCOME PORTFOLIO'S FEES AND EXPENSES?
SHAREHOLDER FEES are fees paid directly from you investment.

Maximum sales charge (load) imposed on purchases as
 a percentage of offering price                        none
Maximum sales charge (load) imposed on reinvested
 dividends                                             none
Purchase reimbursement fees                            none
Redemption reimbursement fees                          none
Exchange fees                                          none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Global Fixed Income Portfolio's assets.


Investment advisory fees(1)                            0.50%
Distribution and service (12b-1) fees                  none
Other expenses                                         0.14%
Total operating expenses(1)                            0.64%


THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


1 year          $   65
3 years         $  205
5 years         $  357
10 years        $  798

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2005 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.60% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived and/or paid been deducted, investment advisory fees and total operating expenses would have been 0.46% and 0.60%, respectively.



(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

PROFILE: THE INTERNATIONAL FIXED INCOME PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

        THE INTERNATIONAL FIXED INCOME PORTFOLIO SEEKS CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF PRINCIPAL. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio invests primarily in fixed-income securities that may also provide the potential for capital appreciation. The Portfolio is an international fund which invests primarily in issuers that are organized, have a majority of their assets, or derive most of their operating income outside of the United States. As such, it may invest in securities issued in any currency and may hold foreign currency. Under normal circumstances, the Portfolio intends to invest in securities which are denominated in foreign currencies. Securities of issuers within a given country may be denominated in the currency of such country, in the currency of another country or in multinational currency units, such as the Euro. The Portfolio will attempt to achieve its objective by investing in a broad range of fixed-income securities, including debt obligations of foreign companies which are generally rated A or better by S&P or Moody's or, if unrated, are deemed to be of comparable quality, as well as foreign government securities with the limitation noted below. The Portfolio is considered "non-diversified" under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolio's investments may affect a larger portion of its overall assets and subject the Portfolio to greater risks.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed-income securities (the "80% Policy").

Our approach in selecting investments for the Portfolio is oriented to country selection and is value driven. In selecting fixed-income instruments for the Portfolio, we identify those countries' fixed-income markets that we believe will provide the United States domiciled investor the highest yield over a market cycle while also offering the opportunity for capital gain and currency appreciation. We conduct extensive fundamental research on a global basis, and it is through this effort that attractive fixed-income markets are selected for investment. The core of the fundamental research effort is a value oriented discounted income stream methodology which isolates value across country boundaries. This approach focuses on future coupon and redemption payments and discounts the value of those payments back to what they would be worth if they were to be paid today. Comparisons of the values of different possible investments are then made.

The Portfolio may also invest in zero coupon bonds, and in the debt securities of supranational entities denominated in any currency. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-American Development Bank and the Asian Development Bank. For increased safety, the Portfolio currently anticipates that a large percentage of its assets will be invested in foreign government securities and securities of supranational entities.

With respect to U.S. government securities, the Portfolio may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States. When we believe a temporary defensive approach is appropriate, the Portfolio may hold up to 100% of its assets in such U.S. government securities and certain other short-term instruments. When taking a temporary defensive position, the Portfolio may not achieve its investment objective.

With respect to securities issued by foreign governments, their agencies, instrumentalities or political subdivisions, the Portfolio will generally invest in such securities if they have been rated AAA or AA by S&P or Aaa or Aa by Moody's or if unrated, have been determined to be of comparable quality. The Portfolio may invest up to 5% of its assets in non-investment grade fixed-income securities. These investments may include foreign government securities, some of which may be so-called Brady Bonds. The Portfolio may also invest in sponsored or unsponsored American Depositary Receipts or European Depositary Receipts. While the Portfolio may purchase securities of issuers in any foreign country, developed or developing, it is currently anticipated that the countries in which the Portfolio may invest will include, but not be limited to, Canada, Germany, the United Kingdom, New Zealand, France, The Netherlands, Belgium, Spain, Switzerland, Ireland, Denmark, Portugal, Italy, Austria, Norway, Sweden, Finland, Luxembourg, Japan and Australia. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of issuers in such countries. Any investment the Portfolio may make in other investment companies is limited in amount by the 1940 Act and would involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

Currency considerations carry a special risk for a portfolio of international securities. We use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may utilize a wide range of hedging instruments, including options, futures contracts, and related options, and forward foreign currency exchange contracts to hedge currency risks associated with its portfolio securities.

It is anticipated that the average weighted maturity of the Portfolio will be in the five-to-ten year range. If we anticipate a declining interest rate environment, the average weighted maturity may be extended beyond ten years. Conversely, if we anticipate a rising rate environment, the average weighted maturity may be shortened to less than five years.

Our management approach is long-term in orientation, but, it is expected that the annual turnover of the portfolio will be approximately 200% under normal circumstances. High portfolio turnover involves correspondingly greater transaction costs and may affect taxes payable by the Portfolio's shareholders that are subject to federal income taxes. The turnover rate may also be affected by cash requirements from redemptions and repurchases of the Portfolio's shares.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices and currency exchange rates. Investments in securities of non-U.S. issuers are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in securities of U.S. issuers. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio may also be affected by changes in currency rates, which may reduce or eliminate any gains produced by investment, and exchange control regulations and may incur costs in connection with conversions between currencies. To the extent the Portfolio invests in securities of companies in emerging markets, such investments present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE INTERNATIONAL FIXED INCOME PORTFOLIO PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The International Fixed Income Portfolio. We show how returns before taxes for The International Fixed Income Portfolio have varied over the past seven calendar years, as well as average annual returns for one and five years and since inception--with the average annual returns compared to the performance of the Citigroup Non-U.S. World Government Bond Index. The Citigroup Non-U.S. World Government Bond Index is a market-capitalization weighted benchmark that tracks the performances of the Government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Mondrian Investment Partners Limited or Delaware Management Company, as applicable, has voluntarily waived fees and paid expenses of The International Fixed Income Portfolio. Returns would be lower without the voluntary waiver and payment.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The International Fixed Income Portfolio)]

            YEAR-BY-YEAR TOTAL RETURN (The International Fixed Income Portfolio)

     The International Fixed Income Portfolio


        1998            9.68%
        1999           -5.04%
        2000           -1.61%
        2001           -1.76%
        2002           26.66%
        2003           22.39%
        2004           14.12%

During the periods illustrated in this bar chart, The International Fixed Income Portfolio's highest quarterly return was 14.38% for the quarter ended June 30, 2002 and its lowest quarterly return was -6.91% for the quarter ended September 30, 2000.


                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

                                                                                                      SINCE
                                                                                                    INCEPTION
THE INTERNATIONAL FIXED INCOME PORTFOLIO                                  1 YEAR        5 YEARS     (4/11/1997)
----------------------------------------------------------------------   --------      --------    ------------

Return before taxes                                                         14.12%        11.33%           8.29%
Return after taxes on distributions                                         11.59%         9.51%           6.31%
Return after taxes on distributions and sale of Portfolio shares             9.14%         8.73%           5.93%
Citigroup Non-U.S. World Government Bond Index
(reflects no deduction for fees, expenses or taxes)                         12.14%(1)      8.76%           7.69%

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

(1) The Citigroup Non-U.S. World Government Bond Index reports returns on a monthly basis. This figure reflects the return from April 30, 1997 through December 31, 2004.

WHAT ARE THE INTERNATIONAL FIXED INCOME PORTFOLIO'S FEES AND EXPENSES? SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on purchases as
 a percentage of offering price                        none
Maximum sales charge (load) imposed on reinvested
 dividends                                             none
Purchase reimbursement fees                            none
Redemption reimbursement fees                          none
Exchange fees                                          none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The International Fixed Income Portfolio's assets.


Investment advisory fees(1)                            0.50%
Distribution and service (12b-1) fees                  none
Other expenses                                         0.17%
Total operating expenses(1)                            0.67%


THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


1 year          $   68
3 years         $  214
5 years         $  373
10 years        $  835

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2005 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.60% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived and/or paid been deducted, investment advisory fees and total operating expenses would have been 0.43% and 0.60%, respectively.


(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

ADDITIONAL INVESTMENT INFORMATION

Each Portfolio's, except The Labor Select International Equity Portfolio's, investment objective is non-fundamental. This means the Board of Trustees may change the objective without obtaining shareholder approval. If a Portfolio's objective were changed, we would notify shareholders before the change became effective. The following chart gives a brief description of the securities in which the Portfolios may invest. The Portfolios may also invest in a broad selection of other securities consistent with their respective investment objectives and policies. Please see the Statement of Additional Information for additional descriptions and risk information on these investments as well as other investments for the Portfolios.

SECURITIES                                                       HOW WE USE THEM
-------------------------------------------------------------    -------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of ownership     The Large-Cap Value Equity, The Mid-Cap Growth Equity, The
in a corporation. Stockholders participate in the                Small-Cap Value Equity, The Small-Cap Growth Equity, The
corporation's profits and losses indirectly, as the value of     Small-Cap Growth II Equity, The Smid-Cap Growth Equity, The
a corporation's shares tends to change as the corporation's      Real Estate Investment Trust, The Real Estate Investment
earnings fluctuate.                                              Trust II, The International Equity, The Labor Select
                                                                 International Equity, The Emerging Markets and The All-Cap
                                                                 Growth Equity Portfolios focus their investments on common stocks, some of which will be dividend paying stocks.

CORPORATE BONDS: Debt obligations issued by a corporation.       The Intermediate Fixed Income and The Core Focus Fixed
                                                                 Income Portfolios may invest in corporate bonds rated in one of the four highest categories by an NRSRO (e.g., at least
                                                                 BBB by S&P or Baa by Moody's), or deemed equivalent. The
                                                                 Global Fixed Income Portfolio may invest in foreign and U.S.
                                                                 corporate bonds which are generally rated A or better by S&P or Moody's or deemed to be of comparable quality. The
                                                                 International Fixed Income Portfolio may invest in foreign corporate bonds which are generally rated A or better by S&P or Moody's or deemed to be of comparable quality. The
                                                                 High-Yield Bond Portfolio will focus its investments on
                                                                 corporate bonds rated at least B- by S&P or B3 by Moody's.
                                                                 The Core Plus Fixed Income Portfolio may invest in bonds
                                                                 rated in one of the four highest rating categories for its
                                                                 U.S. Investment Grade Sector, and it may invest in bonds
                                                                 rated BB or lower by S&P or Fitch and Ba or lower by Moody's for its U.S. High-Yield Sector. Up to 35% of The Emerging
                                                                 Markets Portfolio's net assets may be invested in debt
                                                                 securities issued by emerging country companies, some or all of which may be corporate bonds, and some or all of which
                                                                 may be investment grade, below investment grade or unrated.
                                                                 The Small-Cap Growth Equity Portfolio and The Small Cap
                                                                 Growth II Equity Portfolio may invest up to 20% of their net assets in debt securities of corporate and government
                                                                 issuers, all of which must be rated within the four highest categories or deemed to be of comparable quality. The
                                                                 Small-Cap Value Equity Portfolio may invest up to 20% of its net assets in corporate bonds rated Baa or below by Moody's or BBB or below by S&P when the investment advisor believes that capital appreciation from those securities is likely.
                                                                 Debt securities may be acquired by The All-Cap Growth Equity
                                                                 Portfolio and those securities may be rated below investment grade or unrated. Investments in such securities that are
                                                                 rated below investment grade or unrated will be limited to no more than 5% of The All-Cap Growth Equity Portfolio's
                                                                 assets. The International Equity and The Labor Select
                                                                 International Equity Portfolios may invest up to 15% of
                                                                 their assets in foreign debt instruments when attractive
                                                                 opportunities are available.

CONVERTIBLE SECURITIES: Usually preferred stocks or              The Small-Cap Value Equity, The Small-Cap Growth Equity, The
corporate bonds that can be exchanged for a set number of        Small-Cap Growth II Equity, The Smid-Cap Growth Equity, The
shares of common stock at a predetermined price. These           International Equity, The Labor Select International Equity,
securities offer higher appreciation potential than              The All-Cap Growth Equity and The High-Yield Bond Portfolios
                                                                 may invest a portion of their

SECURITIES                                                       HOW WE USE THEM
-------------------------------------------------------------    -------------------------------------------------------------
nonconvertible bonds and greater income potential than           assets in convertible securities in any industry, and The
nonconvertible preferred stocks.                                 Real Estate Investment Trust Portfolios' assets may be
                                                                 invested in convertible securities of issuers in the real
                                                                 estate industry. Convertible securities acquired by The
                                                                 Small-Cap Value Equity, The Real Estate Investment Trust and
                                                                 The High-Yield Bond Portfolios may be rated below investment grade or unrated. The Real Estate Investment Trust, The
                                                                 Emerging Markets and The High-Yield Bond Portfolios may
                                                                 invest in convertible preferred stocks that offer various
                                                                 yield, dividend or other enhancements. Such enhanced
                                                                 convertible preferred securities include instruments like
                                                                 PERCS (Preferred Equity Redemption Cumulation Stock), PRIDES
                                                                 (Preferred Redeemable Increased Dividend Equity Securities)
                                                                 and DECS (Dividend Enhanced Convertible Securities).

MORTGAGE-BACKED SECURITIES: Fixed-income securities that         The Intermediate Fixed Income, The Core Focus Fixed Income,
represent pools of mortgages, with investors receiving           The Core Plus Fixed Income, The Global Fixed Income and The
principal and interest payments as the underlying mortgage       Real Estate Investment Trust Portfolios may invest in
loans are paid back. Many are issued and guaranteed against      mortgage-backed securities issued or guaranteed by the U.S.
default by the U.S. government or its agencies or                government, its agencies or instrumentalities or by
instrumentalities, such as the Federal Home Loan Mortgage        government sponsored corporations. For The Intermediate
Corporation, Fannie Mae and the Government National Mortgage     Fixed Income and The Core Focus Fixed Income Portfolios, all
Association. Others are issued by private financial              securities will be rated investment grade at the time of
institutions, with some fully collateralized by certificates     purchase.
issued or guaranteed by the government or its agencies or
instrumentalities.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) AND REAL ESTATE       The Intermediate Fixed Income, The Core Focus Fixed Income,
MORTGAGE INVESTMENT CONDUITS (REMICs): CMOs are privately        The Core Plus Fixed Income, The Global Fixed Income and The
issued mortgage-backed bonds whose underlying value is the       Real Estate Investment Trust Portfolios may invest in CMOs
mortgages that are collected into different pools according      and REMICs. Certain CMOs and REMICs may have variable or
to their maturity. They are issued by U.S. government            floating interest rates and others may be stripped. Stripped
agencies and private issuers. REMICs are privately issued        mortgage securities are generally considered illiquid and to
mortgage-backed bonds whose underlying value is a fixed pool     such extent, together with any other illiquid investments,
of mortgages secured by an interest in real property. Like       will not exceed that Portfolio's limit on illiquid
CMOs, REMICs offer different pools.                              securities. In addition, subject to certain quality and
                                                                 collateral limitations, The Intermediate Fixed Income, The
                                                                 Core Focus Fixed Income and The Core Plus Fixed Income
                                                                 Portfolios may each invest up to 20% of their total assets in CMOs and REMICs issued by private entities which are not collateralized by securities issued or guaranteed by the
                                                                 U.S. government, its agencies or instrumentalities, so
                                                                 called non-agency mortgage backed securities.

ASSET-BACKED SECURITIES: Bonds or notes backed by accounts       The Intermediate Fixed Income, The Core Focus Fixed Income
receivables, including home equity, automobile or credit         and The Core Plus Fixed Income Portfolios may invest in
loans.                                                           asset-backed securities rated in one of the four highest
                                                                 rating categories by an NRSRO.

REAL ESTATE INVESTMENT TRUSTS (REITs): REITs are pooled          The Real Estate Investment Trust Portfolios may invest
investment vehicles which invest primarily in                    without limitation in shares of REITs. The Small-Cap Value
income-producing real estate or real estate related loans or     Equity Portfolio may also invest in REITs consistent with
interests. REITs are generally classified as equity REITs,       its investment objectives and policies.
mortgage REITs or a combination of equity and mortgage
REITs. Equity REITs invest the majority of their assets
directly in real property and derive income primarily from
the collection of rents. Equity REITs can also realize
capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection
of interest payments.

U.S. GOVERNMENT SECURITIES: U.S. Treasury securities are         Each Portfolio may invest in U.S. government securities for
backed by the "full faith and credit" of the United States.      temporary purposes or otherwise, as is consistent with its
Securities issued or guaranteed by federal agencies and U.S.     investment objectives and policies. These securities are
government sponsored instrumentalities may or may not be         issued or guaranteed as to the payment of principal and
backed by the "full                                              interest by the U.S. government, or by various agencies or instrumentalities which have been established or sponsored

SECURITIES                                                       HOW WE USE THEM
-------------------------------------------------------------    -------------------------------------------------------------
faith and credit" of the United States. In the case of           by the U.S. government.
securities not backed by the "full faith and credit" of the
United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment.

FOREIGN GOVERNMENT SECURITIES: Debt issued by a government       Foreign government securities purchased by The Global Fixed
other than the United States or by an agency,                    Income and The International Fixed Income Portfolios will
instrumentality or political subdivision of such                 generally be rated in one of the top two rating categories
governments.                                                     or, if unrated, deemed to be of comparable quality. However, each such Portfolio may invest up to 5% of its assets in
                                                                 fixed-income securities rated, or comparable to securities rated, below BBB. The fixed-income securities in which The
                                                                 International Equity, The Labor Select International Equity,
                                                                 The Emerging Markets, The High-Yield Bond, The Core Focus
                                                                 Fixed Income, The Intermediate Fixed Income and The Core
                                                                 Plus Fixed Income Portfolios may invest include those issued by foreign governments.

REPURCHASE AGREEMENTS: An agreement between a buyer, such as     While each Portfolio is permitted to do so, it normally does
a Portfolio, and a seller of securities in which the seller      not invest in repurchase agreements except to invest cash
agrees to buy the securities back within a specified time at     balances or for temporary defensive purposes. In order to
the same price the buyer paid for them, plus an amount equal     enter into these repurchase agreements, a Portfolio must
to an agreed upon interest rate. Repurchase agreements are       have collateral of at least 102% of the repurchase price.
often viewed as equivalent to cash.                              Each Portfolio will only enter into repurchase agreements in which the collateral is comprised of U.S. government
                                                                 securities. The Large-Cap Value Equity, The Mid-Cap Growth
                                                                 Equity, The International Equity, The Intermediate Fixed
                                                                 Income and The Global Fixed Income Portfolios may invest no more than 10% of net assets in repurchase agreements having a maturity in excess of seven days. The Small-Cap Growth
                                                                 Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth
                                                                 Equity, The Small-Cap Value Equity, The Real Estate
                                                                 Investment Trust, The Labor Select International Equity, The
                                                                 Emerging Markets, The All-Cap Growth Equity, The Core Focus
                                                                 Fixed Income, The High-Yield Bond and The International
                                                                 Fixed Income Portfolios may invest no more than 15% of net assets in repurchase agreements having a maturity in excess of seven days.

RESTRICTED SECURITIES: Privately placed securities whose         Each Portfolio may invest in restricted securities,
resale is restricted under securities law.                       including securities eligible for resale without
                                                                 registration pursuant to Rule 144A under the Securities Act of 1933. To the extent restricted securities are illiquid, a
                                                                 Portfolio will limit its investments in them in accordance with its policy concerning illiquid securities. See
                                                                 "Illiquid Securities" below.

ILLIQUID SECURITIES: Securities that do not have a ready         The Large-Cap Value Equity, The Mid-Cap Growth Equity, The
market, and cannot be easily sold within seven days at           International Equity, The Intermediate Fixed Income and The
approximately the price that the Fund has valued them.           Global Fixed Income Portfolios may invest no more than 10%
Illiquid securities include repurchase agreements maturing       of net assets in illiquid securities. The Small-Cap Value
in more than seven days.                                         Equity, The Small-Cap Growth Equity, The Small-Cap Growth II
                                                                 Equity, The Smid-Cap Growth Equity, The Real Estate
                                                                 Investment Trust, The Labor Select International Equity, The
                                                                 Emerging Markets, The All-Cap Growth Equity, The Core Focus
                                                                 Fixed Income, The High-Yield Bond and The International
                                                                 Fixed Income Portfolios may invest no more than 15% of net assets in illiquid securities.

SHORT-TERM DEBT INVESTMENTS: These instruments include (1)       Each Portfolio may invest in these instruments either as a
time deposits, certificates of deposit and bankers               means to achieve its investment objective or, more commonly,
acceptances issued by a U.S. commercial bank; (2) commercial     as temporary defensive investments or pending investment in
paper of the highest quality rating; (3) short-term debt         the Portfolio's principal investment securities. When
obligations with the highest quality rating; (4) U.S.            investing all or a significant portion of a Portfolio's
government securities; and (5) repurchase agreements             assets in these instruments, a Portfolio may not be able to
collateralized by those instruments.                             achieve its investment objective.

SECURITIES                                                       HOW WE USE THEM
-------------------------------------------------------------    -------------------------------------------------------------
TIME DEPOSITS: Time deposits are non-negotiable deposits         Time deposits maturing in more than seven days will not be
maintained in a banking institution for a specified period       purchased by any of the following Portfolios, and time
of time at a stated interest rate.                               deposits maturing from two business days through seven
                                                                 calendar days will not exceed 10% of the total assets of The
                                                                 Large-Cap Value Equity, The Mid-Cap Growth Equity, The
                                                                 International Equity, The Intermediate Fixed Income and The
                                                                 Global Fixed Income Portfolios; and 15% of the total assets of The Small-Cap Value Equity, The Small-Cap Growth Equity,
                                                                 The Small-Cap Growth II Equity, The Smid-Cap Growth Equity,
                                                                 The Real Estate Investment Trust, The Labor Select
                                                                 International Equity, The Emerging Markets, The All-Cap
                                                                 Growth Equity, The Core Focus Fixed Income, The High-Yield
                                                                 Bond, The Core Plus Fixed Income and The International Fixed
                                                                 Income Portfolios.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES: In these            Each Portfolio may purchase securities on a when-issued or
transactions, instruments are purchased with payment and         delayed delivery basis. The Portfolios may not enter into
delivery taking place in the future in order to secure what      when-issued commitments exceeding, in the aggregate, 15% of
is considered to be an advantageous yield or price at the        the market value of the Portfolio's total assets less
time of the transaction. The payment obligations and the         liabilities other than the obligations created by these
interest rates that will be received are each fixed at the       commitments. Each Portfolio will designate cash or
time a Portfolio enters into the commitment and no interest      securities in amounts sufficient to cover its obligations,
accrues to the Portfolio until settlement. Thus, it is           and will value the designated assets daily.
possible that the market value at the time of settlement
could be higher or lower than the purchase price if the
general level of interest rates has changed.

SECURITIES LENDING: These transactions involve the loan of       Each Portfolio may loan up to 25% of its assets to qualified
securities owned by a Portfolio to qualified dealers and         brokers/dealers or institutional investors. These
investors for their use relating to short-sales or other         transactions, if any, may generate additional income for the
securities transactions.                                         Portfolios.

BORROWING FROM BANKS: The Portfolios may have pre-existing       Each Portfolio may borrow money as a temporary measure or to
arrangements with banks that permit them to borrow money         facilitate redemptions. No Portfolio has the intention of
from time to time.                                               increasing its net income through borrowing.

ZERO COUPON AND PAY-IN-KIND BONDS: Zero coupon bonds are         The Emerging Markets Portfolio may invest up to 35% of its
debt obligations which do not entitle the holder to any          respective net assets in fixed-income securities, including
periodic payments of interest prior to maturity or a             zero coupon bonds. The High-Yield Bond Portfolio may also
specified date when the securities begin paying current          purchase zero coupon bonds and PIK bonds, although it
interest, and therefore are issued and traded at a discount      generally does not purchase a substantial amount of these
from their face amounts or par value. Pay-in-kind ("PIK")        bonds. The Core Plus Fixed Income Portfolio may also
bonds pay interest through the issuance to holders of            purchase these securities consistent with its investment
additional securities.                                           objective.

SECURITIES                                                       HOW WE USE THEM
-------------------------------------------------------------    -------------------------------------------------------------
AMERICAN DEPOSITARY RECEIPTS (ADRs), EUROPEAN DEPOSITARY         The Large-Cap Value Equity, The Mid-Cap Growth Equity, The
RECEIPTS (EDRs), AND GLOBAL DEPOSITARY RECEIPTS (GDRs): ADRs     Small-Cap Value Equity, The Small-Cap Growth Equity, The
are receipts issued by a U.S. depositary (usually a U.S.         Small-Cap Growth II Equity, The Smid-Cap Growth Equity, The
bank) and EDRs and GDRs are receipts issued by a depositary      Real Estate Investment Trust, The International Equity, The
outside of the U.S. (usually a non-U.S. bank or trust            Labor Select International Equity, The Emerging Markets, The
company or a foreign branch of a U.S. bank). Depositary          All-Cap Growth Equity, The Global Fixed Income and The
receipts represent an ownership interest in an underlying        International Fixed Income Portfolios may invest in
security that is held by the depositary. Generally, the          sponsored and unsponsored ADRs. Such ADRs that The Large-Cap
underlying security represented by an ADR is issued by a         Value Equity, The Mid-Cap Growth Equity, The Small-Cap Value
foreign issuer and the underlying security represented by an     Equity, The Small-Cap Growth Equity, The Small-Cap Growth II
EDR or GDR may be issued by a foreign or U.S. issuer.            Equity, The Smid-Cap Growth Equity and The Real Estate
Sponsored depositary receipts are issued jointly by the          Investment Trust Portfolios may invest in will be those that
issuer of the underlying security and the depositary, and        are actively traded in the United States.
unsponsored depositary receipts are issued by the depositary
without the participation of the issuer of the underlying        In conjunction with their investments in foreign securities,
security. Generally, the holder of the depositary receipt is     The International Equity, The Labor Select International
entitled to all payments of interest, dividends or capital       Equity, The Emerging Markets, The All-Cap Growth Equity, The
gains that are made on the underlying security.                  Global Fixed Income and The International Fixed Income
                                                                 Portfolios may also invest in sponsored and unsponsored EDRs and GDRs. In addition, The Small-Cap Growth Equity
                                                                 Portfolio, The Small-Cap Growth II Equity Portfolio and The
                                                                 Smid-Cap Growth Equity Portfolio may invest in sponsored and unsponsored GDRs subject to their 10% (20% for the Smid-Cap
                                                                 Growth Equity Portfolio) limit on investments in foreign
                                                                 securities.

BRADY BONDS: These are debt securities issued under the          The Global Fixed Income, The International Fixed Income and
framework of the Brady Plan, an initiative announced by the      The Emerging Markets Portfolios may invest in Brady Bonds
U.S. Treasury Secretary Nicholas F. Brady in 1989, as a          consistent with their respective investment objectives. We
mechanism for debtor nations to restructure their                believe that economic reforms undertaken by countries in
outstanding external indebtedness (generally, commercial         connection with the issuance of Brady Bonds may make the
bank debt).                                                      debt of countries which have issued or have announced plans to issue Brady Bonds a viable opportunity for investment.

FUTURES AND OPTIONS: A futures contract is a bilateral           The Mid-Cap Growth Equity, The Small-Cap Value Equity, The
agreement providing for the purchase and sale of a specified     Small-Cap Growth Equity, The Small-Cap Growth II Equity, The
type and amount of a financial instrument, or for the making     Smid-Cap Growth Equity, The Real Estate Investment Trust,
and acceptance of a cash settlement, at a stated time in the     The Emerging Markets, The All-Cap Growth Equity, The
future for a fixed price. A call option is a short-term          Intermediate Fixed Income, The Core Focus Fixed Income and
contract pursuant to which the purchaser of the call option,     The Core Plus Fixed Income Portfolios may invest in futures,
in return for the premium paid, has the right to buy the         options and closing transactions related thereto. Portfolios
security or other financial instrument underlying the option     that enter into these transactions are operated pursuant to
at a specified exercise price at any time during the term of     a claim of exclusion from the definition of the term
the option. A put option is a similar contract which gives       "commodity pool operator" under the Commodity Exchange Act,
the purchaser of the put option, in return for a premium,        as amended, and therefore are not subject to registration or
the right to sell the underlying security or other financial     regulation as a commodity pool operator under the Commodity
instrument at a specified price during the term of the           Exchange Act. These activities will not be entered into for
option.                                                          speculative purposes, but rather for hedging purposes and to facilitate the ability to quickly deploy into the market a
                                                                 Portfolio's cash, short-term debt securities and other money market instruments at times when the Portfolio's assets are not fully invested. A Portfolio may only enter into these
                                                                 transactions for hedging purposes if it is consistent with its respective investment objective and policies. A
                                                                 Portfolio may not engage in such transactions to the extent that obligations resulting from these activities, in the
                                                                 aggregate, exceed 25% of the Portfolio's assets, or 20% of
                                                                 The Real Estate Investment Trust Portfolios' total assets.
                                                                 In addition, The Emerging Markets, The Core Plus Fixed
                                                                 Income, The Core Focus Fixed Income and The International
                                                                 Fixed Income Portfolios may enter into futures contracts,
                                                                 purchase or sell options on futures contracts, and trade in options on foreign currencies, and may enter into closing
                                                                 transactions with respect to such activities to hedge or
                                                                 "cross hedge" the currency risks associated with their
                                                                 investments. Generally, futures contracts on foreign
                                                                 currencies operate similarly to futures contracts concerning
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
SECURITIES                                                       HOW WE USE THEM
-------------------------------------------------------------    -------------------------------------------------------------
                                                                 securities, and options on foreign currencies operate
                                                                 similarly to options on securities. See also "Foreign
                                                                 Currency Transactions" below.

FOREIGN CURRENCY TRANSACTIONS: Several Portfolios will           Although The International Equity, The Labor Select
invest in securities of foreign issuers and may hold foreign     International Equity, The Emerging Markets, The Global Fixed
currency. In addition, several Portfolios may enter into         Income, The International Fixed Income, The Small-Cap Value
contracts to purchase or sell foreign currencies at a future     Equity, The Small-Cap Growth Equity, The Small-Cap Growth II
date (i.e., a "forward foreign currency" contract or             Equity, The Smid-Cap Growth Equity, The Real Estate
"forward" contract). A forward contract involves an              Investment Trust, The All-Cap Growth Equity, The Core Focus
obligation to purchase or sell a specific currency at a          Fixed Income, The Intermediate Fixed Income, The Core Plus
future date, which may be any fixed number of days from the      Fixed Income and The High-Yield Bond Portfolios value their
date of the contract, agreed upon by the parties, at a price     assets daily in terms of U.S. dollars, they do not intend to
set at the time of the contract. A Portfolio may enter into      convert their holdings of foreign currencies into U.S.
forward contracts to "lock in" the price of a security it        dollars on a daily basis. A Portfolio may, however, from
has agreed to purchase or sell, in terms of U.S. dollars or      time to time, purchase or sell foreign currencies and/or
other currencies in which the transaction will be                engage in forward foreign currency transactions in order to
consummated.                                                     expedite settlement of Portfolio transactions and to
                                                                 minimize currency value fluctuations.

INTEREST RATE SWAP AND INDEX SWAP AGREEMENTS: In an interest     The Intermediate Fixed Income, The Core Focus Fixed Income
rate swap, a fund receives payment from another party based      and The Core Plus Fixed Income Portfolios may use interest
on a floating interest rate in return for making payments        rate swaps to adjust each Portfolio's sensitivity to
based on a fixed interest rate. An interest rate swap can        interest rates by changing its duration. We may also use
also work in reverse, with a fund receiving payments based       interest rate swaps to hedge against changes in interest
on a fixed interest rate and making payments based on a          rates. We use index swaps to gain exposure to markets that
floating interest rate. In an index swap, a fund receives        the Portfolios invest in, such as the corporate bond market.
gains or incurs losses based on the total return of an           We may also use index swaps as a substitute for futures,
index, in exchange for making fixed or floating interest         options or forward contracts if such contracts are not
rate payments to another party.                                  directly available to the Portfolios on favorable terms.

                                                                 Interest rate swaps and index swaps will be considered
                                                                 illiquid securities.
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

RISK FACTORS

        An investment in the Portfolios entails certain risks and considerations about which an investor should be aware. The following chart gives a brief description of some of the risks of investing in the Portfolios. Please see the Statement of Additional Information for additional descriptions and risk information.

RISKS                                                            HOW WE STRIVE TO MANAGE THEM
-------------------------------------------------------------    -------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the            The value of each Portfolio's holdings, whether equity or
securities in a certain market-like the stock or bond            fixed income in orientation, fluctuates in response to
market-will decline in value because of factors such as          events affecting markets. In a declining market environment,
economic conditions, future expectations or investor             the value of the Portfolios' securities will generally
confidence.                                                      decline as well. We maintain a long-term approach and focus on securities that we believe can continue to provide
Index swaps are subject to the same market risks as the          returns over an extended period of time regardless of these
investment market or sector that the index represents.           interim market fluctuations. Generally, we do not try to
Depending on the actual movements of the index and how well      predict overall market movements or trade for short-term
the portfolio manager forecasts those movements, a fund          purposes.
could experience a higher or lower return than anticipated.
                                                                 In evaluating the use of an index swap for The Intermediate
                                                                 Fixed Income, The Core Focus Fixed Income and The Core Plus
                                                                 Fixed Income Portfolios, we carefully consider how market
                                                                 changes could affect the swap and how that compares to our investing directly in the market the swap is intended to
                                                                 represent. When selecting dealers with whom we would make
                                                                 interest rate or index swap agreements for these Portfolios, we focus on those dealers with high quality ratings and do careful credit analysis before engaging in the transaction.

INDUSTRY AND SECURITY RISK is the risk that the value of         The Real Estate Investment Trust Portfolios concentrate
securities in a particular industry or the value of an           their investments in the real estate industry. As a
individual stock or bond will decline because of changing        consequence, the net asset value of each Portfolio can be
expectations for the performance of that industry or for the     expected to fluctuate in light of the factors affecting that
individual company issuing the stock or bond. Portfolios         industry, and may fluctuate more widely than a portfolio
that concentrate their investments in a particular industry      that invests in a broader range of industries. Each Real
or individual security are considered to be subject to           Estate Investment Trust Portfolio may be more susceptible to
greater risks than Portfolios that are not concentrated.         any single economic, political or regulatory occurrence
                                                                 affecting the real estate industry.

                                                                 With the exception of The Real Estate Investment Trust
                                                                 Portfolios, we limit the amount of each Portfolio's assets invested in any one industry, as is consistent with that
                                                                 Portfolio's investment objective. To seek to reduce these
                                                                 risks for all Portfolios, we limit investments in any
                                                                 individual security and we follow a rigorous selection
                                                                 process before choosing securities for the Portfolios.
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                                       86

RISKS                                                            HOW WE STRIVE TO MANAGE THEM
-------------------------------------------------------------    -------------------------------------------------------------
INTEREST RATE RISK is the risk that securities, particularly     The Portfolios, especially those that invest significantly
bonds with longer maturities, will decrease in value if          in fixed-income securities, are subject to various interest
interest rates rise and increase in value if interest rates      rate risks depending upon their investment objectives and
fall. Investments in equity securities issued by small and       policies. We cannot eliminate that risk, but we do try to
medium sized companies, which often borrow money to finance      address it by monitoring economic conditions, especially
operations, may also be adversely affected by rising             interest rate trends and their potential impact on the
interest rates.                                                  Portfolios. The Portfolios do not try to increase returns on their investments in debt securities by predicting and
Swaps may be particularly sensitive to interest rate             aggressively capitalizing on interest rate movements. The
changes. Depending on the actual movements of interest rates     Intermediate Fixed Income and The Core Focus Fixed Income
and how well the portfolio manager anticipates them, a           Portfolios seek to maintain as the core of their investment
portfolio could experience a higher or lower return than         portfolios, short- and intermediate-term debt securities
anticipated. For example, if a portfolio holds interest rate     (under ten years). The Global Fixed Income and The
swaps and is required to make payments based on variable         International Fixed Income Portfolios anticipate that
interest rates, it will have to make increased payments if       average weighted maturity will be in the five-to-ten year
interest rates rise, which will not necessarily be offset by     range, with a possible shift beyond ten years in a declining
the fixed-rate payments it is entitled to receive under the      interest rate environment and a possible shortening below
swap agreement.                                                  five years in a rising interest rate environment.

                                                                 The High-Yield Bond Portfolio, by investing primarily in
                                                                 bonds rated B- or higher by S& P or B3 or higher by Moody's, or unrated bonds, is subject to interest rate risks. See
                                                                 "Lower Rated Fixed-Income Securities" below. The Real Estate
                                                                 Investment Trust Portfolios, by investing primarily in
                                                                 securities of real estate investment trusts, and the other
                                                                 Portfolios that invest in those securities to a lesser
                                                                 degree, are subject to interest rate risk, in that as
                                                                 interest rates decline, the value of each Portfolio's
                                                                 investments in real estate investment trusts can be expected to rise. Conversely, when interest rates rise, the value of each Portfolio's investments in real estate investment
                                                                 trusts holding fixed rate obligations can be expected to
                                                                 decline. However, lower interest rates tend to increase the level of refinancing, which can hurt returns on REITs that hold fixed-income obligations.

                                                                 The Intermediate Fixed Income, The Core Focus Fixed Income
                                                                 and The Core Plus Fixed Income Portfolios, by investing in swaps, are subject to additional interest rate risk. The
                                                                 Portfolios will not invest in interest rate or index swaps with maturities of more than two years. Each business day we will calculate the amount the Portfolios must pay for any
                                                                 swaps they hold and will segregate enough cash or other
                                                                 liquid securities to cover that amount.

                                                                 The Mid-Cap Growth Equity, The Small-Cap Value Equity, The
                                                                 Small-Cap Growth Equity, The Small-Cap Growth II Equity, The
                                                                 Smid-Cap Growth Equity and The All-Cap Growth Equity
                                                                 Portfolios invest in small- or mid-cap companies and we seek to address the potential interest rate risks by analyzing
                                                                 each company's financial situation and its cash flow to
                                                                 determine the company's ability to finance future expansion and operations. The potential impact that rising interest
                                                                 rates might have on a stock is taken into consideration
                                                                 before a stock is purchased.

FOREIGN RISK is the risk that foreign securities may be          The International Equity, The Labor Select International
adversely affected by political instability, changes in          Equity, The Large-Cap Value Equity, The Emerging Markets,
currency exchange rates, foreign economic conditions or          The Global Fixed Income and The International Fixed Income
inadequate regulatory and accounting standards. In addition,     Portfolios will invest in securities of foreign issuers,
there is the possibility of expropriation, nationalization       which normally are denominated in foreign currencies, and
or confiscatory taxation, taxation of income earned in           may hold foreign currencies directly. The Small-Cap Growth
foreign nations or other taxes imposed with respect to           Equity, The Small-Cap Growth II Equity, The Real Estate
investments in foreign nations, foreign exchange controls,       Investment Trust, The Real Estate Investment Trust II, The
which may include suspension of the ability to transfer          All-Cap Growth Equity Portfolio may invest up to 10% of its
currency from a given country, and default in foreign            total assets; The High-Yield Bond Portfolio may invest up to
government securities. As a result of these factors, foreign     25% of its total assets; The Core Focus Fixed Income, The
securities markets may be less liquid and more volatile than     Intermediate Fixed Income, The Smid-Cap Growth Equity and
U.S. markets and the Portfolios may experience difficulties      The Core Plus Fixed Income Portfolios may invest up to 20%
and delays in                                                    of its total assets; and The Small-Cap Value Equity
                                                                 Portfolio may invest up to 25% of its assets in foreign
                                                                 securities. The Mid-Cap Growth Equity Portfolio typically
                                                                 invests only a small
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                                       87

RISKS                                                            HOW WE STRIVE TO MANAGE THEM
-------------------------------------------------------------    -------------------------------------------------------------
converting foreign currencies back into U.S. dollars. Such       portion of their assets in foreign securities, usually
events may cause the value of certain foreign securities to      through depositary receipts denominated in U.S. dollars and
fluctuate widely and may make it difficult to accurately         traded on a U.S. exchange. For those Portfolios investing
value foreign securities.                                        primarily in foreign securities, we attempt to reduce the
                                                                 risks presented by such investments by conducting world-wide
Several European countries began participating in the            fundamental research with an emphasis on company visits. In
European Economic and Monetary Union, which has established      addition, we monitor current economic and market conditions
a common currency for participating countries. This currency     and trends, the political and regulatory environment and the
is commonly known as the "Euro." The long-term consequences      value of currencies in different countries in an effort to
of the Euro conversion for foreign exchange rates, interest      identify the most attractive countries and securities.
rates and the value of European securities in which the          Additionally, when currencies appear significantly
Portfolios may invest are unclear. The consequences may          overvalued compared to average real exchange rates, a
adversely affect the value and/or increase the volatility of     Portfolio may hedge exposure to those currencies for
securities held by the Portfolios.                               defensive purposes.

CURRENCY RISK is the risk that the value of an investment        The Portfolios described above that are subject to foreign
may be negatively affected by changes in foreign currency        risk may be affected by changes in currency rates and
exchange rates. Adverse changes in exchange rates may reduce     exchange control regulations and may incur costs in
or eliminate any gains produced by investments that are          connection with conversions between currencies. To hedge
denominated in foreign currencies and may increase losses.       this currency risk associated with investments in non-U.S.
                                                                 dollar denominated securities, the Portfolios that focus on global and international investments may invest in forward foreign currency contracts. Those activities pose special
                                                                 risks which do not typically arise in connection with
                                                                 investments in U.S. securities. In addition, The Emerging
                                                                 Markets, The Core Plus Fixed Income, The Core Focus Fixed
                                                                 Income and The International Fixed Income Portfolios may
                                                                 engage in foreign currency options and futures transactions.

EMERGING MARKETS RISK is the possibility that the risks          The Emerging Markets Portfolio focuses its investments on
associated with international investing will be greater in       companies in these markets and The International Equity, The
emerging markets than in more developed foreign markets          Labor Select International Equity, The Global Fixed Income,
because, among other things, emerging markets may have less      The International Fixed Income, The Real Estate Investment
stable political and economic environments. In addition, in      Trust, The High-Yield Bond, The Core Focus Fixed Income, The
many emerging markets, there is substantially less publicly      Intermediate Fixed Income and The Core Plus Fixed Income
available information about issuers and the information that     Portfolios may invest a portion of their assets in
is available tends to be of a lesser quality. Economic           securities of issuers located in emerging markets. The
markets and structures tend to be less mature and diverse        Portfolios cannot eliminate these risks but will attempt to
and the securities markets which are subject to less             reduce these risks through portfolio diversification, credit
government regulation or supervision may also be smaller,        analysis, and attention to trends in the economy, industries
less liquid and subject to greater price volatility.             and financial markets and other relevant factors.

LOWER RATED FIXED-INCOME SECURITIES (high-yield, high-risk       The International Fixed Income and The Global Fixed Income
securities), while generally having higher yields, are           Portfolios may invest up to 5% of their respective assets in
subject to reduced creditworthiness of issuers, increased        high-risk, high-yield fixed-income securities of foreign
risks of default and a more limited and less liquid              governments including, with specified limitations, Brady
secondary market than higher rated securities. These             Bonds. The High-Yield Bond Portfolio invests primarily in
securities are subject to greater price volatility and risk      lower-rated fixed-income securities in an effort to attain
of loss of income and principal than are higher rated            higher yields, and this is a primary risk of investing in
securities. Lower rated and unrated fixed-income securities      this Portfolio. The Core Plus Fixed Income and The All-Cap
tend to reflect short-term corporate and market developments     Growth Equity Portfolios may invest up to 30% and 5%,
to a greater extent than higher rated fixed-income               respectively, of their assets in such securities. The
securities, which react primarily to fluctuations in the         Emerging Markets Portfolio may invest up to 35% of its
general level of interest rates. Fixed-income securities of      assets in high-yield, high-risk fixed-income securities,
this type are considered to be of poor standing and              including Brady Bonds. See "Emerging Markets Risk" above.
primarily speculative. Such securities are subject to a          The Small-Cap Value Equity Portfolio may invest up to 20% of
substantial degree of credit risk.                               its net assets in high-yield, high-risk securities rated
                                                                 below Baa by Moody's or BBB by S&P when the Portfolio's
                                                                 manager believes that capital appreciation from those
                                                                 securities is likely. The Portfolios will attempt to reduce these risks through portfolio diversification, credit
                                                                 analysis, attention to trends in the economy, industries and financial markets, and complying with the limits on the
                                                                 exposure to this asset class described in this Prospectus.
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                                       88
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
RISKS                                                            HOW WE STRIVE TO MANAGE THEM
-------------------------------------------------------------    -------------------------------------------------------------
LIQUIDITY RISK is the possibility that securities cannot be      We limit each Portfolio's exposure to illiquid securities as
readily sold within seven days at approximately the price        described under "Additional Investment Information -
that the Portfolio values them.                                  Illiquid Securities."

                                                                 Swap agreements entered into by The Intermediate Fixed
                                                                 Income, The Core Focus Fixed Income and The Core Plus Fixed
                                                                 Income Portfolios will be treated as illiquid securities.
                                                                 However, most swap dealers will be willing to repurchase
                                                                 interest rate swaps.

FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, FORWARD         The Mid-Cap Growth Equity, The Small-Cap Value Equity, The
CONTRACTS, AND CERTAIN OPTIONS used as investments for           Small-Cap Growth Equity, The Small-Cap Growth II Equity, The
hedging and other non-speculative purposes involve certain       Smid-Cap Growth Equity, The Real Estate Investment Trust,
risks. For example, a lack of correlation between price          The Emerging Markets, The All-Cap Growth Equity, The
changes of an option or futures contract and the assets          Intermediate Fixed Income, The Core Focus Fixed Income and
being hedged could render a Portfolio's hedging strategy         The Core Plus Fixed Income Portfolios may use certain
unsuccessful and could result in losses. The same results        options strategies or may use futures contracts and options
could occur if movements of foreign currencies do not            on futures contracts. The Portfolios will not enter into
correlate as expected by the investment advisor at a time        futures contracts and options thereon to the extent that
when a Portfolio is using a hedging instrument denominated       more than 5% of a Portfolio's assets are required as futures
in one foreign currency to protect the value of a security       contract margin deposits and premiums on options and only to
denominated in a second foreign currency against changes         the extent that obligations under such futures contracts and
caused by fluctuations in the exchange rate for the dollar       options thereon would not exceed 20% of the Portfolio's
and the second currency. If the direction of securities          total assets, or 20% of The Real Estate Investment Trust
prices, interest rates or foreign currency prices is             Portfolios' total assets.
incorrectly predicted, the Portfolio will be in a worse
position than if such transactions had not been entered          See also "Foreign Risk" and "Currency Risk" above.
into. In addition, since there can be no assurance that a
liquid secondary market will exist for any contract
purchased or sold, a Portfolio may be required to maintain a position (and in the case of written options may be required to continue to hold the securities used as cover) until
exercise or expiration, which could result in losses.
Further, options and futures contracts on foreign
currencies, and forward contracts, entail particular risks
related to conditions affecting the underlying currency.
Over-the-counter transactions in options and forward
contracts also involve risks arising from the lack of an
organized exchange trading environment.

ZERO COUPON AND PAY-IN-KIND BONDS are generally considered       The Emerging Markets, The High-Yield Bond and The Core Plus
to be more interest sensitive than income-bearing bonds, to      Fixed Income Portfolios may invest in zero coupon and
be more speculative than interest-bearing bonds, and to have     pay-in-kind bonds to the extent consistent with each
certain tax consequences which could, under certain              Portfolio's investment objective. We cannot eliminate the
circumstances be adverse to a Portfolio. For example, a          risks of zero coupon bonds, but we do try to address them by
Portfolio accrues, and is required to distribute to              monitoring economic conditions, especially interest rate
shareholders, income on its zero coupon bonds. However, the      trends and their potential impact on the Portfolios.
Portfolio may not receive the cash associated with this
income until the bonds are sold or mature. If the Portfolio
does not have sufficient cash to make the required
distribution of accrued income, the Portfolio could be
required to sell other securities in its portfolio or to
borrow to generate the cash required.

PORTFOLIO TURNOVER RATES reflect the amount of securities        The Mid-Cap Growth Equity, The All-Cap Growth Equity, The
that are replaced from the beginning of the year to the end      Intermediate Fixed Income, The Core Focus Fixed Income, The
of the year by a Portfolio. The higher the amount of             Core Plus Fixed Income, The High-Yield Bond and The
portfolio activity, the higher the brokerage costs and other     International Fixed Income Portfolios will normally
transaction costs of a Portfolio are likely to be. The           experience annual portfolio turnover rates exceeding 100%
amount of portfolio activity will also affect the amount of      and the annual portfolio turnover rate may be considerably
taxes payable by Portfolios' shareholders that are subject       in excess of 100% for The Intermediate Fixed Income, The
to federal income tax, as well as the character (ordinary        Core Plus Fixed Income, The Core Focus Fixed Income and The
income vs. capital gains) of such tax obligations.               High-Yield Bond Portfolios.
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
RISKS                                                            HOW WE STRIVE TO MANAGE THEM
-------------------------------------------------------------    -------------------------------------------------------------
PREPAYMENT RISK is the risk that homeowners will prepay          The Intermediate Fixed Income, The Core Focus Fixed Income,
mortgages during periods of low interest rates, forcing an       The Core Plus Fixed Income, The Global Fixed Income and The
investor to reinvest money at interest rates that might be       Real Estate Investment Trust Portfolios may invest in
lower than those on the prepaid mortgage.                        Mortgage-Backed Securities, Collateralized Mortgage
                                                                 Obligations (CMOs) and Real Estate Mortgage Investment
                                                                 Conduits (REMICs). These Portfolios take into consideration the likelihood of prepayment when mortgages are selected.
                                                                 The Portfolios may look for mortgage securities that have
                                                                 characteristics that make them less likely to be prepaid,
                                                                 such as low outstanding loan balances or below-market
                                                                 interest rates.

REAL ESTATE INDUSTRY RISK includes among others: possible        The Real Estate Investment Trust Portfolios operate as
declines in the value of real estate; risks related to           "non-diversified" funds as defined by the 1940 Act. As each
general and local economic conditions; possible lack of          Portfolio invests principally in REITs, it is more subject
availability of mortgage funds; overbuilding; extended           to the risks associated with the real estate industry.
vacancies of properties; increases in competition, property      Investors should carefully consider these risks before
taxes and operating expenses; changes in zoning laws; costs      investing in the Portfolios. To the extent The Small-Cap
resulting from the clean-up of, and liability to third           Value Equity Portfolio invests in REITs, the Portfolio,
parties resulting from, environmental problems; casualty for     although to a lesser degree than The Real Estate Investment
condemnation losses; uninsured damages from floods,              Trust Portfolios, is subject to the same risks.
earthquakes or other natural disasters; limitations on and
variations in rents; and changes in interest rates. REITs
are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to
qualify for tax-free pass-through of income under the
Internal Revenue Code (or similar statute in non-U.S.
countries) and/or to maintain exemptions from the 1940 Act.

NON-DIVERSIFIED PORTFOLIOS are believed to be subject to         The Real Estate Investment Trust, The Emerging Markets, The
greater risks because adverse effects on their security          Global Fixed Income and The International Fixed Income
holdings may affect a larger portion of their overall            Portfolios will not be diversified under the 1940 Act. This
assets.                                                          means these Portfolios may invest in securities of any one issuer in an amount greater than 5% of the Portfolio's total assets. However, each Portfolio will satisfy the Internal
                                                                 Revenue Code's diversification requirement, which requires that 50% of the Portfolio's assets be represented by cash, cash items, certain qualifying securities and other
                                                                 securities limited in respect of any one issuer to an amount not greater than 5% of the Portfolio's total assets. With
                                                                 the exception of The Real Estate Investment Trust Portfolio, these Portfolios, in practice, do not intend to be heavily invested in any single particular industry. The Real Estate
                                                                 Investment Trust Portfolio will always be heavily invested in the real estate industry.

TRANSACTION COSTS RISK is the risk that the cost of buying,      The Small-Cap Value Equity, The Small-Cap Growth Equity, The
selling and holding foreign securities, including brokerage,     Small-Cap Growth II Equity, The Smid-Cap Growth Equity, The
tax and custody costs, may be higher than those involved in      Real Estate Investment Trust, The International Equity, The
domestic transactions.                                           Labor Select International Equity, The Emerging Markets, The
                                                                 All-Cap Growth Equity, The High-Yield Bond, The Core Plus
                                                                 Fixed Income, The Core Focus Fixed Income, The Global Fixed
                                                                 Income and The International Fixed Income Portfolios are
                                                                 subject to transaction costs risk to the extent that their respective objectives and policies permit them to invest,
                                                                 and they actually do invest, in foreign securities. We
                                                                 strive to monitor transaction costs and to choose an
                                                                 efficient trading strategy for the Portfolios.
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                                       90

MANAGEMENT OF THE FUND

TRUSTEES

The business and affairs of the Fund and its Portfolios are managed under the direction of the Fund's Board of Trustees. See the Fund's Statement of Additional Information for additional information about the Fund's officers and trustees.

FUND OFFICERS AND PORTFOLIO MANAGERS

ROBERT AKESTER
Senior Portfolio Manager - Mondrian Investment Partners Ltd. (The Emerging Markets Portfolio) Prior to joining Mondrian Investment Partners Ltd. (Mondrian) in 1996, Mr. Akester, who began his investment career in 1969, was most recently a Director of Hill Samuel Investment Management Ltd., which he joined in 1985. His prior experience included working as a Senior Analyst and head of the South-East Asian Research team at James Capel, and as a Fund Manager at Prudential Assurance Co., Ltd. Mr. Akester holds a BS in Statistics and Economics from University College, London and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment. Mr. Akester has managed The Emerging Markets Portfolio since its inception.


DAMON J. ANDRES
Vice President/ Senior Portfolio Manager - The Real Estate Investment Trust Portfolios Mr. Andres earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, he provided investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres is a CFA charterholder. Mr. Andres has been on The Real Estate Investment Trust Portfolios' management team since 1997.


FIONA A. BARWICK
Senior Portfolio Manager - Mondrian Investment Partners Ltd. (The International Equity Portfolio) Ms. Barwick is a graduate of University College, London. She joined Mondrian in the Spring of 1993 to cover the Pacific Basin markets. Prior to joining Mondrian, she spent three years at Touche Remnant & Co. in London as an assistant portfolio manager and research analyst. Ms. Barwick has managed The International Equity Portfolio since October 1999.


MARSHALL T. BASSETT
Senior Vice President/Senior Portfolio Manager - The All-Cap Growth Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio and The Smid-Cap Growth Equity Portfolio Before joining Delaware Investments in 1997, Mr. Bassett served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University. Mr. Basset has managed The All-Cap Growth Equity Portfolio, The Mid-Cap Growth Equity Portfolio and The Small-Cap Growth Equity Portfolio since January 2000 and The Small-Cap Growth II Equity Portfolio and The Smid-Cap Growth Equity Portfolio since their inception.


JOANNA BATES
Senior Portfolio Manager - Mondrian Investment Partners Ltd. (The Global Fixed Income Portfolio and The International Fixed Income Portfolio)
Ms. Bates is a graduate of London University. She joined the Fixed Income team at Mondrianin June 1997. Prior to that, she was Associate Director, Fixed Interest at Hill Samuel Investment Management which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as fund manager and analyst for global bond markets. Ms. Bates is an associate

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

of the Institute of Investment Management and Research. Ms. Bates has managed The Global Fixed Income Portfolio and The International Fixed Income Portfolio since July 1999.

CHRISTOPHER S. BECK
Senior Vice President/Senior Portfolio Manager - The Small-Cap Value Equity Portfolio Mr. Beck began his career in the investment business with Wilmington Trust in 1981. Later, he became Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund. Prior to joining Delaware Investments in May 1997, he managed the Small Cap Fund for two years at Pitcairn Trust Company. He holds a BS from the University of Delaware, an MBA from Lehigh University and is a CFA charterholder. Mr. Beck has managed The Small-Cap Value Equity Portfolio since its inception.

NIGEL BLISS
Portfolio Manager - Mondrian Investment Partners Ltd. (The Labor Select International Equity Portfolio) Mr. Bliss is a graduate of the Victoria University of Manchester. He commenced his career at Cazenove & Co. He joined Mondrian in July 1995. He is an associate of the Institute of Investment Management & Research. Mr. Bliss has managed The Labor Select International Equity Portfolio since October 1, 2002.


RYAN K. BRIST
Executive Vice President/Managing Director/Chief Investment Officer, Fixed Income - The Core Focus Fixed Income Portfolio and The Core Plus Fixed Income Portfolio
Mr. Brist earned his bachelor's degree from Indiana University. Prior to joining Delaware Investments in August 2000, Mr. Brist served as a Senior Trader and Corporate Specialist for Conseco Capital Management's fixed-income group. Mr. Brist previously worked in oil/gas investment banking as an Analyst for Dean Witter Reynolds in New York. Mr. Brist is a Chartered Financial Analyst. Mr. Brist has managed The Core Focus Fixed Income and The Core Plus Fixed Income Portfolios since their inception.


STEPHEN R. CIANCI
Senior Vice President/Senior Portfolio Manager - The Intermediate Fixed Income Portfolio, The Core Focus Fixed Income Portfolio and The Core Plus Fixed Income Portfolio Mr. Cianci holds a BS and an MBA in Finance from Widener University. He joined Delaware Investments' Fixed Income Department in 1992 as an investment grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an Adjunct Professor of Finance at Widener University and a CFA charterholder. Mr. Cianci has managed The Intermediate Fixed Income Portfolio since February 2001, and The Core Plus Fixed Income and The Core Focus Fixed Income Portfolios since their inception.

GEORGE E. DEMING
Senior Vice President/Senior Portfolio Manager - The Large-Cap Value Equity Portfolio Mr. Deming received a BA in Economics and Political Science from the University of Vermont and an MA in International Affairs from the University of Pennsylvania. Prior to joining Delaware Investments in 1978, he was responsible for portfolio management and institutional sales at White, Weld & Co., Inc. He is a member of the Financial Analysts of Philadelphia. Mr. Deming has managed The Large-Cap Value Equity Portfolio since its inception.

ELIZABETH A. DESMOND
Director/Senior Portfolio Manager/Regional Research Director - Mondrian Investment Partners Ltd. (The International Equity Portfolio)
Ms. Desmond is a graduate of Wellesley College and the masters program in East Asian studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset

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Management. Prior to joining Mondrian in the Spring of 1991, she was a Pacific
Basin equity analyst and senior portfolio manager at Hill Samuel Investment Management Ltd. Ms. Desmond is a CFA charterholder. Ms. Desmond has managed The International Equity Portfolio since October 1999.

GERALD S. FREY
Managing Director/Chief Investment Officer, Growth Investing - The All-Cap Growth Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio and The Smid-Cap Growth Equity Portfolio
Mr. Frey holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. He has approximately 22 years' experience in the money management business. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has managed The All-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio and The Smid-Cap Growth Equity Portfolio since their respective dates of inception and The Mid-Cap Growth Equity Portfolio since June 1996.

CLIVE A. GILLMORE
Deputy Managing Director/Senior Portfolio Manager - Mondrian Investment Partners Ltd. (The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio)
A graduate of the University of Warwick, England, and the London Business School Investment Program, Mr. Gillmore joined Mondrian in 1990 after eight years of investment experience. His most recent position prior to joining Mondrian was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Prior to that, Mr. Gillmore was an analyst and portfolio manager for Legal and General Investment in the United Kingdom. Mr. Gillmore has managed The Labor Select International Equity Portfolio and The Emerging Markets Portfolio since their respective dates of inception and The International Equity Portfolio since March 1999.

PAUL GRILLO
Vice President/Senior Portfolio Manager - The Intermediate Fixed Income Portfolio, The Core Focus Fixed Income Portfolio and The Core Plus Fixed Income Portfolio
Mr. Grillo holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder. Mr. Grillo has managed The Intermediate Fixed Income Portfolio since February 2001, and The Core Plus Fixed Income and The Core Focus Fixed Income Portfolios since their inception.




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

JEFFREY W. HYNOSKI
Vice President/Portfolio Manager - The All-Cap Growth Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio and The Smid-Cap Growth Equity Portfolio Mr. Hynoski holds a BS in Finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management and Financial Economics from Pace University. Mr. Hynoski joined Delaware Investments in 1998. Prior to joining Delaware Investments, he served as a Vice President at Bessemer Trust Company in the mid- and large- capitalization growth group, where he specialized in the areas of science, technology, and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski has managed The All-Cap Growth Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio and The Small-Cap Growth II Equity Portfolio since January 2000 and The Smid-Cap Growth Equity Portfolio since its inception.

JOHN KIRK
Director/Senior Portfolio Manager - Mondrian Investment Partners Ltd. (The Global Fixed Income Portfolio and The International Fixed Income Portfolio) Mr. Kirk is a graduate of the University of Wales and received an M.A. in Operations Research from Lancaster University. Prior to joining Mondrian in September of 1998, he was responsible for European and Asian Fixed Income at Royal Bank of Canada in London, and had global responsibility for credit and risk management. He started his career at Ford Motor Company as a member of their operations research group. Mr. Kirk has managed The Global Fixed Income Portfolio and The International Fixed Income Portfolio since July 1999.

STEVEN T. LAMPE
Vice President/Portfolio Manager - The All-Cap Growth Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio and The Smid-Cap Growth Equity Portfolio Mr. Lampe received a bachelor's degree in economics and an MBA with a concentration in finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995. He previously served as a manager at PriceWaterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant. Mr. Lampe has managed The All-Cap Growth Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio and The Small-Cap Growth II Equity Portfolio since January 2000 and The Smid-Cap Growth Equity Portfolio since its inception.

EMMA R.E. LEWIS
Senior Portfolio Manager - Mondrian Investment Partners Ltd. (The Labor Select International Equity Portfolio)
Ms. Lewis is a graduate of Pembroke College, Oxford University, where she completed her Masters in Philosophy and Theology. She joined Mondrian in 1995, assuming analytical responsibilities in the Pacific Basin Team. She began her investment career at the Dutch bank ABN AMRO and later joined Fuji Investment Management. Ms. Lewis is an Associate of the Institute of Investment Management & Research. Ms. Lewis has managed The Labor Select International Equity Portfolio since October 2000.

NIGEL G. MAY
Director/Senior Portfolio Manager/Regional Research Director - Mondrian Investment Partners Ltd. (The International Equity Portfolio)

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

Mr. May is a graduate of Sidney Sussex College, Cambridge. Prior to joining Mondrian in 1991, he had been with Hill Samuel Investment Management Group for five years. Mr. May has managed The International Equity Portfolio since January 2001.

CHRISTOPHER A. MOTH
Director/Senior Portfolio Manager/Chief Investment Officer, Global Fixed Income & Currency - Mondrian Investment Partners Ltd. (The Global Fixed Income Portfolio and The International Fixed Income Portfolio)
Mr. Moth is a graduate of The City University London. He joined Mondrian in 1992, having previously worked at Guardian Royal Exchange in an actuarial capacity, where he was responsible for quantitative models and projections. Mr. Moth has been awarded the Certificate in Finance and Investment from the Institute of Actuaries in London. Mr. Moth has managed The Global Fixed Income Portfolio and The International Fixed Income Portfolio since July 1999.


TIMOTHY L. RABE
Senior Vice President/Senior Portfolio Manager - The High-Yield Bond Portfolio Mr. Rabe received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, Mr. Rabe worked as a tax analyst for The Northern Trust Company. Mr. Rabe is a CFA charterholder. Mr. Rabe has managed The High-Yield Bond Portfolio since
July 2002.


DAVID G. TILLES
Managing Director/Chief Executive Officer/Chief Investment Officer - Mondrian Investment Partners Ltd.
Mr. Tilles was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Mondrian in 1990 as Managing Director and Chief Investment Officer, he spent 16 years with Hill Samuel Investment Management Group in London, serving in a number of investment capacities. His most recent position prior to joining Mondrian was Chief Investment Officer of Hill Samuel Investment Management Ltd.

MATTHEW TODOROW
Vice President/Portfolio Manager - The All-Cap Growth Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio and The Smid-Cap Growth Equity Portfolio Mr. Todorow recently served as Executive Director for Morgan Stanley Investment Management and was a Portfolio Manager for the Small/Mid-Cap group. His primary portfolio management responsibilities were in health care, a sector he has covered since 1997. Mr. Todorow holds a BBA from Temple University and an MBA from the University of Georgia's Terry College of Business. Mr. Todorow has been participating in the management of The All-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Growth Equity and The Small-Cap Growth II Equity Portfolios since January 2004, and The Smid-Cap Growth Equity Portfolio since its inception.

LORI P. WACHS
Vice President/Portfolio Manager - The All-Cap Growth Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio and The Smid-Cap Growth Equity Portfolio Ms. Wachs is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental Studies. Ms. Wachs joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. Ms. Wachs has been managing The All-Cap Growth Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio and The Small-Cap Growth II Equity Portfolio since January 2000 and The Smid-Cap Growth Equity Portfolio since its inception.

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

INVESTMENT ADVISORS

Delaware Management Company ("Delaware"), a series of Delaware Management Business Trust, furnishes investment advisory services to all of the Funds' Portfolios. Delaware and its predecessors have been managing the funds in Delaware Investments since 1938. Delaware is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). DMH and Delaware are indirect, wholly-owned subsidiaries, and subject to the ultimate control, of Lincoln National Corporation ("Lincoln National"). Lincoln National, with headquarters in Philadelphia, Pennsylvania is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware's address is 2005 Market Street, Philadelphia, PA 19103-7094.

Mondrian Investment Partnerds Ltd. ("Mondrian") furnishes investment sub-advisory services to The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income and The International Fixed Income Portfolios. Mondrian (formerly known as Delaware International Advisers Ltd.) commenced operations as a registered investment advisor in December 1990. On September 24, 2004, Delaware International Advisers Ltd. was acquired by certain members of Delaware International's management together with private equity funds affiliated with Hellman & Friedman, LLC. Immediately following this acquisition, Delaware International Advisers Ltd. was renamed Mondrian Investment Partners Ltd. Mondrian's address is 3rd Floor, 80 Cheapside, London, England EC2V 6EE.

Delaware International Advisers Ltd. previously acted as the sole investment advisor for The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio (the "International Portfolios"). In conjunction with the acquisition, shareholders for the International Portfolios approved a proposal on August 31, 2004 that provides for Delaware Management Company to serve as the investment manager of the International Portfolios pursuant to an Investment Advisory Agreement with each International Portfolio and for Mondrian to provide investment services to the International Portfolios as sub-advisor to Delaware pursuant to a new Sub-Advisory Agreement. Additionally, Delaware continues to act as the investment manager of the Fund's non-International Portfolios pursuant to Investment Advisory Agreements with the Fund.

Under these Investment Advisory and Sub-Advisory Agreements, Delaware and Mondrian, subject to the control and supervision of the Fund's Board of Trustees and in conformance with the stated investment objectives and policies of the respective Portfolios, manage the investment and reinvestment of the assets of the Portfolios with which they have agreements. In this regard, it is their responsibility to make investment decisions for the respective Portfolios. The investment advisor and sub-advisor, where applicable, were paid an aggregate fee for the last fiscal year for which data are available (as a percentage of average daily net assets) as follows:

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

                              INVESTMENT MANAGEMENT
                FEES PAID AFTER VOLUNTARY OR CONTRACTUAL WAIVERS
                   FOR THE FISCAL YEAR ENDED OCTOBER 31, 2004

Portfolio


The Large-Cap Value Equity Portfolio                          0.38%
The Mid-Cap Growth Equity Portfolio                           0.73%
The Small-Cap Value Equity Portfolio                          0.65%
The Small-Cap Growth Equity Portfolio                         0.75%
The Small-Cap Growth II Equity Portfolio                      0.75%*
The Smid-Cap Growth Equity Portfolio                          0.75%*
The Real Estate Investment Trust Portfolio                    0.62%
The Real Estate Investment Trust Portfolio II                 0.71%
The International Equity Portfolio                            0.75%
The Labor Select International Equity Portfolio               0.75%
The Emerging Markets Portfolio                                1.00%
The All-Cap Growth Equity Portfolio                           0.49%
The Intermediate Fixed Income Portfolio                       0.18%
The Core Focus Fixed Income Portfolio                         0.40%*
The High-Yield Bond Portfolio                                 0.04%
The Core Plus Fixed Income Portfolio                          0.15%
The Global Fixed Income Portfolio                             0.46%
The International Fixed Income Portfolio                      0.43%

* These Portfolios have not been operating for a full fiscal year. The fee stated above is the fee that the investment advisor is entitled to receive under its Investment Management Agreement with the Portfolio.


As of September 24, 2004, the International Portfolios will pay investment management fees directly to Delaware, and Delaware will pay sub-advisory fees to Mondrian under the new Sub-Advisory Agreements. The rate of investment management fees payable by the International Portfolio under the new Investment Advisory Agreement remain the same as before September 24, 2004. The annual rates of sub-advisory fees payable by Delaware to Mondrian under the new Sub-Advisory Agreements are: 0.30% of the average daily net assets of The Global Fixed Income Portfolio, The International Fixed Income Portfolio and The Labor Select International Equity Portfolio; 0.36% of the average daily net assets of The International Equity Portfolio; and 0.75% of the average daily net assets of The Emerging Markets Portfolio.

From time to time, certain institutional separate accounts advised by Mondrian or by a series of Delaware Management Business Trust, may invest in the Fund's Portfolios. The Portfolios may experience relatively large investments or redemptions as a result of the institutional separate accounts either purchasing or redeeming the Portfolios' shares. These transactions may affect the Portfolios, since Portfolios that experience redemptions may be required to sell portfolio securities, and Portfolios that receive additional cash will need to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent the Portfolios may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. Delaware and Mondrian, representing the interests of the Portfolios, are committed to minimizing the impact of such transactions on the Portfolios. In addition, the advisors to the institutional separate accounts are also committed to minimizing the impact on the Portfolios to the extent it is consistent with pursuing the investment objectives of the institutional separate accounts.

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

If permitted under applicable law, in cases where a shareholder of any of the Portfolios has an investment counseling relationship with Delaware (or its affiliates or related entities) or Mondrian, Delaware or Mondrian may, at its discretion, reduce the shareholder's investment counseling fees by an amount equal to the pro-rata advisory fees paid by the respective Portfolio. This procedure would be utilized with clients having contractual relationships based on total assets managed by such entities to avoid situations where excess advisory fees might be paid to Delaware or Mondrian. In no event should a client pay higher total advisory fees as a result of the client's investment in a Portfolio.

ADMINISTRATOR

Delaware Service Company, Inc. ("DSC"), an affiliate of Delaware and an indirect, wholly-owned subsidiary of DMH, provides the Fund with administrative services pursuant to the Amended and Restated Shareholders Services Agreement with the Fund on behalf of the Portfolios. The services provided under the Amended and Restated Shareholders Services Agreement are subject to the supervision of the officers and trustees of the Fund, and include day-to-day administration of matters related to the legal existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its Custodian Bank, and assistance in the preparation of the Fund's registration statements under Federal and State laws. The Amended and Restated Shareholders Services Agreement also provides that DSC will provide the Fund with dividend disbursing and transfer agent services. DSC is located at 2005 Market Street, Philadelphia, PA 19103-7094. For its services under the Amended and Restated Shareholders Services Agreement, the Fund pays DSC an annual asset based fee, payable monthly, and allocated among the Portfolios of the Fund based on the relative percentage of assets of each Portfolio. DSC also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement.

DISTRIBUTOR

Delaware Distributors, L.P. ("DDLP"), 2005 Market Street, Philadelphia, PA 19103-7094, serves as the Distributor of the shares of the Fund's Portfolios. Under its Distribution Agreements with the Fund on behalf of each Portfolio, DDLP sells shares of the Fund upon the terms and at the current offering price described in this Prospectus. DDLP is not obligated to sell any certain number of shares of the Fund. DDLP is an indirect, wholly owned subsidiary of DMH.

CUSTODIAN BANK

The JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245 serves as custodian for each Portfolio, except The Core Plus Fixed Income Portfolio, The Core Focus Fixed Income Portfolio, The Small-Cap Growth II Equity Portfolio and The Smid-Cap Growth Equity Portfolio. Mellon Bank, N.A., One Mellon Center, Pittsburgh, PA 15258, serves as custodian for The Core Plus Fixed Income Portfolio, The Core Focus Fixed Income Portfolio, The Small-Cap Growth II Equity Portfolio and The Smid-Cap Growth Equity Portfolio.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 2001 Market Street, Suite 4000, Philadelphia, PA 19103, serves as the Independent Registered Public Accounting Firm for the Fund.

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

                              SHAREHOLDER SERVICES

Special Reports and Other Services. The Fund will provide client shareholders with the following information:

o       Audited annual financial reports.

o       Unaudited semi-annual financial reports.

o Detailed monthly appraisal of the status of their account and a complete review of portfolio assets, performance results and other pertinent data.

In addition, the investment advisors may conduct periodic personal reviews with each client shareholder, with interim telephone updates and other communication, as appropriate.

The Fund's dedicated telephone number, 800 231-8002, is available for shareholder inquiries during normal business hours. You may also obtain the net asset values for the Portfolios by calling this number or via our website at http://www.delawareinvestments.com/institutional/dptnavs.jsp. Written correspondence should be addressed to:

                                            Delaware Pooled Trust
                                            2005 Market Street
                                            Philadelphia, PA 19103-7094
                                            Attention: Client Services

EXCHANGE PRIVILEGE


Each Portfolio's shares may be exchanged for shares of the other Portfolios or the institutional class shares of the other funds in the Delaware Investments family of funds based on the respective net asset values of the shares involved and as long as a Portfolio's minimum is satisfied. There are no minimum purchase requirements for the institutional class shares of the other Delaware Investments funds, but certain eligibility requirements must be satisfied. An exchange would be considered a taxable event in instances where an institutional shareholder is subject to tax. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state of residence. The Fund reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days' written notice to client shareholders.


With respect to exchanges involving The Emerging Markets Portfolio, an investor will generally be assessed a purchase reimbursement fee by the Portfolio when exchanging from another Portfolio into The Emerging Markets Portfolio and a shareholder of the Portfolio will generally be assessed a redemption reimbursement fee by the Portfolio when exchanging out of the Portfolio into another Portfolio. See "How to Purchase Shares", "Redemption of Shares" and "Other Purchase and Redemption Considerations."

Please call the Fund for further information on how to exchange shares of the Fund.

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

                             HOW TO PURCHASE SHARES


Shares of each Portfolio described in this Prospectus are offered directly to institutions and high net-worth individual investors at net asset value with no sales commissions or 12b-1 charges. The only type of defined contribution plan that is permitted to become a new investor in the Portfolios offered through this Prospectus is a plan which represents: (i) that the decision to invest plan assets in or withdraw plan assets from a Portfolio will be made solely by a plan fiduciary, such as the plan's board, without direction from or consultation with any plan participant and (ii) that the plan will make no more than 3 separate purchase orders during any given calendar quarter. The Fund is not primarily designed for defined contribution plans that are participant-directed or frequently trade Portfolio shares, and therefore the Fund requires the above representations from any new defined contribution plan investors. We reserve the right to reject any purchase order made by a new defined contribution plan investor that does not meet the above representations or that follows a pattern of market timing as described in this Prospectus. Sales of shares of The Real Estate Investment Trust, The International Equity, The Global Fixed Income and The International Fixed Income Portfolios are closed to any new investors.


MINIMUM INVESTMENTS. The minimum initial investment for a shareholder is $1,000,000 in the aggregate across all Portfolios of the Fund. There are no minimums for subsequent contributions in a Portfolio where the aggregate minimum initial investment for the Fund has been satisfied.

PURCHASE PRICE. You may buy shares at the Portfolio's net asset value per share
(NAV), which is calculated as of the close of the New York Stock Exchange's
(NYSE) regular trading hours (ordinarily 4:00 P.M. Eastern Time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Except in the case of in-kind purchases and as described below, an order will be accepted by the Fund after (1) the Fund is notified by telephone, email, facsimile or other means acceptable to the Fund of your purchase order and (2) Federal Funds have been delivered to the Fund's agent. If notice is given or Federal Funds are delivered after that time, the purchase order will be priced at the close of the NYSE on the following business day.


In addition, Fund service providers have entered into agreements with certain authorized agents to allow such agents to accept purchase orders on the Fund's behalf. For purposes of pricing, a purchase order will be deemed to be accepted by the Fund when such authorized agent accepts the order on behalf of the Fund pursuant to the terms of its agreement. Among other things, there are certain terms in the agreement which give the Fund assurances that the agent has received a purchase order before the close of the NYSE's regular trading hours in order to receive that day's NAV. We reserve the right to reject any purchase order.


PURCHASE REIMBURSEMENT FEE. In the case of The Emerging Markets Portfolio, there is normally a purchase reimbursement fee that applies to all purchases, including purchases made in an exchange from one Portfolio to another under the exchange privilege or otherwise. That fee, which is paid by investors to the Portfolio, equals 0.75% of the dollar amount invested in the Portfolio. This purchase reimbursement fee is deducted automatically from the amount invested; it cannot be paid separately. The fee will generally not apply to investments in the Portfolio: that are permitted to be made by contributions of securities in-kind; that are made by reinvestments of dividends or other distributions; or as otherwise determined by the Fund as described herein. See "Other Purchase and Redemption Considerations" and "In-Kind Purchases" below.

HOW TO PURCHASE SHARES BY FEDERAL FUNDS WIRE. Purchases of shares of a Portfolio should be made by having your bank wire Federal Funds to Bank of New York as described below. In order to ensure prompt receipt of your Federal Funds Wire and processing of your purchase order, it is important that the following steps be taken:

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

o First, complete the Account Registration Form and send it via facsimile to 215 255-1162 or mail it to:

                                            Delaware Pooled Trust
                                            2005 Market Street
                                            Philadelphia, PA 19103-7094
                                            Attn: Client Services

o Second, telephone the Fund at 800 231-8002 (or contact the Fund via email, facsimile or other means acceptable to the Fund) and provide us with the account name, address, telephone number, Tax Identification Number, the Portfolio(s) selected, the amount being wired and by which bank and which specific branch, if applicable. We will provide you with a Fund account number.

o Third, instruct your bank to wire the specified purchase amount of Federal Funds to Bank of New York, ABA #021000018, Bank Account #8900403748. The funds should be sent to the attention of Delaware Pooled Trust (be sure to have your bank include the name of the Portfolio(s) selected, the account number assigned to you and your account name). Federal Funds purchase orders will be accepted only on a day on which the Fund, the NYSE, Bank of New York and the Fund's custodians are open for business.

ADDITIONAL INVESTMENTS. You may add to your shareholder account at any time and in any amount. Procedures for purchasing shares are the same as those followed for a new account as described above:

o First, notify the Fund of your impending purchase by calling us at 800 231-8002, or by contacting the Fund via another method acceptable to the Fund.

o Then be sure that your bank follows the same procedures as described above with respect to the wiring of Federal Funds to Bank of New York.

IN-KIND PURCHASES. The Fund, in its sole discretion, may permit investors to make an investment by a contribution of securities in-kind or by following another procedure that will have the same economic effect as an in-kind purchase. In either case, such investors will be required to pay the brokerage or other transaction costs arising in connection with acquiring the subject securities. The purchase price per share for investors purchasing shares by an in-kind procedure or by such other permitted procedure shall be the NAV next determined after acceptance by the Portfolio of the investor's purchase order. Investors wishing to make an investment by a contribution of securities in-kind should contact the Fund at 800 231-8002 to determine whether the Portfolio's advisor will agree to accept the investor's proposed in-kind contribution and, if so, to make appropriate arrangements to settle the transaction. The assets provided to the Portfolio pursuant to these procedures shall be valued consistent with the same valuation procedures used to calculate the Portfolio's NAV. See "Valuation of Shares." At such time as the Fund receives appropriate regulatory approvals to do so in the future, under certain circumstances, the Fund may, at its sole discretion, allow eligible investors who have an existing investment counseling relationship with an affiliate of Delaware to make investments in any of the Fund's Portfolios by a contribution of securities in-kind to such Portfolios.

Eligible investors in The International Equity Portfolio may be required to make their investments in the Portfolio pursuant to instructions of the Fund, by a contribution of securities in-kind to the Portfolio or by following another procedure that will have the same economic effect as an in-kind purchase. Institutions proposing to invest an amount which at the time they contact the Fund would constitute 5% or more of the assets of The International Equity Portfolio will, under normal circumstances, be required to make purchases by tendering securities in which the Portfolio otherwise would invest or, by following another procedure that will have the same economic effect as an in-kind purchase. Such investors will be required to pay the brokerage or other transaction costs arising in connection with acquiring the subject securities. Prospective investors will be notified after they contact the Fund whether their investment must be made in-kind or by such other procedure and, if in-kind, what securities must be tendered.



                              REDEMPTION OF SHARES

You may withdraw all or any portion of the amount in your account by redeeming shares at any time by submitting a request in accordance with the instructions provided below. Each Portfolio will redeem its shares at the NAV next determined after the request is received in "good order." The proceeds of any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

In the case of The Emerging Markets Portfolio, there is normally a redemption reimbursement fee that applies to all redemptions, including redemptions made in an exchange from one Portfolio to another under the exchange privilege or otherwise. That fee, which is paid by the redeeming shareholder to the Portfolio, equals 0.75% of the dollar amount redeemed for The Emerging Markets Portfolio. This redemption reimbursement fee is deducted automatically from the amount redeemed; it cannot be paid separately. The fee will generally not apply in situations where shareholders are given their redemption proceeds in-kind in Portfolio securities, or as otherwise determined by the Fund as described herein. See "Other Purchase and Redemption Considerations" and "Redemptions In-Kind" below.

HOW TO REDEEM SHARES BY MAIL OR FAX MESSAGE

"Good order" for purposes of mail or facsimile message redemptions means that the request to redeem must adhere to the following procedures:

o A letter of instruction must be sent to the Fund specifying the number of shares or dollar amount to be redeemed signed by the appropriate corporate or organizational officer(s) or other designated individuals or entities exactly as it appears on the Account Registration Form. Unless a letter of instruction directs otherwise or a separate written request has been submitted to the Fund as described in the next paragraph, the redemption proceeds will be wired to the commercial bank or account designation identified on the Account Registration Form. In addition, signature guarantees will be required when a letter of instruction directs that redemption proceeds be sent to a commercial bank or account designation other than the one identified on the Account Registration Form or in a separate written request.

o If you wish to change the name of the commercial bank or account designated to receive the redemption proceeds as provided in the Account Registration Form or otherwise, a separate written request must be submitted to the Fund at the address listed below before the redemption request is made. Requests to change the bank or account designation must be signed by the appropriate person(s) authorized to act on behalf of the shareholder. Under certain circumstances, the Fund may require that a signature guarantee accompany your request. Copies of the request must be sent to both the current commercial bank and the new designee bank. Prior to redemption, the Fund will telephonically confirm the change with both the current and the new designee banks. Further clarification of these procedures can be obtained by calling the Fund.

                                            Send your requests to:
                                            Delaware Pooled Trust
                                            Attn: Client Services
                                            2005 Market Street
                                            Philadelphia, PA 19103-7094
                                            Fax #215 255-1162

Please call the Fund at 800 231-8002 to inform Client Services of your intent to send a facsimile message.

HOW TO REDEEM SHARES BY TELEPHONE

"Good order" for purposes of telephone redemptions means that the request to redeem must adhere to the following procedures:

o If you have previously elected the Telephone Redemption Option on the Account Registration Form, you can request a redemption of your shares (either by specifying the number of shares or dollar amount to be redeemed) by calling the Fund at 800 231-8002 and requesting the redemption proceeds be wired to the commercial bank or account designation identified on the Account Registration Form.

o Shares cannot be redeemed by telephone if stock certificates are held for those shares, or in instances when the in-kind redemption procedures are triggered, as described below. Please contact the Fund for further details.

o In times of drastic market conditions, the telephone redemption option may be difficult to implement. If you experience difficulty in making a telephone redemption, your request may be made by mail or facsimile message pursuant to the procedures described above.

o The Fund's telephone redemption privileges and procedures may be modified or terminated by the Fund only upon written notice to the Fund's shareholders.

o To change the name of the commercial bank or account designated to receive the redemption proceeds as provided in the Account Registration Form or otherwise, a written request must be sent to the Fund at the address above. The request will be processed pursuant to the procedures described in the second bullet point under "How to Redeem Shares by Mail or Fax Message."

In addition, Fund service providers have entered into agreements with certain authorized agents to allow such agents to accept redemption orders on the Fund's behalf. For purposes of pricing, a redemption order will be deemed to be received in "good order" when such authorized agent accepts the order on behalf of the Fund pursuant to the terms of its agreement. Among other things, there are certain terms in the agreement which give the Fund assurances that the agent has received a redemption order before the close of the NYSE's regular trading hours in order to receive that day's NAV.

REDEMPTIONS IN-KIND. The Fund, in its sole discretion, may permit shareholders to accept their redemption proceeds in-kind in Portfolio securities or pursuant to another procedure that will have the same economic effect as an in-kind redemption. In either case, a shareholder that redeems shares pursuant to this section will bear the brokerage or other transaction costs of selling the Portfolio securities received in-kind representing the value of their redeemed shares. The redemption price per share for shareholders redeeming shares by in-kind or by such other permitted procedure shall be the NAV next determined after the redemption request is received in good order. The Portfolio securities provided to the shareholder pursuant to these procedures shall be valued consistent with the same valuation procedures used to calculate the Portfolio's NAV. See "Valuation of Shares."

Institutions proposing to redeem an amount which, at the time they notify the Fund of their intention to redeem (as described below), would constitute 5% or more of the assets of The International Equity Portfolio, The Labor Select International Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio or The Emerging Markets Portfolio will, under normal circumstances, and if applicable law permits, be required to accept their redemption proceeds in-kind in Portfolio securities, unless they elect another procedure which will have the same economic effect as an in-kind redemption. A shareholder may also be required to accept redemption proceeds by a distribution in-kind of securities held by a Portfolio if the Fund determines that it would be detrimental to the best interests of the remaining Portfolio shareholders to make a redemption payment wholly or partly in cash. Such shareholders described herein will be required to bear the brokerage or other transaction costs of selling the Portfolio securities received in-kind. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Portfolio during any 90-day period for any one shareholder. Investors should contact the Fund at 800 231-8002 for further information.

Eligible investors who have an existing investment counseling relationship with Delaware or its affiliates, will not be subject to the Fund's in-kind redemption requirements until such time as the Fund receives appropriate regulatory approvals to permit such redemptions for the account of such eligible investors.

IMPORTANT REDEMPTION INFORMATION. Because the Fund's shares are sold to institutions and high net-worth individual investors with a relatively high investment minimum, Fund shareholders likely will hold a significant number of Fund shares. For this reason, the Fund requests that shareholders proposing to make a large redemption order give the Fund at least ten days advance notice of any such order. This request can easily be satisfied by calling the Fund at 800 231-8002, and giving notification of your future intentions.

Once a formal redemption order is received in good order, the Fund, in the case of redemptions to be made in cash, normally will make payment for all shares redeemed under this procedure within three business days of receipt of the order. In no event, however, will payment be made more than seven days after receipt of a redemption request in good order. The Fund may suspend the right of redemption or postpone the date at times when the NYSE is closed, or under any emergency circumstances as determined by the Securities and Exchange Commission ("Commission"). As described above, the Fund may also pay the redemption proceeds in whole or in part by a distribution in-kind of securities held by a Portfolio in lieu of cash in conformity with applicable rules of the Commission.

Due to the relatively high cost of maintaining shareholder accounts, the Fund reserves the right to redeem shares in a Portfolio if the value of your holdings in that Portfolio is below $500,000. The Fund, however, will not redeem shares based solely upon market reductions in net asset value. If the Fund intends to take such action, a shareholder would be notified and given 90 days to make an additional investment before the redemption is processed.


                  OTHER PURCHASE AND REDEMPTION CONSIDERATIONS

PURPOSE OF REIMBURSEMENT FEES FOR CERTAIN PORTFOLIOS. The purchase and redemption transaction fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions (especially in regards to costs involved in purchasing and selling international securities for the Portfolio), and to limit the extent to which The Emerging Markets Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such costs. These costs include, but are not limited to: (1) brokerage costs; (2) market impact costs, i.e., the increase in market prices which may result when a Portfolio purchases or sells thinly traded stocks; and
(3) the effect of the "bid-asked" spread in international markets.

In particular, when a Portfolio acquires securities of companies in emerging markets, brokerage and other transaction costs incurred when purchasing or selling such stocks are extremely high. There are generally three main components of transaction costs - brokerage fees, the difference between the bid/asked spread, and market impact. Each one of these factors is significantly more expensive in emerging market countries than in the United States, because of less competition among brokers, lower utilization of technology on the part of the exchanges and brokers, the lack of derivative instruments and generally less liquid markets. Consequently, brokerage commissions are high, bid/asked spreads are wide, and the market impact is significant in those markets. In addition to the customary costs described above, most foreign countries also have exchange fees, stamp taxes or other similar costs/fees which the reimbursement fees are designed to include an approximation of as well. Without the reimbursement fee, a Portfolio would incur these costs directly, resulting in reduced investment performance for all its shareholders. With the fee, the brokerage and other transaction costs of purchasing and selling stocks are borne not by all existing shareholders, but only by those investors making transactions.

As previously described, the purchase reimbursement fee will generally not apply to investments in the Portfolios that are permitted to be made by contributions of securities in-kind or reinvestments of dividends or other distributions. Similarly, the redemption reimbursement fee will generally not apply to redemptions made through the delivery of securities in-kind held in the Portfolios. In addition, the Fund may, in its sole discretion, permit alternative purchase and redemption methods designed to accomplish the same economic effect as the reimbursement fees. The Fund may waive or reduce the amount of the reimbursement fees in situations where the Fund considers such a waiver or reduction to be equitable in light of the circumstances of the transaction and the purpose of the reimbursement fees. The Fund intends to only waive or reduce the amount of such reimbursement fees to the extent that a Portfolio will not be subject to the cost described in the prior paragraph (such as, but not limited to, when shares are purchased or redeemed in-kind). If the Fund determines to accept an alternative method with respect to any purchase or redemption, the reimbursement fee applicable to such transaction will be reduced or waived accordingly.


DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION. A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's security holdings is available in the Fund's Statement of Additional Information.

FAIR VALUATION. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Portfolios may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a Portfolio may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Portfolio's Board has delegated responsibility for valuing a Portfolio's assets to a Pricing Committee of Delaware, which operates under the policies and procedures approved by the Board, to value a Portfolio's assets on behalf of the Portfolio. The Pricing Committee values Portfolio assets as described above.


FREQUENT TRADING OF FUND SHARES (MARKET TIMING). The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or the Optimum Funds Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Fund also reserves the right to consider other trading patterns as market timing.


Your ability to use a Portfolio's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of Portfolio shares if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.


The Fund reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.


RISKS OF MARKET TIMING. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Portfolio may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price. Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Portfolios that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

TRANSACTION MONITORING PROCEDURES. The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Portfolio shares. This monitoring process involves several factors, which includes scrutinizing transactions in Portfolio shares for transactions in violation of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Portfolios seek to apply their monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts the Portfolios may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING. Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Portfolio shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing in Portfolio shares attributable to a particular investor who effects purchase and/or exchange activity in Portfolio shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Portfolio shares.

MISCELLANEOUS. Neither the Fund, the Portfolios, the Fund's transfer agent, the Fund's custodians nor any of the Fund's affiliates, are responsible for any losses incurred in acting upon investor instructions (via written instruction, telephone instruction or otherwise) for purchase, redemption or exchange of Portfolio shares which are reasonably believed to be genuine. With respect to such transactions, the Fund will attempt to ensure that reasonable procedures are used to confirm that instructions communicated to the Fund are genuine.

                               VALUATION OF SHARES

We determine a Portfolio's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) each day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in each Portfolio's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.


                    DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The Intermediate Fixed Income Portfolio expects to declare dividends daily and distribute them monthly. The High-Yield Bond Portfolio expects to declare dividends monthly and distribute them monthly. The Large-Cap Value Equity and The Real Estate Investment Trust Portfolios expect to declare and distribute dividends quarterly. The Global Fixed Income, The International Fixed Income, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The All-Cap Growth Equity, The Core Focus Fixed Income Portfolio and The Core Plus Fixed Income Portfolios and The Real Estate Investment Trust Portfolio II expect to declare and distribute all of their net investment income, if any, to shareholders as dividends annually.

Net capital gains, if any, will be distributed annually. Unless a shareholder elects to receive dividends and capital gains distributions in cash, all dividends and capital gains distributions will be automatically paid in additional shares at net asset value of the Portfolio.


In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Portfolios may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January, are deemed to have been paid by the Portfolios and received by shareholders on the earlier of the date paid or December 31 of the prior year.

The tax status of your dividends from each of the Portfolios are the same whether you reinvest your dividends or receive them in cash.

Distributions from each of the Portfolio's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The tax rate on capital gains is less than the tax rate on ordinary income.

You also may be subject to state and local taxes on distributions. Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax law.

                                      TAXES

GENERAL

Each Portfolio intends to distribute substantially all of its net investment income and net capital gains. Dividends from net investment income or net short-term capital gains will be taxable to you as ordinary income, whether received in cash or in additional shares. For corporate investors, dividends paid by the equity oriented portfolios, with the exception of The Real Estate Investment Trust, The International Equity, The Labor Select International Equity and The Emerging Markets Portfolios, from net investment income will generally qualify, in part, for the intercorporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by a Portfolio from domestic (U.S.) sources.

Distributions paid by a Portfolio from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in a Portfolio. The Portfolios do not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of Portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in a Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

The sale of shares of a Portfolio is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two portfolios of a mutual fund). Any loss incurred on the sale or exchange of the shares of a Portfolio, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

Additionally, the Fund is required to withhold 31% of taxable dividend capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

FOREIGN TAXES

Each of The International Equity, The Labor Select International Equity, The Global Fixed Income, The International Fixed Income, The Emerging Markets Portfolios may elect to "pass-through" to its shareholders the amount of foreign income taxes paid by such Portfolio. A Portfolio will make such an election only if it deems it to be in the best interests of its shareholders. If this election is made, shareholders of a Portfolio will be required to include in their gross income their pro-rata share of foreign taxes paid by the Portfolio. However, shareholders will be able to treat their pro-rata share of foreign taxes as either an itemized deduction or a foreign tax credit (but not both) against U.S. income taxes on their tax return.

The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisors concerning the federal, state, local or foreign tax consequences of an investment in the Fund. Additional information on tax matters is included in the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES are intended to help you understand a Portfolio's financial performance. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Portfolio, assuming the reinvestment of all dividends and distributions. All "per share" information reflects financial results for a single Portfolio share. This information for each of the fiscal years ended October 31 presented below have been audited by Ernst & Young LLP, whose reports, along with the Fund's financial statements, are included in the Fund's annual reports, which are available upon request by calling 800 231-8002.


                                                                                   The Large-Cap Value Equity Portfolio
                                                -----------------------------------------------------------------------
                                                                                                             Year Ended
                                                                                                                  10/31
                                                       2004           2003           2002           2001           2000
                                                -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of period            $    14.920    $    12.600    $    13.950    $    15.370    $    16.260

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)                              0.254          0.268          0.239          0.247          0.267
Net realized and unrealized gain (loss)
 on investments                                       1.372          2.294         (1.334)        (1.364)         0.592
                                                -----------    -----------    -----------    -----------    -----------
Total from investment operations                      1.626          2.562         (1.095)        (1.117)         0.859
                                                -----------    -----------    -----------    -----------    -----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                (0.286)        (0.242)        (0.255)        (0.303)        (0.310)
Net realized gain on investments                          -              -              -              -         (1.439)
                                                -----------    -----------    -----------    -----------    -----------
Total dividends and distributions                    (0.286)        (0.242)        (0.255)        (0.303)        (1.749)
                                                -----------    -----------    -----------    -----------    -----------
Net asset value, end of period                  $    16.260    $    14.920    $    12.600    $    13.950    $    15.370
                                                ===========    ===========    ===========    ===========    ===========
TOTAL RETURN(2)                                       11.00%         20.60%         (8.05)%        (7.35)%         6.42%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)         $    15,521    $    38,566    $    49,224    $    60,788    $    82,882
Ratio of expenses to average net assets                0.68%          0.63%          0.62%          0.67%          0.68%
Ratio of expenses to average net assets
 prior to expense limitation
 and expenses paid indirectly                          0.85%          0.85%          0.69%          0.84%          0.75%
Ratio of net investment income to
 average net assets                                    1.61%          2.01%          1.66%          1.61%          1.89%
Ratio of net investment income to
 average net assets prior to expense
 limitation and expenses paid indirectly               1.44%          1.79%          1.59%          1.44%          1.82%

Portfolio turnover                                       67%            68%            95%           113%            56%


----------
(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

                                                                                    The Mid-Cap Growth Equity Portfolio
                                                -----------------------------------------------------------------------
                                                                                                             Year Ended
                                                                                                                  10/31
                                                       2004           2003           2002           2001           2000
                                                -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of period            $     3.230    $     2.450    $     2.760    $    12.390    $     8.740

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (1)                              (0.010)        (0.012)        (0.008)        (0.005)        (0.061)
Net realized and unrealized gain (loss)
 on investments                                       0.220          0.792         (0.302)        (3.196)         4.523
                                                -----------    -----------    -----------    -----------    -----------
Total from investment operations                      0.210          0.780         (0.310)        (3.201)         4.462
                                                -----------    -----------    -----------    -----------    -----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                     -              -              -              -              -
Net realized gain on investments                          -              -              -         (6.260)        (0.812)
In excess of net realized gain on investments             -              -              -         (0.169)             -
                                                -----------    -----------    -----------    -----------    -----------
Total dividends and distributions                         -              -              -         (6.429)        (0.812)
                                                -----------    -----------    -----------    -----------    -----------
Net asset value, end of period                  $     3.440    $     3.230    $     2.450    $     2.760    $    12.390
                                                ===========    ===========    ===========    ===========    ===========
TOTAL RETURN(2)                                        6.50%         31.84%        (11.23)%       (41.66)%        53.86%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)         $    17,696    $    13,938    $     2,329    $     2,655    $     6,506
Ratio of expenses to average net assets                0.92%          0.93%          0.93%          0.94%          0.92%
Ratio of expenses to average net assets
 prior to expense limitation and
 expenses paid indirectly                              0.94%          1.03%          1.41%          1.28%          1.04%
Ratio of net investment loss to
 average net assets                                   (0.31)%        (0.41)%        (0.29)%        (0.12)%        (0.52)%
Ratio of net investment loss to
 average net assets prior to expense
 limitation and expenses paid indirectly              (0.33)%        (0.51)%        (0.77)%        (0.46)%        (0.64)%
Portfolio turnover                                      113%           111%           112%           133%           137%

----------
(1) The average shares outstanding method has been applied for per share information.


(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

                                                                                   The Small-Cap Value Equity Portfolio
                                                -----------------------------------------------------------------------
                                                                                                             Year Ended
                                                                                                                  10/31
                                                       2004           2003           2002           2001           2000
                                                -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of period            $    12.610    $     9.730    $    10.050    $     9.230    $     8.650

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)                              0.008          0.039          0.057          0.089          0.106
Net realized and unrealized gain on
investments                                           1.847          3.417          0.225          0.830          0.779
                                                -----------    -----------    -----------    -----------    -----------
Total from investment operations                      1.855          3.456          0.282          0.919          0.885
                                                -----------    -----------    -----------    -----------    -----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                (0.037)        (0.053)        (0.087)        (0.099)        (0.085)

Net realized gain on investments                     (0.848)        (0.523)        (0.515)             -         (0.220)
                                                -----------    -----------    -----------    -----------    -----------
Total dividends and distributions                    (0.885)        (0.576)        (0.602)        (0.099)        (0.305)
                                                -----------    -----------    -----------    -----------    -----------
Net asset value, end of period                  $    13.580    $    12.610    $     9.730    $    10.050    $     9.230
                                                ===========    ===========    ===========    ===========    ===========
TOTAL RETURN(2)                                       15.56%         37.52%          2.55%         10.05%         10.72%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)         $     4,042    $     3,497    $     2,542    $     2,479    $     2,254
Ratio of expenses to average net assets(3)             0.89%          0.89%          0.89%          0.89%          0.89%
Ratio of expenses to average net assets
 prior to expense limitation and
 expenses paid indirectly                              0.99%          1.00%          1.01%          0.95%          1.24%
Ratio of net investment income to
 average net assets                                    0.06%          0.37%          0.53%          0.88%          1.23%
Ratio of net investment income (loss) to
 average net assets prior to expense
 limitation and expenses paid indirectly              (0.04)%         0.26%          0.41%          0.82%          0.88%
Portfolio turnover                                       40%            42%            47%            72%            90%

----------
(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.
(3) Ratio for the year ended October 31, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.90%.

                                                                                  The Small-Cap Growth Equity Portfolio
                                                -----------------------------------------------------------------------
                                                                                                             Year Ended
                                                                                                                  10/31
                                                       2004           2003           2002           2001           2000
                                                -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of period            $    13.390    $    10.130    $    11.240    $    18.950    $    14.190

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(1)                               (0.061)        (0.042)        (0.047)        (0.034)        (0.028)
Net realized and unrealized gain (loss)
 on investments                                       0.971          3.302         (1.063)        (7.676)         6.358
                                                -----------    -----------    -----------    -----------    -----------
Total from investment operations                      0.910          3.260         (1.110)        (7.710)         6.330
                                                -----------    -----------    -----------    -----------    -----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net realized gain on investments                          -              -              -              -         (1.570)
                                                -----------    -----------    -----------    -----------    -----------
Total dividends and distributions                         -              -              -              -         (1.570)
                                                -----------    -----------    -----------    -----------    -----------
Net asset value, end of period                  $    14.300    $    13.390    $    10.130    $    11.240    $    18.950
                                                ===========    ===========    ===========    ===========    ===========
TOTAL RETURN(2)                                        6.80%         32.18%         (9.88)%       (40.69)%        47.57%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)         $   108,043    $    94,168    $    43,104    $    35,572    $    37,645
Ratio of expenses to average net assets                0.85%          0.87%          0.88%          0.89%          0.85%
Ratio of expenses to average net assets
 prior to expense limitation
 and expenses paid indirectly                          0.85%          0.88%          0.90%          0.92%          0.87%
Ratio of net investment loss
 to average net assets                                (0.43)%        (0.37)%        (0.41)%        (0.26)%        (0.15)%
Ratio of net investment loss
 to average net assets prior to expense
 limitation and expenses paid indirectly              (0.43)%        (0.38)%        (0.43)%        (0.29)%        (0.17)%
Portfolio turnover                                       67%            47%            46%            67%            70%

----------
(1) The average shares outstanding method has been applied for per share information.


(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                                                                               The Small-Cap Growth II Equity Portfolio
                                                -----------------------------------------------------------------------
                                                                                                                 Period
                                                                                                                12/1/03(1)
                                                                                                                through
                                                                                                               10/31/04
                                                                                                            -----------
Net asset value, beginning of period                                                                        $     8.500

LOSS FROM INVESTMENT OPERATIONS:
Net investment loss(2)                                                                                           (0.037)
Net realized and unrealized loss on investments                                                                  (0.103)
                                                                                                            -----------
Total from investment operations                                                                                 (0.140)
                                                                                                            -----------
Net asset value, end of period                                                                              $     8.360
                                                                                                            ===========
TOTAL RETURN(3)                                                                                                   (1.65)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                                                     $     1,968
Ratio of expenses to average net assets                                                                            0.92%
Ratio of expenses to average net assets
 prior to expense limitation and
 expenses paid indirectly                                                                                          1.61%
Ratio of net investment loss to
 average net assets                                                                                               (0.48)%
Ratio of net investment loss to
 average net assets prior to expense
 limitation and expenses paid indirectly                                                                          (1.17)%
Portfolio turnover                                                                                                   75%

----------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

                                                                       The Real Estate Investment Trust Portfolio Class
                                                -----------------------------------------------------------------------
                                                                                                                   Year
                                                                                                                  Ended
                                                                                                                  10/31
                                                       2004           2003           2002           2001           2000
                                                -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of period            $    17.410    $    14.180    $    14.280    $    13.470    $    11.310

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)                              0.492          0.656          0.555          0.625          0.596
Net realized and unrealized gain
 on investments                                       4.341          3.530          0.402          0.778          2.167
                                                -----------    -----------    -----------    -----------    -----------
Total from investment operations                      4.833          4.186          0.957          1.403          2.763
                                                -----------    -----------    -----------    -----------    -----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                (0.599)        (0.604)        (0.634)        (0.593)        (0.603)
Net realized gain on investments                     (0.494)        (0.352)        (0.423)             -              -
                                                -----------    -----------    -----------    -----------    -----------
Total dividends and distributions                    (1.093)        (0.956)        (1.057)        (0.593)        (0.603)
                                                -----------    -----------    -----------    -----------    -----------
Net asset value, end of period                  $    21.150    $    17.410    $    14.180    $    14.280    $    13.470
                                                ===========    ===========    ===========    ===========    ===========

TOTAL RETURN(2)                                       28.78%         30.90%          6.45%         10.59%         25.09%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)         $    29,512    $    26,620    $    19,144    $    29,000    $    26,574
Ratio of expenses to average net assets                1.15%          1.15%          1.13%          1.04%          0.95%
Ratio of expenses to average net assets
 prior to expense limitation and
 expenses paid indirectly                              1.28%          1.30%          1.13%          1.10%          1.15%
Ratio of net investment income to
 average net assets                                    2.60%          4.31%          3.64%          4.39%          4.77%
Ratio of net investment income to
 average net assets prior to expense
 limitation and expenses paid indirectly               2.47%          4.16%          3.64%          4.33%          4.57%
Portfolio turnover                                       43%            48%            65%            61%            31%

----------
(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                                                                          The Real Estate Investment Trust Portfolio II
                                                -----------------------------------------------------------------------
                                                                                                                   Year
                                                                                                                  Ended
                                                                                                                  10/31
                                                       2004           2003           2002           2001           2000
                                                -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of period            $    21.890    $    17.320    $    16.800    $    15.680    $    13.190

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)                              0.662          0.914          0.765          0.845          0.592
Net realized and unrealized gain
 on investments                                       5.179          4.288          0.428          0.866          2.606
                                                -----------    -----------    -----------    -----------    -----------
Total from investment operations                      5.841          5.202          1.193          1.711          3.198
                                                -----------    -----------    -----------    -----------    -----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                (0.963)        (0.632)        (0.673)        (0.591)        (0.708)
Net realized gain on investments                     (0.548)             -              -              -              -
                                                -----------    -----------    -----------    -----------    -----------
Total dividends and distributions                    (1.511)        (0.632)        (0.673)        (0.591)        (0.708)
                                                -----------    -----------    -----------    -----------    -----------
Net asset value, end of period                  $    26.220    $    21.890    $    17.320    $    16.800    $    15.680
                                                ===========    ===========    ===========    ===========    ===========
TOTAL RETURN(2)                                       28.16%         31.00%          7.16%         11.07%         25.78%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)         $    54,630    $    38,290    $    24,073    $     9,990    $     2,161
Ratio of expenses to average net assets                0.83%          0.85%          0.86%          0.85%          0.86%
Ratio of expenses to average net assets
 prior to expense limitation and
 expenses paid indirectly                              0.87%          0.89%          0.93%          0.90%          1.45%
Ratio of net investment income to
 average net assets                                    2.83%          4.80%          4.15%          5.00%          4.27%
Ratio of net investment income to
 average net assets prior to expense
 limitation and expenses paid indirectly               2.79%          4.76%          4.08%          4.95%          3.68%
Portfolio turnover                                       52%            69%            61%            65%            32%

----------
(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

                                                                                     The International Equity Portfolio
                                                -----------------------------------------------------------------------
                                                                                                                   Year
                                                                                                                  Ended
                                                                                                                  10/31
                                                       2004           2003           2002           2001           2000
                                                -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of period            $    14.750    $    11.800    $    12.580    $    17.640    $    17.410

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)                              0.402          0.370          0.261          0.335          0.379
Net realized and unrealized gain (loss)
 on investments and foreign currencies                2.834          2.896         (0.743)        (1.498)         0.216
                                                -----------    -----------    -----------    -----------    -----------
Total from investment operations                      3.236          3.266         (0.482)        (1.163)         0.595
                                                -----------    -----------    -----------    -----------    -----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                (0.336)        (0.255)        (0.298)        (0.539)        (0.235)
Net realized gain on investments                          -         (0.061)             -         (3.302)        (0.130)
In excess of net realized gain
 on investments                                           -              -              -         (0.056)             -
                                                -----------    -----------    -----------    -----------    -----------
Total dividends and distributions                    (0.336)        (0.316)        (0.298)        (3.897)        (0.365)
                                                -----------    -----------    -----------    -----------    -----------
Net asset value, end of period                  $    17.650    $    14.750    $    11.800    $    12.580    $    17.640
                                                ===========    ===========    ===========    ===========    ===========
TOTAL RETURN(2)                                       22.26%         28.50%         (4.02)%        (9.31)%         3.35%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)         $ 1,266,246    $   650,163    $   411,404    $   409,295    $   545,667
Ratio of expenses to average net assets                0.88%          0.90%          0.91%          0.95%          0.90%
Ratio of net investment income to
 average net assets                                    2.46%          2.93%          2.01%          2.32%          2.11%
Portfolio turnover                                        9%             6%            10%            13%            19%

----------
(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

                                                                        The Labor Select International Equity Portfolio
                                                -----------------------------------------------------------------------
                                                                                                                   Year
                                                                                                                  Ended
                                                                                                                  10/31
                                                       2004           2003           2002           2001           2000
                                                -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of period            $    13.030    $    10.370    $    10.980    $    13.920    $    14.330

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)                              0.385          0.321          0.233          0.284          0.277
Net realized and unrealized gain (loss)
 on investments and foreign currencies                2.326          2.594         (0.463)        (1.311)         0.175
                                                -----------    -----------    -----------    -----------    -----------
Total from investment operations                      2.711          2.915         (0.230)        (1.027)         0.452
                                                -----------    -----------    -----------    -----------    -----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                (0.228)        (0.233)        (0.230)        (0.322)        (0.392)
Net realized gain on investments                     (0.153)        (0.022)        (0.150)        (1.591)        (0.470)
                                                -----------    -----------    -----------    -----------    -----------
Total dividends and distributions                    (0.381)        (0.255)        (0.380)        (1.913)        (0.862)
                                                -----------    -----------    -----------    -----------    -----------
Net asset value, end of period                  $    15.360    $    13.030    $    10.370    $    10.980    $    13.920
                                                ===========    ===========    ===========    ===========    ===========
TOTAL RETURN(2)                                       21.20%         28.71%         (2.31)%        (8.97)%         3.07%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)         $   452,413    $   192,433    $    88,848    $    75,965    $    89,814
Ratio of expenses to average net assets                0.88%          0.91%          0.87%          0.95%          0.95%
Ratio of expenses to average net assets
 prior to expense limitation and
 expenses paid indirectly                              0.88%          0.91%          0.87%          0.98%          0.96%
Ratio of net investment income to
 average net assets                                    2.69%          2.83%          2.05%          2.27%          1.96%
Ratio of net investment income to
 average net assets prior to expense
 limitation and expenses paid indirectly               2.69%          2.83%          2.05%          2.24%          1.95%
Portfolio turnover                                        6%            10%            12%            15%            20%

----------
(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                                                                                         The Emerging Markets Portfolio
                                                -----------------------------------------------------------------------
                                                                                                             Year Ended
                                                                                                                  10/31
                                                       2004           2003           2002           2001           2000
                                                -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of period            $    10.670    $     6.790    $     6.460    $     7.010    $     7.280

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)                              0.361          0.197          0.237          0.237          0.160
Net realized and unrealized gain (loss)
 on investments and foreign currencies                2.908          3.860          0.271         (0.679)        (0.339)
                                                -----------    -----------    -----------    -----------    -----------
Total from investment operations                      3.269          4.057          0.508         (0.442)        (0.179)
                                                -----------    -----------    -----------    -----------    -----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                (0.260)        (0.225)        (0.183)        (0.114)        (0.104)
                                                -----------    -----------    -----------    -----------    -----------
Total dividends and distributions                    (0.260)        (0.225)        (0.183)        (0.114)        (0.104)
                                                -----------    -----------    -----------    -----------    -----------
Purchase reimbursement fees(1),(2)                    0.058          0.034          0.001          0.004          0.007
Redemption reimbursement fees(1),(2)                  0.003          0.014          0.004          0.002          0.006
                                                -----------    -----------    -----------    -----------    -----------
                                                      0.061          0.048          0.005          0.006          0.013
                                                -----------    -----------    -----------    -----------    -----------
Net asset value, end of period                  $    13.740    $    10.670    $     6.790    $     6.460    $     7.010
                                                ===========    ===========    ===========    ===========    ===========
TOTAL RETURN(3)                                       31.74%         62.19%          7.98%         (6.42)%        (2.40)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)         $   623,649    $   256,168    $   114,573    $   113,488    $   114,978
Ratio of expenses to average net assets                1.22%          1.23%          1.23%          1.23%          1.17%
Ratio of net investment income to
 average net assets                                    2.94%          2.42%          3.24%          3.35%          1.93%
Portfolio turnover                                       36%            69%            36%            35%            20%

----------
(1) The average shares outstanding method has been applied for per share information.
(2) The Portfolio charges a 0.75% purchase reimbursement fee and a 0.75% redemption reimbursement fee, which are retained by the Portfolio.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

                                                                                    The All-Cap Growth Equity Portfolio
                                                -----------------------------------------------------------------------
                                                                                                                 Period
                                                                                              Year Ended     3/31/00(1)
                                                                                                   10/31        through
                                                       2004           2003           2002           2001       10/31/00
                                                -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of period            $     4.870    $     3.640    $     4.680    $     8.770    $     8.500

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(2)                               (0.013)        (0.010)        (0.016)        (0.013)        (0.005)
Net realized and unrealized gain (loss)
 on investments                                       0.103          1.240         (1.024)        (4.077)         0.275
                                                -----------    -----------    -----------    -----------    -----------
Total from investment operations                      0.090          1.230         (1.040)        (4.090)         0.270
                                                -----------    -----------    -----------    -----------    -----------
Net asset value, end of period                  $     4.960    $     4.870    $     3.640    $     4.680    $     8.770
                                                ===========    ===========    ===========    ===========    ===========
TOTAL RETURN(3)                                        1.85%         33.79%        (22.22)%       (46.64)%         3.18%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)         $     6,727    $     6,611    $     8,310    $     9,222    $    13,139
Ratio of expenses to average net assets(4)             0.89%          0.89%          0.89%          0.89%          0.89%
Ratio of expenses to average net assets
 prior to expense limitation and
 expenses paid indirectly                              1.16%          1.02%          1.00%          0.93%          1.10%
Ratio of net investment loss to
 average net assets                                   (0.25)%        (0.25)%        (0.36)%        (0.22)%        (0.09)%
Ratio of net investment loss to
 average net assets prior to expense
 limitation and expenses paid indirectly              (0.52)%        (0.38)%        (0.47)%        (0.26)%        (0.30)%
Portfolio turnover                                       99%            90%           130%           147%           138%

----------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.


(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.
(4) Ratio for the year ended October 31, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.90%.

                                                                                The Intermediate Fixed Income Portfolio
                                                -----------------------------------------------------------------------
                                                                                                                   Year
                                                                                                                  Ended
                                                                                                                  10/31
                                                       2004           2003           2002(1)        2001           2000
                                                -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of period            $    10.270    $    10.040    $    10.210    $     9.570    $     9.540

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                 0.364          0.380          0.484          0.606          0.613
Net realized and unrealized gain (loss)
 on investments                                       0.134          0.296         (0.138)         0.640          0.030
                                                -----------    -----------    -----------    -----------    -----------
Total from investment operations                      0.498          0.676          0.346          1.246          0.643
                                                -----------    -----------    -----------    -----------    -----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                (0.458)        (0.446)        (0.516)        (0.606)        (0.613)
                                                -----------    -----------    -----------    -----------    -----------
Total dividends and distributions                    (0.458)        (0.446)        (0.516)        (0.606)        (0.613)
                                                -----------    -----------    -----------    -----------    -----------
Net asset value, end of period                  $    10.310    $    10.270    $    10.040    $    10.210    $     9.570
                                                ===========    ===========    ===========    ===========    ===========
TOTAL RETURN(2)                                        4.95%          6.83%          3.54%         13.36%          7.01%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)         $    18,930    $     2,294    $     6,194    $     6,432    $     7,995
Ratio of expenses to average net assets                0.43%          0.43%          0.53%          0.50%          0.53%
Ratio of expenses to average net assets
 prior to expense limitation and
 expenses paid indirectly                              0.65%          0.98%          0.68%          0.55%          0.59%
Ratio of net investment income
 to average net assets                                 3.54%          3.71%          4.84%          6.06%          6.46%
Ratio of net investment income to average
 net assets prior to expense limitation
 and expenses paid indirectly                          3.32%          3.16%          4.69%          6.01%          6.40%
Portfolio turnover                                      322%           436%           381%           243%           125%

----------
(1) As required, effective November 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income per share of $0.032, an increase in net realized and unrealized gain (loss) per share of $0.032, and a decrease in the ratio of net investment income to average net assets of 0.32%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.



(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

                                                                                  The Core Focus Fixed Income Portfolio
                                                                                ---------------------------------------
                                                                                                                 Period
                                                                                                             6/30/04(1)
                                                                                                                through
                                                                                                               10/31/04
                                                                                                            -----------
Net asset value, beginning of period                                                                        $     8.500
LOSS FROM INVESTMENT OPERATIONS:
Net investment income(2)                                                                                          0.082
Net realized and unrealized gain on investments                                                                   0.268
                                                                                                            -----------
Total from investment operations                                                                                  0.350
                                                                                                            -----------
Net asset value, end of period                                                                              $     8.850
                                                                                                            ===========
TOTAL RETURN(3)                                                                                                    4.12%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                                                     $     5,616
Ratio of expenses to average net assets                                                                            0.43%
Ratio of expenses to average net assets
 prior to expense limitation and
 expenses paid indirectly                                                                                          1.68%
Ratio of net investment income to
 average net assets                                                                                                2.81%
Ratio of net investment income to
 average net assets prior to expense
 limitation and expenses paid indirectly                                                                           1.56%
Portfolio turnover                                                                                                  914%

----------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

                                                                                          The High-Yield Bond Portfolio
                                                -----------------------------------------------------------------------
                                                                                                                   Year
                                                                                                                  Ended
                                                                                                                  10/31
                                                       2004           2003        2002(1)           2001           2000
                                                -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of period            $     7.260    $     5.840    $     6.680    $     8.120    $     8.830

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                              0.629          0.712          0.652          0.749          0.868
Net realized and unrealized gain (loss)
 on investments                                       0.549          1.348         (0.772)        (1.097)        (0.488)
                                                -----------    -----------    -----------    -----------    -----------
Total from investment operations                      1.178          2.060         (0.120)        (0.348)         0.380
                                                -----------    -----------    -----------    -----------    -----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                (0.658)        (0.640)        (0.720)        (1.092)        (1.090)
                                                -----------    -----------    -----------    -----------    -----------
Total dividends and distributions                    (0.658)        (0.640)        (0.720)        (1.092)        (1.090)
                                                -----------    -----------    -----------    -----------    -----------
Net asset value, end of period                  $     7.780    $     7.260    $     5.840    $     6.680    $     8.120
                                                ===========    ===========    ===========    ===========    ===========
TOTAL RETURN(3)                                       17.02%         36.87%         (2.23)%        (4.71)%         4.02%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)         $     2,703    $     5,129    $     3,747    $     3,278    $     1,888
Ratio of expenses to average net assets(4)             0.59%          0.59%          0.59%          0.59%          0.59%
Ratio of expenses to average net assets
 prior to expense limitation and
 expenses paid indirectly                              1.01%          0.96%          0.88%          0.79%          1.08%
Ratio of net investment income to
 average net assets                                    8.46%         10.64%         10.15%         10.37%          9.97%
Ratio of net investment income to
 average net assets prior to expense
 limitation and expenses paid indirectly               8.04%         10.27%          9.86%         10.17%          9.48%
Portfolio turnover                                      391%           597%           553%           830%           140%

----------
(1) As required, effective November 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was an increase in net investment income per share of $0.005, a decrease in net realized and unrealized gain (loss) per share of $0.005, and an increase in the ratio of net investment income to average net assets of 0.08%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.
(2) The average shares outstanding method has been applied for per share information.



(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.


(4) Ratio for the year ended October 31, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.61%.

                                                                                  The Core Plus Fixed Income Portfolio
                                                                             ------------------------------------------
                                                                                                                Period
                                                                                             Year Ended     6/28/02(1)
                                                                                                  10/31        through
                                                                                    2004           2003       10/31/02
                                                                             -----------    -----------    -----------
Net asset value, beginning of period                                         $     9.380    $     8.800    $     8.500

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)                                                           0.329          0.351          0.109
Net realized and unrealized gain on investments                                    0.312          0.427          0.191
                                                                             -----------    -----------    -----------
Total from investment operations                                                   0.641          0.778          0.300
                                                                             -----------    -----------    -----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                             (0.424)        (0.140)             -
Net realized gain on investments                                                  (0.337)        (0.058)             -
                                                                             -----------    -----------    -----------
Total dividends and distributions                                                 (0.761)        (0.198)             -
                                                                             -----------    -----------    -----------
Net asset value, end of period                                               $     9.260    $     9.380    $     8.800
                                                                             ===========    ===========    ===========
TOTAL RETURN(3)                                                                     7.30%          9.01%          3.57%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                      $    35,796    $     7,372    $     7,706
Ratio of expenses to average net assets                                             0.50%          0.50%          0.57%
Ratio of expenses to average net assets
 prior to expense limitation and
 expenses paid indirectly                                                           0.78%          0.89%          2.20%
Ratio of net investment income to
 average net assets                                                                 3.65%          3.86%          3.62%
Ratio of net investment income to
 average net assets prior to expense
 limitation and expenses paid indirectly                                            3.37%          3.47%          1.99%
Portfolio turnover                                                                   709%           569%           847%


----------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.



(2) The average shares outstanding method has been applied for per share information.



(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

                                                                                      The Global Fixed Income Portfolio
                                                -----------------------------------------------------------------------
                                                                                                                   Year
                                                                                                                  Ended
                                                                                                                  10/31
                                                       2004           2003        2002(1)           2001           2000
                                                -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of period            $    13.620    $    11.760    $    10.210    $     8.950    $    10.260

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                              0.342          0.432          0.461          0.483          0.548
Net realized and unrealized gain (loss)
 on investments and foreign currencies                1.258          1.921          1.089          0.777         (1.498)
                                                -----------    -----------    -----------    -----------    -----------
Total from investment operations                      1.600          2.353          1.550          1.260         (0.950)
                                                -----------    -----------    -----------    -----------    -----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                (2.840)        (0.493)             -              -         (0.114)
In excess of net investment income                        -              -              -              -         (0.096)
Return of capital                                         -              -              -              -         (0.150)
                                                -----------    -----------    -----------    -----------    -----------
Total dividends and distributions                    (2.840)        (0.493)             -              -         (0.360)
                                                -----------    -----------    -----------    -----------    -----------
Net asset value, end of period                  $    12.380    $    13.620    $    11.760    $    10.210    $     8.950
                                                ===========    ===========    ===========    ===========    ===========
TOTAL RETURN(3)                                       13.40%         20.68%         15.18%         14.08%         (9.51)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)         $   268,352    $   208,354    $   279,938    $   284,830    $   389,290
Ratio of expenses to average net assets                0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of expenses to average net assets
 prior to expense limitation and
 expenses paid indirectly                              0.64%          0.65%          0.66%          0.70%          0.71%
Ratio of net investment income to
 average net assets                                    2.88%          3.38%          4.33%          4.98%          5.71%
Ratio of net investment income to
 average net assets prior to expense
 limitation and expenses paid indirectly               2.84%          3.33%          4.27%          4.88%          5.60%
Portfolio turnover                                       55%            95%            58%            32%            53%

----------
(1) As required, effective November 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income per share of $0.041, an increase in net realized and unrealized gain (loss) per share of $0.041, and a decrease in the ratio of net investment income to average net assets of 0.38%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.


(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

                                                                               The International Fixed Income Portfolio
                                                -----------------------------------------------------------------------
                                                                                                                   Year
                                                                                                                  Ended
                                                                                                                  10/31
                                                       2004           2003        2002(1)           2001           2000
                                                -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of period            $    12.250    $    10.500    $     9.150    $     8.110    $     9.910

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                              0.311          0.360          0.323          0.427          0.469
Net realized and unrealized gain (loss)
 on investments and foreign currencies                1.259          1.881          1.027          0.613         (1.752)
                                                -----------    -----------    -----------    -----------    -----------
Total from investment operations                      1.570          2.241          1.350          1.040         (1.283)
                                                -----------    -----------    -----------    -----------    -----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                (1.530)        (0.491)             -              -         (0.400)
In excess of net investment income                        -              -              -              -         (0.067)
Return of capital                                         -              -              -              -         (0.050)
                                                -----------    -----------    -----------    -----------    -----------
Total dividends and distributions                    (1.530)        (0.491)             -              -         (0.517)
                                                -----------    -----------    -----------    -----------    -----------
Net asset value, end of period                  $    12.290    $    12.250    $    10.500    $     9.150    $     8.110
                                                ===========    ===========    ===========    ===========    ===========
TOTAL RETURN(3)                                       13.82%         22.14%         14.75%         12.82%        (13.54)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)         $    61,386    $    48,284    $    41,934    $    36,989    $    50,389
Ratio of expenses to average net assets                0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of expenses to average net assets
 prior to expense limitation
 and expenses paid indirectly                          0.67%          0.68%          0.67%          0.69%          0.69%
Ratio of net investment income to
 average net assets                                    2.68%          3.13%          3.39%          4.87%          5.26%
Ratio of net investment income to
 average net assets prior to expense
 limitation and expenses paid indirectly               2.61%          3.05%          3.32%          4.78%          5.17%
Portfolio turnover                                       57%           112%            46%            60%            82%

----------
(1) As required, effective November 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was a decrease in net investment income per share of $0.130, an increase in net realized and unrealized gain (loss) per share of $0.130, and a decrease in the ratio of net investment income to average net assets of 1.36%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in accounting.


(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

                               APPENDIX A--RATINGS

BONDS

Excerpts from Moody's description of its bond ratings: AAA--judged to be the best quality. They carry the smallest degree of investment risk; AA--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; BAA--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; BA--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; CAA--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; CA--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

Excerpts from Fitch's description of its bond ratings: AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events; AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+; A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings; BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings; BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements; B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue; CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment; CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time; C--Bonds are in imminent default in payment of interest or principal; and DDD, DD and D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

COMMERCIAL PAPER

Excerpts from Moody's description of its two highest commercial paper ratings:
P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.

Excerpts from S&P's description of its two highest commercial paper ratings:
A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.

DELAWARE POOLED TRUST


ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' INVESTMENTS is available in the Portfolios' annual and semi-annual reports to shareholders. In the Portfolios' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal period. You can find more detailed information about the Portfolios and the Fund in the current Statement of Additional Information
(SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Portfolios, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, call toll-free at 800 231-8002, or go to www.delawareinvestments.com/institutional. You may also obtain additional information about the Portfolios from your financial advisor.


You can find reports and other information about the Portfolios on the EDGAR database on the SEC web site (http//www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Portfolios, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

E-MAIL

PooledTrust@delinvest.com

SHAREHOLDER INQUIRIES

Call us at 800 231-8002

o For Portfolio information; literature; price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

Investment Company Act File Number: 811-6322 (The Fund)

[LOGO OF DELAWARE INVESTMENTS(SM)]

                                              [LOGO OF DELAWARE INVESTMENTS(SM)]

VALUE EQUITY


PROSPECTUS FEBRUARY 25, 2005
--------------------------------------------------------------------------------


           DELAWARE REIT FUND
           CLASS A o CLASS B o CLASS C o CLASS R

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


FUND PROFILE                                             PAGE                2
Delaware REIT Fund                                                           2

HOW WE MANAGE THE FUND                                   PAGE                5
Our investment strategies                                                    5
The securities we typically invest in                                        6
The risks of investing in the Fund                                           8
Disclosure of portfolio holdings information                                 9

WHO MANAGES THE FUND                                     PAGE                10
Investment manager                                                           10
Portfolio manager                                                            10
Who's who?                                                                   11

ABOUT YOUR ACCOUNT                                       PAGE                12
Investing in the Fund                                                        12
  Choosing a share class                                                     12
  Dealer compansation                                                        14
How to reduce your sales charge                                              15
How to buy shares                                                            16
Fair valuation                                                               17
Retirement plans                                                             17
How to redeem shares                                                         18
Account minimums                                                             19
Special services                                                             20
Frequent trading of Fund shares (market timing)                              21
Dividends, distributions and taxes                                           23
Certain management considerations                                            23

FINANCIAL HIGHLIGHTS                                     PAGE                24

GLOSSARY                                                 PAGE                27

PROFILE: DELAWARE REIT FUND

WHAT ARE THE FUND'S GOALS?

The Delaware REIT Fund seeks maximum long-term total return, with capital appreciation as a secondary objective. Although the Fund will strive to meet its goals, there is no assurance that it will.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

Delaware REIT Fund primarily invests in securities of companies that are principally engaged in the real estate industry. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments of real estate investment trusts (REITs) (the "80% Policy").

In managing the Delaware REIT Fund portfolio, we strive to include REITs that represent a variety of different sectors in the real estate industry. As we consider individual REITs for the portfolio, we carefully evaluate each REIT's management team. We generally look for those that:

o   retain a substantial portion of the properties' cashflow;
o   effectively use capital to expand;
o   have a strong ability to raise rents; and
o   can create a franchise value for the REIT.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment will increase and decrease according to changes in the value of the securities held by the Fund. In addition, a Fund's share price and yield will fluctuate in response to movements in stock prices.

Because we concentrate our investments in the real estate industry, the Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. Its investments may tend to fluctuate more in value than a portfolio that invests in a broader range of industries. If the Fund holds real estate directly, as a result of defaults, or receives rental income from its real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund is also affected by interest rate changes, particularly if the real estate investment trusts we are holding use floating rate debt to finance their ongoing operations.

Delaware REIT Fund is considered "non-diversified" under federal laws and regulations that govern mutual funds. That means the Fund may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Fund may affect a larger portion of overall assets and subject the Fund to greater risks.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on Page 8.

The Fund's 80% Policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

    WHO SHOULD INVEST IN THE FUND?

        o     Investors seeking a high level of long-term total return.
        o Investors willing to invest in equity securities of companies principally engaged in the real estate industry.
        o Investors looking to diversify their equity holdings by adding exposure to the real estate markets.

    WHO SHOULD NOT INVEST IN THE FUND?

        o Investors unwilling to accept the risks of investing in the real estate industry as well as in a non-diversified fund.
        o Investors who are unwilling to accept that the value of their investment may fluctuate, sometimes significantly, over the short term.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS THE DELAWARE REIT FUND PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the potential risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past nine calendar years, as well as average annual returns of all shares for one-year, five-year and since inception. Beginning November 11, 1997, a 12b-1 fee has been assessed annually. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense limitations in effect during certain of the periods. The returns would be lower without the expense limitations. Please see the footnotes on page 4 for additional information about the expense limitations.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (CLASS A)]

YEAR-BY-YEAR TOTAL RETURN (Class A)


1996            41.81%
1997            31.34%
1998           -12.37%
1999            -2.80%
2000            32.51%
2001             8.46%
2002             3.95%
2003            33.77%
2004            31.04%


During the periods illustrated in this bar chart, Class A's highest return was 21.32% for the quarter ended December 31, 1996 and its lowest return was -8.94% for the quarter ended September 30, 1998.


The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the year-by-year total returns above. If this fee were included, the returns would be less than those shown. The average annual returns shown below do include the sales charge.


                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

                                                               1 YEAR       5 YEARS       LIFETIME***
                                                             ----------    ----------    -------------
Class A return before taxes*                                   23.53%        19.80%         16.74%
Class A return after taxes on distributions*                   21.04%        17.58%         14.04%
Class A return after taxes on distributions and sale of
 Fund shares*                                                  17.16%        16.22%         13.22%
Class B return before taxes**                                  26.11%        20.13%         11.85%
Class C return before taxes**                                  29.11%        20.34%         11.85%
Class R return before taxes**                                  30.65%          N/A          34.16%
NAREIT Equity REIT Index                                       31.58%        21.95%         14.74%****
 (reflects no deduction for fees, expenses, or taxes)

The Fund's returns are compared to the performance of the NAREIT Equity REIT Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown immediately above.


After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

* Reflects sales charges even for periods before November 11, 1997, the date when the sales charge was added. Historical performance prior to that date has been restated to reflect the charge, but has not been recalculated to reflect the 12b-1 fee which also took effect on that date.
** Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns before taxes for Class B would be 30.11%, 20.34% and 11.85% for the one-year, five-year and lifetime periods, respectively. If shares were not redeemed, returns before taxes for Class C would be 30.11%, 20.34% and 11.85% for the one-year, five-year and lifetime periods, respectively. Lifetime returns for Class B shares reflect conversion to Class A shares after approximately eight years.
*** Lifetime returns are shown if the Fund or Class existed for less than 10 years. Inception dates for Class A, Class B, Class C and Class R shares.
**** The NAREIT Equity REIT Index reports returns on a monthly basis. The chart above reflects return from December 31, 1995 through December 31, 2004. Return for the period November 30, 1997 through December 31, 2004 was 11.34%. Return for the period May 31, 2003 through December 31, 2004 was 17.61%.


WHAT ARE THE FUND'S FEES AND EXPENSES?
SALES CHARGES are fees paid directly from your investments when you buy or sell shares of the Fund.

CLASS                                                            A                B                C              R
-------------------------------------------------------    -------------    -------------    -------------    ----------
Maximum sales charge (load) imposed on purchases as                 5.75%            none             none          none
 a percentage of offering price
Maximum contingent deferred sales charge (load) as a                none(1)          4.00%(2)         1.00%(3)      none
 percentage of original purchase price or redemption
 price, whichever is lower
Maximum sales charge (load) imposed on reinvested                   none             none             none          none
 dividends
Redemption fees                                                     none             none             none          none
Exchange fees(4)                                                    none             none             none          none

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets.


CLASS                                                            A                B                C              R
-------------------------------------------------------    -------------    -------------    -------------    ----------
Management Fees                                                     0.74%            0.74%            0.74%         0.74%

Distribution and service (12b-1) fees(5)                            0.30%            1.00%            1.00%         0.60%

Other expenses(6)                                                   0.37%            0.37%            0.37%         0.37%

Total operating expenses                                            1.41%            2.11%            2.11%         1.71%

Fee waivers and payments(5)                                        (0.05)%          (0.00)%          (0.00)%       (0.00)%

Net expenses                                                        1.36%            2.11%            2.11%         1.71%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.7 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


CLASS(8)                     A               B              B                C               C               R
--------------------   -------------   -------------   -------------   -------------   -------------   -------------
                                                       (IF REDEEMED)                   (IF REDEEMED)
1 year                 $         706   $         214   $         614   $         214   $         314   $         174
3 years                $         991   $         661   $         936   $         661   $         661   $         539
5 years                $       1,297   $       1,134   $       1,359   $       1,134   $       1,134   $         928
10 years               $       2,165   $       2,263   $       2,263   $       2,441   $       2,441   $       2,019


1 A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
2 If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0.00% thereafter.
3 Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
4 Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.



5 Class A shares are subject to a 12b-1 fee of 0.30% of average daily net assets and Class B and Class C shares are each subject to a 12b-1 fee of 1.00% of average daily net assets. The Fund's distributor has contracted to limit the Class A shares 12b-1 fee through February 28, 2006 to no more than 0.25% of average daily net assets.
6 Other expenses have been restated to reflect an expected decrease in other expenses in the current fiscal year due to a reduction in transfer agency costs associated with servicing retirement accounts.
7 The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through 10.
8 The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

HOW WE MANAGE THE FUND

OUR INVESTMENT STRATEGIES

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for a particular fund. The following describes how the portfolio management team pursues the Fund's investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

The Delaware REIT Fund strives to achieve maximum long-term total return. Capital appreciation is a secondary objective. We invest in securities of companies principally engaged in the real estate industry. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments of REITs. The Fund may also invest in equity securities of real estate industry operating companies known as REOCs.

We do not normally acquire securities for short-term purposes; however, we may take advantage of short-term opportunities that are consistent with the Fund's investment objectives.

Delaware REIT Fund's investment objectives are non-fundamental. This means that the Board of Trustees may change the objectives without obtaining shareholder approval. If the objectives were changed, we would notify shareholders before the change in the objectives became effective.

THE SECURITIES WE TYPICALLY INVEST IN

Securities generally offer investors the potential for capital appreciation and may pay dividends as well.

Securities                                                                            HOW WE USE THEM
------------------------------------------------------------     ------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS: A company, usually traded         We may invest without limit in shares of REITs.
publicly, that manages a portfolio of real estate to earn
profits for shareholders.

REITs are generally classified as equity REITs, mortgage
REITs or a combination of equity and mortgage REITs. Equity
REITs invest the majority of their assets directly in real property, derive income primarily from the collection of rents and can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. By investing in REITs indirectly through the Fund, a shareholder bears a proportionate share of the expenses of a fund and indirectly shares similar expenses of the REITs.

REAL ESTATE INDUSTRY OPERATING COMPANIES: We consider a REOC     We may invest without limit in REOCs.
to be a company that derives at least 50% of its gross
revenues or net profits from:

(1) Ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or

(2) products or services related to the real estate industry, such as building supplies or mortgage servicing.

FOREIGN SECURITIES AND AMERICAN DEPOSITARY                       The Fund's investments may from time to time include
RECEIPTS:                                                        sponsored or unsponsored American Depositary Receipts that
Securities of foreign entities issued directly or, in the        are actively traded in the United States.
case of American Depositary Receipts, through a U.S.
depositary (usually a U.S. bank). ADRs represent the
depositary's holdings of a stated number of shares of a          We may invest up to 10% of the Fund's assets in foreign
foreign corporation. An ADR generally entitles the holder to     securities.
all dividends and capital gains earned by the underlying
foreign shares. ADRs are bought and sold the same as U.S.
securities.

OPTIONS AND FUTURES: Options represent a right to buy or         If we have stocks that have appreciated in price, we may
sell a security or group of securities at an agreed upon         want to protect those gains when we anticipate adverse
price at a future date. The purchaser of an option may or        conditions. We might use options or futures to neutralize
may not choose to go through with the transaction.               the effect of any price declines, without selling the
                                                                 security. We might also use options or futures to gain
Writing a covered call option on a security obligates            exposure to a particular market segment without purchasing
the owner of the security to sell it at an agreed upon           individual securities in that segment. We might use this
price on an agreed upon date (usually no more than nine          approach if we had excess cash that we wanted to invest
months in the future). If the Fund owns a security and           quickly.
writes a covered call on that security, the Fund will
receive a premium payment from the purchaser of the              We might use covered call options if we believe that doing
call, but if the security appreciates to a price greater         so would help the Fund to meet its investment objectives.
than the agreed upon selling price, the Fund would lose
out on those gains.                                              Use of these strategies can increase the operating costs of the Fund and can lead to loss of principal.
Futures contracts are agreements for the purchase or sale of securities at a specified price, on a specified date. Unlike an option, a futures contract must be executed unless it is
sold before the settlement date.

Options and futures are generally considered to be derivative securities.

REPURCHASE AGREEMENTS: An agreement between a buyer of           Typically, we use repurchase agreements as a short-term
securities, such as the Fund, and a seller of securities, in     investment for our cash position. In order to enter into
which the seller agrees to buy the securities back within a      repurchase agreements, the Fund must have collateral of 102%
specified time at the same price the buyer paid for them,        of the repurchase price. Except when we believe a temporary
plus an amount equal to an agreed upon interest rate.            defensive approach is appropriate, the Fund will not hold
Repurchase agreements are often viewed as equivalent to          more than 5% of its total assets in cash or other short-term
cash.                                                            investments. All short-term investments will be rated AAA by
                                                                 Standard & Poor's or Aaa by Moody's Investors Service or if
                                                                 unrated, be of comparable quality, based on our evaluation.
                                                                 The Fund will only enter into repurchase agreements in which the collateral is U.S. government securities.

RESTRICTED SECURITIES: Privately placed securities whose         We may invest in privately placed securities including those
resale is restricted under securities law.                       that are eligible for resale only among certain
                                                                 institutional buyers without registration, commonly known as
                                                                 Rule 144A Securities. We may invest without limitation in
                                                                 Rule 144A Securities that are deemed to be liquid. Illiquid
                                                                 Rule 144A Securities together with other restricted
                                                                 securities are limited to 15% of total Fund assets.

ILLIQUID SECURITIES: Securities that do not have a ready         We may invest up to 15% of net assets in illiquid
market, and cannot be sold within seven days at                  securities.
approximately the price that a fund has valued them.

The Delaware REIT Fund may also invest in convertible securities, including enhanced convertible securities, as well as, mortgage-backed securities, U.S. government securities and zero coupon bonds. The Fund may invest a portion of its net assets in foreign securities directly. Please see the Statement of Additional Information for additional descriptions and risk information on these securities as well as those listed in the table above. You can find additional information about the investments in the Fund's portfolio in the annual or semi-annual shareholder reports.

LENDING SECURITIES
The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

BORROWING FROM BANKS
The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objectives.

TEMPORARY DEFENSIVE POSITIONS
For temporary defensive purposes, we may hold a substantial part of the Fund's assets in cash or cash equivalents. To the extent that the Fund holds these securities, the Fund may be unable to achieve its investment objectives.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS
The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

THE RISKS OF INVESTING IN THE FUND

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Delaware REIT Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

                            RISKS                                                HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------     ------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the            We maintain a long-term investment approach and focus on
securities in a certain market -- like the stock or bond         securities we believe can appreciate over an extended time
market -- will decline in value because of factors such as       frame regardless of interim market fluctuations. We do not
economic conditions, future expectations or investor             try to predict overall market movements and generally do
confidence.                                                      not trade for short-term purposes.

                                                                 We may hold a substantial part of the Fund's assets in cash or cash equivalents as a temporary, defensive strategy.

INDUSTRY AND SECURITY RISK is the risk that the value of         In Delaware REIT Fund we hold a number of different
securities in a particular industry or the value of an           individual securities, seeking to manage security risk.
individual stock or bond will decline because of changing        However, we do concentrate on the real estate industry. As a
expectations for the performance of that industry or for the     consequence, the share price of the Fund may fluctuate in
individual company issuing the stock or bond.                    response to factors affecting that industry, and may
                                                                 fluctuate more widely than a portfolio that invests in a
                                                                 broader range of industries. The Fund may be more
                                                                 susceptible to any single economic, political or regulatory occurrence affecting the real estate industry.

INTEREST RATE RISK is the risk that securities will              Delaware REIT Fund is subject to interest rate risk. If the
decrease in value if interest rates rise and conversely          Fund invests in real estate investment trusts that hold
rise in value when interest rates fall.                          fixed rate obligations, we would expect the value of those trusts to decrease if interest rates rise and increase if
                                                                 interest rates decline. However, lower interest rates also tend to increase the chances that a bond will be refinanced, which can hurt the returns of REITs that hold fixed rate
                                                                 obligations. We strive to manage this risk by monitoring
                                                                 interest rates and evaluating their potential impact on
                                                                 securities already in the portfolio or those we are
                                                                 considering for purchase.

REAL ESTATE INDUSTRY RISKS include among others:                 Since the Fund invests principally in REITs, it is subject to the risks associated with the real estate industry. We
o   possible declines in the value of real estate;               will strive to manage these risks through careful selection
o   risks related to economic conditions;                        of individual REIT securities; however, investors should
o   possible shortage of mortgage funds;                         carefully consider these risks before investing in the Fund.
o   overbuilding and extended vacancies;
o   increased competition;
o   changes in property taxes, operating expenses or
    zoning laws;
o   costs of environmental clean-up, or damages from
    natural disasters;
o   limitations or fluctuations in rent payments;
o   cashflow fluctuations; and
o   defaults by borrowers.

REITs are also subject to the risk of failing to qualify for tax-free pass-through of income under the Internal
Revenue Code and/or failing to qualify for an exemption from registration as an investment company under the Investment Company Act of 1940.

NON-DIVERSIFIED FUNDS: Non-diversified investment                Delaware REIT Fund is a non-diversified fund and is subject
companies have the flexibility to invest as much as 50% of       to this risk. Nevertheless, we typically hold securities
their assets in as few as two issuers with no single             from a variety of different issuers, representing different
issuer accounting for more than 25% of the portfolio. The        sectors of the real estate industry. We also perform
remaining 50% of the portfolio must be diversified so that       extensive analysis on all securities. We are particularly
no more than 5% of a fund's assets is invested in the            diligent in reviewing securities that represent a larger
securities of a single issuer. Because a non-diversified         percentage of portfolio assets.
fund may invest its assets in fewer issuers, the value of
fund shares may increase or decrease more rapidly than if
the fund were fully diversified.

FOREIGN RISK is the risk that foreign securities may be          We may invest up to 10% of the Delaware REIT Fund's total
adversely affected by political instability, changes in          assets in foreign securities; however we typically invest
currency exchange rates, foreign economic conditions or          only a small portion of assets in foreign securities, so
inadequate regulatory and accounting standards.                  this is not expected to be a major risk to the Fund.

LIQUIDITY RISK is the possibility that securities cannot be      We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that the Fund has valued them.

FUTURES AND OPTIONS RISK is the possibility that a fund          Delaware REIT Fund may use futures contracts and options on
may experience a loss if it employs an options or futures        futures contracts, as well as options on securities for
strategy related to a security or a market index and that        hedging purposes. We limit the amount of the Fund's assets
security or index moves in the opposite direction from           that may be committed to these strategies. Our obligations
what the manager anticipated. Futures and options also           related to futures and options transactions will not exceed
involve additional expenses, which could reduce any              20% of the Fund's total assets and we will not enter into
benefit or increase any loss that the Fund experiences           additional futures contracts or options on them if more than
from using the strategy.                                         5% of the Fund's assets would be required as margin deposits or premiums on the options.
Options and futures contracts on foreign currencies, and
forward contracts, entail particular risks related to
conditions affecting the underlying currency.


DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information and at www.delawarefunds.com.

WHO MANAGES THE FUND

INVESTMENT MANAGER


The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was paid a fee equal to 0.62% of the Fund's average daily net assets for the last fiscal year. This fee reflects a waiver of fees by the manager.


PORTFOLIO MANAGER

Damon J. Andres has primary responsibility for making day-to-day investment decisions for Delaware REIT Fund.

DAMON J. ANDRES
Vice President/Portfolio Manager
Mr. Andres earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, he provided investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres is a CFA charterholder. Mr. Andres has been on the REIT management team since 1997.

WHO'S WHO?
This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments funds.

[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FAMILY OF FUNDS]

                                BOARD OF TRUSTEES

INVESTMENT MANAGER                         THE FUND                          CUSTODIAN
Delaware Management Company                                            JPMorgan Chase Bank
2005 Market Street                                                     4 Chase Metrotech Center
Philadelphia, PA 19103-7094                                            Brooklyn, NY 11245

PORTFOLIO MANAGER                        DISTRIBUTOR                   SERVICE AGENT
(see page [__] for details)    Delaware Distributors, L.P.             Delaware Service Company, Inc.
                               2005 Market Street                      2005 Market Street
                               Philadelphia, PA 19103-7094             Philadelphia, PA 19103-7094

                               FINANCIAL INTERMEDIARY WHOLESALER
                               Lincoln Financial Distributors, Inc.
                               2001 Market Street
                               Philadelphia, PA 19103-7055

                               FINANCIAL ADVISORS

                                  SHAREHOLDERS

BOARD OF TRUSTEES A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Delaware REIT Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

FINANCIAL ADVISORS Financial advisors provide advice to their clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

ABOUT YOUR ACCOUNT

INVESTING IN THE FUND
You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.

CHOOSING A SHARE CLASS

CLASS A
o Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

o If you invest $50,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B, Class C and Class R shares.

o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

o Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares.

CLASS A SALES CHARGES


The following sales charge as a percentage of the amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual percentage will vary on the amount invested, rounding and the then-current NAV. Similarly, the actual sales charge as a percentage of offering price may be different due to the amount invested, rounding and the then-current offering price may be greater or lesser than the percentage shown.

                         SALES CHARGE        SALES CHARGE AS %
AMOUNT OF                    AS %               OF  AMOUNT
PURCHASE               OF OFFERING PRICE        INVESTED(1)
------------------     -----------------     -----------------
 Less than $50,000           5.75%                 6.54%

    $50,000 but              4.75%                 5.40%
   under $100,000

    $100,000 but             3.75%                 4.31%
   under $250,000

    $250,000 but             2.50%                 3.00%
   under $500,000

    $500,000 but             2.00%                 2.44%
  under $1 million



As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial advisor is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies.

                           SALES CHARGE     SALES CHARGE AS
                               AS %                %
AMOUNT OF                   OF OFFERING         OF AMOUNT
PURCHASE                       PRICE            INVESTED
-----------------------    ------------     ---------------
  $1 million up to $5          none               none
        million

    Next $20 million           none               none
   up to $25 million

Amount over $25 million        none               none

CLASS B
o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 4.00%. The contingent deferred sales charge is 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0.00% thereafter.

o Under certain circumstances, the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A and Class R shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase only up to $100,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS C
o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o Class C shares are subject to an annual 12b-1 fee no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A and Class R shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS R
o Class R shares have no up-front sales charge, so the full amount of your purchase is invested in a Fund. Class R shares are not subject to a contingent deferred sales charge.

o Class R shares are subject to an annual 12b-1 fee no greater than 0.60% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Because of the higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

o Unlike Class B shares, Class R shares do not automatically convert into another class.

o Class R shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457 and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to IRA rollovers from plans maintained on Delaware's retirement recordkeeping system that are offering Class R shares to participants.

Except as noted above, no other IRA accounts are eligible for Class R Shares (e.g., no SIMPLE IRA's, SEP-IRA's, SAR-SEP IRA's, Roth IRA's etc.). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

Each share class may be eligible for purchase through programs sponsored by financial intermediaries where such program requires the purchase of a specific class of shares.

Any shareholder account holding Class A shares as of June 2, 2003 (the date Class R shares were made available) and who became eligible to purchase Class R shares continues to be eligible to purchase Class A shares after that date. Any account holding Class R shares is not eligible to purchase Class A shares.

Each share class described in the Prospectus has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DEALER COMPENSATION

Your financial advisor who sells you shares of the Fund may be eligible to receive the following amounts as compensation for your investment in the Fund. These amounts are paid by the distributor to the securities dealer with whom your financial advisor is associated.

                             Class A(1)   Class B(2)   Class C(3)   Class R(4)
                             ----------   ----------   ----------   ----------
COMMISSION (%)                        -         4.00%        1.00%           -
Investment up to $49,999           5.00%           -            -            -
$50,000 - $99,999                  4.00%           -            -            -
$100,000 - $249,999                3.00%           -            -            -
$250,000 - $499,999                2.00%           -            -            -
$500,000 - $999,999                1.60%           -            -            -
$1,000,000 - $4,999,999            1.00%           -            -            -
$5,000,000 - $24,999,999           0.50%           -            -            -
$25,000,000 +                      0.25%           -            -            -
12B-1 FEE TO DEALER                0.30%        0.25%        1.00%        0.60%


    1 On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer is eligible to receive up to a 0.30% 12b-1 fee applicable to Class A shares, although under the plan adopted by the Board of Trustees that went into effect on June 1, 1992 a lesser amount may be paid. The maximum 12b-1 fee applicable to Class A shares is 0.30%, however the Distributor has contracted to limit this amount to 0.25% through February 28, 2006.


    2 On sales of Class B shares, the Distributor pays your securities dealer an up-front commission of 4.00%. Your securities dealer also may be eligible to receive a 12b-1 fee of up to 0.25% from the date of purchase. After approximately eight years, Class B shares automatically convert into Class A shares and dealers may then be eligible to receive the 0.30% 12b-1 fee applicable to Class A.

    3 On sales of Class C shares, the Distributor pays your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C.

    4 On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. Your securities dealer may be eligible to receive a 12b-1 of up to 0.60% from the date of purchase.

HOW TO REDUCE YOUR SALES CHARGE
We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information to your financial advisor or the Fund in order to qualify for a reduction in sales charges, such as your other Delaware Investments fund holdings and the names and their holdings of qualifying family members. Class R shares have no up-front sales charge.

                                                                                     SHARE CLASS
                                                            -------------------------------------------------------------------
        PROGRAM                     HOW IT WORKS                  A                      B                           C
-----------------------    -----------------------------    -------------    --------------------------    --------------------
Letter of Intent           Through a Letter of Intent            X           Although the Letter of Intent and Rights of
                           you agree to invest a                             Accumulation do not apply to the purchase of
                           certain amount in Delaware                        Class B and Class C shares, you can combine your
                           Investments Funds (except                         purchase of Class A shares with your purchase of
                           money market funds with no                        Class B and Class C shares to fulfill your Letter
                           sales charge) over a                              of Intent or qualify for Rights of Accumulation.
                           13-month period to qualify
                           for reduced front-end
                           sales charges.

Rights of Accumulation     You can combine your                  X
                           holdings or purchases of
                           all funds in the Delaware
                           Investments family (except
                           money market funds with no
                           sales charge) as well as
                           the holdings and purchases
                           of your spouse and
                           children under 21 to
                           qualify for reduced
                           front-end sales charges.

Reinvestment of            Up to 12 months after you        For Class A,     For Class B, your             Not available.
Redeemed Shares            redeem shares, you can           you will not     account will be credited
                           reinvest the proceeds             have to pay     with the contingent
                           without paying a sales                an          deferred sales charge
                           charge as noted to the            additional      you previously paid on
                           right.                             front-end      the amount you are
                                                            sales charge.    reinvesting.  Your
                                                                             schedule for contingent
                                                                             deferred sales charges
                                                                             and conversion to Class
                                                                             A will not start over
                                                                             again; it will pick up
                                                                             from the point at which
                                                                             you redeemed your shares.

SIMPLE IRA, SEP IRA,       These investment plans may              X         There is no reduction in sales charge for Class B
SARSEP, Prototype          qualify for reduced sales                         and Class C shares for group purchases by
Profit Sharing,            charges by combining the                          retirement plans.
Pension, 401(k), SIMPLE    purchases of all members
401(k), 403(b)(7), and     of the group. Members of
457 Retirement Plans       these groups may also
                           qualify to purchase shares
                           without a front-end sales
                           charge and may qualify for a
                           waiver of any contingent
                           deferred sales charges.

HOW TO BUY SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
Ask your bank to wire the amount you want to invest to the Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

BY EXCHANGE
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

THROUGH AUTOMATED SHAREHOLDER SERVICES
You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an Individual Retirement Account (IRA) or Roth IRA, under the Uniform Gifts to Minors AcT or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for a Coverdell Education Savings Account (formerly an "Education IRA") is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Coverdell Education Savings Accounts.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.


We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.


FAIR VALUATION
When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.


The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing a Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Pricing Committee values Fund assets as described above.


RETIREMENT PLANS
In addition to being an appropriate investment for your IRA, Roth IRA and Education IRA, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call 800 523-1918.

HOW TO REDEEM SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

BY TELEPHONE
You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

THROUGH AUTOMATED SHAREHOLDER SERVICES
You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

HOW TO REDEEM SHARES (continued)

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares
- not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

ACCOUNT MINIMUMS
If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Uniform Gifts to Minors Act or Uniform Transfer to Minors Act accounts or accounts with automatic investing plans, $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

SPECIAL SERVICES

To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

AUTOMATIC INVESTING PLAN
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

DIRECT DEPOSIT
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

ELECTRONIC DELIVERY
With Delaware eDelivery you can receive your fund documents electronically instead of via the U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure environment at any time, from anywhere.

ONLINE ACCOUNT ACCESS
Account access is a password protected area of the Delaware Investments web site that gives you access to your account information and allows you to perform transactions in a secure environment.

WEALTH BUILDER OPTION
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

DIVIDEND REINVESTMENT PLAN
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.


EXCHANGES
You can exchange all or part of your shares for shares of the same class in another Delaware Investments Fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge or from Class R shares of any fund you will pay any applicable sales charge on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.


MONEYLINE(SM) ON DEMAND SERVICE
Through our MoneyLine(SM) On Demand Service, you or your financial advisor may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

MONEYLINE DIRECT DEPOSIT SERVICE
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

SYSTEMATIC WITHDRAWAL PLAN
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.


The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan.

FREQUENT TRADING OF FUND SHARES (MARKET TIMING)
The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or the Optimum Funds Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.


Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Fund also reserves the right to consider other trading patterns as market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of Fund shares if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.


RISKS OF MARKET TIMING
By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Fund performance.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before the fund calculates its own share price. Any fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

TRANSACTION MONITORING PROCEDURES
The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which includes scrutinizing transactions in Fund shares for transactions in violation of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING


Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.


DIVIDENDS, DISTRIBUTIONS AND TAXES
Dividends, if any, are paid quarterly and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The tax rate on capital gains is less than the tax rate on ordinary income.

You also may be subject to state and local taxes on distributions. Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax law.


We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

CERTAIN MANAGEMENT CONSIDERATIONS


INVESTMENTS BY FUND OF FUNDS AND INVESTMENT VEHICLES THAT OPERATE SIMILARLY TO FUNDS OF FUNDS
The Fund accepts investments from funds of funds, including those within Delaware Investments family, and investment vehicles that operate similarly to funds of funds, such as 529 plans. A "529 Plan" is a college savings program that operates under section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by the funds of funds and/or similar investment vehicles and will attempt to minimize any adverse effects on the Fund and funds of funds and/or similar investment vehicle as a result of these transactions.



FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES are intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund, assuming the reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.


                                                                                    CLASS A
                                                --------------------------------------------------------------------------------
                                                                                                                     Year Ended
                                                                                                                        10/31
                                                    2004             2003             2002             2001             2000
                                                ------------     ------------     ------------     ------------     ------------
DELAWARE REIT FUND

Net asset value, beginning of period                  17.400     $     14.170     $     14.270     $     13.460     $     11.300

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)                               0.445            0.617            0.517            0.594            0.565
Net realized and unrealized gain on
investments                                            4.333            3.531            0.399            0.776            2.165
                                                ------------     ------------     ------------     ------------     ------------
Total from investment operations                       4.778            4.148            0.916            1.370            2.730
                                                ------------     ------------     ------------     ------------     ------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                 (0.544)          (0.566)          (0.593)          (0.560)          (0.570)

Net realized gain on investments                      (0.494)          (0.352)          (0.423)               -                -
                                                ------------     ------------     ------------     ------------     ------------
Total dividends and distributions                     (1.038)          (0.918)          (1.016)          (0.560)          (0.570)
                                                ------------     ------------     ------------     ------------     ------------
NET ASSET VALUE, END OF PERIOD                  $     21.140     $     17.400     $     14.170     $     14.270     $     13.460
                                                ============     ============     ============     ============     ============
TOTAL RETURN(2)                                        28.43%           30.59%            6.17%           10.27%           24.87%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)         $    308,100     $    253,995     $    163,432     $     62,869     $     40,412
Ratio of expenses to average net assets                 1.40%            1.40%            1.38%            1.29%            1.20%
Ratio of expenses to average net assets
 prior to expense limitation and expenses
 paid indirectly                                        1.58%            1.59%            1.38%            1.35%            1.40%
Ratio of net investment income to
 average net assets                                     2.35%            4.06%            3.39%            4.14%            4.52%
Ratio of net investment income to
 average net assets prior to expense
 limitation and expenses paid indirectly                2.17%            3.87%            3.39%            4.08%            4.32%
Portfolio turnover                                        43%              48%              65%              61%              31%

                                                                                    CLASS B
                                                --------------------------------------------------------------------------------
                                                                                                                     Year Ended
                                                                                                                        10/31
                                                    2004             2003             2002             2001             2000
                                                ------------     ------------     ------------     ------------     ------------
DELAWARE REIT FUND

Net asset value, beginning of period            $     17.380     $     14.170     $     14.260     $     13.460     $     11.300

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)                               0.302            0.502            0.404            0.498            0.473
Net realized and unrealized gain on
investments                                            4.338            3.518            0.402            0.765            2.162
                                                ------------     ------------     ------------     ------------     ------------
Total from investment operations                       4.640            4.020            0.806            1.263            2.635
                                                ------------     ------------     ------------     ------------     ------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                 (0.406)          (0.458)          (0.473)          (0.463)          (0.475)

Net realized gain on investments                      (0.494)          (0.352)          (0.423)               -                -
                                                ------------     ------------     ------------     ------------     ------------
Total dividends and distributions                     (0.900)          (0.810)          (0.896)          (0.463)          (0.475)
                                                ------------     ------------     ------------     ------------     ------------
NET ASSET VALUE, END OF PERIOD                  $     21.120     $     17.380     $     14.170     $     14.260     $     13.460
                                                ============     ============     ============     ============     ============
TOTAL RETURN(2)                                        27.54%           29.53%            5.43%            9.44%           23.92%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)         $     85,009     $     72,331     $     57,824     $     29,423     $     16,547
Ratio of expenses to average net assets                 2.15%            2.15%            2.13%            2.04%            1.95%
Ratio of expenses to average net assets
 prior to expense limitation and expenses
 paid indirectly                                        2.28%            2.30%            2.13%            2.10%            2.15%
Ratio of net investment income to
 average net assets                                     1.60%            3.31%            2.64%            3.39%            3.77%
Ratio of net investment income to
 average net assets prior to expense
 limitation and expenses paid indirectly                1.47%            3.16%            2.64%            3.33%            3.57%
Portfolio turnover                                        43%              48%              65%              61%              31%


(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

                                                                               CLASS C

                                                ------------------------------------------------------------------------
                                                                                                             Year Ended
                                                                                                                10/31
                                                    2004           2003           2002           2001           2000
                                                ------------   ------------   ------------   ------------   ------------
DELAWARE REIT FUND

Net asset value, beginning of period            $     17.380   $     14.170   $     14.260   $     13.460   $     11.300

INCOME FROM INVESTMENT OPERATIONS
Net investment income(2)                               0.302          0.502          0.404          0.504          0.473
Net realized and unrealized gain on
investments                                            4.338          3.518          0.402          0.759          2.162
                                                ------------   ------------   ------------   ------------   ------------
Total from investment operations                       4.640          4.020          0.806          1.263          2.635
                                                ------------   ------------   ------------   ------------   ------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                 (0.406)        (0.458)        (0.473)        (0.463)        (0.475)

Net realized gain on investments                      (0.494)        (0.352)        (0.423)             -              -
                                                ------------   ------------   ------------   ------------   ------------
Total dividends and distributions                     (0.900)        (0.810)        (0.896)        (0.463)        (0.475)
                                                ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD                  $     21.120   $     17.380   $     14.170   $     14.260   $     13.460
                                                ============   ============   ============   ============   ============
TOTAL RETURN(3)                                        27.54%         29.53%          5.43%          9.44%         23.92%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)         $     73,040   $     58,206   $     38,581   $     16,326   $      8,513
Ratio of expenses to average net assets                 2.15%          2.15%          2.13%          2.04%          1.95%
Ratio of expenses to average net assets
 prior to expense limitation and expenses
 paid indirectly                                        2.28%          2.30%          2.13%          2.10%          2.15%
Ratio of net investment income to average
 net assets                                             1.60%          3.31%          2.64%          3.39%          3.77%
Ratio of net investment income to average
 net assets prior to expense limitation and
 expenses paid indirectly                               1.47%          3.16%          2.64%          3.33%          3.57%
Portfolio turnover                                        43%            48%            65%            61%            31%

                                                                  CLASS R
                                                 Year Ended       Period
                                                   10/31        6/02/03(1)
                                                    2004        to 10/31/03
                                                ------------   ------------
DELAWARE REIT FUND

Net asset value, beginning of period            $     17.400   $     15.620

INCOME FROM INVESTMENT OPERATIONS
Net investment income(2)                               0.377          0.331
Net realized and unrealized gain on
investments                                            4.341          1.683
                                                ------------   ------------
Total from investment operations                       4.718          2.014
                                                ------------   ------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                 (0.494)        (0.234)

Net realized gain on investments                      (0.494)             -
                                                ------------   ------------
Total dividends and distributions                     (0.988)        (0.234)
                                                ------------   ------------
NET ASSET VALUE, END OF PERIOD                  $     21.130   $     17.400
                                                ============   ============
TOTAL RETURN(3)                                        28.04%         13.02%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)         $      2,035   $        353
Ratio of expenses to average net assets                 1.75%          1.75%
Ratio of expenses to average net assets
 prior to expense limitation and expenses
 paid indirectly                                        1.88%          1.98%
Ratio of net investment income to average
 net assets                                             2.00%          4.75%
Ratio of net investment income to average
 net assets prior to expense limitation and
 expenses paid indirectly                               1.87%          4.52%
Portfolio turnover                                        43%            48%


(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

HOW TO READ THE FINANCIAL HIGHLIGHTS

NET INVESTMENT INCOME
Net investment income includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
A realized gain on investments occurs when we sell an investment at a profit, while a realized loss on investments occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders is listed under "Less dividends and distributions from - Net realized gain on investments."

NET ASSET VALUE (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

TOTAL RETURN
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

NET ASSETS
Net assets represent the total value of all the assets in the Fund's portfolio, less any liabilities, that are attributable to that class of a fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
We determine this ratio by dividing net investment income by average net assets.

PORTFOLIO TURNOVER RATE
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

HOW TO USE THIS GLOSSARY

This glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

AMORTIZED COST
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

AVERAGE MATURITY
An average of when the individual bonds and other debt securities held in a portfolio will mature.

BOND
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and typically is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

BOND RATINGS
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

CAPITAL
The amount of money you invest.

CAPITAL APPRECIATION
An increase in the value of an investment.

CAPITAL GAINS DISTRIBUTIONS
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

COMMISSION
The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

COMPOUNDING
Earnings on an investment's previous earnings.

CONSUMER PRICE INDEX (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

CONTINGENT DEFERRED SALES CHARGE (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

CORPORATE BOND
A debt security issued by a corporation. See Bond.

COST BASIS
The original purchase price of an investment, used in determining capital gains and losses.

CURRENCY EXCHANGE RATES
The price at which one country's currency can be converted into another's. This exchange rate varies almost daily according to a wide range of political, economic and other factors.

DEPRECIATION
A decline in an investment's value.

DIVERSIFICATION
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

DIVIDEND DISTRIBUTION
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

DURATION
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

EXPENSE RATIO
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

FINANCIAL ADVISOR
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

FIXED-INCOME SECURITIES
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

INFLATION
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INVESTMENT GOAL
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

MANAGEMENT FEE
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

MATURITY
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NAREIT EQUITY REIT INDEX
The NAREIT Equity REIT Index is a benchmark of real estate investment trusts that invest in many types of U.S. property.

NASD REGULATION, INC. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

NATIONALLY RECOGNIZED STATISTICAL RATINGS ORGANIZATION (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P) and Fitch, Inc. (Fitch).

NET ASSET VALUE (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

NET ASSETS
Net assets for purposes of a Fund's 80% Policy means the total value of all assets in the Fund's portfolio, minus any liabilities, plus the amount of the Fund's borrowings, if any, for investment purposes.

PREFERRED STOCK
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

PRICE-TO-EARNINGS RATIO
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

PRINCIPAL
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REAL ESTATE INVESTMENT TRUSTS (REITs)
A real estate investment trust is a company that is usually traded publicly, that manages a portfolio of real estate to make profits for shareholders.

REDEEM
To cash in your shares by selling them back to the mutual fund.

RISK
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

SALES CHARGE
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (SECURITIES AND EXCHANGE COMMISSION)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

SHARE CLASSES
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

SIGNATURE GUARANTEE
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

STOCK
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

TOTAL RETURN
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

UNIFORM GIFTS TO MINORS ACT AND UNIFORM TRANSFERS TO MINORS ACT
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

VOLATILITY
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

DELAWARE REIT FUND        Additional information about the Fund's investments is
                          available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange
                          Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market
                          Street, Philadelphia, PA 19103-7094, or call toll-free
                          800 523-1918. You may also obtain additional information about the Fund from your financial advisor.

                          You can find reports and other information about the Fund on the EDGAR database on the SEC web site (http//www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

                          WEB SITE
                          www.delawareinvestments.com

                          E-MAIL
                          service@delinvest.com

                          SHAREHOLDER SERVICE CENTER
                          800 523-1918
                          Call the Shareholder Service Center Monday to Friday, 8 a.m. to 7 p.m. Eastern time:
                          o For fund information, literature, price, yield and performance figures.
                          o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

                          DELAPHONE SERVICE
                          800 362-FUND (800 362-3863)
                          o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

                          DELAWARE FUND SYMBOLS
                          Delaware RIET Fund        CUSIP       NASDAQ
                          ------------------      ---------     ------
                          Class A                 246248868      DPREX
                          Class B                 246248819      DPRBX
                          Class C                 246248793      DPRCX
                          Class R                 246248561      DPRRX

                          Investment Company Act file number: 811-6322

                                              [LOGO OF DELAWARE INVESTMENTS(SM)]

VALUE EQUITY



PROSPECTUS FEBRUARY 25, 2005
--------------------------------------------------------------------------------



        DELAWARE REIT FUND
        INSTITUTIONAL CLASS


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND PROFILE                                          PAGE     2
Delaware REIT Fund                                             2

HOW WE MANAGE THE FUND                                PAGE     5
Our investment strategies                                      5
The securities we typically invest in                          6
The risks of investing in the Fund                             8
Disclosure of portfolio holdings information                   9

WHO MANAGES THE FUND                                  PAGE     10
Investment manager                                             10
Portfolio manager                                              10
Who's who?                                                     11

ABOUT YOUR ACCOUNT                                    PAGE     12
Investing in the Fund                                          12
How to buy shares                                              13
Fair valuation                                                 14
How to redeem shares                                           14
Account minimum                                                15
Exchanges                                                      15
Frequent trading of Fund shares (market timing)                15
Dividends, distributions and taxes                             17
Certain management considerations                              17

FINANCIAL HIGHLIGHTS                                  PAGE     18

GLOSSARY                                              PAGE     20

PROFILE: DELAWARE REIT FUND

WHAT ARE THE FUND'S GOALS?

The Delaware REIT Fund seeks maximum long-term total return, with capital appreciation as a secondary objective. Although the Fund will strive to meet its goals, there is no assurance that it will.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

Delaware REIT Fund primarily invests in securities of companies that are principally engaged in the real estate industry. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments of real estate investment trusts (the "80% Policy").

In managing the Delaware REIT Fund portfolio, we strive to include REITs that represent a variety of different sectors in the real estate industry. As we consider individual REITs for the portfolio, we carefully evaluate each REIT's management team. We generally look for those that:

o    retain a substantial portion of the properties' cashflow;
o    effectively use capital to expand;
o    have a strong ability to raise rents; and
o    can create a franchise value for the REIT.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment will increase and decrease according to changes in the value of the securities held by the Fund. In addition, a Fund's share price and yield will fluctuate in response to movements in stock prices.

Because we concentrate our investments in the real estate industry, the Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. Its investments may tend to fluctuate more in value than a portfolio that invests in a broader range of industries. If the Fund holds real estate directly, as a result of defaults, or receives rental income from its real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund is also affected by interest rate changes, particularly if the real estate investment trusts we are holding use floating rate debt to finance their ongoing operations.

Delaware REIT Fund is considered "non-diversified" under federal laws and regulations that govern mutual funds. That means the Fund may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Fund may affect a larger portion of overall assets and subject the Fund to greater risks.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page [__].

The Fund's 80% Policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     WHO SHOULD INVEST IN THE FUND?
          o    Investors seeking a high level of long-term total return.
          o Investors willing to invest in equity securities of companies principally engaged in the real estate industry.
          o Investors looking to diversify their equity holdings by adding exposure to the real estate markets.

     WHO SHOULD NOT INVEST IN THE FUND?
          o Investors unwilling to accept the risks of investing in the real estate industry as well as in a non-diversified fund.
          o Investors who are unwilling to accept that the value of their investment may fluctuate, sometimes significantly, over the short term.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS THE DELAWARE REIT FUND PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show returns for the Institutional Class shares for the past seven calendar years, as well as average annual returns for one year, five years and since inception. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense limitations in effect during certain of the periods. The returns would be lower without the expense limitations. Please see the footnotes on page 4 for additional information about the expense limitations.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (INSTITUTIONAL CLASS)]

YEAR-BY-YEAR TOTAL RETURN (Institutional Class)

        DELAWARE REIT FUND


1998           -12.09%
1999            -2.57%
2000            32.83%
2001             8.80%
2002             4.20%
2003            34.07%
2004            31.41%

During the periods illustrated in this bar chart, the Institutional Class' highest return was 14.67% for the quarter ended December 31, 2004 and its lowest return was -8.93% for the quarter ended September 30, 1998.


                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/04


DELAWARE REIT FUND INSTITUTIONAL CLASS                   1 YEAR       5 YEARS        LIFETIME (11/11/97)
----------------------------------------------------   ---------    -----------    ----------------------
Return before taxes                                        31.41%         21.55%             12.96%
Return after taxes on distributions                        28.65%         19.19%             10.15%
Return after taxes on distributions and sale
 of Fund shares                                            22.39%         17.71%              9.57%
NAREIT Equity REIT Index
(reflects no deduction for fees, expenses, or taxes)       31.58%         21.95%             11.34%(1)

The Fund's returns are compared to the performance of the NAREIT Equity REIT Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

(1) The NAREIT Equity REIT Index reports returns on a monthly basis. The chart above reflects return from November 30, 1997 through December 31, 2004.

WHAT ARE THE FUND'S FEES AND EXPENSES?

YOU DO NOT PAY SALES CHARGES directly from your investments when you buy or sell shares of the Institutional Class.

Maximum sales charge (load) imposed on purchases as       none
 a percentage of offering price
Maximum contingent deferred sales charge (load) as a      none
 percentage of original purchase price or redemption
 price, whichever is lower
Maximum sales charge (load) imposed on reinvested         none
 dividends
Redemption fees                                           none
Exchange fees(1)                                          none

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets.


Management fees(2)                                        0.74%
Distribution and service (12b-1) fees                     none
Other expenses(2)                                         0.37%
Total operating expenses                                  1.11%


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. (3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


1 year            $   113
3 years           $   353
5 years           $   612
10 years          $ 1,352

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) Other expenses have been restated to reflect an expected decrease in other expenses in the current fiscal year due to a reduction in transfer agency costs associated with servicing retirement accounts.
(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

HOW WE MANAGE THE FUND

OUR INVESTMENT STRATEGIES

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for a particular fund. The following describes how the portfolio management team pursues the Fund's investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

The Delaware REIT Fund strives to achieve maximum long-term total return. Capital appreciation is a secondary objective. We invest in securities of companies principally engaged in the real estate industry. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments of REITs. The Fund may also invest in equity securities of real estate industry operating companies known as REOCs.

We do not normally acquire securities for short-term purposes; however, we may take advantage of short-term opportunities that are consistent with the Fund's investment objectives.

Delaware REIT Fund's investment objectives are non-fundamental. This means that the Board of Trustees may change the objectives without obtaining shareholder approval. If the objectives were changed, we would notify shareholders before the change in the objectives became effective.

THE SECURITIES WE TYPICALLY INVEST IN
Securities generally offer investors the potential for capital appreciation and may pay dividends as well.

                       SECURITIES                                                  HOW WE USE THEM
------------------------------------------------------------   ------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS: A company, usually traded       We may invest without limit in shares of REITs.
publicly, that manages a portfolio of real estate to earn
profits for shareholders.

REITs are generally classified as equity REITs, mortgage
REITs or a combination of equity and mortgage REITs. Equity
REITs invest the majority of their assets directly in real property, derive income primarily from the collection of rents and can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. By investing in REITs indirectly through the Fund, a shareholder bears a proportionate share of the expenses of a fund and indirectly shares similar expenses of the REITs.

REAL ESTATE INDUSTRY OPERATING COMPANIES: We consider a REOC   We may invest without limit in REOCs.
to be a company that derives at least 50% of its gross
revenues or net profits from:
(1)     Ownership, development, construction, financing,
        management or sale of commercial, industrial or
        residential real estate, or
(2)     products or services related to the real estate
        industry, such as building supplies or mortgage
        servicing.

FOREIGN SECURITIES AND AMERICAN DEPOSITARY RECEIPTS:           The Fund's investments may from time to time include
Securities of foreign entities issued directly or, in the      sponsored or unsponsored American Depositary Receipts that
case of American Depositary Receipts, through a U.S.           are actively traded in the United States.
depositary (usually a U.S. bank). ADRs represent the
depositary holdings of a stated number of shares of a          We may invest up to 10% of the Fund's assets in foreign
foreign corporation. An ADR generally entitles the holder to   securities.
all dividends and capital gains earned by the underlying
foreign shares. ADRs are bought and sold the same as U.S.
securities.

OPTIONS AND FUTURES: Options represent a right to buy or       If we have stocks that have appreciated in price, we may
sell a security or group of securities at an agreed upon       want to protect those gains when we anticipate adverse
price at a future date. The purchaser of an option may or      conditions. We might use options or futures to neutralize
may not choose to go through with the transaction.             the effect of any price declines, without selling the
                                                               security. We   might also use options or futures to gain
Writing a covered call option on a security obligates the      exposure to a particular market segment without purchasing
owner of the security to sell it at an agreed upon price on    individual securities in that segment. We might use this
an agreed upon date (usually no more than nine months in the   approach if we had excess cash that we wanted to invest
future). If the Fund owns a security and writes a covered      quickly.
call on that security, the Fund will receive a premium
payment from the purchaser of the call, but if the security    We might use covered call options if we believe that doing
appreciates to a price greater than the agreed upon selling    so would help the Fund to meet its investment objectives.
price, the Fund would lose out on those gains.
                                                               Use of these strategies can increase the operating costs of
Futures contracts are agreements for the purchase or sale of   the Fund and can lead to loss of principal.
securities at a specified price, on a specified date. Unlike an option, a futures contract must be executed unless it is
sold before the settlement date.

Options and futures are generally considered to be derivative securities.

REPURCHASE AGREEMENTS: An agreement between a buyer of         Typically, we use repurchase agreements as a short-term
securities, such as the Fund, and a seller of securities, in   investment for our cash position. In order to enter into
which the seller agrees to buy the securities back within a    repurchase agreements, the Fund must have collateral of 102%
specified time at the same price the buyer paid for them,      of the repurchase price. Except when we believe a temporary
plus an amount equal to an agreed upon interest rate.          defensive approach is appropriate, the Fund will not hold
Repurchase agreements are often viewed as equivalent to        more than 5% of its total assets in cash or other short-term
cash.                                                          investments. All short-term investments will be rated AAA by
                                                               Standard & Poor's or Aaa by Moody's Investors Service or if
                                                               unrated, be of comparable quality, based on our evaluation.
                                                               The Fund will only enter into repurchase agreements in which the collateral is U.S. government securities.

RESTRICTED SECURITIES: Privately placed securities whose       We may invest in privately placed securities including those
resale is restricted under securities law.                     that are eligible for resale only among certain
                                                               institutional buyers without registration, commonly known as
                                                               Rule 144A Securities. We may invest without limitation in
                                                               Rule 144A Securities that are deemed to be liquid. Illiquid
                                                               Rule 144A Securities together with other restricted
                                                               securities are limited to 15% of total Fund assets.

ILLIQUID SECURITIES: Securities that do not have a ready       We may invest up to 15% of net assets in illiquid
market, and cannot be sold within seven days at                securities.
approximately the price that a fund has valued them.

The Delaware REIT Fund may also invest in convertible securities, including enhanced convertible securities, as well as mortgage-backed securities, U.S. government securities and zero coupon bonds. The Fund may invest a portion of its net assets in foreign securities directly. Please see the Statement of Additional Information for additional descriptions and risk information on these securities as well as those listed in the table above. You can find additional information about the investments in the Fund's portfolio in the annual or semi-annual shareholder reports.

LENDING SECURITIES
The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

BORROWING FROM BANKS
The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objectives.

TEMPORARY DEFENSIVE POSITIONS
For temporary defensive purposes, we may hold a substantial part of the Fund's assets in cash or cash equivalents. To the extent that the Fund holds these securities, the Fund may be unable to achieve its investment objectives.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS
The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

THE RISKS OF INVESTING IN THE FUND
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Delaware REIT Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

                        RISKS                                                 HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------   ------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the          We maintain a long-term investment approach and focus on
securities in a certain market - like the stock or bond        securities we believe can appreciate over an extended time
market - will decline in value because of factors such as      frame regardless of interim market fluctuations. We do not
economic conditions, future expectations or investor           try to predict overall market movements and generally do not
confidence.                                                    trade for short-term purposes.

                                                               We may hold a substantial part of the Fund's assets in cash or cash equivalents as a temporary, defensive strategy.

INDUSTRY AND SECURITY RISK is the risk that the value of       In Delaware REIT Fund we hold a number of different
securities in a particular industry or the value of an         individual securities, seeking to manage security risk.
individual stock or bond will decline because of changing      However, we do concentrate On the real estate industry. As a
expectations for the performance of that industry or for the   consequence, the share price of the Fund may fluctuate in
individual company issuing the stock or bond.                  response to factors affecting that industry, and may
                                                               fluctuate more widely than a portfolio that invests in a
                                                               broader range of industries. The Fund may be more
                                                               susceptible to any single economic, political or regulatory occurrence affecting the real estate industry.

INTEREST RATE RISK is the risk that securities will decrease   Delaware REIT Fund is subject to interest rate risk. If the
in value if interest rates rise and conversely rise in value   Fund invests in real estate investment trusts that hold
when interest rates fall.                                      fixed rate obligations, we would expect the value of those trusts to decrease if interest rates rise and increase if
                                                               interest rates decline. However, lower interest rates also tend to increase the chances that a bond will be refinanced, which can hurt the returns of REITs that hold fixed rate
                                                               obligations. We strive to manage this risk by monitoring
                                                               interest rates and evaluating their potential impact on
                                                               securities already in the portfolio or those we are
                                                               considering for purchase.

                        RISKS                                                 HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------   ------------------------------------------------------------
REAL ESTATE INDUSTRY RISKS include among others:               Since the Fund invests principally in REITs, it is subject
o    possible declines in the value of real estate;            to the risks associated with the real estate industry. We
o    risks related to economic conditions;                     will strive to manage these risks through careful selection
o    possible shortage of mortgage funds;                      of individual REIT securities; however, investors should
o    overbuilding and extended vacancies;                      carefully consider these risks before investing in the Fund.
o    increased competition;
o    changes in property taxes, operating expenses or
     zoning laws;
o    costs of environmental clean-up,  or damages from
     natural disasters;
o    limitations or fluctuations in rent payments;
o    cashflow fluctuations; and
o    defaults by borrowers.

REITs are also subject to the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue
Code and/or failing to qualify for an exemption from registration as an investment company under the Investment
Company Act of 1940.

NON-DIVERSIFIED FUNDS: Non-diversified investment companies    Delaware REIT Fund is a non-diversified fund and is subject
have the flexibility to invest as much as 50% of their         to this risk. Nevertheless, we typically hold securities
assets in as few as two issuers with no single issuer          from a variety of different issuers, representing different
accounting for more than 25% of the portfolio. The remaining   sectors of the real estate industry. We also perform
50% of the portfolio must be diversified so that no more       extensive analysis on all securities. We are particularly
than 5% of a fund's assets is invested in the securities of    diligent in reviewing securities that represent a larger
a single issuer. Because a non-diversified fund may invest     percentage of portfolio assets.
its assets in fewer issuers, the value of fund shares may
increase or decrease more rapidly than if the fund were
fully diversified.

FOREIGN RISK is the risk that foreign securities may be        We may invest up to 10% of the Delaware REIT Fund's total
adversely affected by political instability, changes in        assets in foreign securities; however we typically invest
currency exchange rates, foreign economic conditions or        only a small portion of assets in foreign securities, so
inadequate regulatory and accounting standards.                this is not expected to be a major risk to the Fund.

LIQUIDITY RISK is the possibility that securities cannot be    We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that the Fund has valued them.

                        RISKS                                                 HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------   ------------------------------------------------------------
FUTURES AND OPTIONS RISK is the possibility that a fund may    Delaware REIT Fund may use futures contracts and options on
experience a loss if it employs an options or futures          futures contracts, as well as options on securities for
strategy related to a security or a market index and that      hedging purposes. We limit the amount of the Fund's assets
security or index moves in the opposite direction from what    that may be committed to these strategies. Our obligations
the manager anticipated. Futures and options also involve      related to futures and options transactions will not exceed
additional expenses, which could reduce any benefit or         20% of the Fund's total assets and we will not enter into
increase any loss that the Fund experiences from using the     additional futures contracts or options on them if more than
strategy.                                                      5% of the Fund's assets would be required as margin deposits or premiums on the options.

Options and futures contracts on foreign currencies, and forward contracts, entail particular risks related to conditions affecting the underlying currency.


DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information and at www.delawarefunds.com.


WHO MANAGES THE FUND


INVESTMENT MANAGER
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was paid a fee equal to 0.62% of the Fund's average daily net assets for the last fiscal year. This fee reflects a waiver of fees by the manager.


PORTFOLIO MANAGER

Damon J. Andres has primary responsibility for making day-to-day investment decisions for Delaware REIT Fund.

DAMON J. ANDRES, Vice President/Portfolio Manger, earned a BS in business administration with an emphasis in finance and accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, he provided investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres has been on the REIT management team since 1997.

WHO'S WHO?
This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments funds.

[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FAMILY OF FUNDS]

                                BOARD OF TRUSTEES

INVESTMENT MANAGER                        THE FUND                     CUSTODIAN
Delaware Management Company                                            JPMorgan Chase Bank
2005 Market Street                                                     4 Chase Metrotech Center
Philadelphia, PA 19103-7094                                            Brooklyn, NY 11245

PORTFOLIO MANAGERS             DISTRIBUTOR                             SERVICE AGENT
(see page [__] for details)    Delaware Distributors, L.P.             Delaware Service Company, Inc.
                               2005 Market Street                      2005 Market Street
                               Philadelphia, PA 19103-7094             Philadelphia, PA 19103-7094

                               FINANCIAL INTERMEDIARY WHOLESALER
                               Lincoln Financial Distributors, Inc.
                               2001 Market Street
                               Philadelphia, PA 19103-7055

                                  SHAREHOLDERS

BOARD OF TRUSTEES A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Delaware REIT Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

ABOUT YOUR ACCOUNT

INVESTING IN THE FUND

Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the Fund's manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the Fund's manager, or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

o registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes. Use of the Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients;

o certain plans qualified under Section 529 of the Internal Revenue Code for which the Fund's manager, distributor or service agent or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services; or

o programs sponsored by financial intermediaries where such program requires the purchase of Institutional Class shares.

HOW TO BUY SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
Ask your bank to wire the amount you want to invest to the Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800 510-4015 so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]


BY EXCHANGE
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class C or Class R shares. To open an account by exchange, call your Client Services Representative at 800 510-4015.


[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.


The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.


We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.


FAIR VALUATION
When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.


The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Pricing Committee values Fund assets as described above.


HOW TO REDEEM SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of $100,000 or more, you must include a signature guarantee for each owner. You can also fax your written request to 267 256-8990. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

BY TELEPHONE
You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a fee for this service.

HOW TO REDEEM SHARES

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

ACCOUNT MINIMUM
If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

EXCHANGES
You can exchange all or part of your shares, normally for shares of the same class in another Delaware Investments Fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charge on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B, Class C or Class R Shares of the funds in the Delaware Investments family.


FREQUENT TRADING OF FUND SHARES (MARKET TIMING)


The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or the Optimum Funds Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Fund also reserves the right to consider other trading patterns as market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of Fund shares if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.


RISKS OF MARKET TIMING
By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity.

Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Fund performance.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before the fund calculates its own share price. Any fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

TRANSACTION MONITORING PROCEDURES
The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which includes scrutinizing transactions in Fund shares for transactions in violation of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING
Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.


DIVIDENDS, DISTRIBUTIONS AND TAXES
Dividends, if any, are paid quarterly and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The tax rate on capital gains is less than the tax rate on ordinary income.

You also may be subject to state and local taxes on distributions. Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax law.


We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

CERTAIN MANAGEMENT CONSIDERATIONS

INVESTMENTS BY FUND OF FUNDS AND INVESTMENT VEHICLES THAT OPERATE SIMILARLY TO FUNDS OF FUNDS


The Fund accepts investments from funds of funds, including those within Delaware Investments family, and investment vehicles that operate similarly to funds of funds, such as 529 plans. A "529 Plan" is a college savings program that operates under section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by the funds of funds and/or similar investment vehicles and will attempt to minimize any adverse effects on the Fund and funds of funds and/or similar investment vehicle as a result of these transactions.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund, assuming the reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.


                                                                                                    Institutional Class

                                                                                                             Year ended
                                                                                                                  10/31
DELAWARE REIT FUND                                     2004           2003           2002           2001           2000
---------------------------------------------   -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD            $    17.410    $    14.190    $    14.280    $    13.470    $    11.310
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)                              0.492          0.656          0.555          0.625          0.596
Net realized and unrealized gain on
 investments                                          4.341          3.520          0.412          0.778          2.167
                                                -----------    -----------    -----------    -----------    -----------
Total from investment operations                      4.833          4.176          0.967          1.403          2.763
                                                -----------    -----------    -----------    -----------    -----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                (0.599)        (0.604)        (0.634)        (0.593)        (0.603)
Net realized gain on investments                     (0.494)        (0.352)        (0.423)             -              -
                                                -----------    -----------    -----------    -----------    -----------
Total dividends and distributions                    (1.093)        (0.956)        (1.057)        (0.593)        (0.603)
                                                -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE, END OF PERIOD                  $    21.150    $    17.410    $    14.190    $    14.280    $    13.470
                                                ===========    ===========    ===========    ===========    ===========
TOTAL RETURN(2)                                       28.78%         30.80%          6.52%         10.51%         25.18%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)         $    53,261    $    28,782    $     8,850    $     1,823    $     2,013
Ratio of expenses to average net assets                1.15%          1.15%          1.13%          1.04%          0.95%
Ratio of expenses to average net assets
 prior to expense limitation and expenses
 paid indirectly                                       1.28%          1.30%          1.13%          1.10%          1.15%
Ratio of net investment income to average net
 assets                                                2.60%          4.31%          3.64%          4.39%          4.77%
Ratio of net investment income to average net
 assets prior to expense limitation and
 expenses paid indirectly                              2.47%          4.16%          3.64%          4.33%          4.57%
Portfolio turnover                                       43%            48%            65%            61%            31%


----------
(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

HOW TO READ THE FINANCIAL HIGHLIGHTS

NET INVESTMENT INCOME
Net investment income includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
A realized gain on investments occurs when we sell an investment at a profit, while a realized loss on investments occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions from - Net realized gain on investments."

NET ASSET VALUE (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

TOTAL RETURN
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include fee waivers, and assume the shareholder has reinvested all dividends and realized gains.

NET ASSETS
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
We determine this ratio by dividing net investment income by average net assets.

PORTFOLIO TURNOVER RATE
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

GLOSSARY

HOW TO USE THIS GLOSSARY

This glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

AMORTIZED COST
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

AVERAGE MATURITY
An average of when the individual bonds and other debt securities held in a portfolio will mature.

BOND
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and typically is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

BOND RATINGS
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

CAPITAL
The amount of money you invest.

CAPITAL APPRECIATION
An increase in the value of an investment.

CAPITAL GAINS DISTRIBUTIONS
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

COMPOUNDING
Earnings on an investment's previous earnings.

CONSUMER PRICE INDEX (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

CORPORATE BOND
A debt security issued by a corporation. See Bond.

COST BASIS
The original purchase price of an investment, used in determining capital gains and losses.

CURRENCY EXCHANGE RATES
The price at which one country's currency can be converted into another's. This exchange rate varies almost daily according to a wide range of political, economic and other factors.

DEPRECIATION
A decline in an investment's value.

DIVERSIFICATION
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

DIVIDEND DISTRIBUTION
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

DURATION
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

EXPENSE RATIO
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

FINANCIAL ADVISOR
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

FIXED-INCOME SECURITIES
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bonds.

INFLATION
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INVESTMENT GOAL
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

MANAGEMENT FEE
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

MATURITY
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NAREIT EQUITY REIT INDEX
The NAREIT Equity REIT Index is a benchmark of real estate investment trusts that invest in many types of U.S. property.

NASD REGULATION, INC. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

NATIONALLY RECOGNIZED STATISTICAL RATINGS ORGANIZATION  (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), and Fitch, Inc. (Fitch).

NET ASSET VALUE (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

NET ASSETS
Net assets for purposes of a Fund's 80% Policy means the total value of all assets in the Fund's portfolio, minus any liabilities, plus the amount of the Fund's borrowings, if any, for investment purposes.

PREFERRED STOCK
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

PRICE-TO-EARNINGS RATIO
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

PRINCIPAL
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REAL ESTATE INVESTMENT TRUSTS (REITS)
A real estate investment trust is a company that is usually traded publicly, that manages a portfolio of real estate to make profits for shareholders.

REDEEM
To cash in your shares by selling them back to the mutual fund.

RISK
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

SALES CHARGE
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (SECURITIES AND EXCHANGE COMMISSION)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

SHARE CLASSES
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

SIGNATURE GUARANTEE
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

STOCK
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

TOTAL RETURN
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

VOLATILITY
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

DELAWARE REIT FUND      Additional information about the Fund's investments is
                        available in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005
                        Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 510-4015. You may also obtain additional information about the Fund from your financial advisor.

                        You can find reports and other information about the Fund on the EDGAR database on the SEC web site (http//www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

                        WEB SITE
                        www.delawareinvestments.com

                        E-MAIL
                        service@delinvest.com

                        CLIENT SERVICES REPRESENTATIVE
                        800 510-4015

                        DELAPHONE SERVICE
                        800 362-FUND (800 362-3863)
                        o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

                        DELAWARE FUND SYMBOLS
                        Delaware REIT Fund          CUSIP        NASDAQ
                                                  ---------      ------
                        Institutional Class       246248777       DPRSX

                        Investment Company Act file number: 811-6322

                              DELAWARE POOLED TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                             DATED FEBRUARY 25, 2005


                       -----------------------------------

        Delaware Pooled Trust ("Pooled Trust") is an open-end management investment company. Pooled Trust consists of various series ("Portfolios") offering a broad range of investment choices. Pooled Trust is designed to provide clients with attractive alternatives for meeting their investment needs. This Statement of Additional Information ("SAI") (Part B of Pooled Trust's registration statement) addresses information for Pooled Trust applicable to each of the Portfolios.

        This SAI is not a prospectus but should be read in conjunction with the related Prospectus for each Portfolio. Certain information from the Portfolios' Annual and Semi-Annual Reports has been incorporated by reference into this SAI. To obtain the Prospectuses or Annual and Semi-Annual Reports for the A, B, C, Institutional and R Class Shares of The Real Estate Investment Trust Portfolio, write to Delaware Distributors, L.P. (the "Distributor") at 2005 Market Street, Philadelphia, PA 19103-7094. You can also call 800 523-1918 for the Class A, B, C and R Shares of The Real Estate Investment Trust Portfolio or 800 510-4015 for the Institutional Class of the Real Estate Investment Trust Portfolio. To obtain the proper Prospectus or Annual and Semi-Annual Reports for the other Portfolios and Classes, please write to Delaware Pooled Trust at 2005 Market Street, Philadelphia, PA 19103-7094, Attn: Client Services or call Pooled Trust at 800 231-8002.

TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
FUND HISTORY
INVESTMENT POLICIES, PORTFOLIO TECHNIQUES AND RISK CONSIDERATIONS
ACCOUNTING AND TAX ISSUES
TRADING PRACTICES AND BROKERAGE
PORTFOLIO TURNOVER
PURCHASING SHARES
GROUP INVESTMENT PLANS
DETERMINING OFFERING PRICE AND NET ASSET VALUE
REDEMPTION AND EXCHANGE
DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
TAXES
INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS
OFFICERS AND TRUSTEES
GENERAL INFORMATION
PERFORMANCE INFORMATION
FINANCIAL STATEMENTS
APPENDIX A - RATINGS

FUND HISTORY

        Pooled Trust was originally incorporated under the laws of the State of Maryland on May 30, 1991. On December 15, 1999, the company completed a reorganization that changed its state and form of organization from a Maryland corporation to a Delaware business trust called Delaware Pooled Trust.

        Delaware Pooled Trust offers various Portfolios providing eligible investors a broad range of investment choices, with the service companies of Delaware Investments providing customized services as investment advisor, administrator and distributor. Each Portfolio, other than The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II (which Portfolios together may be referred to as "The Real Estate Investment Trust Portfolios"), The Global Fixed Income Portfolio, The International Fixed Income Portfolio and The Emerging Markets Portfolio, is a diversified fund as defined by the Investment Company Act of 1940 (the "1940 Act"). The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II, The Global Fixed Income Portfolio, The International Fixed Income Portfolio and The Emerging Markets Portfolio Portfolio are nondiversified funds as defined by the 1940 Act.

INVESTMENT POLICIES, PORTFOLIO TECHNIQUES AND RISK CONSIDERATIONS

INVESTMENT RESTRICTIONS
        INVESTMENT OBJECTIVES--The investment objectives of all the Portfolios, except The Labor Select International Equity Portfolio, are non-fundamental, and may be changed without shareholder approval. However, the Board of Trustees must approve any changes to non-fundamental investment objectives and the appropriate Portfolio will notify shareholders prior to a material change in a Portfolio's objective. The investment objective of The Labor Select International Equity Portfolio is fundamental and may not be changed without shareholder approval.

        FUNDAMENTAL INVESTMENT RESTRICTIONS -- Pooled Trust has adopted the following restrictions for each of the Portfolios (except where otherwise noted) which cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of the respective Portfolio, which is the vote of: (i) more than 50% of the outstanding voting securities of the Portfolio; or
(ii) 67% or more of the voting securities of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less. The percentage limitations contained in the restrictions and policies set forth herein apply at the time a Portfolio purchases securities.

        EACH PORTFOLIO, OTHER THAN THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO, SHALL NOT:

        1. With respect to each Portfolio, except The Real Estate Investment Trust Portfolios, make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Portfolio from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit. The Real Estate Investment Trust Portfolios will concentrate their respective investments in the real estate industry. Each of The Real Estate Investment Trust Portfolios otherwise shall not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Portfolio from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

        2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

        3. Underwrite the securities of other issuers, except that the Portfolio may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

        4. With respect to each Portfolio, purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Portfolio from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

        5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Portfolio from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

        6. Make loans, provided that this restriction does not prevent the Portfolio from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

        THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO SHALL NOT:

        1. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements), in accordance with the Portfolio's investment objective and policies, are considered loans, and except that the Portfolio may loan up to 25% of its respective assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

        2. Purchase or sell real estate or real estate limited partnerships, but this shall not otherwise prevent a Portfolio from investing in securities secured by real estate or interests therein.

        3. Engage in the underwriting of securities of other issuers, except that in connection with the disposition of a security, the Portfolio may be deemed to be an "underwriter" as that term is defined in the Securities Act of 1933.

        4. Make any investment which would cause more than 25% of the market or other fair value of its respective total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

        5.      Purchase or sell commodities or commodity contracts.

        6.      Enter into futures contracts or options thereon.

        7. Make short sales of securities, or purchase securities on margin.

        8. Purchase or retain the securities of any issuer which has an officer, director or security holder who is a director or officer of Pooled Trust or of either of the investment advisors if or so long as the directors and officers of Pooled Trust and of the investment advisors together own beneficially more than 5% of any class of securities of such issuer.

        9. Invest in interests in oil, gas and other mineral leases or other mineral exploration or development programs.

        10. Borrow money, except as a temporary measure for extraordinary purposes or to facilitate redemptions. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of its respective net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Portfolio shall, within three days thereafter (not including Sunday or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. No investment securities will be purchased while the Portfolio has an outstanding borrowing. The Portfolio will not pledge more than 10% of its respective net assets. The Portfolio will not issue senior securities (as defined in the 1940 Act), except for notes to banks.

        11. As to 75% of its respective total assets, invest more than 5% of its respective total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities).

        In addition to the restrictions set forth above, in connection with the qualification of the Portfolio's shares for sale in certain states, the Portfolio may not invest in warrants if such warrants, valued at the lower of cost or market, would exceed 5% of the value of the Portfolio's net assets. Included within such amount, but not to exceed 2% of the Portfolio's net assets may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value.

        NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectuses, each Portfolio, except as noted, will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees, as appropriate, without shareholder approval.

        EACH PORTFOLIO, OTHER THAN THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO,

        1. Is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, none of the Portfolios may operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

        2. May not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Portfolio has valued the investment.

        THE LARGE-CAP VALUE EQUITY PORTFOLIO, THE MID-CAP GROWTH EQUITY PORTFOLIO, THE SMALL-CAP GROWTH EQUITY PORTFOLIO, THE SMALL-CAP GROWTH II EQUITY PORTFOLIO, THE SMID-CAP GROWTH EQUITY PORTFOLIO, THE REAL ESTATE INVESTMENT TRUST PORTFOLIOS, THE INTERNATIONAL EQUITY PORTFOLIO, THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO, THE INTERMEDIATE FIXED INCOME PORTFOLIO, THE HIGH-YIELD BOND PORTFOLIO, THE GLOBAL FIXED INCOME PORTFOLIO AND THE INTERNATIONAL FIXED INCOME PORTFOLIO SHALL NOT:

        1. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements), in accordance with a Portfolio's investment objective and policies, are considered loans, and except that each Portfolio may loan up to 25% of its respective assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

        2. Purchase or sell real estate or real estate limited partnerships, but this shall not otherwise prevent a Portfolio from investing in securities secured by real estate or interests therein and except that The Real Estate Investment Trust Portfolio and The Real Estate Investment Trust Portfolio II (collectively, "The Real Estate Investment Trust Portfolios") may each own real estate directly as a result of a default on securities the Portfolio owns.

        3. Engage in the underwriting of securities of other issuers, except that in connection with the disposition of a security, a Portfolio may be deemed to be an "underwriter" as that term is defined in the Securities Act of 1933.

        4. Make any investment which would cause more than 25% of the market or other fair value of its respective total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry, except that each of The Real Estate Investment Trust Portfolios shall invest in excess of 25% of its total assets in the securities of issuers in the real estate industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

        5. Purchase or sell commodities or commodity contracts, except that The Mid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolios, The Intermediate Fixed Income Portfolio and The International Fixed Income Portfolio may enter into futures contracts and may purchase and sell options on futures contracts in accordance with the related Prospectus, subject to investment restriction 6 below.

        6. Enter into futures contracts or options thereon, except that The Mid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolios, The Intermediate Fixed Income Portfolio and The International Fixed Income Portfolio may each enter into futures contracts and options thereon to the extent that not more than 5% of its assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of its total assets.

        7. Make short sales of securities, or purchase securities on margin, except that The Mid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolios and The International Fixed Income Portfolio may satisfy margin requirements with respect to futures transactions.

        8. Purchase or retain the securities of any issuer which has an officer, director or security holder who is a director or officer of Pooled Trust or of either of the investment advisors if or so long as the directors and officers of Pooled Trust and of the investment advisors together own beneficially more than 5% of any class of securities of such issuer.

        9. Invest in interests in oil, gas and other mineral leases or other mineral exploration or development programs.

        10. Borrow money, except as a temporary measure for extraordinary purposes or to facilitate redemptions. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of its respective net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, a Portfolio shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission ("Commission") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. No investment securities will be purchased while a Portfolio has an outstanding borrowing. A Portfolio will not pledge more than 10% of its respective net assets. A Portfolio will not issue senior securities as defined in the 1940 Act, except for notes to banks.

        In addition to the restrictions set forth above, in connection with the qualification of a Portfolio's shares for sale in certain states, a Portfolio may not invest in warrants if such warrants, valued at the lower of cost or market, would exceed 5% of the value of a Portfolio's net assets. Included within such amount, but not to exceed 2% of a Portfolio's net assets may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by a Portfolio in units or attached to securities may be deemed to be without value.


        THE LARGE-CAP VALUE EQUITY PORTFOLIO, THE MID-CAP GROWTH EQUITY PORTFOLIO, THE SMALL-CAP GROWTH EQUITY PORTFOLIO, THE SMALL-CAP GROWTH II EQUITY PORTFOLIO, THE SMID-CAP GROWTH EQUITY PORTFOLIO, THE INTERNATIONAL EQUITY PORTFOLIO, THE INTERMEDIATE FIXED INCOME PORTFOLIO, THE GLOBAL FIXED INCOME PORTFOLIO AND, ONLY WHERE NOTED, THE HIGH-YIELD BOND PORTFOLIO SHALL NOT:


        1. As to 75% of its respective total assets, invest more than 5% of its respective total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities). This restriction shall also apply to The High-Yield Bond Portfolio. This restriction shall apply to only 50% of the total assets of The Global Fixed Income Portfolio.

        2. Invest in securities of other investment companies, except by purchase in the open market involving only customary brokers' commissions or in connection with a merger, consolidation or other acquisition or as may otherwise be permitted by the 1940 Act.

        3. Purchase more than 10% of the outstanding voting securities of any issuer, or invest in companies for the purpose of exercising control or management.

        4. Write, purchase or sell options, puts, calls or combinations thereof with respect to securities, except that The Mid-Cap Growth Equity Portfolio may: (a) write covered call options with respect to any or all parts of its portfolio securities; (b) purchase call options to the extent that the premiums paid on all outstanding call options do not exceed 2% of the Portfolio's total assets; (c) write secured put options; and (d) purchase put options, if the Portfolio owns the security covered by the put option at the time of purchase, and provided that premiums paid on all put options outstanding do not exceed 2% of its total assets. The Portfolio may sell call or put options previously purchased and enter into closing transactions with respect to the activities noted above.

        5. Invest more than 5% of the value of its respective total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

        6. Invest more than 10% of its respective total assets in repurchase agreements maturing in more than seven days and other illiquid assets.

        For purposes of investment restriction 6, it is Pooled Trust's policy, changeable without shareholder vote, that "illiquid assets" include securities of foreign issuers which are not listed on a recognized U.S. or foreign exchange and for which a bona fide market does not exist at the time of purchase or subsequent valuation.

        The following additional non-fundamental investment restrictions apply to The Labor Select International Equity Portfolio, The Real Estate Investment Trust Portfolios, The International Fixed Income Portfolio and The High-Yield Bond Portfolio.


        EXCEPT AS NOTED BELOW, EACH OF THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO, THE REAL ESTATE INVESTMENT TRUST PORTFOLIOS AND THE INTERNATIONAL FIXED INCOME PORTFOLIO SHALL NOT:


        1. As to 50% of the respective total assets of The Real Estate Investment Trust Portfolios and The International Fixed Income Portfolio, invest more than 5% of its respective total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities).

        2. Invest in securities of other investment companies, except by purchase in the open market involving only customary brokers' commissions or in connection with a merger, consolidation or other acquisition or as may otherwise be permitted by the 1940 Act.

        3. Invest more than 5% of the value of its respective total assets in securities of companies less than three years old. Such three-year old period shall include the operation of any predecessor company or companies. This restriction shall not apply to The Real Estate Investment Trust Portfolios and their investments in the securities of real estate investment trusts.

        4. Purchase more than 10% of the outstanding voting securities of any issuer, or invest in companies for the purpose of exercising control or management.

        5. Write, purchase or sell options, puts, calls or combinations thereof with respect to securities, except that each of The Real Estate Investment Trust Portfolios may: (a) write covered call options with respect to any or all parts of its portfolio securities; (b) purchase call options to the extent that the premiums paid on all outstanding call options do not exceed 2% of the Portfolio's total assets; (c) write secured put options; and (d) purchase put options, if the Portfolio owns the security covered by the put option at the time of purchase, and provided that premiums paid on all put options outstanding do not exceed 2% of its total assets. Each Portfolio may sell call or put options previously purchased and enter into closing transactions with respect to the activities noted above.

        6. Invest more than 15% of its respective total assets, determined at the time of purchase, in repurchase agreements maturing in more than seven days and other illiquid assets.

        For purposes of investment restriction 6, it is Pooled Trust's policy that "illiquid assets" include securities of foreign issuers which are not listed on a recognized U.S. or foreign exchange and for which no bona fide market exists at the time of purchase.

        The following additional non-fundamental investment restrictions apply to The Emerging Markets Portfolio (except where otherwise noted). The percentage limitations contained in these restrictions and policies apply at the time a Portfolio purchases securities.


        EXCEPT AS NOTED BELOW, THE EMERGING MARKETS PORTFOLIO SHALL NOT:


        1. Invest 25% or more of its total assets in any one industry provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

        2. Make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements), whether or not the purchase was made upon the original issuance of the securities, and except that the Portfolio may loan its assets to qualified broker/dealers or institutional investors.

        3. Engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Portfolio might be deemed to be an underwriter under the Securities Act of 1933. No limit is placed on the proportion of the Portfolio's assets which may be invested in such securities.

        4. Purchase or sell physical commodities or physical commodity contracts, including physical commodity options or futures contracts in a contract market or other futures market.

        5. Purchase or sell real estate; provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

INVESTMENT POLICIES AND RISKS

FOREIGN INVESTMENT INFORMATION (THE INTERNATIONAL EQUITY PORTFOLIO, THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO, THE EMERGING MARKETS PORTFOLIO, THE GLOBAL FIXED INCOME PORTFOLIO, THE INTERNATIONAL FIXED INCOME PORTFOLIO, THE SMALL-CAP VALUE EQUITY PORTFOLIO, THE SMALL-CAP GROWTH EQUITY PORTFOLIO, THE SMALL-CAP GROWTH II EQUITY PORTFOLIO, THE SMID-CAP GROWTH EQUITY PORTFOLIO, THE REAL ESTATE INVESTMENT TRUST PORTFOLIOS, THE ALL-CAP GROWTH EQUITY PORTFOLIO, THE CORE FOCUS FIXED INCOME PORTFOLIO, THE INTERMEDIATE FIXED INCOME PORTFOLIO, THE CORE PLUS FIXED INCOME PORTFOLIO AND THE HIGH-YIELD BOND PORTFOLIO)
        Investors in The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income and The International Fixed Income Portfolios (as well as The Small-Cap Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity Portfolio, The Real Estate Investment Trust, The All-Cap Growth Equity, The Core Focus Fixed Income, The Intermediate Fixed Income, The Core Plus Fixed Income and The High-Yield Bond Portfolios, each of which possesses a limited ability to invest in foreign securities) should recognize that investing in securities issued by foreign corporations and foreign governments involves certain considerations, including those set forth in the related Prospectus, which are not typically associated with investments in United States issuers. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since each Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, these Portfolios will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of each Portfolio, except The High-Yield Bond Portfolio, permit each to enter into forward foreign currency exchange contracts and permit The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity, The Emerging Markets and The International Fixed Income Portfolios to engage in certain options and futures activities, in order to hedge holdings and commitments against changes in the level of future currency rates. See "FOREIGN CURRENCY TRANSACTIONS (THE INTERNATIONAL EQUITY PORTFOLIO, THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO, THE EMERGING MARKETS PORTFOLIO, THE GLOBAL FIXED INCOME PORTFOLIO, THE INTERNATIONAL FIXED INCOME PORTFOLIO, THE SMALL-CAP VALUE EQUITY PORTFOLIO, THE SMALL-CAP GROWTH EQUITY PORTFOLIO, THE SMALL-CAP GROWTH II EQUITY PORTFOLIO, THE SMID-CAP GROWTH EQUITY PORTFOLIO, THE REAL ESTATE INVESTMENT TRUST PORTFOLIOS, THE CORE FOCUS FIXED INCOME PORTFOLIO, THE INTERMEDIATE FIXED INCOME PORTFOLIO, THE CORE PLUS FIXED INCOME PORTFOLIO AND THE ALL-CAP GROWTH EQUITY PORTFOLIO)," below.

        The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income and The International Fixed Income Portfolios (and The Small-Cap Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The Core Focus Fixed Income, The Intermediate Fixed Income, The Core Plus Fixed Income and The High-Yield Bond Portfolios up to 25%, 10%, 10%, 20%, 10%, 10%, 20%, 20%, 20% and 25%,
respectively, of their total assets) will invest in securities of foreign issuers and may hold foreign currency. Each of these Portfolios has the right to purchase securities in any developed, underdeveloped or emerging country. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange control (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations.

        In addition, in many countries, there is substantially less publicly available information about issuers than is available in reports about companies in the United States and this information tends to be of a lesser quality. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. In particular, the assets and profits appearing on the financial statements of a developing or emerging country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with United States generally accepted accounting principles. Also, for an issuer that keeps accounting records in local currency, inflation accounting rules may require for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency or constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

        It is also expected that the expenses for custodial arrangements of The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income, The International Fixed Income, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The Core Focus Fixed Income, The Intermediate Fixed Income, The Core Plus Fixed Income and The High-Yield Bond Portfolios' foreign securities will be somewhat greater than the expenses for the custodial arrangements for U.S. securities of equal value. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising the Portfolio's investments. See "TAXES."

        Further, a Portfolio may encounter difficulty or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates on securities transactions in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, and may be subject to administrative uncertainties. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States, and capital requirements for brokerage firms are generally lower. The foreign securities markets of many of the countries in which a Portfolio may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

        Compared to the United States and other developed countries, emerging countries may have volatile social conditions, relatively unstable governments and political systems, economies based on only a few industries and economic structures that are less diverse and mature, and securities markets that trade a small number of securities, which can result in a low or nonexistent volume of trading. Prices in these securities markets tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging countries. Further, investments and opportunities for investments by foreign investors are subject to a variety of national policies and restrictions in many emerging countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests. Additional restrictions may be imposed at any time by these or other countries in which a Portfolio invests. Also, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in emerging countries, the investment advisors for the Portfolios do not believe that any current repatriation restrictions would affect their decision to invest in such countries. Countries such as those in which a Portfolio may invest, and in which The Emerging Markets Portfolio will primarily invest, have historically experienced and may continue to experience, substantial, and in some periods extremely high rates of inflation for many years, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Other factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

        With respect to investment in debt issues of foreign governments, the ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a government issuer to obtain sufficient foreign exchange to service its external debt.

        As a result of the foregoing, a foreign governmental issuer may default on its obligations. If such a default occurs, a Portfolio may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

        The issuers of the foreign government and government-related high-yield securities, including Brady Bonds, in which The Emerging Markets, The High-Yield Bond, The Global Fixed Income and The International Fixed Income Portfolios expect to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related high yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related high yield securities in which The Emerging Markets, The High-Yield Bond, The Global Fixed Income and The International Fixed Income Portfolios may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

        With respect to forward foreign currency exchange, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain. See "FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS" below.

        A Portfolio may be subject to foreign withholding taxes on income from certain foreign securities. This in turn, could reduce a Fund's distributions paid to shareholders. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include, as relevant, the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract and similar financial instrument if such instrument is not "marked to market." The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department has authority to issue regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a Portfolio which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts the Portfolios may make or enter into will be subject to the special currency rules described above.

        With reference to the Portfolios' investments in foreign government securities, there is the risk that a foreign governmental issuer may default on its obligations. If such a default occurs, a Portfolio may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

        The issuers of foreign government and government-related debt securities have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related high-yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that Brady Bonds and other foreign government and government-related securities will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

        Investments and opportunities for investments by foreign investors in emerging market countries are subject to a variety of national policies and restrictions. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests. Additional restrictions may be imposed at any time by these or other countries in which the Portfolios' invest. Although these restrictions may in the future make it undesirable to invest in emerging countries, a Portfolio's advisor or sub-advisor, as relevant, does not believe that any current registration restrictions would affect its decision to invest in such countries.

        As disclosed in the Prospectuses for The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio, The Core Focus Fixed Income, The Intermediate Fixed Income Portfolio, The Core Plus Fixed Income Portfolio and The International Fixed Income Portfolio, the foreign short-term fixed-income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including the euro. Such securities may include those issued by supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote development or reconstruction. They include: The Work Bank, European Investment Bank, Asian Development Bank, European Economic Community and the Inter-American Development Bank. Such fixed-income securities will be typically rated, at the time of purchase, AA or higher by Standard & Poor's Ratings Group or Aa or higher by Moody's Investor Service, Inc. or of comparable quality as determined by the Portfolio's investment advisor.

FOREIGN CURRENCY TRANSACTIONS (THE INTERNATIONAL EQUITY PORTFOLIO, THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO, THE EMERGING MARKETS PORTFOLIO, THE GLOBAL FIXED INCOME PORTFOLIO, THE INTERNATIONAL FIXED INCOME PORTFOLIO, THE SMALL-CAP VALUE EQUITY PORTFOLIO, THE SMALL-CAP GROWTH EQUITY PORTFOLIO, THE SMALL-CAP GROWTH II EQUITY PORTFOLIO, THE SMID-CAP GROWTH EQUITY PORTFOLIO, THE REAL ESTATE INVESTMENT TRUST PORTFOLIOS, THE ALL-CAP GROWTH EQUITY PORTFOLIO, THE CORE FOCUS FIXED INCOME PORTFOLIO, THE INTERMEDIATE FIXED INCOME PORTFOLIO, THE CORE PLUS FIXED INCOME PORTFOLIO AND THE HIGH-YIELD BOND PORTFOLIO)

        The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income, The International Fixed Income (as well as The Small-Cap Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The Core Focus Fixed Income, The Intermediate Fixed Income, The Core Plus Fixed Income and The High-Yield Bond Portfolios consistent with their limited ability to invest in foreign securities) may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.

        Forward foreign currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A Portfolio will account for forward contracts by marking to market each day at daily exchange rates.

        When a Portfolio enters into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of its assets denominated in such foreign currency, its Custodian Bank will place or will cause to be placed cash or liquid equity or debt securities in a separate account of that Portfolio in an amount not less than the value of that Portfolio's total assets committed to the consummation of such forward contracts. If the additional cash or securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of that Portfolio's commitments with respect to such contracts.

        The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity, The Emerging Markets and The International Fixed Income Portfolios may also enter into transactions involving foreign currency options, futures contracts and options on futures contracts, in order to minimize the currency risk in its investment portfolio.

        Foreign currency options are traded in a manner substantially similar to options on securities. In particular, an option on foreign currency provides the holder with the right to purchase, in the case of a call option, or to sell, in the case of a put option, a stated quantity of a particular currency for a fixed price up to a stated expiration date. The writer of the option undertakes the obligation to deliver, in the case of a call option, or to purchase, in the case of a put option, the quantity of the currency called for in the option, upon exercise of the option by the holder. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of a rate movement adverse to a Portfolio's position, a Portfolio may forfeit the entire amount of the premium plus any related transaction costs. As in the case of other types of options, the writing of an option on a foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.

        A Portfolio will write call options only if they are "covered" and put options only if they are secured. A call written by a Portfolio will be considered covered if a Portfolio owns short-term debt securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. A put option written by a Portfolio will be considered secured if, so long as a Portfolio is obligated as the writer of the put, it segregates with its Custodian Bank cash or liquid high grade debt securities equal at all times to the aggregate exercise price of the put.

        As in the case of other types of options, the holder of an option on foreign currency is required to pay a one-time, non-refundable premium, which represents the cost of purchasing the option. The holder can lose the entire amount of this premium, as well as related transaction costs, but not more than this amount. The writer of the option, in contrast, generally is required to make initial and variation margin payments, similar to margin deposits required in the trading of futures contacts and the writing of other types of options. The writer is therefore subject to risk of loss beyond the amount originally invested and above the value of the option at the time it is entered into.

        Certain options on foreign currencies, like forward contracts, are traded over-the-counter through financial institutions acting as market-makers in such options and the underlying currencies. Such transactions therefore involve risks not generally associated with exchange-traded instruments. Options on foreign currencies may also be traded on national securities exchanges regulated by the Commission or commodities exchanges regulated by the Commodity Futures Trading Commission.

        A foreign currency futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a foreign currency. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of foreign currency futures contracts, the currency underlying the contract is delivered by the seller and paid for by the purchaser, or on which, in the case of certain futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transactions. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

        The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin" as a good faith deposit. Subsequent payments to and from the broker referred to as "variation margin" are made on a daily basis as the value of the currency underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."

        A futures contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearinghouse guarantees the performance of each party to a futures contract by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

        A call option on a futures contract provides the holder with the right to purchase, or enter into a "long" position in, the underlying futures contract. A put option on a futures contract provides the holder with the right to sell, or enter into a "short" position, in the underlying futures contract. In both cases, the option provides for a fixed exercise price up to a stated expiration date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option and the writer delivers to the holder the accumulated balance in the writer's margin account which represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. In the event that an option written by the Portfolio is exercised, the Portfolio will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

        A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

        An option becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearinghouse assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the timing of such exercise.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
        The foreign investments made by The International Equity, The Labor Select International Equity, The Real Estate Investment Trust, The Global Fixed Income, The International Fixed Income, The Emerging Markets, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth

Equity, The All-Cap Growth Equity, The Core Focus Fixed Income, The Intermediate Fixed Income, The Core Plus Fixed Income and The High-Yield Bond Portfolios present currency considerations which pose special risks, as described in the Prospectus.

        Although these Portfolios value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Portfolio transactions and to minimize currency value fluctuations. A Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A Portfolio will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

        A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract.

        A Portfolio may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, a Portfolio will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

        For example, when the investment advisor believes that the currency of a particular foreign country may suffer a significant decline against the U.S. dollar or against another currency, a Portfolio may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. A Portfolio will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency.

        The Portfolios may enter into forward contracts to hedge the currency risk associated with the purchase of individual securities denominated in particular currencies. In the alternative, the Portfolios may also engage in currency "cross hedging" when, in the opinion of the investment advisors, as appropriate, the historical relationship among foreign currencies suggests that the Portfolios may achieve the same protection for a foreign security at reduced cost and/or administrative burden through the use of a forward contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated.

        At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Portfolio may realize gain or loss from currency transactions.

        With respect to forward foreign currency contracts, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain.

        It is impossible to forecast the market value of Portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of a Portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

BRADY BONDS (THE GLOBAL FIXED INCOME PORTFOLIO, THE INTERNATIONAL FIXED INCOME PORTFOLIO AND THE EMERGING MARKETS PORTFOLIO)
        The Global Fixed Income, The International Fixed Income and The Emerging Markets Portfolios may invest, within the limits specified in the related Prospectus, in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by then U.S. Treasury Secretary Nicholas
F. Brady in 1989, as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (Brady Bonds). The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's ability to service its external obligations and promote its economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The investment advisor to the Portfolios believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds a viable opportunity for investment.

        Investors should recognize that Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors.

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

OPTIONS ON SECURITIES, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS (THE MID-CAP GROWTH EQUITY PORTFOLIO, THE REAL ESTATE INVESTMENT TRUST PORTFOLIOS, THE CORE PLUS FIXED INCOME PORTFOLIO, THE INTERMEDIATE FIXED INCOME PORTFOLIO, THE EMERGING MARKETS PORTFOLIO, THE SMALL-CAP GROWTH EQUITY PORTFOLIO, THE SMALL-CAP GROWTH II EQUITY PORTFOLIO, THE SMID-CAP GROWTH EQUITY PORTFOLIO, THE SMALL-CAP VALUE EQUITY PORTFOLIO AND THE ALL-CAP GROWTH EQUITY PORTFOLIO)
        In order to remain fully invested, and to reduce transaction costs, The Mid-Cap Growth Equity, The Real Estate Investment Trust, The Core Plus Fixed Income, The Core Focus Fixed Income, The Intermediate Fixed Income, The Emerging Markets, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity, The Small-Cap Value Equity and The All-Cap Growth Equity Portfolios may, to the limited extent identified in the related Prospectus, use futures contracts, options on futures contracts and options on securities and may enter into closing transactions with respect to such activities. The Portfolios may only enter into these transactions for hedging purposes, if it is consistent with the Portfolios' investment objectives and policies. The Portfolios will not engage in such transactions to the extent that obligations resulting from these activities in the aggregate exceed 25% of the Portfolios' assets, or 20% of The Real Estate Investment Trust Portfolios' total assets.

OPTIONS
        The Mid-Cap Growth Equity, The Real Estate Investment Trust, The Core Plus Fixed Income, The Core Focus Fixed Income, The Intermediate Fixed Income, The Emerging Markets, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity, The Small-Cap Value Equity and The All-Cap Growth Equity Portfolios may purchase call options, write call options on a covered basis, purchase put options and write put options. Writing put options will require the Portfolio to segregate assets sufficient to cover the put while the option is outstanding.

        The Portfolios may invest in options that are either exchange-listed or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on the Portfolios' ability to effectively hedge their securities. The Mid-Cap Growth Equity Portfolio will not invest more than 10% of its assets in illiquid securities, and The Real Estate Investment Trust, The Core Plus Fixed Income, The Core Focus Fixed Income, The Intermediate Fixed Income, The Emerging Markets, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Small-Cap Value Equity, The Smid-Cap Growth Equity and The All-Cap Growth Equity Portfolios will not invest more than 15% of their respective assets in illiquid securities.

        A. COVERED CALL WRITING-- The Portfolios may write covered call options from time to time on such portion of their securities as the investment advisor determines is appropriate given the limited circumstances under which the Portfolios intend to engage in this activity. A call option gives the purchaser of such option the right to buy and the writer (in this case a Portfolio) the obligation to sell the underlying security at the exercise price during the option period. The advantage is that the writer receives a premium income and the purchaser may hedge against an increase in the price of the securities it ultimately wishes to buy. If the security rises in value, however, the Portfolio may not fully participate in the market appreciation.

        During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

        With respect to options on actual portfolio securities owned by the Portfolios, a Portfolio may enter into closing purchase transactions. A closing purchase transaction is one in which the Portfolio, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

        Consistent with the limited purposes for which the Portfolios intend to engage in the writing of covered calls, closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the

Portfolios to write another call option on the underlying security with either a different exercise price or expiration date or both.

        The Portfolios may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

        If a call option expires unexercised, a Portfolio will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Portfolio will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

        The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

        The Portfolios will write call options only on a covered basis, which means that the Portfolios will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Portfolios would be required to continue to hold a security which they might otherwise wish to sell, or deliver a security they would want to hold. Options written by the Portfolios will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

        B. PURCHASING CALL OPTIONS-- The Portfolios may purchase call options to the extent that premiums paid by the Portfolios do not aggregate more than 2% of their respective total assets. When a Portfolio purchases a call option, in return for a premium paid by the Portfolio to the writer of the option, the Portfolio obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Portfolios may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

        The Portfolios may, following the purchase of a call option, liquidate their positions by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Portfolios will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Portfolios will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

        Although the Portfolios will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Portfolios would have to exercise their options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Portfolio may expire without any value to the Portfolio.

        C. PURCHASING PUT OPTIONS --The Portfolios may purchase put options to the extent premiums paid by the Portfolios do not aggregate more than 2% of their respective total assets. The Mid-Cap Growth Equity, The Real

Estate Investment Trust and The Core Plus Fixed Income Portfolios will, at all times during which they hold a put option, own the security covered by such option.

        A put option purchased by the Portfolios gives them the right to sell one of their securities for an agreed price up to an agreed date. Consistent with the limited purposes for which the Portfolios intend to purchase put options, the Portfolios intend to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow a Portfolio to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Portfolio will lose the value of the premium paid. The Portfolio may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

        The Portfolios may sell a put option purchased on individual portfolio securities. Additionally, the Portfolios may enter into closing sale transactions. A closing sale transaction is one in which a Portfolio, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

        D. WRITING PUT OPTIONS --A put option written by a Portfolio obligates it to buy the security underlying the option at the exercise price during the option period and the purchaser of the option has the right to sell the security to the Portfolio. During the option period, the Portfolio, as writer of the put option, may be assigned an exercise notice by the broker/dealer through whom the option was sold requiring the Portfolio to make payment of the exercise price against delivery of the underlying security. The obligation terminates upon expiration of the put option or at such earlier time at which the writer effects a closing purchase transaction. A Portfolio may write put options only if the Portfolio will maintain in a segregated account with its Custodian Bank, cash, U.S. government securities or other assets in an amount not less than the exercise price of the option at all times during the option period. The amount of cash, U.S. government securities or other assets held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Portfolios. Consistent with the limited purposes for which the Portfolios intend to engage in the writing of put options, such put options will generally be written in circumstances where the investment advisor wishes to purchase the underlying security for the Portfolios at a price lower than the current market price of the security. In such event, a Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

        Following the writing of a put option, the Portfolios may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Portfolios may not, however, effect such a closing transaction after they have been notified of the exercise of the option.

OPTIONS ON STOCK INDICES
        The Emerging Markets, The Core Plus Fixed Income, The Core Focus Fixed Income, The Intermediate Fixed Income, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity and The All-Cap Growth Equity Portfolios may acquire options on stock indices. A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

        Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received to make delivery of this amount. Gain or loss to a Portfolio on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, a Portfolio may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange or it may let the option expire unexercised.

        A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on domestic exchanges such as: The Chicago Board Options Exchange, the New York Stock Exchange and American Stock Exchange as well as on foreign exchanges.

        A Portfolio's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which the price moves in the Portfolio's securities. Since a Portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, a Portfolio bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities which would result in a loss on both such securities and the hedging instrument.

        Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on a Portfolio's ability effectively to hedge its securities. A Portfolio will enter into an option position only if there appears to be a liquid secondary market for such options.

        A Portfolio will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained and to take advantage of the liquidity available in the option markets.

FUTURES AND OPTIONS ON FUTURES
        Consistent with the limited circumstances under which The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity, The Real Estate Investment Trust, The Emerging Markets, The All-Cap Growth Equity, The Intermediate Fixed Income, The Core Focus Fixed Income and The Core Plus Fixed Income Portfolios will use futures, the Portfolios may enter into contracts for the purchase or sale for future delivery of securities. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into an offsetting transaction. When a Portfolio enters into a futures transaction, it must deliver to the futures commission merchant selected by the Portfolio an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in an account at the Portfolio's Custodian Bank. Thereafter, a "variation margin" may be paid by the Portfolio to, or drawn by the Portfolio from, such account in accordance with controls set for such account, depending upon changes in the price of the underlying securities subject to the futures contract.

        Consistent with the limited purposes for which the Portfolios may engage in these transactions, a Portfolio may enter into such futures contracts to protect against the adverse effects of fluctuations in interest rates without actually buying or selling the securities. For example, if interest rates are expected to increase, a Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Because the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market.

        With respect to options on futures contracts, when a Portfolio is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

        The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase.

        If a put or call option that a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities. For example, consistent with the limited purposes for which the Portfolios will engage in these activities, a Portfolio will purchase a put option on a futures contract to hedge the Portfolio's securities against the risk of rising interest rates.

        To the extent that interest rates move in an unexpected direction, the Portfolios may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if a Portfolio is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if the Portfolio had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Portfolios may be required to sell securities at a time when it may be disadvantageous to do so.

        Further, with respect to options on futures contracts, the Portfolios may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
        In order to remain fully invested, to facilitate investments in portfolio securities and to reduce transaction costs, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity, The Real Estate Investment Trust, The Emerging Markets, The All-Cap Growth Equity, The Intermediate Fixed Income, The Core Focus Fixed Income and The Core Plus Fixed Income Portfolios may, to a limited extent, enter into futures contracts, purchase or sell options on futures contracts and engage in certain transactions in options on securities, and may enter into closing transactions with respect to such activities. The Portfolios will only enter into these transactions for hedging purposes if it is consistent with the Portfolios' investment objectives and policies and the Portfolios will not engage in such transactions to the extent that obligations relating to futures contracts, options on futures contracts and options on securities, in the aggregate, exceed 25% of the Portfolios' assets.

        Additionally, The International Fixed Income, and The Emerging Markets Portfolios may enter into futures contracts, purchase or sell options on futures contracts, and trade in options on foreign currencies, and may enter into closing transactions with respect to such activities to hedge or "cross hedge" the currency risks associated with its investments.

        The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity, The Real Estate Investment Trust, The Emerging Markets, The All-Cap Growth Equity, The Intermediate Fixed Income, The Core Focus Fixed Income and The Core Plus Fixed Income Portfolios may enter into contracts for the purchase or sale for future delivery of securities. A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which the securities underlying the contracts are delivered, or in the case of securities index futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and the seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

        The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin" as a good faith deposit. This amount is generally maintained in a segregated account at the custodian bank. Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."

        Foreign currency futures contracts operate similarly to futures contracts concerning securities. When The International Fixed Income, The Emerging Markets Portfolio sells a futures contract on a foreign currency, it is obligated to deliver that foreign currency at a specified future date. Similarly, a purchase by the Portfolio gives it a contractual right to receive a foreign currency. This enables the Portfolio to "lock in" exchange rates. The Portfolios may also purchase and write options to buy or sell futures contracts in which the Portfolio's may invest and enter into related closing transactions. Options on futures are similar to options except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. The Portfolios will not enter into futures contracts and options thereon to the extent that more than 5% of a Portfolio's assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such futures contracts and options thereon would not exceed 20% of the Portfolio's total assets. In the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limit.

        To the extent that interest or exchange rates move in an unexpected direction, the Portfolio may not achieve the anticipated benefits of investing in futures contracts and options thereon, or may realize a loss. To the extent that a Portfolio purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, the possible lack of a secondary market would prevent the Portfolio from closing out its positions relating to futures.

SWAPS, CAPS, FLOORS AND COLLARS (THE INTERMEDIATE FIXED INCOME AND THE CORE PLUS FIXED INCOME PORTFOLIOS)
        The Intermediate Fixed Income, The Core Focus Fixed Income and The Core Plus Fixed Income Portfolios may enter into interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Portfolios expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Portfolios anticipate purchasing at a later date. The Portfolios intend to use these transactions as hedges and not speculative investments and will not sell interest rate caps or floors where they do not own securities or other instruments providing the income stream the Portfolios may each be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a nominal amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

        A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the investment manager and the Portfolios believe such obligations do not constitute senior securities under the Investment Company Act of 1940 (the "1940 Act") and, accordingly, will not treat them as being subject to their borrowing restrictions. No Portfolio will enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moodys or is determined to be of equivalent credit quality by the Manager. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agent utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

ASSET-BACKED SECURITIES (THE INTERMEDIATE FIXED INCOME PORTFOLIO, THE CORE FOCUS FIXED INCOME PORTFOLIO AND THE CORE PLUS FIXED INCOME PORTFOLIO)
        The Intermediate Fixed Income, The Core Focus Fixed Income and The Core Plus Fixed Income Portfolios may each invest a portion of their assets in asset-backed securities. All such securities must be rated in one of the four highest rating categories by a reputable credit rating agency (e.g., BBB by S&P or Baa by Moody's). Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide the Portfolio to pay the debt service on the debt obligations issued.

        The rate of principal payment on asset, The Core Plus Fixed Income principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities. Due to the shorter maturity of the collateral backing such securities, there tends to be less of a risk of substantial prepayment than with mortgage-backed securities but the risk of such a prepayment does exist. Such asset-backed securities do however, involve certain risks not associated with mortgage-backed securities, including the risk that security interest cannot be adequately or in many case, ever, established and other risks which may be peculiar classes of collateral. For example, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

        Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolios will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

        Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

HIGH-YIELD, HIGH RISK SECURITIES
        The International Fixed Income, The Global Fixed Income, The Core Plus Fixed Income and The All-Cap Growth Equity Portfolios may invest up to 5%, 5%, 30%, 30% and 5%, respectively, of its assets in high risk, high-yield fixed-income securities of foreign governments, including, within specified limitations, so-called Brady Bonds. The Emerging Markets Portfolio may invest up to 35% of its net assets in fixed-income securities issued by emerging country companies, and foreign governments, their agencies and instrumentalities or political sub-divisions, all of which may be high-yield, high risk securities, including Brady Bonds.

        The High-Yield Bond Portfolio invests primarily in securities rated B-or higher by S&P or B3 or higher by Moody's or, if unrated, judged to be of comparable quality by the investment advisor. See "APPENDIX A--RATINGS" to this SAI for more rating information.

        High yield, high risk bonds are considered to be of poor standing and predominantly speculative and entail certain risks, including the risk of loss of principal, which may be greater than the risks involved with investing in investment grade securities. Such securities are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the high-yield securities. Such securities are subject to a substantial degree of credit risk. In the past, the high-yields from these bonds have compensated for their higher default rates. There can be no assurance, however, that yields will continue to offset default rates on these bonds in the future. The High-Yield Bond Portfolio's investment advisor intends to maintain an adequately diversified portfolio of these bonds. Investments in high yield bonds by other Portfolios is limited as discussed herein and in the Prospectus. While diversification and limiting the percentage of the Portfolio that can be invested in such bonds can help to reduce the effect of an individual default on the Portfolios, there can be no assurance that diversification or limitation will protect the Portfolios from widespread bond defaults brought about by a sustained economic downturn.

        Medium and low-grade bonds held by the Portfolios may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, these bonds are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.

        The economy and interest rates may affect these high-yield, high risk securities differently from other securities. Prices have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher rated securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, however, affect the respective Portfolios' net asset values per share.

        Although the market for high-yield bonds has been in existence for many years, including periods of economic downturns, the high-yield market grew rapidly during the long economic expansion which took place in the United States during the 1980s. During the economic expansion, the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings increased dramatically. As a result, the high-yield market grew substantially during the economic expansion. Although experts disagree on the impact recessionary periods have had and will have on the high-yield market, some analysts believe a protracted economic downturn would severely disrupt the market for high yield bonds, adversely affect the value of outstanding bonds, adversely affect the liquidity of such bonds, and/or adversely affect the ability of high-yield issuers to repay principal and interest. Those analysts cite volatility experienced in the high-yield market in the past as evidence for their position. It is likely that protracted periods of economic uncertainty would result in increased volatility in the market prices of high-yield bonds, an increase in the number of high-yield bond defaults and corresponding volatility in the Portfolio's net asset value.

        In addition, if, as a result of volatility in the high-yield market or other factors, the Portfolio experiences substantial net redemptions of the Portfolio's shares for a sustained period of time, the Portfolio may be required to sell securities without regard to the investment merits of the securities to be sold. If the Portfolio sells a substantial number of securities to generate proceeds for redemptions, the asset base of the Portfolio will decrease and the Portfolio's expense ratios may increase.

        Furthermore, the secondary market for high-yield securities is currently dominated by institutional investors, including mutual funds and certain financial institutions. There is generally no established retail secondary market for high-yield securities. As a result, the secondary market for high-yield securities is more limited and less liquid than other secondary securities markets. The high-yield secondary market is particularly susceptible to liquidity problems when the institutions which dominate it temporarily cease buying bonds for regulatory, financial or other reasons, such as the savings and loan crisis. A less liquid secondary market may have an adverse effect on the Portfolio's ability to dispose of particular issues, when necessary, to meet the Portfolio's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In addition, a less liquid secondary market makes it more difficult for the Portfolio to obtain precise valuations of the high-yield securities in its portfolio. During periods involving such liquidity problems, judgment plays a greater role in valuing high-yield securities than is normally the case. The secondary market for high-yield securities is also generally considered to be more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets. The Portfolio's privately placed high-yield securities are particularly susceptible to the liquidity and valuation risks outlined above.

        Finally, there are a variety of legislative actions which have been taken or which are considered from time to time by the United States Congress which could adversely affect the market for high-yield bonds. For example, Congressional legislation limited the deductibility of interest paid on certain high-yield bonds used to finance corporate acquisitions. Also, Congressional legislation has, with some exceptions, generally prohibited federally-insured savings and loan institutions from investing in high-yield securities. Regulatory actions have also affected the high-yield market. For example, many insurance companies have restricted or eliminated their purchase of high-yield bonds as a result of, among other factors, actions taken by the National Association of Insurance Commissioners. If similar legislative and regulatory actions are taken in the future, they could result in further tightening of the secondary market for high-yield issues, could reduce the number of new high-yield securities being issued and could make it more difficult for the Portfolio to attain its investment objective.

CONVERTIBLE DEBT AND NON-TRADITIONAL EQUITY SECURITIES
        A portion of The Small-Cap Value Equity, The High-Yield Bond, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity, The International Equity and The All-Cap Growth Equity Portfolios' assets may be invested in convertible debt securities of issuers in any industry, and The Real Estate Investment Trust Portfolios' assets may be invested in convertible securities of issuers in the real estate industry. A convertible security is a security which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible debt securities are senior to common stocks in a corporation's capital structure, although convertible securities are usually subordinated to similar nonconvertible securities. Convertible debt securities provide a fixed-income stream and the opportunity, through a conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. Just as with debt securities, convertible securities tend to increase in market value when interest rates decline and tend to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. The All-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio and The Smid-Cap Growth Equity Portfolio may invest in convertible securities without reference to such securities' investment grade rating because it invests in such securities primarily for their equity characteristics.

        The Small-Cap Value Equity, The Real Estate Investment Trust, The High-Yield Bond, The Emerging Markets and The All-Cap Growth Equity Portfolios may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor, such as a Portfolio, with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

        The Small-Cap Value Equity, The Real Estate Investment Trust, The High-Yield Bond, The Emerging Markets and The All-Cap Growth Equity Portfolios may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

REITS
        The Real Estate Investment Trust Portfolios' and The Small-Cap Value Equity Portfolio's investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

        REITs (especially mortgage REITs) are also subject to interest rate risks - when interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

        REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.

DEPOSITARY RECEIPTS
        The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity, The Large-Cap Value Equity, The International Equity, The Labor Select International Equity, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The All-Cap Growth Equity, The Real Estate Investment Trust, The Global Fixed Income, The International Fixed Income and The Emerging Markets Portfolios may invest in sponsored and unsponsored ADRs. Such ADRs that The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity, The Large-Cap Value Equity, The Mid-Cap Growth Equity Portfolio, The Small-Cap Value Equity and The Real Estate Investment Trust Portfolios may invest in will be those that are actively traded in the United States.

        In conjunction with their investment in foreign securities, The All-Cap Growth Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income and The International Fixed Income Portfolios may also invest in sponsored and unsponsored European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). In addition, The Small-Cap Growth Equity, The Small-Cap Growth II Equity and The Smid-Cap Growth Equity Portfolios may invest in sponsored and unsponsored GDRs subject to their 10% limit on investments in foreign securities.

        ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are receipts issued by non-U.S. Banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign or U.S. securities. "Sponsored" ADRs, EDRs or GDRs are issued jointly by the issuer of the underlying security and a Depositary, and "unsponsored" ADRs, EDRs or GDRs are issued without the participation of the issuer of the deposited security. Holders of unsponsored ADRs, EDRs or GDRs generally bear all the costs of such facilities and the Depositary of an unsponsored ADR, EDR or GDR facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR, EDR or GDR. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to a Portfolio's limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

REPURCHASE AGREEMENTS
        While each Portfolio is permitted to do so, it normally does not invest in repurchase agreements, except to invest cash balances or for temporary defensive purposes.

        The funds in the Delaware Investments family, including Pooled Trust, have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow such funds jointly to invest cash balances. Each Portfolio may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described below.

        A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to a Portfolio, if any, would be the difference between the repurchase price and the market value of the security. If bankruptcy proceedings are commenced with respect to the seller a Portfolio's realization upon the collateral may be delayed or limited. Each Portfolio will limit its investment's in repurchase agreements to those which its respective investment advisor, under the guidelines of the Board of Trustees, as applicable, determines to present minimal credit risks and which are of high quality. In addition, a Portfolio must have collateral of at least 102% of the repurchase price, including the portion representing the Portfolio's yield under such agreements which is monitored on a daily basis. The term of these agreements is usually from overnight to one week and never exceeds one year. The Large-Cap Value Equity, The Mid-Cap Growth Equity, The International Equity, The Intermediate Fixed Income and The Global Fixed Income Portfolios may invest no more than 10% of net assets in repurchase agreements having a maturity in excess of seven days. The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Small-Cap Value Equity, The Smid-Cap Growth Equity, The Real Estate Investment Trust, The Labor Select International Equity, The Emerging Markets, The All-Cap Growth Equity, The Core Focus Fixed Income, The High-Yield Bond and The International Fixed Income Portfolios may invest no more than 15% of net assets in repurchase agreements having a maturity in excess of seven days.

PORTFOLIO LOAN TRANSACTIONS
        Each Portfolio may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

        It is the understanding of Pooled Trust that the staff of the Commission permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to Pooled Trust from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Portfolio; 3) a Portfolio must be able to terminate the loan after notice, at any time; 4) a Portfolio must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) a Portfolio may pay reasonable custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower; however, if the Board of Trustees of Pooled Trust knows that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the trustees to vote the proxy.

        The major risk to which a Portfolio would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, a Portfolio will only enter into loan arrangements after a review of all pertinent facts by the respective investment advisor, under the supervision of the Board of Trustees as applicable, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the respective investment advisor.

RESTRICTED AND RULE 144A SECURITIES
        Each Portfolio may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933. Rule 144A Securities are traded among qualified institutional investors. While maintaining oversight, the Board of Trustees, as applicable, has delegated to the respective investment advisor the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of each Portfolio's limitation (whether 15% or 10% of net assets) on investments in illiquid assets. The Boards have instructed the respective investment advisor to consider the

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following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of other potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

        Investing in Rule 144A Securities could have the effect of increasing the level of a Portfolio's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a Rule 144A Security, however, the Board of Trustees, as applicable, and the respective investment advisor will continue to monitor the liquidity of that security to ensure that a Portfolio has no more than 10% or 15%, as appropriate, of its net assets in illiquid securities. If an investment advisor determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Portfolio's holdings of illiquid securities exceed the Portfolio's 10% or 15% limit, as applicable, on investment in such securities, the investment advisor will determine what action shall be taken to ensure that the Portfolio continues to adhere to such limitation.

        Each Portfolio may purchase privately-placed securities whose resale is restricted under applicable securities laws. Such restricted securities generally offer a higher return potential than comparable registered securities but involve some additional risk since they can be resold only in privately-negotiated transactions or after registration under applicable securities laws. The registration process may involve delays which would result in the Portfolio obtaining a less favorable price on a resale.

U.S. GOVERNMENT SECURITIES
        The U.S. government securities in which the various Portfolios may invest for temporary purposes and otherwise (see "INVESTMENT RESTRICTIONS" and the Prospectus of the Portfolios for additional information), include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government.

        U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.

        Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

        An instrumentality of a U.S. government agency is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Immediate Credit Banks and the Federal National Mortgage Association.

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

MORTGAGE-BACKED SECURITIES
        The Real Estate Investment Trust, The Core Focus Fixed Income, The Core Plus Fixed Income, The Intermediate Fixed Income and The Global Fixed Income Portfolios may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or by government sponsored corporations. Those securities include, but are not limited to, GNMA certificates. Such securities differ from other fixed-income securities in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. When prevailing interest rates rise, the value of a GNMA security may decrease as do other debt securities. When prevailing interest rates decline, however, the value of GNMA securities may not rise on a comparable basis with other debt securities because of the prepayment feature of GNMA securities. Additionally, if a GNMA certificate is purchased at a premium above its principal value because its fixed rate of interest exceeds the prevailing level of yields, the decline in price to par may result in a loss of the premium in the event of prepayment. Funds received from prepayments may be reinvested at the prevailing interest rates which may be lower than the rate of interest that had previously been earned.

        The Portfolios also may invest in collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. To the extent any privately-issued CMOs or REMICs in which the Portfolios may invest are considered by the Commission to be investment companies, the Portfolios will limit their investments in such securities in a manner consistent with the provisions of the 1940 Act.

        The mortgages backing these securities include conventional 30-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. These mortgages may be supported by various types of insurance, may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantees do not extend to the mortgage-backed securities' value, which is likely to vary inversely with fluctuations in interest rates. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Portfolio may reinvest the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

        Certain CMOs and REMICs may have variable or floating interest rates and others may be stripped. Stripped mortgage securities have greater market volatility than other types of mortgage securities in which the Portfolios may invest.

        Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "interest-only" class), while the other class will receive all of the principal (the "principal-only" class). The yield to maturity on an interest-only class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

        Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet been fully developed and, accordingly, these securities are generally illiquid and to such extent, together with any other illiquid investments, will not exceed 10% or 15%, as applicable, of a Portfolio's net assets.

        CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Each of the Portfolios may invest in such private-backed securities but, the Portfolios, other than The Intermediate Fixed Income Portfolio, will do so (i) only if the securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) currently, only if they are rated at the time of purchase in the two highest grades by a nationally-recognized statistical rating agency.

        The Intermediate Fixed Income, The Core Focus Fixed Income and The Core Plus Fixed Income Portfolios each may invest up to 20% of its total assets in CMOs and REMICs issued by private entities which are not collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, so-called non-agency mortgage-backed securities. Investments in these securities may be made only if the securities (i) are rated at the time of purchase in the four top rating categories by a nationally-recognized statistical rating organization (e.g., BBB or better by S&P or Baa or better by Moody's) and (ii) represent interests in whole-loan mortgages, multi-family mortgages, commercial mortgages and other mortgage collateral supported by a first mortgage lien on real estate. Non-agency mortgage-backed securities are subject to the interest rate and prepayment risks, described above, to which other CMOs and REMICs issued by private issuers are subject. Non-agency mortgage-backed securities may also be subject to a greater risk of loss of interest and principal because they are not collateralized by securities issued or guaranteed by the U.S. government. In addition, timely information concerning the loans underlying these securities may not be as readily available and the market for these securities may be less liquid than other CMOs and REMICs.

SHORT-TERM INVESTMENTS
        The short-term investments in which The Large-Cap Value Equity, The Mid-Cap Growth Equity, The International Equity, The Core Plus Fixed Income, The Labor Select International Equity, The Real Estate Investment Trust, The Global Fixed Income, The International Fixed Income, The High-Yield Bond, The Emerging Markets, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity and The All-Cap Growth Equity Portfolios may invest include:

        (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a U.S. commercial bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the net assets of a Portfolio, in the case of The Large-Cap Value Equity, The Mid-Cap Growth Equity, The International Equity, The Global Fixed Income and The International Fixed Income Portfolios, and 15% of the net assets of a Portfolio, in the case of The Small-Cap Value Equity, The Core Plus Fixed Income, The Core Focus Fixed Income, The Labor Select International Equity, The Real Estate Investment Trust, The Emerging Markets, The High-Yield Bond, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity and The All-Cap Growth Equity Portfolios. Certificates of deposit are negotiable short-term obligations issued by commercial banks against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

        A Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion or, in the case of a bank which does not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) it is a member of the Federal Deposit Insurance Corporation, and (iii) the bank or its securities have received the highest quality rating by a nationally-recognized statistical rating organization;

        (2) Commercial paper with the highest quality rating by a nationally-recognized statistical rating organization (e.g., A-1 by S&P or Prime-1 by Moody's) or, if not so rated, of comparable quality as determined by a Portfolio's investment advisor;

        (3) Short-term corporate obligations with the highest quality rating by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's) or, if not so rated, of comparable quality as determined by a Portfolio's investment advisor;

        (4)     U.S. government securities (see "U.S. Government Securities");
and

        (5)     Repurchase agreements collateralized by securities listed above.

        (6) And in the case of The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income and The International Fixed Income Portfolios, bank deposits held by or at the Portfolio's Custodian Bank or one of its sub-custodians.

INVESTMENT COMPANY SECURITIES
        Any investments that the Portfolios make in either closed-end or open-end investment companies will be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act's current limitations, the Portfolios may not (1) own more than 3% of the voting stock of another investment company; and (2) invest more than 5% of the Portfolio's total assets in the shares of any one investment company; nor, (3) invest more than 10% of the Portfolio's total assets in shares of other investment companies. These percentage limitations also apply to the Portfolio's investments in unregistered investment companies.

ZERO COUPON AND PAY-IN-KIND BONDS
        Zero coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or pay value. PIK bonds pay interest through the issuance to holders of additional securities. Zero coupon bonds and PIK bonds are generally considered to be more interest-sensitive than income bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to the Portfolios authorized to invest in them. Investments in zero coupon or PIK bonds would require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, the Portfolio may be required to sell securities in its portfolio that it otherwise might have continued to hold or to borrow. These rules could affect the amount, timing and tax character of income distributed to you by the Portfolio.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
        Each Portfolio may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. A Portfolio will maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. The payment obligation and the interest rates that will be received are each fixed at the time the Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

WARRANTS
        The International Equity, The Labor Select International Equity, The Emerging Markets and The All-Cap Growth Equity Portfolios may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risk that the Portfolio could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

CONCENTRATION
        In applying a Portfolio's policies on concentration: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.

ACCOUNTING AND TAX ISSUES
        When The Mid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolios, The Emerging Markets Portfolio, The All-Cap Growth Equity Portfolio, The Core Focus Fixed Income Portfolio, The Core Plus Fixed Income Portfolio, The Small-Cap Value Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio or The Smid-Cap Growth Equity Portfolio writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the section of the Portfolio's assets and liabilities as an asset and as an equivalent liability.

        In writing a call, the amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and ask prices. If an option which a Portfolio has written expires on its stipulated expiration date, the Portfolio recognizes a short-term capital gain. If a Portfolio enters into a closing purchase transaction with respect to an option which the Portfolio has written, the Portfolio realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Portfolio has written is exercised, the Portfolio realizes a capital gain or loss from the sale of the underlying security on foreign currency and the proceeds from such sale are increased by the premium originally received.

        The premium paid by a Portfolio for the purchase of a put option is reported in the section of the Portfolio's assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and ask prices. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If the Portfolio exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

OPTIONS ON CERTAIN STOCK INDICES
        Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by a Portfolio at the end of each fiscal year on a broad-based stock index will be required to be "marked to market" for federal income tax purposes. Generally, 60% of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

OTHER TAX REQUIREMENTS
        Each Portfolio has qualified or intends to qualify, and each that has qualified intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the

"Code"). As a regulated investment company, a Portfolio generally pays no Federal income tax on the income and gains it distributes.

        The Trustees reserve the right not to maintain the qualification of a Portfolio as a regulated investment company if they determine such course of action to be beneficial to shareholders. In such case, the Portfolio would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

        In order to qualify as a regulated investment company for federal income tax purposes, each Portfolio must meet certain specific requirements, including:

        (i) Each Portfolio must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of a Portfolio's total assets, and, with respect to 50% of a Portfolio's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of a Portfolio's total assets or 10% of the outstanding voting securities of the issuer. For purposes of the tax diversification test under Subchapter M of the Internal Revenue Code, repurchase agreements constitute securities and are not considered to be cash or cash items;

        (ii) Each Portfolio must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stocks, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

        (iii) Each Portfolio must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years.


        The Code requires each Portfolio to distribute at least 98% of its taxable ordinary income earned during the calendar year, 98% of its net capital gain earned during the 12 month period ending October 31 and 100% of any undistributed amounts in the prior year, by December 31 of each year in order to avoid federal excise tax. However, the Federal excise tax will not apply to a Portfolio in a given calendar year, if all of its shareholders at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products. If for any year a Portfolio did not meet this exception, then the Portfolio intends to, as a matter of policy, declare and pay sufficient dividends in December or January (which are treated as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.


        When a Portfolio holds an option or contract which substantially diminishes the risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses.


        Under a rule relating to "Constructive Sale Transactions", a Portfolio must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. A Portfolio generally will be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract with respect to same or substantially identical property; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.


INVESTMENT IN FOREIGN CURRENCIES AND FOREIGN SECURITIES
        Certain of the Portfolios are authorized to invest certain limited amounts in foreign securities. Such investments, if made, will have the following additional tax consequences to each Portfolio:

        Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Portfolio accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time a Portfolio actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, or forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Portfolio's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by a Portfolio.

        If a Portfolio's Section 988 losses exceed a Portfolio's other net investment company taxable income during a taxable year, a Portfolio generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Portfolio shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Portfolio shares will be treated as capital gain to you.

        A Portfolio may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Portfolio's income dividends paid to you.

        Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Portfolio. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains, when distributed, are taxable to you as ordinary income, and any losses reduce a Portfolio's ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Portfolio's ordinary income distributions to you, and may cause some or all of the Portfolio's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

        INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANY SECURITIES--The Portfolios may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Portfolio receives an "excess distribution" with respect to PFIC stock, the Portfolio itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the Portfolio to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Portfolio held the PFIC shares. A Portfolio itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Portfolio taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the Portfolio. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distributions might have been classified as capital gain. This may have the effect of increasing Portfolio distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

        A Portfolio may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Portfolio generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, under another election that involves marking-to-market the Portfolio's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), unrealized gains would be treated as though they were realized. The Portfolio would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If a Portfolio were to make this second PFIC election, tax at the Portfolio level under the PFIC rules generally would be eliminated.

        The application of the PFIC rules may affect, among other things, the amount of tax payable by a Portfolio (if any), the amounts distributable to you by a Portfolio, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

        You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after a Portfolio acquires shares in that corporation. While a Portfolio will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

        Most foreign exchange gains are classified as ordinary income which will be taxable to you as such when distributed. Similarly, you should be aware that any foreign exchange losses realized by a Portfolio, including any losses realized on the sale of foreign debt securities, are generally treated as ordinary losses for federal income tax purposes. This treatment could increase or reduce a Portfolio's income available for distribution to you, and may cause some or all of a Portfolio's previously distributed income to be classified as a return of capital.

TRADING PRACTICES AND BROKERAGE

        The investment advisor or sub-advisor of each Portfolio, as the case may be, selects brokers or dealers to execute transactions on behalf of a Portfolio for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. A number of trades are made on a net basis where securities either are purchased directly from the dealer or are sold to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the investment advisor or sub-advisor pays reasonably competitive brokerage commission rates based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, Pooled Trust pays a minimal share transaction cost when the transaction presents no difficulty.

        Securities transactions for The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income, The International Fixed Income, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The Core Focus Fixed Income, The Intermediate Fixed Income, The Core Plus Fixed Income and The High-Yield Bond Portfolios may be effected in foreign markets which may not allow negotiation of commissions or where it is customary to pay fixed rates.

        During the fiscal years ended October 31, 2002, 2003 and 2004, the aggregate dollar amounts of brokerage commissions paid by the Portfolios listed below amounted to the following:


                                                    2004        2003        2002
                                                  ---------   ---------   ---------
The Large-Cap Value Equity Portfolio              $  50,192   $  84,882   $ 172,878
The Mid-Cap Growth Equity Portfolio               $  53,954   $  22,803   $   8,711
The International Equity Portfolio                $ 771,258   $ 280,537   $ 225,271
The Global Fixed Income Portfolio                       N/A         N/A         N/A
The Labor Select International Equity Portfolio   $ 253,861   $ 158,535   $  81,590
The Real Estate Investment Trust Portfolio        $ 603,226   $ 720,247   $ 810,489
The Emerging Markets Portfolio                    $ 577,556   $ 751,668   $ 243,616
The Small-Cap Growth Equity Portfolio             $ 249,170   $ 158,127   $  74,550
The Small-Cap Growth II Equity Portfolio(1)       $   7,769         N/A         N/A
The Smid-Cap Growth Equity Portfolio(2)                 N/A         N/A         N/A
The Real Estate Investment Trust Portfolio II     $  64,327   $  83,216   $  57,080
The Intermediate Fixed Income Portfolio           $   2,627   $   1,906         N/A
The High-Yield Bond Portfolio                     $      51         N/A         N/A
The Core Plus Fixed Income Portfolio(3)           $   1,832   $   1,873         N/A
The Core Focus Fixed Income Portfolio(4)                N/A         N/A         N/A
The International Fixed Income Portfolio                N/A         N/A         N/A
The Small-Cap Value Equity Portfolio              $   5,928   $   5,732   $   5,546
The All-Cap Growth Equity Portfolio               $  19,510   $  28,563   $  34,268


(1)     Commenced operations on December 1, 2003.
(2)     Commenced operations on December 1, 2004.
(3)     Commenced operations on June 28, 2002.
(4)     Commenced operations on July 1, 2004.

        The investment advisors or sub-advisors may allocate out of all commission business generated by all of the Portfolios and accounts under management by them, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the investment advisors or sub-advisors in connection with their investment decision-making process with respect to one or more funds and accounts they manage, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

        During the fiscal year ended October 31, 2004, portfolio transactions of the following Portfolios in the amounts listed below, resulting in brokerage commissions in the amounts listed below, were directed to brokers for brokerage and research services provided:


                                                    Portfolio       Brokerage
                                                  Transactions     Commissions
                                                     Amounts         Amounts
                                                  -------------   -------------
The Large Cap Value Equity Portfolio              $  11,659,636   $      14,938
The Mid-Cap Growth Equity Portfolio               $  12,320,961   $      18,622
The International Equity Portfolio                $  71,849,224   $     116,834
The Labor Select International Equity Portfolio   $  22,110,269   $      35,374
The Real Estate Investment Trust Portfolio        $ 162,672,543   $     296,990
The Emerging Markets Portfolio                             $-0-            $-0-
The Small-Cap Growth Equity Portfolio             $  27,970,327   $      43,760
The Small-Cap Growth II Equity Portfolio(1)       $     398,784   $         745
The Smid-Cap Growth Equity Portfolio(2)                     N/A             N/A
The Real Estate Investment Trust Portfolio II     $  18,636,829   $      33,526
The Intermediate Fixed Income Portfolio                     N/A             N/A
The High-Yield Bond Portfolio                               N/A             N/A
The Core Plus Fixed Income Portfolio                        N/A             N/A
The Core Focus Fixed Income Portfolio(3)                    N/A             N/A
The Global Fixed Income Portfolio                           N/A             N/A
The International Fixed Income Portfolio                    N/A             N/A
The Small-Cap Value Equity Portfolio              $     812,398   $       2,040
The All-Cap Growth Equity Portfolio               $   4,542,236   $       6,129


(1)     Commenced operations on December 1, 2003.
(2)     Commenced operations on December 1, 2004.
(3)     Commenced operations on July 1, 2004.

        As provided under the Securities Exchange Act of 1934 and each Portfolio's Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, Pooled Trust believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the investment advisors or sub-advisors which constitute in some part brokerage and research services used by the investment advisors or sub-advisors in connection with their investment decision-making process and constitute in some part services used by them in connection with administrative or other functions not related to their investment decision-making process. In such cases, the investment advisors or sub-advisors will make a good faith allocation of brokerage and research services and will pay out of their own resources for services used by them in connection with administrative or other functions not related to their investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to Pooled Trust and to other funds in the Delaware Investments family. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the Portfolios receiving the pricing service.

        Combined orders for two or more accounts or funds engaged in the purchase or sale of the same security may be placed if the judgment is made that joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the investment advisors or sub-advisors and the Board of Trustees of Pooled Trust that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

        Consistent with NASDR(SM) Regulation, Inc. (the "NASDR(SM)") rules, and subject to seeking best execution, orders may be placed with broker/dealers that have agreed to defray certain Portfolio expenses, such as custodian fees.

        Subject to best execution, Portfolio orders may be placed with qualified broker/dealers who recommend the Portfolios or who acts as agents in the purchase of shares of the Portfolios for their clients.

PORTFOLIO TURNOVER
        Portfolio turnover rates reflect the amount of securities that are replaced from the beginning of the year to the end of the year by a Portfolio. A turnover rate of 100% would occur, for example, if all the investments in a Portfolio's securities at the beginning of the year were replaced by the end of the year. Portfolio trading will be undertaken principally to accomplish each Portfolio's objective in relation to anticipated movements in the general level of interest rates. A Portfolio is free to dispose of portfolio securities at any time, subject to complying with the Code and the 1940 Act. A Portfolio will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such a turnover always will be incidental to transactions undertaken with a view to achieving a Portfolio's investment objective.


        The degree of portfolio activity may affect brokerage costs and other transaction costs of a Portfolio and taxes payable by a Portfolio's shareholders. In investing for capital appreciation, a relevant Portfolio may hold securities for any period of time. Portfolio turnover will also be increased by The Mid-Cap Growth Equity Portfolio, either of The Real Estate Investment Trust Portfolios, The Emerging Markets Portfolio, The Core Plus Fixed Income Portfolio, The Core Focus Fixed Income Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio, The Smid-Cap Growth Equity Portfolio and The All-Cap Growth Equity Portfolio, if the Portfolio writes a large number of call options which are subsequently exercised. To the extent a Portfolio realizes gains on securities held for less than one year, such gains are taxable to the shareholder subject to tax or to a Portfolio at ordinary income tax rates. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Portfolio shares. High portfolio turnover involves correspondingly greater brokerage costs and other transaction costs and may affect taxes payable by shareholders that are subject to federal income taxes.


        The Large Cap Value Equity, The International Equity, The Labor Select International Equity, The Global Fixed Income, The Emerging Markets, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity and The Real Estate Investment Trust Portfolios have generally had portfolio turnover rates below 100%. The Mid-Cap Growth Equity, The International Fixed Income, The Intermediate Fixed Income, The High-Yield Bond, The Core Focus Fixed Income, The Core Plus Fixed Income and The All-Cap Growth Equity Portfolios may be expected to engage in active and frequent trading of portfolio securities, which means that portfolio turnover can be expected to exceed 100%. The High-Yield Bond, The Core Focus Fixed Income, The Intermediate Fixed Income and The Core Plus Fixed Income Portfolios are expected to experience portfolio turnover rates significantly in excess of 100%. The portfolio turnover rate of a Portfolio is calculated by dividing the lesser of purchases or sales of securities for the particular fiscal year by the monthly average of the value of the securities owned by the Portfolio during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

        The portfolio turnover rates of the following Portfolios for the past two fiscal years were as follows:

                                                    October 31, 2004   October 31, 2003
                                                    ----------------   ----------------
The Large Cap Value Equity Portfolio                              67%                68%
The Mid-Cap Growth Equity Portfolio                              113%               111%
The International Equity Portfolio Original Class                  9%                 6%
The Global Fixed Income Portfolio                                 55%                95%
The Labor Select International Equity Portfolio                    6%                10%
The Real Estate Investment Trust Portfolio                        43%                48%
The Intermediate Fixed Income Portfolio                          322%               436%
The High-Yield Bond Portfolio                                    391%               597%
The International Fixed Income Portfolio                          57%               112%
The Emerging Markets Portfolio                                    36%                69%
The Small-Cap Value Equity Portfolio                              40%                42%
The Small-Cap Growth Equity Portfolio                             67%                47%
The Small-Cap Growth II Equity Portfolio(1)                       75%               N/A
The Smid-Cap Growth Equity Portfolio(2)                          N/A                N/A
The Real Estate Investment Trust Portfolio II                     52%                69%
The Core Plus Fixed Income Portfolio                             709%               569%
The Core Focus Fixed Income Portfolio(3)                         914%               N/A
The All-Cap Growth Equity Portfolio                               99%                90%

(1)     Commenced operations on December 1, 2003.
(2)     Commenced operations on December 1, 2004.
(3)     Commenced operations on July 1, 2004.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION (THE REAL ESTATE INVESTMENT TRUST PORTFOLIO CLASS OF THE REAL ESTATE INVESTMENT TRUST PORTFOLIO, ORIGINAL CLASS OF THE INTERNATIONAL EQUITY PORTFOLIO AND ALL OTHER PORTFOLIOS)

Each Portfolio has adopted a policy generally prohibiting providing portfolio holdings to any person until after the Portfolio disseminates its monthly statement to shareholders. We provide a list of each Portfolio's holdings on the shareholder's monthly statement, and then afterwards portfolio holdings information will be made available to the public who can get such information via phone by calling 1-800-231-8002.

Other entities are generally treated similarly and are not provided with a Portfolio's holdings information in advance of when they are generally available to the public. Third-party service providers and affiliated persons of a Portfolio are provided with the Portfolio's holdings only to the extent necessary to perform services under agreements relating to the Portfolios.

Third-party rating agencies and consultants who have signed agreements ("Non-Disclosure Agreements") with a Portfolio or Delaware may receive portfolio holdings information more quickly than described above. The Non-Disclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Portfolio shares or in shares of the Portfolio's securities holdings). In addition, the receiving party must agree to provide copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information. Neither the Portfolio, Delaware nor any affiliate receive any compensation or consideration with respect to these agreements.

Non-Disclosure Agreements must be approved by a member of Delaware's Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Portfolio's Chief Compliance Officer prior to such use.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION (Delaware REIT Fund A, B, C, Institutional and R Classes of The Real Estate Investment Trust Portfolio)

The Portfolio has adopted a policy generally prohibiting providing portfolio holdings to any person until after thirty calendar days have passed. We post a list of each Portfolio's portfolio holdings monthly, with a thirty day lag, on the Portfolio's website, www.delawarefunds.com. In addition, on a ten-day lag, we also make available a month-end summary listing of the number of each Portfolio's securities, country and asset allocations, and top ten securities and sectors by percentage of holdings for the Portfolios. This information is available publicly to any and all shareholders free of charge once posted on the website by calling 1-800-523-1918.

Other entities, including institutional investors and intermediaries that distribute the Portfolios' shares, are generally treated similarly and are not provided with the Portfolio's portfolio holdings in advance of when they are generally available to the public. Third-party service providers and affiliated persons of each Portfolio are provided with the Portfolios' portfolio holdings only to the extent necessary to perform services under agreements relating to the Portfolio.

Third-party rating agencies and consultants who have signed agreements ("Non-Disclosure Agreements") with the Fund or Delaware may receive portfolio holdings information more quickly than the thirty day lag. The Non-Disclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Portfolio shares or in shares of each Portfolio's portfolio securities). In addition, the receiving party must agree to provide copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information. Neither the Portfolios, Delaware nor any affiliate receive any compensation or consideration with respect to these agreements.

Non-Disclosure Agreements must be approved by a member of Delaware's Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Portfolio's Chief Compliance Officer prior to such use.

PURCHASING SHARES

        Delaware Distributors, L.P. (the "Distributor") serves as the national distributor for each Portfolio's shares. See the related Prospectus for information on how to invest. Pooled Trust reserves the right to suspend sales of Portfolio shares, and reject any order for the purchase of Portfolio shares if in the opinion of management such rejection is in the Portfolio's best interest.

        Certificates representing shares purchased are not ordinarily issued unless a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares of The Real Estate Investment Trust Portfolio or for any Portfolio in the case of any retirement plan account including self-directed IRAs. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained on behalf of Pooled Trust. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by Pooled Trust for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Portfolios for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

        PURCHASING SHARES (THE REAL ESTATE INVESTMENT TRUST PORTFOLIO CLASS OF THE REAL ESTATE INVESTMENT TRUST PORTFOLIO, ORIGINAL CLASS OF THE INTERNATIONAL EQUITY PORTFOLIO AND ALL OTHER PORTFOLIOS)
        Shares of each Portfolio are sold on a continuous basis directly to institutions and high net-worth individuals at net asset value as described more fully in the related Prospectus. In addition, for purchases of shares in The Emerging Markets Portfolio, a purchase reimbursement fee of 0.75% of the dollar amount invested is generally charged to investors and paid to the Portfolio to help defray expenses of investing purchase proceeds. In lieu of paying that fee, an investor in The Emerging Markets Portfolio may elect, subject to agreement by the Portfolio, to invest by a contribution of in-kind securities or may follow another procedure that has the same economic impact on the Portfolio and its shareholders, in which case the purchase reimbursement fee will not apply. Investors should refer to the related Prospectus for more details on purchase reimbursement fees. See "DETERMINING OFFERING PRICE AND NET ASSET VALUE." The minimum initial investment for a shareholder is $1,000,000 in the aggregate across all Portfolios of the Fund. There are no minimums for subsequent contributions in a Portfolio where the aggregate minimum initial investment for the Fund has been satisfied. See the related Prospectus for special purchase procedures and requirements that may be applicable to prospective investors in The Emerging Markets Portfolio and The International Equity Portfolio. At such time as Pooled Trust receives appropriate regulatory approvals to do so in the future, under certain circumstances, Pooled Trust may, at its sole discretion, allow eligible investors who have an existing investment counseling relationship with an affiliate of Delaware to make investments in the Portfolios by a contribution of securities in-kind to such Portfolios.

PURCHASING SHARES (DELAWARE REIT FUND A, B, C, INSTITUTIONAL AND R CLASSES OF THE REAL ESTATE INVESTMENT TRUST PORTFOLIO)
        The minimum initial investment generally is $1,000 for Delaware REIT Fund A Class, B Class and C Class. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, directors, trustees and employees of any Delaware Investments fund, the investment advisor or any of the investment advisor's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Delaware Investments Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected. There are no minimum purchase requirements for Class R and the Institutional Class, but certain eligibility requirements must be satisfied.

        Each purchase of Class B Shares is subject to a maximum purchase limitation of $100,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See "INVESTMENT PLANS" for purchase limitations applicable to retirement plans. Pooled Trust will reject any purchase order for more than $100,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind, however, that reduced front-end sales charges apply to investments of $50,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

        Selling dealers are responsible for transmitting orders promptly. Pooled Trust reserves the right to reject any order for the purchase of its shares if in the opinion of management such rejection is in The Real Estate Investment Trust Portfolio's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Portfolio can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. The Portfolio reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

        The Real Estate Investment Trust Portfolio also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Portfolio will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

        The Real Estate Investment Trust Portfolio also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

        The NASDR(SM) has adopted amendments to its rules relating to investment company sales charges. Pooled Trust and the Distributor intend to operate in compliance with these rules.

        Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 5.75%; however, lower front-end sales charges apply for larger purchases. See the table in the appropriate Prospectus. Class A Shares are also subject to annual 12b-1 Plan expenses for the life of the investment.

        Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 4.00% if shares are redeemed within one year of purchase; (ii) 3.25% if shares are redeemed during the second year following purchase; (iii) 2.75% if shares are redeemed during the third year following purchase; (iv) 2.25% if shares are redeemed during the fourth and fifth years following purchase; and (v) 1.50% if shares are redeemed during the sixth year following purchase. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. See "AUTOMATIC CONVERSION OF CLASS B SHARES," below.

        Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

        Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses. See "Plans Under Rule 12b-1" under "PURCHASING SHARES," and "DETERMINING OFFERING PRICE AND NET ASSET VALUE" in this Part B.

        Class R Shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge. Class R Shares are subject to annual 12b-1 Plan expenses for the life of the investment.

        Class A Shares, Class B Shares, Class C Shares, Institutional Class Shares and Class R Shares represent a proportionate interest in The Real Estate Investment Trust Portfolio's assets and will receive a proportionate interest in that Portfolio's income, before application, as to Class A, Class B, Class C and Class R Shares, of any expenses under that Portfolio's 12b-1 Plans.

ALTERNATIVE PURCHASE ARRANGEMENTS (THE REAL ESTATE INVESTMENT TRUST PORTFOLIO)
        The alternative purchase arrangements of Class A Shares, Class B Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Portfolio with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another Class.

        The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

        Class R Shares have no front-end sales charge and are not subject to a CDSC, but incur annual 12b-1 expenses of up to a maximum of 0.60%. Class A Shares generally are not available for purchase by anyone qualified to purchase Class R Shares.

        In comparing Class B Shares and Class C Shares to Class R Shares, investors should consider the higher 12b-1 Plan expenses on Class B Shares and Class C Shares. Investors also should consider the fact that Class R Shares do not have a front-end sales charge and, unlike Class B Shares and Class C Shares, are not subject to a CDSC. In comparing Class B Shares to Class R Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the class is subject and the desirability of an automatic conversation feature to Class A Shares (with lower annual 12b-1 Plan fees), which is available only for Class B Shares and does not subject the investor to a CDSC.

        For the distribution and related services provided to, and the expenses borne on behalf of, the Portfolios, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption, and in the case of Class R Shares, from the proceeds of the 12b-1 Plan fees. Financial advisors may receive different compensation for selling Class A Shares, Class B Shares, Class C Shares and Class R Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans (including for Class R Shares) and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See "Plans Under Rule 12b-1."

        Dividends, if any, paid on Class A Shares, Class B Shares, Class C Shares and Class R Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to Class B Shares, Class C Shares and Class R Shares will be borne exclusively by such shares. See "DETERMINING OFFERING PRICE AND NET ASSET VALUE."

CLASS A SHARES (THE REAL ESTATE INVESTMENT TRUST PORTFOLIO)
        Purchases of $50,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the appropriate Prospectus, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See "SPECIAL PURCHASE FEATURES - CLASS A SHARES," below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

        From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of Delaware Investments funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

DEALER'S COMMISSION (THE REAL ESTATE INVESTMENT TRUST PORTFOLIO)
        As described in the Prospectus, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisors through whom such purchases are effected.

        For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase. In determining a financial advisor's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments funds as to which a Limited CDSC applies (see "CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE" under "REDEMPTION AND EXCHANGE") may be aggregated with those of the Class A Shares of The Real Estate Investment Trust Portfolio. Financial advisors also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisors should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

        An exchange from other Delaware Investments funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES (THE REAL ESTATE INVESTMENT TRUST PORTFOLIO)
        Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of The Real Estate Investment Trust Portfolio, even if those shares are later exchanged for shares of another Delaware Investments fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange. See "WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES AND CLASS C SHARES" under "REDEMPTION AND EXCHANGE" for the Portfolio Classes for a list of the instances in which the CDSC is waived.

        During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the Portfolio. See "AUTOMATIC CONVERSION OF CLASS B SHARES," below. Such conversion will constitute a tax-free exchange for federal income tax purposes. See "TAXES." Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.

        In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

DEFERRED SALES CHARGE ALTERNATIVE - CLASS B SHARES (THE REAL ESTATE INVESTMENT TRUST PORTFOLIO)
        Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Portfolio shares. The Distributor currently compensates dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 5% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

        Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for the Portfolio to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

        Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See "REDEMPTION AND EXCHANGE."

AUTOMATIC CONVERSION OF CLASS B SHARES (THE REAL ESTATE INVESTMENT TRUST PORTFOLIO)
        Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th day or next business day of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

        Class B Shares of the Portfolio acquired through a reinvestment of dividends will convert to Class A Shares of the Portfolio pro-rata with Class B Shares not acquired through dividend reinvestment. If the Class B Shares of the Portfolio have been exchanged for Class B Shares of Delaware Group Cash Reserve Fund, the Delaware Cash Reserve Fund Class B Shares will convert into Delaware Cash Reserve Fund Consultant Class Shares rather than Delaware Cash Reserve Fund A Class Shares. In the case of exchanges into other Delaware Investments funds, Class B Shares will be converted into Class A Shares of the same fund.

        All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See "TAXES."

LEVEL SALES CHARGE ALTERNATIVE - CLASS C SHARES (THE REAL ESTATE INVESTMENT TRUST PORTFOLIO)
        Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Portfolio shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

        Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

        Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B, even after the exchange. See "REDEMPTION AND EXCHANGE."

PLANS UNDER RULE 12B-1 (THE REAL ESTATE INVESTMENT TRUST PORTFOLIO)
        Pursuant to Rule 12b-1 under the 1940 Act, Pooled Trust has adopted a separate plan for each of the Class A Shares, the Class B Shares, the Class C Shares and the Class R Shares of The Real Estate Investment Trust Portfolio (the "Plans"). Each Plan permits the relevant Portfolio to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class to which the Plan applies.

        The Plans permit each Portfolio, pursuant to the Distribution Agreement, to pay out of the assets of the applicable class monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such class. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to Class B Shares and Class C Shares are also used to pay the Distributor for advancing out of the Distributor's own assets the commission costs to dealers with respect to the initial sale of such shares.

        In addition, the Portfolio may make payments out of the assets of Class A Shares, Class B Shares, Class C Shares and Class R Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.

        The maximum aggregate fee payable by The Real Estate Investment Trust Portfolio under the Plans, and the Portfolio's Distribution Agreement, is on an annual basis up to 0.30% of Class A Shares' average daily net assets for the year of Class A Shares, up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of Class B Shares' and Class C Shares' average daily net assets for the year and up to 0.60% of Class R Shares' average daily net assets for the year. Pooled Trust's Board of Trustees may reduce the amounts payable under each Plan at any time. Pursuant to Board action, the maximum aggregate fee currently payable by Class A Shares of The Real Estate Investment Trust Portfolio is 0.25%.

        All of the distribution and service expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A Shares, Class B Shares, Class C Shares and Class R Shares would be borne by such persons without any reimbursement from such Classes. Subject to seeking best price and execution, the Classes may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

        From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

        The Plans and the Distribution Agreement have been approved by the Board of Trustees of Pooled Trust, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of Pooled Trust and who have no direct or indirect financial interest in the Plans, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreement. Continuation of the Plans and the Distribution Agreement, as amended, must be approved annually by the Board of Trustees in the same manner, as specified above.

        Each year, the trustees must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, the Class A Shares, Class B Shares, Class C Shares and Class R Shares and that there is a reasonable likelihood of the Plan relating to a Class providing a benefit to the Classes. The Plans and the Distribution Agreement, as amended, may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the outstanding voting securities of the relevant Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the outstanding voting securities of the relevant Class, as well as by a majority vote of those trustees who are not "interested persons." With respect to the Class A Share Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the Class B Shares. Also, any other material amendment to the Plans must be approved by a majority vote of the trustees including a majority of the noninterested trustees of Pooled Trust having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of trustees who are not "interested persons" of Pooled Trust must be effected by the trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review.

        For the fiscal year ended October 31, 2004, 12b-1 Plan payments from Delaware REIT Fund A Class, B Class, C Class and R Class amounted to $697,156, $776,589, $645,486 and $5,204 respectively. Such amounts were used for the following purposes:


                                    Delaware REIT    Delaware REIT    Delaware REIT    Delaware REIT
                                        Fund             Fund             Fund             Fund
                                      A Class          B Class          C Class          R Class
                                   --------------   --------------   --------------   --------------

Advertising                                     -                -                -                -
Annual/Semi-Annual Reports                      -   $        1,078   $          974   $           12
Broker Trails                      $      697,156   $      194,912   $      423,000   $        4,113
Broker Sales Charges                            -   $      422,579   $      136,734                -
Dealer Service Expenses                         -                -                -                -
Interest on Broker Sales Charges                -   $      104,816   $       10,870                -
Commissions to Wholesalers                      -                -                -                -
Promotional-Broker Meetings                     -                -                -                -
Promotional-Other                               -   $        3,427   $        4,084   $            5
Prospectus Printing                             -   $        3,594   $        3,075   $          186
Telephone                                       -                -                -                -
Wholesaler Expenses                             -   $       46,183   $       66,749   $          888
Other                                           -                -                -                -


OTHER PAYMENTS TO DEALERS - CLASS A SHARES, CLASS B SHARES, CLASS C SHARES AND CLASS R SHARES (THE REAL ESTATE INVESTMENT TRUST PORTFOLIO)
        From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of shares of the Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Investments family of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Investments fund shares.

SPECIAL PURCHASE FEATURES - CLASS A SHARES (THE REAL ESTATE INVESTMENT TRUST PORTFOLIO)

BUYING CLASS A SHARES AT NET ASSET VALUE
        Class A Shares of The Real Estate Investment Trust Portfolio may be purchased at net asset value under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

        Current and former officers, trustees/directors and employees of Pooled Trust, any other fund in the Delaware Investments family, Delaware Management Company (Delaware or "the Manager"), or any of the Manager's current affiliates and those that may in the future be created, legal counsel to the funds and registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares and any such class of shares of any of the other funds in the Delaware Investments family, including any fund that may be created, at the net asset value per share. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase Class A Shares at net asset value.

        Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, directors and key employees of institutional clients of the investment advisor or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisors affiliated with a broker or dealer, if such broker, dealer or investment advisor has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

        Purchases of Class A Shares at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of the Portfolio; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on Retirement Financial Services, Inc.'s proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of funds in the Delaware Investments family and any stable value account available to investment advisory clients of the investment advisor or its affiliates; or (ii) is sponsored by an employer that has at any point after May 1, 1997 more than 100 employees while such plan has held Class A Shares of a fund in the Delaware Investments family and such employer has properly represented to Retirement Financial Services, Inc. in writing that it has the requisite number of employees and received written confirmation back from Retirement Financial Services, Inc. See "GROUP INVESTMENT PLANS" for information regarding the applicability of the Limited CDSC.

        Purchases of Class A Shares at net asset value may be made by retirement plans that are maintained on retirement platforms sponsored by financial intermediary firms, provided the financial intermediary firm has entered into a Class A Share NAV Agreement with respect to such retirement platform.

        Purchases of Class A Shares at net asset value may also be made by bank sponsored retirement plans that are no longer eligible to purchase Institutional Class Shares or purchase interests in a collective trust as a result of a change in distribution arrangements.

        Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to the Portfolio account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

        Purchases of Class A Shares at net asset value may also be made by any group retirement plan (excluding defined benefit pension plans) that purchases shares through a retirement plan alliance program that requires shares to be available at net asset value, provided Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program.

        Pooled Trust must be notified in advance that the trade qualifies for purchase at net asset value.

ALLIED PLANS
        Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated

Delaware Investments funds ("eligible Delaware Investments fund shares"), as well as shares of designated classes of non-Delaware Investments funds ("eligible non-Delaware Investments fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

        With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments and eligible non-Delaware Investments fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments fund shares. See "COMBINED PURCHASES PRIVILEGE," below.

        Participants in Allied Plans may exchange all or part of their eligible Delaware Investments fund shares for other eligible Delaware Investments fund shares or for eligible non-Delaware Investments fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware Investments, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See "INVESTING BY EXCHANGE."

        A dealer's commission may be payable on purchases of eligible Delaware Investments fund shares under an Allied Plan. In determining a financial advisor's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Investments fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See "CLASS A SHARES," above.

        The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under " REDEMPTION AND EXCHANGE -- WAIVER OF LIMITED CONTINGENT DEFERRED SALES CHARGE - CLASS A SHARES" under, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments and non-Delaware Investments fund shares. When eligible Delaware Investments fund shares are exchanged into eligible non-Delaware Investments fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial advisor or selling dealer. See "CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE" under "REDEMPTION AND EXCHANGE."

LETTER OF INTENTION
        The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Pooled Trust, which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Those purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all Classes of shares of the Portfolio and of the other mutual funds in Delaware Investments previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter, except as described below. Those purchasers cannot include shares that did not carry a front-end sales charge, CDSC or Limited CDSC, unless the purchaser acquired those shares through an exchange from a Delaware Investments fund that did carry a front-end sales charge, CDSC or Limited CDSC.

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

        Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of the Portfolio and other Delaware Investments funds which offer corresponding classes of shares may also be aggregated for this purpose.

COMBINED PURCHASES PRIVILEGE
        When you determine the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of the Portfolio and all other Delaware Investments mutual funds. In addition, if you are an investment advisory client of the Manager's affiliates, you may include assets held in a stable value account in the total amount. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments mutual fund that did carry a front-end sales charge, CDSC or Limited CDSC.

        The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

RIGHT OF ACCUMULATION
        When you determine the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of the Portfolio and all other Delaware Investments mutual funds. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC or Limited CDSC, unless you acquire those shares through an exchange from a Delaware Investments mutual fund that did carry a front-end sales charge, CDSC or Limited CDSC. If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $10,000 and subsequently purchases $40,000 at offering price of additional shares of Class A Shares, the charge applicable to the $10,000 purchase would currently be 4.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-MONTH REINVESTMENT PRIVILEGE
        Holders of Class A Shares and Class B Shares of the Portfolio (and of the Institutional Class holding shares which were acquired through an exchange from one of the other mutual funds in Delaware Investments family offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Portfolio or in the same Class of any of the other funds in the Delaware Investments family. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

        Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of the remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Class A Shares.

        A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Distributor the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes. It is recommended that a tax advisor be consulted with respect to such transactions.

        Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

        Investors should consult their financial advisors or the Transfer Agent, which also serves as the Portfolio's shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

GROUP INVESTMENT PLANS
        Group Investment Plans which are not eligible to purchase shares of the Institutional Class may also benefit from the reduced front-end sales charges for investments in Class A Shares described in the Prospectus, based on total plan assets. If a company has more than one plan investing in the Delaware Investments family of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Portfolio in which the investment is being made at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Investments investment accounts if they so notify the Portfolio in which they are investing in connection with each purchase. See "RETIREMENT PLANS" under "INVESTMENTS PLANS" for information about retirement plans.

        The Limited CDSC is generally applicable to any redemptions of net asset value purchases made on behalf of a group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a fund in the Delaware Investments family. See "CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE" under "REDEMPTION AND EXCHANGE." Notwithstanding the foregoing, the Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in connection with redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that, Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

CLASS R SHARES
        Class R Shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to IRA rollovers from plans maintained on Delaware's retirement recordkeeping system that are offering R Class Shares to participants.

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

INSTITUTIONAL CLASS
        The Institutional Class of The Real Estate Investment Trust Portfolio is available for purchase only by: (a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;
(b) tax-exempt employee benefit plans of the investment advisor or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the investment advisor or its affiliates and those having client relationships with Delaware Investment Advisors, an affiliate of the investment advisor, or its other affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; (e) registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes, but only if the advisor is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services; and (f) certain plans qualified under Section 529 of the Internal Revenue Code for which Delaware Service Company, Inc., the Distributor, or the Manager or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services ("Eligible 529 Plans").

        Shares of the Institutional Class are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.

INVESTMENT PLANS OF THE REAL ESTATE INVESTMENT TRUST PORTFOLIO

REINVESTMENT PLAN/OPEN ACCOUNT
        Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits or returns of capital, if any, will be automatically reinvested in additional shares of the respective A, B or C Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions on Institutional Class Shares are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). A confirmation of each dividend payment from net investment income will be mailed to shareholders quarterly. A confirmation of any distributions from realized securities profits will be mailed to shareholders in the first quarter of the fiscal year.

        Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made for Class A Shares at the public offering price, and for Class B Shares, Class C Shares, Institutional Class Shares and Class R Shares at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

REINVESTMENT OF DIVIDENDS IN OTHER DELAWARE INVESTMENTS FAMILY OF FUNDS
        Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A Shares, Class B Shares, Class C Shares and Class R Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in Delaware Investments, including the Portfolio, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to the Portfolio in which the investor does not then have an account will be treated like all other initial purchases of the Portfolio's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

        Subject to the following limitations, dividends and/or distributions from other funds in Delaware Investments may be invested in shares of the Portfolio, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares, Class B Shares or Class R Shares. Dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares and dividends from Class R Shares may only be directed to other Class R Shares.

        Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

INVESTING BY EXCHANGE
        If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of the Portfolio. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in the Portfolio's Prospectus. See "REDEMPTION AND EXCHANGE" for more complete information concerning your exchange privileges.

        Holders of Class A Shares of the Portfolio may exchange all or part of their shares for certain of the shares of other funds in the Delaware Investments family, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares, Class C Shares or Class R Shares of the Portfolio or of any other fund in the Delaware Investments family. Holders of Class B Shares of the Portfolio are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments funds. Similarly, holders of Class C Shares of the Portfolio are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments funds. Class B Shares of the Portfolio and Class C Shares of the Portfolio acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of the Portfolio acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the Portfolio. Holders of Class R Shares of the Portfolio are permitted to exchange all or part of their Class R Shares only into Class R Shares of other Delaware Investments funds or, if Class R Shares are not available for a particular fund, into the Class A Shares of such fund.

        Permissible exchanges into Class A Shares of the Portfolio will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of the Portfolio will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

INVESTING PROCEEDS FROM ELIGIBLE 529 PLANS
        The proceeds of a withdrawal from an Eligible 529 Plan which are directly reinvested in a substantially similar class of the Delaware Investments Family of Funds will qualify for treatment as if such proceeds had been exchanged from another Fund within the Delaware Investments Family of Funds rather than transferred from the

Eligible 529 Plan, as described under "INVESTMENT PLANS - Investing by Exchange." The treatment of your redemption proceeds from an Eligible 529 Plan described in this paragraph does not apply if you take possession of the proceeds of the withdrawal and subsequently reinvest them (i.e., the transfer is not made directly). Similar benefits may also be extended to direct transfers from a substantially similar class of the Delaware Investments Family of Funds into an Eligible 529 Plan.

INVESTING BY ELECTRONIC FUND TRANSFER
        Direct Deposit Purchase Plan--Investors may arrange for the Portfolio to accept for investment in Class A Shares, Class B Shares, Class C Shares or Class R Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

        Automatic Investing Plan--Shareholders of Class A Shares, Class B Shares and Class C Shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Portfolio account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

        This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

                                      * * *

        Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

        Payments to the Portfolio from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, the Portfolio may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Portfolio.

DIRECT DEPOSIT PURCHASES BY MAIL
        Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Portfolio accounts. Either Portfolio will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Pooled Trust for proper instructions.

MONEYLINE (SM) ON DEMAND
        You or your investment dealer may request purchases of Class A, B and C Shares by phone using MoneyLine (SM) On Demand. When you authorize the Portfolio to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine (SM) On Demand transactions.

        It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Portfolio account, you must have your signature guaranteed. The Portfolio does not charge a fee for this service; however, your bank may charge a fee.

WEALTH BUILDER OPTION
        Shareholders can use the Wealth Builder Option to invest in the Class A Shares, Class B Shares and C Shares through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of the Class A, B and C Shares may elect to invest in one or more of the other mutual funds in Delaware Investments family through the Wealth Builder Option. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

        Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Class A, B and C Shares Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

        Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See "REDEMPTION AND EXCHANGE" for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.

        This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Class.

ASSET PLANNER
        To invest in Delaware Investments funds using the Asset Planner asset allocation service, you should complete an Asset Planner Account Registration Form, which is available only from a financial advisor or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisors or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Investments funds. With the help of a financial advisor, you may also design a customized asset allocation strategy.

        The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under "INVESTING BY EXCHANGE." Also see "BUYING CLASS A SHARES AT NET ASSET VALUE." The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B, Class C and Class R Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of the Portfolio and of other funds in the Delaware Investments family may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Investments funds.

        An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to the Transfer Agent to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an IRA will continue to pay an annual IRA fee of $15 per Social Security number. Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

        Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years. See "INSTITUTIONAL CLASS," above, for additional information on any of the plans and Delaware's retirement services, or call the Shareholder Service Center.

RETIREMENT PLANS
        An investment in the Delaware REIT Fund may be suitable for tax-deferred retirement plans. Delaware Investments offers a full spectrum of retirement plans, including the 401(k) Defined Contribution Plan, Individual Retirement Account ("IRA") and Roth IRA and Coverdell Education Savings Account.

        Among the retirement plans that Delaware Investments offers, Class B Shares are available only by Individual Retirement Accounts, SIMPLE IRAs, Roth IRAs, Coverdell Education Savings Accounts, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, and 403(b)(7) and 457 Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See "WAIVER OF CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES" under "REDEMPTION AND EXCHANGE" for a list of the instances in which the CDSC is waived.

        Purchases of Class B Shares are subject to a maximum purchase limitation of $100,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

        Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than Individual Retirement Accounts, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the investment advisor and others that provide services to such Plans.

        Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Class shares. See "INSTITUTIONAL CLASS," above. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center telephone number.

        IT IS ADVISABLE FOR AN INVESTOR CONSIDERING ANY ONE OF THE RETIREMENT PLANS DESCRIBED BELOW TO CONSULT WITH AN ATTORNEY, ACCOUNTANT OR A QUALIFIED RETIREMENT PLAN CONSULTANT. FOR FURTHER DETAILS, INCLUDING APPLICATIONS FOR ANY OF THESE PLANS, CONTACT YOUR INVESTMENT DEALER OR THE DISTRIBUTOR.

        Taxable distributions from the retirement plans described below may be subject to withholding.

        Please contact your investment dealer or the Distributor for the special application forms required for the Plans described below.

PROTOTYPE PROFIT SHARING OR MONEY PURCHASE PENSION PLANS
        Prototype Plans are available for self-employed individuals, partnerships, corporations and other eligible forms of organizations. These plans can be maintained as Section 401(k), profit sharing or money purchase pension plans. Contributions may be invested only in Class A Shares, Class C Shares and Class R Shares.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")
        A document is available for an individual who wants to establish an IRA and make contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year; however, the deductibility of such contributions may be restricted based on certain income limits.

IRA DISCLOSURES
        The Taxpayer Relief Act of 1997 provides new opportunities for investors. Individuals have five types of tax-favored IRA accounts that can be utilized depending on the individual's circumstances. A new Roth IRA and Coverdell Education Savings Account are available in addition to the existing deductible IRA and non-deductible IRA.

DEDUCTIBLE AND NON-DEDUCTIBLE IRAs


        An individual can contribute up to $3,000 to his or her IRA each year through 2004. Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income ("AGI") and whether the taxpayer is an active participant in an employer sponsored retirement plan.


        In June of 2001, The Economic Growth and Tax Relief Reconciliation Act of 2001 was signed into law and makes significant changes to the annual contribution limits. The $3,000 limit will rise to $5,000 in 2008 with annual inflation adjustments thereafter. Individuals who have attained age 50 by the end of the calendar year will be eligible to make additional "catch-up" contributions of $500 for 2002 through 2005, and $1,000 beginning in 2006.

        The annual contribution limits through 2008 are as follows:

         Calendar Year   Under Age 50   Age 50 and Above
         -------------   ------------   ----------------
             2004        $      3,000   $          3,500
             2005        $      4,000   $          4,500
           2006-2007     $      4,000   $          5,000
             2008        $      5,000   $          6,000


        Even if a taxpayer is an active participant in an employer sponsored retirement plan, the full $3,000 in 2004 and increased limits in subsequent years are still available if the taxpayer's AGI is not greater than $40,000 ($60,000 for taxpayers filing joint returns) for tax years beginning in 2004. A partial deduction is allowed for married couples with AGI greater than $65,000 and less than $75,000, and for single individuals with AGI greater than $45,000 and less than $55,000. These income phase-out limits are annually increased until they reach $80,000-$100,000 in 2007 for joint filers and $50,000-$60,000 in 2005 for single filers. No deductions are available for contributions to IRAs by taxpayers whose AGI exceeds the maximum income limit established for each year and who are active participants in an employer sponsored retirement plan.

        Taxpayers who are not allowed deductions on IRA contributions still can make non-deductible IRA contributions of as much as the annual contribution limit and defer taxes on interest or other earnings from the IRAs.

        Under the law, a married individual is not considered an active participant in an employer sponsored retirement plan merely because the individual's spouse is an active participant if the couple's combined AGI is not greater than $150,000. The maximum deductible IRA contribution for a married individual who is not an active participant, but whose spouse is, is phased out for combined AGI greater than $150,000 and less than $160,000.

CONDUIT (ROLLOVER) IRAs
        Certain individuals who have received or are about to receive eligible rollover distributions from an employer-sponsored retirement plan or another IRA may rollover the distribution tax-free to a Conduit IRA. The rollover of the eligible distribution must be completed by the 60th day after receipt of the distribution.

        A distribution qualifies as an "eligible rollover distribution" if it is made from a qualified retirement plan, a 403(b) plan or another IRA and does not constitute one of the following:

        (1) Substantially equal periodic payments over the employee's life or life expectancy or the joint lives or life expectancies of the employee and his/her designated beneficiary;

        (2) Substantially equal installment payments for a period certain of 10 or more years;

        (3) A distribution, all of which represents a required minimum distribution after attaining age 70 1/2;

        (4) A distribution due to a Qualified Domestic Relations Order to an alternate payee who is not the spouse (or former spouse) of the employee; and

        (5) A distribution of after-tax contributions which is not includable in income.

ROTH IRAs


        For taxable years beginning after December 31, 1997, non-deductible contributions of up to $3,000 each year through 2004 can be made to a Roth IRA, reduced by any contributions to a deductible or nondeductible IRA for the same year. The limits after 2004 are the same as for a regular IRA. As a result of the Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Act"), the annual limit will not be reduced by any contributions to a deductible or nondeductible IRA for the same year before applying the AGI limitation. The maximum contribution that can be made to a Roth IRA is phased out for single filers with AGI greater than $95,000 and less than $110,000, and for couples filing jointly with AGI greater than $150,000 and less than $160,000. Qualified distributions from a Roth IRA are exempt from federal taxes. Qualified distributions are distributions (1) made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA and (2) that are (a) made on or after the date on which the individual attains age 59 1/2, (b) made to a beneficiary on or after the death of the individual, (c) attributable to the individual being disabled, or (d) for a qualified special purpose (e.g., first time homebuyer expenses).


        Distributions that are not qualified distributions are tax-free if the taxpayer is withdrawing contributions, not accumulated earnings.

        Taxpayers with AGI of $100,000 or less are eligible to convert an existing IRA (deductible, nondeductible and conduit) to a Roth IRA. Earnings and previously deducted contributions from a deductible IRA are subject to a tax upon conversion; however, no 10% additional tax for early withdrawal would apply.

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

COVERDELL EDUCATION SAVINGS ACCOUNTS
        For taxable years beginning after December 31, 1997, a Coverdell Education Savings Account (formerly Education IRA) has been created exclusively for the purpose of paying qualified higher education expenses. Beginning in 2002, the annual contribution that can be made for each designated beneficiary is $2,000 and qualifying expenses will no longer be limited to those related to higher education.

        Elementary (including kindergarten) and secondary public, private or religious school tuition expenses will now qualify. The new law specifically permits as elementary and secondary school expenses academic tutoring; certain computer technology; and expenses for uniforms, transportation, and extended day programs.

        The annual contribution limit for a Coverdell Education Savings Account is in addition to the annual contribution limit applicable to IRAs and Roth IRAs. Eligible contributions must be in cash and made prior to the date the beneficiary reaches age 18. Similar to the Roth IRA, earnings would accumulate tax-free. There is no requirement that the contributor be related to the beneficiary, and there is no limit on the number of beneficiaries for whom one contributor can establish Coverdell Education Savings Accounts. In addition, multiple Coverdell Education Savings Accounts can be created for the same beneficiary, however, the contribution limit of all contributions for a single beneficiary cannot exceed the annual limit.


        The modified AGI limit increased for couples filing jointly to $190,000 for a full contribution through $220,000 for a partial contribution. Individuals with modified AGI above the phase-out range are not allowed to make contributions to a Coverdell Education Savings Account established on behalf of any individual.


        Distributions from a Coverdell Education Savings Account are excludable from gross income to the extent that the distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year the distribution is made regardless of whether the beneficiary is enrolled at an eligible educational institution on a full-time, half-time, or less than half-time basis.

        Any balance remaining in a Coverdell Education Savings Account at the time a beneficiary becomes 30 years old must be distributed, and the earnings portion of such a distribution will be includable in gross income of the beneficiary and subject to an additional 10% tax if the distribution is not for qualified higher education expenses. In general, tax-free transfers and rollovers of account balances from one Coverdell Education Savings Account benefiting one beneficiary to another Coverdell Education Savings Account benefiting a different beneficiary (as well as redesignations of the named beneficiary) are permitted, provided that the new beneficiary is a member of the family of the old beneficiary and that the transfer or rollover is made before the time the old beneficiary reaches age 30 and the new beneficiary reaches age 18.

GROUP IRAs OR GROUP ROTH IRAs
        A company or association may establish a Group IRA or Group Roth IRA for employees or members who want to purchase shares of the Portfolio.

        Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. For information concerning the applicability of a CDSC upon redemption of Class B Shares and Class C Shares, see "CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES."

        Effective January 1, 1997, the 10% premature distribution penalty will not apply to distributions from an IRA that are used to pay medical expenses in excess of 7.5% of adjusted gross income or to pay health insurance premiums by an individual who has received unemployment compensation for 12 consecutive weeks. In addition, effective January 1, 1998, the law allows for premature distribution without a 10% penalty if (i) the amounts are used to pay qualified higher education expenses (including graduate level courses) of the taxpayer, the taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse, or (ii) used to pay acquisition costs of a principal residence for the purchase of a first-time home by the taxpayer, taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse. A qualified first-time homebuyer is someone who has had no ownership interest in a residence during the past two years. The aggregate amount of distribution for first-time home purchases cannot exceed a lifetime cap of $10,000.

SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP/IRA")
        A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes is available for investment by a SEP/IRA.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN ("SAR/SEP")
        Although new SAR/SEP plans may not be established after December 31, 1996, existing plans may continue to be maintained by employers having 25 or fewer employees. An employer may elect to make additional contributions to such existing plans.

PROTOTYPE 401(k) DEFINED CONTRIBUTION PLAN
        Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Effective January 1, 1997, non-governmental tax-exempt organizations may establish 401(k) plans. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares, Class C Shares and Class R Shares or certain other funds in the Delaware Investments family. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectus.

DEFERRED COMPENSATION PLAN FOR PUBLIC SCHOOLS AND NON-PROFIT ORGANIZATIONS ("403(b)(7)")
        Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase shares of any of the Classes in conjunction with such an arrangement. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectus.

DEFERRED COMPENSATION PLAN FOR STATE AND LOCAL GOVERNMENT EMPLOYEES ("457")
        Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of the Portfolio. Although investors may use their own plan, there is available a Delaware Investments 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectus.

SIMPLE IRA
        A SIMPLE IRA combines many of the features of an IRA and a 401(k) Plan but is easier to administer than a typical 401(k) Plan. It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis. A SIMPLE IRA is available only to plan sponsors with 100 or fewer employees.

SIMPLE 401(k)
        A SIMPLE 401(k) is like a regular 401(k) except that it is available only to plan sponsors 100 or fewer employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is no longer required. Class B Shares are not available for purchase by such plans.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

THE REAL ESTATE INVESTMENT TRUST PORTFOLIO CLASS OF THE REAL ESTATE INVESTMENT TRUST PORTFOLIO AND ALL OTHER PORTFOLIOS
        Orders for purchases of shares of a Portfolio are effected at the net asset value of that Portfolio next calculated after receipt of the order by Pooled Trust as more fully described in the related Prospectus, plus in the case of The Emerging Markets Portfolio, any applicable purchase reimbursement fee equal to 0.75% of the dollar amount invested.

        Net asset value is computed at the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time, on days when the New York Stock Exchange is open and an order to purchase or sell shares of a Portfolio has been received or is on hand, having been received since the last previous computation of net asset value. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except days when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, Pooled Trust will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

THE REAL ESTATE INVESTMENT TRUST PORTFOLIO
        Orders for purchases of Class A Shares are effected at the offering price next calculated by The Real Estate Investment Trust Portfolio after receipt of the order by Pooled Trust, its agent or certain other authorized persons. See "DISTRIBUTION AND SERVICE" under "INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS." Orders for purchases of Class B Shares, Class C Shares, Class R Shares and the Institutional Class are effected at the net asset value per share next calculated after receipt of the order by the Portfolio, its agent or certain other authorized persons. Selling dealers are responsible for transmitting orders promptly. Orders for purchases of the Real Estate Investment Trust Portfolio Class Shares are effected at the net asset value per share next calculated after receipt of the order by Pooled Trust as more fully described in the related Prospectus.

        The offering price for Class A Shares consists of the net asset value per share plus any applicable front-end sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except days when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, Pooled Trust will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

        Each Class will bear, pro-rata, all of the common expenses of The Real Estate Investment Trust Portfolio. The net asset values of all outstanding shares of each Class will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Portfolio represented by the value of shares of that Class. All income earned and expenses incurred by the Portfolio will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Portfolio represented by the value of shares of such Classes, except that the Class A, Class B, Class C and Class R Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that would be allocable to each Class, the dividends paid to each Class of The Real Estate Investment Trust Portfolio may vary. However, the net asset value per share of each Class is expected to be equivalent.

                                      * * *

        The net asset value per share of each Portfolio is determined by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. Securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities listed on a foreign exchange are generally valued at the last quoted sale price at the close of the exchange on which the security is primarily traded or at the last quoted sales price available before the time when net assets are valued. Unlisted domestic equity securities are valued at the last sale price as of the close of the New York Stock Exchange. Domestic equity securities traded over-the-counter and domestic equity securities which are not traded on the valuation date are valued at the mean of the bid and asked price or at a price determined to represent fair value.

        U.S. government securities are priced at the mean of the bid and asked price. Corporate bonds and other fixed-income securities are generally valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Net asset value includes interest on fixed-income securities, which is accrued daily. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted mean price or, when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted mean price will be used. Securities with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used.

        Exchange-traded options are valued at the last reported sales price or, if no sales are reported, at the mean between the last reported bid and asked prices. Non-exchange traded options are also valued at the mean between the last reported bid and asked prices. Futures contracts are valued at their daily quoted settlement price. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value using methods determined by the Board of Trustees, as applicable.

        The securities in which The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income and The International Fixed Income Portfolios (as well as The Small-Cap Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The Core Focus Fixed Income, The Intermediate Fixed Income, The Core Plus Fixed Income and The High-Yield Bond Portfolios, each of which possesses a limited ability to invest in foreign securities) may invest from time to time may be listed primarily on foreign exchanges which trade on days when the New York Stock Exchange is closed (such as holidays or Saturday). As a result, the net asset value of those Portfolios may be significantly affected by such trading on days when shareholders have no access to the Portfolios.

        For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and ask prices of such currencies against the U.S. dollar as provided by an independent pricing service or any major bank, including the Custodian Banks. Forward foreign currency contracts are valued at the mean price of the contract. Interpolated values will be derived when the settlement date of the contract is on an interim period for which quotations are not available. Foreign securities and the prices of foreign securities denominated in foreign currencies are translated into U.S. dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the London Stock Exchange.

        An example showing how to calculate the net asset value per share and, in the case of Class A Shares of The Real Estate Investment Trust Portfolio, the offering price per share, is included in the financial statements for the Portfolios, which are incorporated by reference into this Part B.

REDEMPTION AND EXCHANGE

THE REAL ESTATE INVESTMENT TRUST PORTFOLIO CLASS OF THE REAL ESTATE INVESTMENT TRUST PORTFOLIO AND ALL OTHER PORTFOLIOS
        Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the New York Stock Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

        No charge is made by any Portfolio for redemptions, except that shareholders that redeem shares of The Emerging Markets Portfolio are generally assessed a redemption reimbursement fee of 0.75%. Payment for shares redeemed or repurchased may be made either in cash or in-kind, or partly in cash and partly in-kind. If a redemption of shares is made in-kind, the redemption reimbursement fee that is otherwise applicable will not be assessed. Any portfolio securities paid or distributed in-kind would be valued as described in "DETERMINING OFFERING PRICE AND NET ASSET VALUE." Subsequent sales by an investor receiving a distribution in-kind could result in the payment of brokerage commissions or other transaction costs. Payment for shares redeemed ordinarily will be made within three business days, but in no case later than seven days, after receipt of a redemption request in good order. See "REDEMPTION OF SHARES" in the related Prospectus for special redemption procedures and requirements that may be applicable to shareholders in The Emerging Markets Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio. Under certain circumstances, eligible investors who have an existing investment counseling relationship with an affiliate of Delaware will not be subject to Pooled Trust's in-kind redemption requirements until such time as Pooled Trust receives appropriate regulatory approvals to permit such redemptions for the account of such investors.

        Pooled Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which Pooled Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Portfolio during any 90-day period for any one shareholder.

        The value of a Portfolio's investments is subject to changing market prices. Redemption proceeds may be more or less than the shareholder's cost depending upon the market value of the Portfolio's securities. Thus, a shareholder redeeming shares of a Portfolio may, if such shareholder is subject to federal income tax, sustain either a gain or loss, depending upon the price paid and the price received for such shares.

        Each Fund also reserves the right to refuse the purchase side of an exchange request by any person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund and therefore may be refused.

SMALL ACCOUNTS
        Due to the relatively higher cost of maintaining small accounts, Pooled Trust reserves the right to redeem Portfolio shares in any of its accounts at the then-current net asset value if as a result of redemption or transfer a shareholder's investment in a Portfolio has a value of less than $500,000. However, before Pooled Trust redeems such shares and sends the proceeds to the shareholder, the shareholder will be notified in writing that the value of the shares in the account is less than $500,000 and will be allowed 90 days from that date of notice to make an additional investment to meet the required minimum. Any redemption in an inactive account established with a minimum investment may trigger mandatory redemption.

                                      * * *

        Pooled Trust has available certain redemption privileges, as described below and in the related Prospectus. They are unavailable to shareholders of The Emerging Markets Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio whose redemptions trigger the special in-kind redemption procedures. See the related Prospectus. The Portfolios reserve the right to suspend or terminate these expedited payment procedures at any time in the future.

EXPEDITED TELEPHONE REDEMPTIONS
        Shareholders wishing to redeem shares for which certificates have not been issued may call Pooled Trust at 800 231-8002 prior to 4 p.m., Eastern time, and have the proceeds mailed to them at the record address. Checks payable to the shareholder(s) of record will normally be mailed three business days, but no later than seven days, after receipt of the redemption request.

        In addition, redemption proceeds can be transferred to your predesignated bank account by wire or by check by calling Pooled Trust, as described above. The Telephone Redemption Option on the Account Registration Form must have been elected by the shareholder and filed with Pooled Trust before the request is received. Payment will be made by wire or check to the bank account designated on the authorization form as follows:

        1. PAYMENT BY WIRE: Request that Federal Funds be wired to the bank account designated on the Account Registration Form. Redemption proceeds will normally be wired on the next business day following receipt of the redemption request. There is no charge for this service. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the Portfolio to the shareholder's bank account.

        2. PAYMENT BY CHECK: Request a check be mailed to the bank account designated on the Account Registration Form. Redemption proceeds will normally be mailed three business days, but no later than seven days, from the date of the telephone request. This procedure will take longer than the Payment by Wire option (1 above) because of the extra time necessary for the mailing and clearing of the check after the bank receives it. If expedited payment under these procedures could adversely affect a Portfolio, Pooled Trust may take up to seven days to pay the shareholder.

        To reduce the risk of attempted fraudulent use of the telephone redemption procedure, payment will normally be made only to the bank account designated on the Account Registration Form. If a shareholder wishes to change the bank account designated for such redemption, a written request in accordance with the instructions set forth in the Prospectus will be required.

EXCHANGE PRIVILEGE
        Shares of each Portfolio may be exchanged for shares of any other Portfolio or for the institutional classes of the other funds in the Delaware Investments family. Exchange requests should be sent to Delaware Pooled Trust, 2005 Market Street, Philadelphia, PA 19103-7094 Attn: Client Services.

        Any such exchange will be calculated on the basis of the respective net asset values of the shares involved and will be subject to the minimum investment requirements noted above. There is no sales commission or charge of any kind, except for the special purchase and redemption reimbursement fees for exchanges involving shares of The Emerging Markets Portfolio. See "EXCHANGE PRIVILEGE" under "SHAREHOLDER SERVICES" in the related Prospectus. The shares of a Portfolio into which an exchange is made, if necessary, must be authorized for sale in the state in which the investor is domiciled. Before making an exchange, a shareholder should consider the investment objectives of the Portfolio to be purchased.

        Exchange requests may be made either by mail, facsimile message or by telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by Pooled Trust for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m., Eastern time, for the Portfolios will be processed as of the close of business on the same day. Requests received after this time will be processed on the next business day. Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Trustees, as applicable, to assure that such exchanges do not disadvantage a Portfolio and its shareholders. Exchanges into and out of The Emerging Markets Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio shall be subject to the special purchase and redemption procedures identified in sections of the related Prospectus entitled Purchase of Shares and Redemption of Shares.

        For federal income tax purposes, an exchange between Portfolios is a taxable event for shareholders subject to federal income tax, and, accordingly, a gain or loss may be realized. Pooled Trust reserves the right to suspend or terminate or amend the terms of the exchange privilege upon 60 days' written notice to client shareholders.

                                      * * *

        Neither Pooled Trust, the Portfolios nor any of the Portfolios' affiliates is responsible for any losses incurred in acting upon investor or telephone instructions for purchase, redemption or exchange of Portfolio shares which are reasonably believed to be genuine. With respect to such transactions, Pooled Trust will attempt to ensure that reasonable procedures are used to confirm that instructions communicated are genuine (including verification of a form of personal identification) as if it does not, Pooled Trust or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions.

CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES AND INSTITUTIONAL CLASS SHARES OF THE REAL ESTATE INVESTMENT TRUST PORTFOLIO
        YOU CAN REDEEM OR EXCHANGE YOUR SHARES IN A NUMBER OF DIFFERENT WAYS. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, tax-advantaged funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of the Portfolio and all exchanges of shares constitute taxable events. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial advisor or investment dealer to discuss which funds in Delaware Investments will best meet your changing objectives, and the consequences of any exchange transaction. You may also call the Delaware Investments directly for fund information.

        Your shares will be redeemed or exchanged at a price based on the net asset value next determined after the Portfolio receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. A shareholder

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

submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Portfolio will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

        Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800 523-1918. The Portfolio may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

        In addition to redemption of Portfolio shares, the Distributor, acting as agent of the Portfolio, offers to repurchase Portfolio shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the Portfolio, its agent, or certain authorized persons, subject to applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See "DETERMINING OFFERING PRICE AND NET ASSET VALUE." The Portfolio and the Distributor end their business days at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

        Orders for the repurchase of Portfolio shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

        Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by the Portfolio or certain other authorized persons (see "DISTRIBUTION AND SERVICE" under "INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS"); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

        The Portfolio will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Portfolio will honor redemption requests as to shares for which a check was tendered as payment, but the Portfolio will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Portfolio reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

        If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Portfolio will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Portfolio or to the Distributor.

        In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of

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

which disposal by the Portfolio of securities owned by it is not reasonably practical, or it is not reasonably practical for the Portfolio fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Portfolio may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

        Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Pooled Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for any one shareholder.

        The value of the Portfolio's investments is subject to changing market prices. Thus, a shareholder reselling shares to the Portfolio may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

        Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See "CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE," below. Class B Shares are subject to a CDSC of: (i) 4.00% if shares are redeemed within one year of purchase; (ii) 3.25% if shares are redeemed during the second year of purchase; (iii) 2.75% if shares are redeemed during the third year following purchase; (iv) 2.25% if shares are redeemed during the fourth or fifth years following purchase; and (v) 1.50% if shares are redeemed during the sixth year following purchase and (vi) 0% thereafter. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See "CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES" under "PURCHASING SHARES." Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Class A, B and C Shares, there may be a bank wiring cost, neither the Portfolio nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

        Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Investments (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from the Portfolio, the Portfolio's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of the Portfolio for a longer period of time than if the investment in New Shares were made directly.

WRITTEN REDEMPTION
        You can write to the Portfolio at 2005 Market Street, Philadelphia, PA 19103-7094 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Portfolio require a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). The Portfolio reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Portfolio may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

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

        Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares or Institutional Class shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares and Institutional Class shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares, Class C Shares or Class R Shares.

WRITTEN EXCHANGE
        You may also write to the Portfolio (at 2005 Market Street, Philadelphia, PA 19103-7094) to request an exchange of any or all of your shares into another mutual fund in Delaware Investments, subject to the same conditions and limitations as other exchanges noted above.

TELEPHONE REDEMPTION AND EXCHANGE
        To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

        The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Portfolio in which you have your account in writing that you do not wish to have such services available with respect to your account. The Portfolio reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Portfolio by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

        Neither the Portfolio nor its Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Portfolio shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Portfolio will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Portfolio or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Class A, B and C Shares are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

TELEPHONE REDEMPTION--CHECK TO YOUR ADDRESS OF RECORD
        THE TELEPHONE REDEMPTION FEATURE IS A QUICK AND EASY METHOD TO REDEEM SHARES. You or your investment dealer of record can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

TELEPHONE REDEMPTION--PROCEEDS TO YOUR BANK
        Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. A bank wire fee may be deducted from Class A, B and C Shares redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

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

TELEPHONE EXCHANGE
        The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in Delaware Investments under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of the Portfolio, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

        The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Portfolio reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

MONEYLINE (SM) ON DEMAND
        You or your investment dealer may request redemptions of Class A, B and C Shares by phone using MoneyLine (SM) On Demand. When you authorize the Portfolio to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine (SM) On Demand transactions. See "MONEYLINE (SM) ON DEMAND" under "INVESTMENT PLANS."

SYSTEMATIC WITHDRAWAL PLANS
        Shareholders of Class A Shares, Class B Shares, Class C Shares and Class R Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Portfolios do not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for the Portfolio's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

        Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

        The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

        Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a fund managed by the investment advisor must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Investments funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC

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

for Class B Shares and Class C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subject to the applicable CDSC including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. The 12% annual limit will be reset on the date that any Systematic Withdrawal Plan is modified (for example, a change in the amount selected to be withdrawn or the frequency or date of withdrawals), based on the balance in the account on that date. See "WAIVER OF CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES," below.

        An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Portfolio reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

        Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Portfolio account to your predesignated bank account through the MoneyLine (SM) Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Portfolio account, you must have your signature guaranteed. The Portfolio does not charge a fee for any this service; however, your bank may charge a fee. This service is not available for retirement plans.

        The Systematic Withdrawal Plan is not available for the Institutional Class. Shareholders should consult with their financial advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.

CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE
        For purchases of $1,000,000 or more made on or after July 1, 1998, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1.00% if shares are redeemed during the first year after the purchase; and (2) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above.

        The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of : (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

        Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of the Portfolio or Class A Shares acquired in the exchange.

        In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited

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CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

WAIVER OF LIMITED CONTINGENT DEFERRED SALES CHARGE - CLASS A SHARES
        The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from the Portfolio's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability, or attainment of age 59 1/2, and IRA distributions qualifying under
Section 72(t) of the Internal Revenue Code; (v) returns of excess contributions to an IRA; (vi) distributions by other employee benefit plans to pay benefits;
(vii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; (viii) distributions from an account if the redemption results from the death of the registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed; (ix) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see "BUYING CLASS A SHARES AT NET ASSET VALUE" under "PURCHASING SHARES"); and (x) redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that, Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES
        The CDSC for Class B and Class C Shares will be waived in connection with the following redemptions: distributions from an account if the redemption results from the death of the registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

        The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from the Portfolio's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan; (iii) periodic distributions from an IRA, SIMPLE IRA, SAR/SEP, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; and (iv) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the
Code) of all registered owners occurring after the purchase of the shares being redeemed.

        The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from the Portfolio's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Plan, 401(k) Defined Contribution Plan upon attainment of age 70 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (iv) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing

Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

        The CDSC on Class C Shares also is waived for any group retirement plan (excluding defined benefit pension plans) (i) that purchases shares through a retirement plan alliance program, provided Retirement Financial Services, Inc. either is the sponsor of the alliance program, and (ii) for which Retirement Financial Services, Inc. provides fully bundled retirement plan services and maintains participant records on its propriety recordkeeping system.

                                      * * *

        In addition, the CDSC will be waived on Class B Shares and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

        The policy of Pooled Trust is to distribute substantially all of each Portfolio's net investment income and any net realized capital gains in the amount and at the times that will avoid any federal income or excise taxes. All dividends and capital gains distributions of accounts in Delaware REIT Fund Institutional Class shall be automatically reinvested in the Class. For all other Portfolios and Classes of The Real Estate Investment Trust Portfolio, shareholders may elect to receive dividends and capital gains distributions in cash, otherwise, all such dividends and distributions will be automatically reinvested in the Portfolios. The amounts of any dividend or capital gains distributions cannot be predicted.

        All dividends out of net investment income, together with distributions from short-term capital gains, will be taxable to those shareholders who are subject to income taxes as ordinary income. (These distributions may be eligible for the dividends-received deductions for corporations.) Any net long-term capital gains distributed to those shareholders who are subject to income tax will be taxable as such, regardless of the length of time a shareholder has owned their shares.

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        For the fiscal year ended October 31, 2004, the percentage of dividends paid by the following Portfolios qualified for the dividends-received deduction:

The Large-Cap Value Equity Portfolio                            100%
The Real Estate Investment Trust Portfolio                      N/A
The Mid-Cap Growth Equity Portfolio                               0%
The Small-Cap Value Equity Portfolio                            100%
The Small-Cap Growth Equity Portfolio                             0%
The Small-Cap Growth II Equity Portfolio(1)                     N/A
The Smid-Cap Growth Equity Portfolio(2)                         N/A
The Real Estate Investment Trust Portfolio II                   N/A
The International Equity Portfolio                              N/A
The Labor Select International Equity Portfolio                 N/A
The Emerging Markets Portfolio                                  N/A
The Intermediate Fixed Income Portfolio                         N/A
The High-Yield Bond Portfolio                                   N/A
The Core Plus Fixed Income Portfolio                            N/A
The Core Focus Fixed Income Portfolio(3)                        N/A
The Global Fixed Income Portfolio                               N/A
The International Fixed Income Portfolio                        N/A
The All-Cap Growth Equity Portfolio                               0%

    (1)     Commenced operations on December 1, 2003.
    (2)     Commenced operations on December 1, 2004.
    (3)     Commenced operations on July 1, 2004.

        Undistributed net investment income is included in the Portfolio's net assets for the purpose of calculating net asset value per share. Therefore on the "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders who are subject to tax.

        Each Portfolio is treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by a Portfolio are distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

        Each year, Pooled Trust will mail information to investors on the amount and tax status of each Portfolio's dividends and distributions. Shareholders should consult their own tax advisors regarding specific questions as to federal, state or local taxes.

        Each class of shares of The Real Estate Investment Trust Portfolio will share proportionately in the investment income and expenses of the Portfolio, except that Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 plans.

JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003 (JAGTRRA)

        On May 28, 2003, President Bush signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003 (JAGTRRA). The new law reduces the tax rate on dividends and capital gains to 15% (5% for taxpayers with income in the lower brackets; 0% for those taxpayers in 2008).

REDUCTION OF TAX RATE ON DIVIDENDS

        Qualifying dividends received by the funds after December 31, 2002, will be taxed at a rate of 15% (5% for taxpayers with income in the lower brackets; 0% for these taxpayers in 2008). Prior law will apply for tax years beginning after December 31, 2008. Dividends paid on foreign corporation stocks that are readily tradable on U.S. securities markets are eligible for the lower rates.

        The amount of ordinary dividends qualifying for the lower tax rates that may be paid by a RIC for any tax year may not exceed the amount of the aggregate qualifying dividends received by the RIC, unless that aggregate is at least 95% of the RIC gross income (as specially computed), in which case the entire dividend qualifies. Obviously, money market and bond mutual fund distributions will generally not qualify.

The lower tax rates are not available for dividends to the extent that the taxpayer is obligated to make related payments with respect to positions in substantially similar or related property (e.g., payments in lieu of dividends under a short sale). The capital gain rates also do not apply to (1) dividends received from an organization that was exempt from tax under Section 501 or was a tax-exempt farmers' cooperative in either the tax year of the distribution or the preceding tax year; (2) dividends received from a mutual savings bank that received a deduction under Section 591; or (3) deductible dividends paid on employer securities (i.e., under Section 404(k)).

Owners whose shares are lent in short sales would not qualify for the lower rate. The lower tax rates would not apply under the law as enacted to "payments in lieu of dividends," which are received by someone whose stock is loaned to a short-seller. Brokerages have commonly lent stock out of margin accounts to short sellers, but may need to accommodate investors who do not want to receive unfavorable dividend treatment because their stock was lent out. Depending on the details of regulations that may be issued later this year, brokerages may decide to limit any such loans after 2003 to securities that are held in accounts owned by tax-indifferent parties, such as pension funds. The legislative history indicates that the Service is to be liberal in waiving penalties for failure to report substitute payments properly for payors who are making good-faith efforts to comply, but cannot reasonably do so given the time needed to update their systems.

REDUCTION OF TAX RATE ON CAPITAL GAINS

        Under JAGTRRA, the top individual rate on adjusted net capital gain, which was generally 20% (10% for taxpayers in the 10% and 15% brackets), is reduced to 15% (5% for taxpayers with income in the lower brackets). These lower rates apply to both the regular tax and the alternative minimum tax. The lower rates apply to assets held more than one year. For taxpayers with income in the lower brackets, the 5% rate is reduced to 0% for 2008.

        The tax rate on short-term capital gains is unchanged, and they will continue to be taxed at the ordinary income rate. The capital gains changes apply to sales and exchanges (and installment payments received) on or after May 6, 2003, but not with respect to tax years beginning after December 31, 2008.

The special tax rates for gains on assets held for more than five years (8% for taxpayers with income in the 10% and 15% brackets; 18% for other taxpayers with respect to assets purchased after 2000) have been repealed.

BACK-UP WITHHOLDING CHANGES
        Prior to the passage of JGTRRA the backup withholding rate for shareholders that did not provide taxpayer identification numbers was 30%. This rate has been reduced to 28%, retroactive to January 1, 2003.

TAXES

        The following supplements the tax disclosure provided in the Prospectuses.

        A Portfolio will inform its shareholders of the amount of their income dividends and capital gain distributions, and will advise them of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Portfolio shares for a full year, the Portfolio may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Portfolio. Distributions declared in December but paid in January are taxable to you as if paid in December.

        Redemptions and exchanges of Portfolio shares are taxable transactions for federal and state income tax purposes. If you redeem your Portfolio shares, or exchange them for shares of a different Delaware Investments fund, the IRS requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

        Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Portfolio on those shares.

        All or a portion of any loss that you realize on the redemption of your Portfolio shares is disallowed to the extent that you buy other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

        If you redeem some or all of your shares in a Fund, and then reinvest the redemption proceeds in the Fund or in another Delaware Investments Portfolio within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. In reporting any gain or loss on your redemption, all or a portion of the sales charge that you paid for your original shares in the Fund is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

        A portion of each Portfolio's dividends may qualify for the dividends-received deduction for corporations provided in the federal income tax law. The portion of dividends paid by a Portfolio that so qualifies will be designated each year in a notice mailed to a Portfolio's shareholders, and cannot exceed the gross amount of dividends received by a Portfolio from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of a Portfolio if the Portfolio was a regular corporation. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Portfolio may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by a Portfolio were debt-financed or held by a Portfolio for less than a minimum period of time, generally 46 days. Similarly, if your Portfolio shares are debt-financed or held by you for less than a 46-day period, then the dividends-received deduction for Portfolio dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

        In addition to the federal taxes described above, distributions and gains by the Portfolios, from the sale or exchange of your shares, generally will be subject to various state and local taxes. Because shareholders' state and local taxes may be different than the federal taxes described above, shareholders should consult their own tax advisors. Non-U.S. investors may be subject to U.S. withholding and estate tax. Each year Pooled Trust will mail to you information on the amount and tax status of each Portfolio's dividends and distribution.

        A Portfolio may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by a Portfolio is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to a Portfolio (possibly causing the Portfolio to sell securities to raise the cash for necessary distributions) and/or defer the Portfolio's ability to recognize a loss, and, in limited cases, subject the Portfolio to U.S. federal income tax on income from certain foreign securities. These rules could therefore affect the amount, timing or character of the income distributed to you by a Portfolio.

        See also "OTHER TAX REQUIREMENTS" under "ACCOUNTING AND TAX ISSUES" in this Part B.

FUTURES CONTRACTS AND STOCK OPTIONS
(THE MID-CAP GROWTH EQUITY PORTFOLIO, THE REAL ESTATE INVESTMENT TRUST PORTFOLIOS, THE EMERGING MARKETS PORTFOLIO, THE CORE PLUS FIXED INCOME PORTFOLIO, THE CORE FOCUS FIXED INCOME PORTFOLIO, THE INTERMEDIATE FIXED INCOME PORTFOLIO, THE SMALL-CAP VALUE EQUITY PORTFOLIO, THE SMALL-CAP GROWTH EQUITY PORTFOLIO, THE SMALL-CAP GROWTH II EQUITY PORTFOLIO AND THE SMID-CAP GROWTH EQUITY PORTFOLIO)
        The Mid-Cap Growth Equity Portfolio's, The Real Estate Investment Trust Portfolios', The Emerging Markets Portfolio's, The Core Plus Fixed Income Portfolio's, The Core Focus Fixed Income Portfolio's, The Intermediate Fixed Income Portfolio's, The Small-Cap Value Equity Portfolio's, The Small-Cap Growth Equity Portfolio's, The Small-Cap Growth II Equity Portfolio's, The Smid-Cap Growth Equity Portfolio's transactions in options and futures contracts will be subject to special tax rules that may affect the amount, timing and character of distributions to shareholders. For example, certain positions held by a Portfolio on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on such day, and any gain or loss associated with such positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Portfolio that substantially diminish its risk of loss with respect to other positions in a Portfolio will constitute "straddles," which are subject to special tax rules that may cause deferral of the Portfolio's losses, adjustments in the holding periods of Portfolio securities and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles which could alter the effects of these rules. The Portfolios will limit their activities in options and futures contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

FORWARD CURRENCY CONTRACTS

(THE INTERNATIONAL EQUITY PORTFOLIO, THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO, THE REAL ESTATE INVESTMENT TRUST PORTFOLIOS, THE GLOBAL FIXED INCOME PORTFOLIO, THE EMERGING MARKETS PORTFOLIO, THE INTERNATIONAL FIXED INCOME PORTFOLIO, THE SMALL-CAP VALUE EQUITY PORTFOLIO, THE SMALL-CAP GROWTH EQUITY PORTFOLIO, THE SMALL-CAP GROWTH II EQUITY PORTFOLIO, THE SMID-CAP GROWTH EQUITY PORTFOLIO, THE CORE FOCUS FIXED INCOME PORTFOLIO, THE INTERMEDIATE FIXED INCOME PORTFOLIO AND THE CORE PLUS FIXED INCOME PORTFOLIO)

        The International Equity Portfolio, The Labor Select International Equity Portfolio, The Real Estate Investment Trust Portfolios, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Emerging Markets Portfolio, The Small-Cap Value Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity Portfolio, The Core Focus Fixed Income Portfolio, The Intermediate Fixed Income Portfolio and The Core Plus Fixed Income Portfolio will be required for federal income tax purposes to recognize any gains and losses on forward currency contracts as of the end of each taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a forward currency contract is considered to be ordinary income or loss. Furthermore, forward currency futures contracts which are intended to hedge against a change in the value of securities held by these Portfolios may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

        Special tax considerations also apply with respect to foreign investments of these Portfolios. For example, certain foreign exchange gains and losses (including exchange gains and losses on forward currency contracts) realized by the Portfolio will be treated as ordinary income or losses.

STATE AND LOCAL TAXES
        Shares of Pooled Trust are exempt from Pennsylvania county personal property tax.

INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS

        Delaware Management Company ("Delaware"), 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to all of the Funds' Portfolios, subject to the supervision and direction of Board of Trustees of Pooled Trust. Mondrian Investment Partners Ltd. ("Mondrian"), Third Floor, 80 Cheapside, London, England EC2V 6EE, furnishes investment sub-advisory services to The International Equity, The Labor

Select International Equity, The Emerging Markets, The Global Fixed Income and The International Fixed Income Portfolios subject to the supervision and direction of Pooled Trust's Board of Trustees.

        The Fund has formally delegated to Delaware and Mondrian (each an "Adviser") the ability to make all proxy voting decisions in relation to portfolio securities held by the Fund. If and when proxies need to be voted on behalf of the Fund, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The Adviser has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Adviser's proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund.

        In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the Fund and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the Fund, ISS will create a record of the vote. Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently reported 12-month period ended June 30 is available without charge (i) through the Fund's website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

        The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Adviser will also vote against management's recommendation when it believes that such position is not in the best interests of the Fund.

        As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to management compensation plans are determined on a case-by-case basis; and (vii) generally vote for reports on the level of greenhouse gas emissions from the company's operations and products.

        Because the Fund has delegated proxy voting to the Adviser, the Fund is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the Fund are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Fund.


        On December 31, 2004, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $100.0 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

        The following table contains the dates of the Investment Management Agreements for the Portfolios as well as the dates that they were approved by shareholders.

                                                                                DATE APPROVED BY
        PORTFOLIO                                          DATE OF AGREEMENT    SHAREHOLDERS
        -----------------------------------------------    -----------------    ------------------
        The Large-Cap Value Equity Portfolio               December 15, 1999    December 15, 1999*
        The Mid-Cap Growth Equity Portfolio                December 15, 1999    December 15, 1999*
        The International Fixed Income Portfolio           December 15, 1999    December 15, 1999*
        The International Equity Portfolio                 December 15, 1999    December 15, 1999*
        The Global Fixed Income Portfolio                  December 15, 1999    December 15, 1999*
        The Intermediate Fixed Income Portfolio            December 15, 1999    December 15, 1999*
        The Labor Select International Equity Portfolio    December 15, 1999    December 15, 1999*
        The Real Estate Investment Trust Portfolio         December 15, 1999    December 15, 1999*
        The High-Yield Bond Portfolio                      December 15, 1999    December 15, 1999*
        The Emerging Markets Portfolio                     December 15, 1999    December 15, 1999*
        The Real Estate Investment Trust Portfolio II      December 15, 1999    December 15, 1999*
        The Core Plus Fixed Income Portfolio               December 15, 1999    June 28, 2002*
        The Core Focus Fixed Income Portfolio              December 15, 1999    June 28, 2004*
        The Small-Cap Growth Equity Portfolio              December 15, 1999    December 15, 1999*
        The Small-Cap Growth II Equity Portfolio           December 15, 1999    November 28, 2003*
        The Small-Cap Value Equity Portfolio               December 15, 1999    December 15, 1999*
        The Smid-Cap Growth Equity Portfolio               December 15, 1999    December 1, 2004
        The All-Cap Growth Equity Portfolio                December 15, 1999    March 30, 2000*

        *       Date approved by the initial shareholder.
        ** Will be approved by the initial shareholder prior to commencement of operations.

        The Investment Management Agreements for Pooled Trust have an initial term of two years and may be renewed after their initial term only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees, as applicable, or by vote of a majority of the outstanding voting securities of the Portfolios, and only if the terms of the renewal thereof have been approved by the vote of a majority of the trustees of Pooled Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement is terminable without penalty on 60 days' notice by the trustees of Pooled Trust or by the investment advisor. Each Agreement will terminate automatically in the event of its assignment.

        As compensation for the services to be rendered under their advisory agreements, Delaware is entitled to an advisory fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the Portfolio's average daily net assets for the quarter:

                           Portfolio                          Rate
        --------------------------------------------------    -----------------------------------------
        The Large-Cap Value Equity Portfolio                  0.55%
        The Mid-Cap Growth Equity Portfolio                   0.75%
        The International Equity Portfolio(1)                 0.75%
        The Labor Select International Equity Portfolio(1)    0.75%
        The Real Estate Investment Trust Portfolio            0.75% on the first $500 million;
                                                              0.70% on the next $500 million;
                                                              0.65% on the next $1.5 billion;
                                                              0.60% on assets in excess of $2.5 billion
        The Real Estate Investment Trust Portfolio II         0.75%
        The Intermediate Fixed Income Portfolio               0.40%
        The Global Fixed Income Portfolio(1)                  0.50%
        The International Fixed Income Portfolio(1)           0.50%
        The Core Focus Fixed Income Portfolio                 0.40%
        The High-Yield Bond Portfolio                         0.45%
        The Emerging Markets Portfolio(1)                     1.00%
        The Core Plus Fixed Income Portfolio                  0.43%
        The Small-Cap Growth Equity Portfolio                 0.75%
        The Small-Cap Growth II Equity Portfolio              0.75%
        The Small-Cap Value Equity Portfolio                  0.75%
        The Smid-Cap Growth Equity Portfolio                  0.75%
        The All-Cap Growth Equity Portfolio                   0.75%

(1) Delaware has entered into sub-advisory agreements with Mondrian with respect to The International Equity, The Labor Select International Equity, The Global Fixed Income, The International Fixed Income and The Emerging Markets Portfolios. As compensation for its services as sub-advisor to Delaware, Mondrian is entitled to receive sub-advisory fees from Delaware equal to 0.36% of the average daily net assets of The International Equity Portfolio; 0.30% of the average daily net assets of The Labor Select International Equity Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio; and 0.75% of the average daily net assets of The Emerging Markets Portfolio.

Delaware has elected to waive that portion, if any of the annual investment advisory fees payable by a particular Portfolio and to pay a Portfolio for its expenses to the extent necessary to ensure that the expenses of that Portfolio (exclusive of taxes, interest, certain insurance costs, brokerage commissions and extraordinary expenses) did not exceed, on an annualized basis, the following percentages of average daily net assets from the commencement of operations through October 31, 2005 unless otherwise noted:

                              PORTFOLIO

        The Large-Cap Value Equity Portfolio                  0.68%
        The Mid-Cap Growth Equity Portfolio                   0.93%
        The International Equity Portfolio                     N/A(4)
        The Labor Select International Equity Portfolio       0.96%
        The Real Estate Investment Trust Portfolio            1.10%(1)
        The Real Estate Investment Trust Portfolio II         0.86%
        The Intermediate Fixed Income Portfolio               0.43%
        The Core Focus Fixed Income Portfolio                 0.43%
        The Global Fixed Income Portfolio                     0.60%(2)
        The International Fixed Income Portfolio              0.60%(3)
        The High-Yield Bond Portfolio                         0.59%
        The Emerging Markets Portfolio                        1.55%
        The Core Plus Fixed Income Portfolio                  0.50%
        The Small-Cap Growth Equity Portfolio                 0.89%
        The Small-Cap Growth II Equity Portfolio              0.92%
        The Small-Cap Value Equity Portfolio                  0.89%
        The Smid-Cap Growth Equity Portfolio                  0.92%
        The All-Cap Growth Equity Portfolio                   0.89%

(1) With respect to Delaware REIT Fund A Class, Delaware REIT Fund B Class, Delaware REIT Fund C Class, Delaware REIT Fund Institutional Class and the Real Estate Investment Trust Portfolio Class of The Real Estate Investment Trust Portfolio, Delaware has contracted to waive that portion, if any, of the annual investment advisory fee payable by such classes and to reimburse each class for its expenses to the extent necessary to ensure that the expenses of each class (exclusive of applicable 12b-1 plan expenses, taxes, interest, brokerage commissions, certain insurance costs, extraordinary expenses) do not exceed, on an annualized basis, 1.15% as a percentage of average net assets during the period March 1, 2002 through February 28, 2005. From March 1, 2001 through February 28, 2002, expenses were capped at 1.10%. From November 11, 1998 through February 28, 2001, expenses were capped at 0.95%. From commencement of operations of the classes through November 11, 1998, expenses were capped at 0.86%.


(2) Mondrian (formerly known as Delaware International Advisers Ltd.) voluntarily elected to waive that portion, if any, of its annual investment advisory fees and to pay The Global Fixed Income Portfolio for its expenses to the extent necessary to ensure that the expenses of that Portfolio (exclusive of taxes, interest, brokerage commissions, certain insurance costs and extraordinary expenses) did not exceed, on an annualized basis, 0.62% as a percentage of average net assets for the period from the commencement of the public offering for the Portfolio through October 31, 1994. Such waiver was modified effective November 1, 1994 to provide that such expenses of the Portfolio do not exceed, on an annualized basis, 0.60%. Delaware voluntarily elected to waive that portion, if any, of its annual investment advisory fees and to pay The Global Fixed Income Portfolio for its expenses to the extent necessary to ensure that the expenses of that Portfolio (exclusive of taxes, interest, brokerage commissions, certain insurance costs and extraordinary expenses) did not exceed, on an annualized basis, 0.60% as a percentage of average net assets through October 31, 2005.

(3) Mondrian (formerly known as Delaware International Advisers Ltd.) voluntarily elected to waive that portion, if any, of its annual investment advisory fees and to pay The International Fixed Income Portfolio for its respective expenses to the extent necessary to ensure that the expenses of that Portfolio (exclusive of taxes, interest, brokerage commissions, certain insurance costs and extraordinary expenses) did not exceed, on an annualized basis, 0.62% as a percentage of average net assets for the period from the commencement of the public offering for the Portfolio through April 30, 1994. Such waiver for The International Fixed Income Portfolio was modified effective May 1, 1994 to provide that such expenses of the Portfolio do not exceed, on an annual basis, 0.60%. Delaware voluntarily elected to waive that portion, if any, of its annual investment advisory fees and to pay The International Fixed Income Portfolio for its respective expenses to the extent necessary to ensure that the expenses of that Portfolio (exclusive of taxes, interest, brokerage commissions, certain insurance costs and extraordinary expenses) did not exceed, on an annualized basis, 0.60% as a percentage of average net assets through October 31, 2005.

(4) Mondrian (formerly known as Delaware International Advisers Ltd.) voluntarily elected to wave that portion, if any, of its annual investment advisory fees and to pay The International Equity Portfolio for its respective expenses to the extent necessary to ensure that the expenses of that Portfolio (exclusive of taxes, interest, brokerage commissions, certain insurance costs and extraordinary expenses) did not exceed, on an annualized basis, 0.96% as a percentage of average net assets for the period from the commencement of the public offering for the Portfolio through October 31, 2001. Such waiver for The International Equity Portfolio was terminated effective November 1, 2001.

        Investment management fees incurred for the last three fiscal years with respect to each Portfolio follows:


                  PORTFOLIO                         OCTOBER 31, 2004     OCTOBER 31, 2003     OCTOBER 31, 2002
-----------------------------------------------    -----------------    -----------------    -----------------
The Large-Cap Value Equity Portfolio               $134,221 earned      $220,002 earned      $327,450 earned
                                                   $92,059 paid         $129,794 paid        $288,209 paid
                                                   $42,162 waived       $90,208 waived       $39,241 waived
The Mid-Cap Growth Equity Portfolio                $124,176 earned      $49,332 earned       $19,840 earned
                                                   $120,890 paid        $42,680 paid         $7,174 paid
                                                   $3,286 waived        $6,652 waived        $12,666 waived
The International Equity Portfolio                 $7,030,704 earned    $3,650,612 earned    $3,309,081 earned
                                                   $7,030,704 paid      $3,650,612 paid      $3,309,081 paid
                                                   $-0- waived          $-0- waived          $-0- waived
The Global Fixed Income Portfolio                  $1,199,723 earned    $1,256,931 earned    $1,397,062 earned
                                                   $1,098,219 paid      $1,138,330 paid      $1,220,768 paid
                                                   $101,504 waived      $118,601 waived      $176,294 waived
The Labor Select International Equity Portfolio    $2,262,509 earned    $1,012,644 earned    $665,857 earned
                                                   $2,262,509 paid      $1,012,148 paid      $665,857 paid
                                                   $-0- waived          $496 waived          $-0- waived
The Real Estate Investment Trust Portfolio         $3,749,245 earned    $2,664,544 earned    $1,647,564 earned
                                                   $3,095,711 paid      $2,106,249 paid      $1,645,599 paid
                                                   $653,534 waived      $558,295 waived      $1,965 waived
The Intermediate Fixed Income Portfolio            $64,617 earned       $12,718 earned       $25,014 earned
                                                   $28,336 paid         $-0- paid            $15,579 paid
                                                   $36,281 waived       $12,718 waived       $9,435 waived
The High-Yield Bond Portfolio                      $17,970 earned       $20,333 earned       $19,638 earned
                                                   $1,414 paid          $3,724 paid          $6,764 paid
                                                   $16,556 waived       $16,609 waived       $12,874 waived
The International Fixed Income Portfolio           $295,827 earned      $203,900 earned      $191,678 earned
                                                   $255,722 paid        $171,120 paid        $163,503 paid
                                                   $40,105 waived       $32,780 waived       $28,175 waived
The Emerging Markets Portfolio                     $4,357,949 earned    $1,626,446 earned    $1,294,941 earned
                                                   $4,357,949 paid      $1,626,446 paid      $1,294,941 paid
                                                   $-0- waived          $-0- waived          $-0- waived
The Real Estate Investment Trust Portfolio II      $335,174 earned      $242,172 earned      $124,453 earned
                                                   $315,698 paid        $231,022 paid        $113,210 paid
                                                   $19,476 waived       $11,150 waived       $11,243 waived
The Core Plus Fixed Income Portfolio(1)            $70,574 earned       $32,576 earned       $7,450 earned
                                                   $25,055 paid         $3,157 paid          $-0- paid
                                                   $45,519 waived       $29,419 waived       $7,450 waived
The Core Focus Fixed Income Portfolio(4)           $3,294 earned        N/A                  N/A
                                                   $-0- paid
                                                   $3,294 waived
The Small-Cap Growth Equity Portfolio              $834,951 earned      $450,732 earned      $305,234 earned
                                                   $834,951 paid        $445,010 paid        $297,178 paid
                                                   $-0- waived          $5,722 waived        $8,056 waived
The Small-Cap Growth II Equity Portfolio(2)        $13,565 earned       N/A                  N/A
                                                   $1,135 paid
                                                   $12,430 waived
The Small-Cap Value Equity Portfolio               $28,474 earned       $21,472 earned       $20,921 earned
                                                   $24,722 paid         $18,242 paid         $17,694 paid
                                                   $3,752 waived        $3,230 waived        $3,227 waived

The Smid-Cap Growth Equity Portfolio(3)            N/A                  N/A                  N/A
The All-Cap Growth Portfolio                       $50,567 earned       $56,779 earned       $73,696 earned
                                                   $32,691 paid         $47,147 paid         $62,552 paid
                                                   $17,876 waived       $9,632 waived        $11,144 waived


(1)     Commenced operations on June 28, 2002.
(2)     Commenced operations on December 1, 2003.
(3)     Commenced operations on December 1, 2004.
(4)     Commenced operations on July 1, 2004.

        On October 31, 2004, the total net assets of Pooled Trust were $3,494,674,616 and are broken down as follows:

        The Large-Cap Value Equity Portfolio              $    15,521,052
        The Mid-Cap Growth Equity Portfolio               $    17,696,023
        The International Equity Portfolio                $ 1,266,245,525
        The Global Fixed Income Portfolio                 $   268,351,957
        The Labor Select International Equity Portfolio   $   452,413,034
        The Real Estate Investment Trust Portfolio        $   550,957,392
        The Real Estate Investment Trust Portfolio II     $    54,629,972
        The Intermediate Fixed Income Portfolio           $    18,929,896
        The High-Yield Bond Portfolio                     $     2,703,120
        The Emerging Markets Portfolio                    $   623,648,689
        The International Fixed Income Portfolio          $    61,386,189
        The Core Plus Fixed Income Portfolio              $    35,795,665
        The Core Focus Fixed Income Portfolio(1)          $     5,616,425
        The Small-Cap Growth Equity Portfolio             $   108,043,091
        The Small-Cap Growth II Equity Portfolio(2)       $     1,968,102
        The Small-Cap Value Equity                        $     4,041,673
        The Smid-Cap Growth Equity Portfolio(3)                      $-0-
        The All-Cap Growth Equity Portfolio               $     6,726,811


        (1)     Commenced operations on July 1, 2004.
        (2)     Commenced operations on December 1, 2003.
        (3)     Commenced operations on December 1, 2004.

        Delaware is an indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH").

        Except for the expenses borne by the investment advisors under their respective Investment Management Agreements or Sub-Advisory Agreements and the distributor under the Distribution Agreements, each Portfolio is responsible for all of its own expenses. Among others, these expenses include each Portfolio's proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

DISTRIBUTION AND SERVICE
        The Distributor is located at 2005 Market Street, Philadelphia, PA 19103 and serves as the national distributor for each Portfolio of Pooled Trust under a Distribution Agreement dated November 1, 2001. The Distributor is an affiliate of Delaware and bears all of the costs of promotion and distribution.

        Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Delaware, serves as the Funds' financial intermediary wholesaler pursuant to the Second Amended and Restated Financial Intermediary Distribution Agreement with the Distributor dated August 21, 2003. LFD is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries (collectively, "Financial Intermediaries"). The address of LFD is 2001 Market Street, Philadelphia, PA 19103-7055.

        LFD shall: (i) promote the sale of the Funds' shares through broker/dealers, financial advisors and other financial intermediaries (collectively, "Financial Intermediaries"); (ii) create messaging and packaging for certain non-regulatory sales and marketing materials related to the Funds; and (iii) produce such non-regulatory sales and marketing materials related to the Funds. The rate of compensation, which is calculated and paid monthly, to LFD for the sales of shares of the retail funds of Delaware Investments Family of Funds (excluding the shares of Delaware VIP Trust series, money market funds and house accounts and shares redeemed within 30 days of purchase) is a non-recurring fee equal to the amount shown below:

                                                          Basis Points on Sales
                                                          ---------------------
Retail Mutual Funds (Class A, B and C Shares)                     0.50%
Merrill Lynch Connect Program                                     0.25%
Registered Investment Advisors and
 H.D. Vest Institutional Classes                                  0.45%
Citigroup Global Capital Markets, Inc. (formerly
 Salomon Smith Barney) and Delaware International Value
 Equity Fund Class I Shares                                          0%

        In addition to the non-recurring fee set forth above, the Distributor pays LFD a fee at the annual rate set forth below of the average daily net assets of Fund shares of the Delaware Investments retail funds outstanding and beneficially owned by shareholders through Financial Intermediaries, including those Fund shares sold before the date of this Agreement.

                                                          Basis Points on Sales
                                                          ---------------------
Retail Mutual Funds (including shares of money market
 funds and house accounts and shares redeemed within 30
 days of purchase)                                                0.04%
Merrill Lynch Connect Program                                        0%
Registered Investment Advisors and
H.D. Vest Institutional Classes                                   0.04%
Citigroup Global Capital Markets, Inc. (formerly
 Salomon Smith Barney) and Delaware International Value
 Equity Fund Class I Shares                                       0.04%

The fees associated with LFD's services to the Funds are borne exclusively by the Distributor and not by the Funds.

        Delaware Service Company, Inc., an affiliate of Delaware, is Pooled Trust's shareholder servicing, dividend disbursing and transfer agent for each Portfolio pursuant to a Shareholders Services Agreement dated April 19, 2001. Delaware Service Company, Inc. also provides accounting services to the Portfolio pursuant to the terms of a separate Fund Accounting Agreement. Delaware Service Company, Inc.'s principal business address is 2005 Market Street, Philadelphia, PA 19103. It is also an indirect, wholly owned subsidiary of DMH.

        The Portfolios have authorized one or more brokers to accept on its behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of the Portfolios. For purposes of pricing, a Portfolio will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Investors may be charged a fee when effecting transactions through a broker or agent.

OFFICERS AND TRUSTEES

         The business and affairs of Pooled Trust are managed under the direction of its Board of Trustees.

         [As of January 31, 2005, no one account held 25% or more of the outstanding shares of Pooled Trust. As of January 31, 2005, the Trustees and Officers of Pooled Trust, as a group, held less than 1% of the shares of each of the Portfolios.]

         As of January 31, 2005, management believes the following accounts held of record 5% or more of the outstanding shares of a Portfolio. Management has no knowledge of beneficial ownership.

DELAWARE POOLED TRUST:


PORTFOLIO                               NAME AND ADDRESS OF ACCOUNT                       SHARE AMOUNT    PERCENTAGE
-------------------------------------   ----------------------------------------------   --------------   ----------
The Large-Cap Value Equity Portfolio    Jesuit High School of New Orleans                   321,927.320        34.27%
                                        4133 Banks Street
                                        New Orleans, LA 70119-6883

                                        LaSalle National Bank Trustee                       182,905.160        19.47%
                                        FBO Metz Baking Company
                                        P.O. Box 1443 Chicago, IL 60690-1443

                                        Board of Trustees of the Malpas TRS                 125,316.660        13.34%
                                        c/o Robert A. Duff
                                        911 Fordice Road
                                        Lebanon, IN  46052-1938

                                        State of Georgia Employees                          114,654.230        12.20%
                                        Deferred Compensation Group Trust
                                        200 Piedmont Avenue
                                        Suite 1016 West
                                        Atlanta, GA 30334-9032

                                        Pace Local 2-286                                     67,711.490         7.20%
                                        Severance/401(k) Plan
                                        410 North 8th Street
                                        Philadelphia, PA 19123-3903

                                        Richard Bland College                                54,254.800         5.77%
                                        Foundation Fund
                                        11301 Johnson Road
                                        Petersburg, VA 23805-7100

The Mid-Cap Growth Equity Portfolio     UA Plumbers and Steamfitters Local 22             3,545,096.860        66.58%
                                        3900 Packard Road
                                        Niagara Falls, NY 14303-2236

                                        Roosevelt University                                904,215.250        16.98%
                                        430 South Michigan Avenue
                                        Chicago, IL 60605-1394

                                        Crestar Bank                                        778,415.830        14.62%
                                        Cust The College of William & Mary
                                        P.O. Box 105870 CTR 3144 Atlanta, GA
                                        30348-5870

PORTFOLIO                               NAME AND ADDRESS OF ACCOUNT                       SHARE AMOUNT    PERCENTAGE
-------------------------------------   ----------------------------------------------   --------------   ----------
The International Equity Portfolio      Patterson and Company                            16,287,365.810        21.10%
                                        Mutual Funds
                                        1525 West WT Harris Boulevard
                                        Charlotte, NC 28262-8522

                                        First Union Portfolio Strategies Omnibus          7,157,713.060         9.27%
                                        1525 West WT Harris Boulevard
                                        Charlotte, NC 28262-8522

                                        Patterson and Company                             4,796,492.190         6.21%
                                        Portfolio Strategies Omnibus
                                        1525 West WT Harris Boulevard
                                        Charlotte, NC 28262-8522

The Intermediate Fixed Income           The Healthcare Foundation of NJ                   1,333,317.720        74.73%
Portfolio                               70 South Orange Avenue, Suite 245
                                        Livingston, NJ 07039-4903

                                        Freight Drivers & Helpers Local 557                 364,046.020        20.40%
                                        Pension Plan
                                        4600 Powder Mill Road, Suite 100
                                        Beltsville, MD 20705-2647

The Global Fixed Income Portfolio       Dartmouth Hitchcock Master                        2,052,496.350         9.03%
                                        Investment Program of Pooled
                                        Investment Accounts
                                        Attn:  Robin F. Mackey - Finance Dept.
                                        1 Medical Center Drive
                                        Lebanon, NH 03756-1000

                                        Fifth Third Bank Trustee for                      1,503,656.870         6.61%
                                        Steelcase Inc. Retirement Plan
                                        Balanced
                                        One Wall Street
                                        12th Floor
                                        New York, NY 10286-0001

                                        Standex International Corporation                 1,161,319.980         5.10%
                                        Retirement Plans Trust
                                        6 Manor Parkway
                                        Salem, NH 03079-2897

The International Fixed Income          Brockton Retirement Board                         1,393,270.750        26.15%
Portfolio                               15 Christy's Drive
                                        Brockton, MA 02301-1813

                                        Strafe & Co. FAO Lakeland Hospital                  995,399.720        18.68%
                                        340 South Cleveland Avenue
                                        Westerville, OH 43081-8917

                                        Coamerica Bank Trustee                              990,290.240        18.59%
                                        Oakwood Pension Plan
                                        P.O. Box 75000 M/C #3446 Detroit, MI
                                        48275-0001

PORTFOLIO                               NAME AND ADDRESS OF ACCOUNT                       SHARE AMOUNT    PERCENTAGE
-------------------------------------   ----------------------------------------------   --------------   ----------
                                        Strafe & Co.                                        573,531.530        10.76%
                                        FAO Mercy Memorial Hospital - DEL
                                        Non-Networked
                                        P.O. Box 160 Westerville, OH 43086-0160

                                        Strafe & Co. Non-Networked                          402,577.960         7.55%
                                        FBO Munson Medical Center
                                        Non-Networked
                                        P.O. Box 160 Westerville, OH 43086-0160

                                        Strafe & Co. Non-Networked                          296,629.920         5.56%
                                        FBO Memorial Healthcare FND
                                        Non-Networked
                                        P.O. Box 160 Westerville, OH 43086-0160

                                        Strafe & Co. Non-Networked                          274,157.320         5.14%
                                        FBO Mercy Hospital Retirement
                                        Non-Networked
                                        P.O. Box 160 Westerville, OH 43086-0160

The Labor Select International          SEIU Pension Plan Master Trust                     5144,614.360        16.64%
Equity Portfolio                        1313 L Street NW
                                        Washington DC 20005-4101

                                        Dingle & Co.                                      2,272,757.780         7.35%
                                        c/o Comerica Bank
                                        P.O. Box 75000 Detroit, MI 48275-0001

                                        Maritime Association ILA Pension Fund             2,055,904.160         6.65%
                                        11550 Fuqua Street, Suite 425
                                        Houston, TX 77034-4597

Delaware REIT Fund Class A              Charles Schwab & Co.                              1,499,207.330         9.41%
                                        Spec Custody Account for the EXCL
                                        Benefit of Custs Attn:  Mutual Funds
                                        101 Montgomery Street
                                        San Francisco, CA 94101-4122

Delaware REIT Fund Class B              MLPF&S for the Sole Benefit                         459,930.050        11.01%
                                        Of Its Customers
                                        Attn:  Fund Administration
                                        4800 Deer Lake Drive East, 2nd Floor
                                        Jacksonville, FL 32246-6484

Delaware REIT Fund Class C              MLPF&S for the Sole Benefit                         518,040.310        13.99%
                                        Of Its Customers
                                        Attn:  Fund Administration
                                        4800 Deer Lake Drive East, 2nd Floor
                                        Jacksonville, FL 32246-6484

PORTFOLIO                               NAME AND ADDRESS OF ACCOUNT                       SHARE AMOUNT    PERCENTAGE
-------------------------------------   ----------------------------------------------   --------------   ----------
Delaware REIT Fund Class R              Graham Riddle                                        18,314.180        14.67%
                                        Jeffery M. Schwartz Trustees
                                        FBO National Security Research
                                        401(k) Plan
                                        2231 Crystal Drive, Suite 500
                                        Arlington, VA 22202-3722

                                        MLPF&S for the Sole Benefit                          11,197.900         8.97%
                                        Of Its Customers
                                        Attn:  Fund Administration
                                        4800 Deer Lake Drive East, 2nd Floor
                                        Jacksonville, FL 32246-6484

                                        Roger D. Hohlt Trustee                                8,613.630         6.90%
                                        FBO Curtis Blakely & Co.
                                        Employee Savings
                                        Attn:  Roger Hohlt
                                        2403 Judson Road
                                        Longview, TX 75605-4639

                                        MCB Trust Services Custodian FBO                      7,527.200         6.03%
                                        Emigh Hardware Company
                                        700 17th Street, Suite 300
                                        Denver, CO 80202-3531

                                        MCB Trust Services Custodian FBO                      7,024.150         5.62%
                                        Data Business Equipment Inc.
                                        700 17th Street, Suite 300
                                        Denver, CO 80202-3531

Delaware REIT Fund Institutional        Charles Schwab & Co.                              1,033,195.060        36.57%
Class                                   Spec Custody Account for the EXCL
                                        Benefit of Custs Attn:  Mutual Funds
                                        101 Montgomery Street
                                        San Francisco, CA 94101-4122

                                        Fidelity Investments Institutional                  377,880.100        13.37%
                                        Operations Co. FIIOC as Agent
                                        For Certain Employee Benefit Plans
                                        100 Magellan Way, KW1C
                                        Covington, KY 41015-1999

                                        RS DMC Employee MPP Plan                            203,932.180         7.21%
                                        Delaware Management Co.
                                        Employee Money Purchase Pension
                                        c/o Rick Seidel
                                        1818 Market Street
                                        Philadelphia, PA 19103-3638

The High-Yield Bond Portfolio           Mac & Co.                                           181,110.010        99.99%
                                        Mutual Funds Operations
                                        P.O. Box 3198 Pittsburgh, PA 15230-3198

PORTFOLIO                               NAME AND ADDRESS OF ACCOUNT                       SHARE AMOUNT    PERCENTAGE
-------------------------------------   ----------------------------------------------   --------------   ----------
The Emerging Markets Portfolio          Northern Trust Co. Trustee for the                7,979,119.280        15.28%
                                        Teachers Retirement System of the
                                        State of Illinois Master Trust
                                        50 South La Salle Street
                                        Chicago, IL 60675-0001

                                        Indiana Public Employees                          5,586,640.460        10.70%
                                        Retirement Fund
                                        143 West Market Street
                                        Indianapolis, IN 46204-2801

                                        Employees' Retirement System of Rhode Island      5,581,019.930        10.69%
                                        Attn:  Joan Caine, Deputy Treasurer
                                        40 Fountain Street, 8th Floor
                                        Providence, RI 02903-1800

                                        Alameda County Employees                          4,259,292.330         8.15%
                                        Retirement Association
                                        47514th Street, Suite 1000
                                        Oakland, CA 94612-1916

                                        Children's Healthcare of Atlanta, Inc.            4,219,677.280         8.08%
                                        1584 Tullie Circle NE
                                        Atlanta, GA 30329-2311

The Small-Cap Growth Equity Portfolio   First Union Portfolio Strategies Omnibus          1,043,753.400        13.39%
                                        1525 West WT Harris Boulevard
                                        Charlotte, NC  28262-8522

                                        Northern Trust Cust. FBO Eastern Band of            973,820.340        12.49%
                                        Cherokee Indians Endowment
                                        801 South Canal
                                        Chicago, IL 60675-0001

                                        The University of Montana Foundation                869,922.890        11.16%
                                        600 Cornell Avenue - Brantley Hall
                                        P.O. Box 7159 Missoula, MT 59807-7159

                                        Suntrust Bank                                       819,672.130        10.51%
                                        TTEE FBO Genuine Parts Pension
                                        P.O. Box 105870 Atlanta, GA 30348-5870

                                        Wells Fargo Bank N.A.                               781,266.760        10.02%
                                        FBO Arkansas Best
                                        P.O. Box 1533 Minneapolis, MN 55480-1533

                                        Northern Trust Cust. FBO Eastern Band of            622,603.920         7.98%
                                        Cherokee Indians Minors & Incompetence
                                        801 South Canal
                                        Chicago, IL 60675-0001

PORTFOLIO                               NAME AND ADDRESS OF ACCOUNT                       SHARE AMOUNT    PERCENTAGE
-------------------------------------   ----------------------------------------------   --------------   ----------
                                        Wells Fargo Bank N.A.                               450,292.440         5.77%
                                        FBO Hazeldon Investment
                                        Mutual Fund
                                        P.O. Box 1533 Minneapolis, MN 55480-1533

                                        Patterson and Company                               433,949.440         5.56%
                                        Mutual Funds
                                        1525 West WT Harris Boulevard
                                        Charlotte, NC 28262-8522

                                        Strafe and Co.                                      391,424.090         5.02%
                                        FBO TD Williamson
                                        P.O. Box 160 Westerville, OH 43086-0160

The Small-Cap Growth II Equity          DMH Corp                                            235,294.120        99.99%
Portfolio                               Attn:  Joe Hastings
                                        2005 Market Street, 9th Floor
                                        Philadelphia, PA 19103-7042

The Small-Cap Value Equity Portfolio    Lincoln National Life Insurance Co.                 340,896.150        99.99%
                                        1300 South Clinton Street
                                        Fort Wayne, IN 46802-3518

The Smid-Cap Growth Equity Portfolio    DMH Corp                                            235,294.120        99.99%
                                        Attn:  Joe Hastings
                                        2005 Market Street, 9th Floor
                                        Philadelphia, PA 19103-7042

The All-Cap Growth Equity Portfolio     Bost & Co.                                        1,062,739.020        78.32%
                                        Mutual Funds Operations
                                        P.O. Box 3198 Pittsburgh, PA 15230-3198

                                        Lincoln National Life Insurance Co.                 294,117.650        21.67%
                                        1300 South Clinton Street
                                        Fort Wayne, IN 46802-3518

The Core Focus Fixed Income Portfolio   Bricklayers & Allied Craftworkers                   410,450.270        63.17%
                                        NY Local 3 (Rochester Chapter)
                                        3750 Monroe Avenue
                                        Rochester, NY 14534-1302

                                        DMH Corp                                            239,238.200        36.82%
                                        Attn:  Joe Hastings
                                        2005 Market Street, 9th Floor
                                        Philadelphia, PA 19103-7042

The Core Plus Fixed Income Portfolio    Frost National Bank Custodian                     3,988,753.100        52.41%
                                        For Baptist Health Services
                                        P.O. Box 2950 San Antonio, TX 78299-2950

                                        Medamerica Health Systems                         1,369,293.910        17.99%
                                        Pooled Fund Account
                                        One Wyoming Street
                                        Dayton, OH 45409-2722

PORTFOLIO                               NAME AND ADDRESS OF ACCOUNT                       SHARE AMOUNT    PERCENTAGE
-------------------------------------   ----------------------------------------------   --------------   ----------
                                        Des Moines University Osteopathic Medical         1,004,183.650        13.19%
                                        Center
                                        3200 Grand Avenue
                                        Des Moines, IA 50312-4198

                                        Mac & Co.                                           588,004.640         7.72%
                                        Mutual Fund Operations
                                        P.O. Box 3198 525 William Penn Place
                                        Pittsburgh, PA 15219-1707

                                        Pace Local 2-286                                    459,246.310         6.03%
                                        Severance/401(k) Plan
                                        410 North 8th Street
                                        Philadelphia, PA 19123-3903

The Real Estate Investment Trust        Lincoln National Life Insurance Co.               1,061,815.620        99.99%
Portfolio                               1300 South Clinton Street
                                        Fort Wayne, IN 46802-3518

The Real Estate Investment Trust        Saxon and Co.                                       299,673.920        12.18%
Portfolio II                            P.O. Box 7780-1888
                                        Philadelphia, PA 19182-0001

                                        Wachovia Bank N.A.                                  292,032.490        11.87%
                                        FBO City of Allentown
                                        1525 West WT Harris Boulevard
                                        Charlotte, NC  28288-0001

                                        Key Bank N.A.                                       237,122.530         9.63%
                                        TTEE FBO Elkhart General Hospital
                                        P.O. Box 94871 Cleveland, OH 44101-4871

                                        McKinsey Master Retirement Trust                    213,986.710         8.69%
                                        McKinsey & Co., Inc.
                                        c/o Alex Cabe
                                        55 East 52nd Street, 29th Floor
                                        New York, NY 10055-0002

                                        Prince William Hospital                             190,019.500         7.72%
                                        8650 Sudley Road #411
                                        Manassas, VA 20110-4416

                                        Mac & Co.                                           174,220.150         7.08%
                                        Mutual Funds Operations
                                        P.O. Box 3198 525 William Penn Place
                                        Pittsburgh, PA 15219-1707

                                        Key Bank N.A.                                       166,135.130         6.75%
                                        TTEE FBO Elkhart General Hospital
                                        P.O. Box 94871 Cleveland, OH 44101-4871

                                        Meredith College                                    162,309.830         6.59%
                                        3800 Hillsborough Street
                                        Raleigh NC 27607-5298

PORTFOLIO                               NAME AND ADDRESS OF ACCOUNT                       SHARE AMOUNT    PERCENTAGE
-------------------------------------   ----------------------------------------------   --------------   ----------
                                        Harris Bank                                         157,547.860         6.40%
                                        C/FBO Confederated Tribes of
                                        Warm Springs
                                        P.O. Box 71940 Chicago, IL 60694-1940


        DMH Corp., Delaware Investments U.S., Inc., Delaware General Management, Inc. Delaware Management Company, Inc. ("DMC"), Delaware Service Company, Inc., Delaware Distributors, Inc., Delaware Management Trust Company, Delaware Management Business Trust, Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Management Company (a series of Delaware Management Business Trust), Delaware Capital Management (a series of Delaware Management Business Trust), Delaware Lincoln Cash Management (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Retirement Financial Services, Inc. and LNC Administrative Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). DMH is an indirect, wholly owned subsidiary, and subject to the ultimate control, of Lincoln National Corporation. Lincoln National Corporation, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware Investments is the marketing name for DMH and its subsidiaries.

        Certain officers and trustees of Pooled Trust hold identical positions in each of the other funds in the Delaware Investments family. Trustees and principal officers of Pooled Trust are noted below along with their birth dates and their business experience for the past five years. Unless otherwise noted, the address of each officer and trustee is 2005 Market Street, Philadelphia, PA 19103-7094.

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                                FUND COMPLEX        OTHER
                                                                                                OVERSEEN BY      DIRECTORSHIPS
                                POSITION(S)                                                       TRUSTEE/     HELD BY TRUSTEE/
NAME, ADDRESS AND                HELD WITH      LENGTH OF TIME    PRINCIPAL OCCUPATION(S)       DIRECTOR OR       DIRECTOR OR
BIRTHDATE                       POOLED TRUST        SERVED          DURING PAST 5 YEARS           OFFICER           OFFICER
---------------------------   ---------------   --------------   ---------------------------   -------------   -----------------
INTERESTED TRUSTEES

JUDE T. DRISCOLL(2)             Chairman and       5 Years -        Since August 2000, Mr.           77              None
2005 Market Street                Trustee(4)       Executive        Driscoll has served in
Philadelphia, PA 19103                             Officer            various executive
                                                                   capacities at different
March 10, 1963                                   Trustee since        times at Delaware
                                                 May 15, 2003           Investments(1)

                                                                  Senior Vice President and
                                                                  Director of Fixed-Income
                                                                  Process - Conseco Capital
                                                                        Management
                                                                  (June 1998 - August 2000)

                                                                     Managing Director -
                                                                     NationsBanc Capital
                                                                           Markets
                                                                 (February 1996 - June 1998)

INDEPENDENT TRUSTEES

WALTER P. BABICH                  Trustee          17 Years        Board Chairman - Citadel          94              None
2005 Market Street                                                 Construction Corporation
Philadelphia, PA 19103                                                 (1989 - Present)

October 1, 1927

JOHN H. DURHAM                    Trustee         26 Years(3)         Private Investor               94            Trustee -
2005 Market Street                                                                                             Abington Memorial
Philadelphia, PA 19103                                                                                             Hospital

August 7, 1937                                                                                                 President/Director
                                                                                                                    - 22 WR
                                                                                                                  Corporation

JOHN A. FRY                      Trustee(4)         4 Years         President - Franklin &           77              None
2005 Market Street                                                     Marshall College
Philadelphia, PA 19103                                              (June 2002 - Present)

May 28, 1960                                                     Executive Vice President -
                                                                  University of Pennsylvania
                                                                   (April 1995 - June 2002)

ANTHONY D. KNERR                  Trustee          12 Years       Founder/Managing Director          94              None
2005 Market Street                                                    - Anthony Knerr &
Philadelphia, PA 19103                                              Associates (Strategic
                                                                         Consulting)
December 7, 1938                                                       (1990 - Present)

ANN R. LEVEN                      Trustee          16 Years         Treasurer/Chief Fiscal           94           Director -
2005 Market Street                                               Officer - National Gallery                       Andy Warhol
Philadelphia, PA 19103                                               of Art (1994 - 1999)                         Foundation

November 1, 1940                                                                                                  Director -
                                                                                                                 Systemax Inc.

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                                FUND COMPLEX        OTHER
                                                                                                OVERSEEN BY      DIRECTORSHIPS
                                POSITION(S)                                                       TRUSTEE/     HELD BY TRUSTEE/
NAME, ADDRESS AND                HELD WITH      LENGTH OF TIME    PRINCIPAL OCCUPATION(S)       DIRECTOR OR       DIRECTOR OR
BIRTHDATE                       POOLED TRUST        SERVED          DURING PAST 5 YEARS           OFFICER           OFFICER
---------------------------   ---------------   --------------   ---------------------------   -------------   -----------------
INDEPENDENT TRUSTEES
(continued)

THOMAS F. MADISON                  Trustee         11 Years       President/Chief Executive          94           Director -
2005 Market Street                                                 Officer - MLM Partners,                       Banner Health
Philadelphia, PA 19103                                                      Inc.
                                                                  (Small Business Investing                       Director -
February 25, 1936                                                       and Consulting)                          Center Point
                                                                  (January 1993 - Present)                          Energy

                                                                                                                  Director -
                                                                                                                 Digital River
                                                                                                                     Inc.

                                                                                                                  Director -
                                                                                                                    Rimage
                                                                                                                  Corporation

JANET L. YEOMANS                   Trustee          6 Years       Vice President/Mergers &           94              None
2005 Market Street                                                     Acquisitions -
Philadelphia, PA 19103                                                 3M Corporation
                                                                  (January 2003 - Present)
July 31, 1948
                                                                         Ms. Yeomans
                                                                 has held various management
                                                                       positions at 3M
                                                                   Corporation since 1983.

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
MICHAEL P. BISHOF              Senior Vice     Chief Financial      Mr. Bishof has served in         92              None(5)
2005 Market Street            President and     Officer since     various executive capacities
Philadelphia, PA 19103            Chief       February 17, 2005  at different times at Delaware
                                Financial                                  Investments
August 18, 1962                  Officer

RICHELLE S. MAESTRO          Executive Vice       2 Years          Ms. Maestro has served in         92              None(5)
2005 Market Street             President,                         various executive capacities
Philadelphia, PA 19103         Chief Legal                       at different times at Delaware
                               Officer and                                Investments.
November 26, 1957               Secretary

JOHN J. O'CONNOR               Senior Vice     Treasurer since     Mr. O'Connor has served in        92              None(5)
2005 Market Street            President and   February 17, 2005   various executive capacities
Philadelphia, PA 19103          Treasurer                        at different times at Delaware
                                                                           Investments
June 16, 1957

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Portfolio's investment advisor, principal underwriter and its transfer agent.

(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Portfolio's manager and distributor.

(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.

(4) Mr. Driscoll and Mr. Fry are not Trustees of the funds of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

(5) Mr. Bishof, Ms. Maestro and Mr. O'Connor also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter and transfer agent as the registrant.

Following is additional information regarding investment professionals affiliated with the Portfolios.



NAME, ADDRESS                            POSITION(S) HELD WITH       LENGTH OF                PRINCIPAL OCCUPATION(S)
AND BIRTHDATE                                POOLED TRUST           TIME SERVED                 DURING PAST 5 YEARS
-----------------------------------   ---------------------------   -----------   -----------------------------------------------
ROBERT AKESTER                         Senior Portfolio Manager       6 Years     Mr. Akester has served in various capacities at
3rd Floor                                                                                          different times at Mondrian
80 Cheapside
London, England
EC2V 6EE

April 25, 1948

DAMON J. ANDRES                        Vice President and Senior      9 Years     Mr. Andres has served in various capacities at
2005 Market Street                         Portfolio Manager                          different times at Delaware Investments
Philadelphia, PA 19103

October 24, 1969

FIONA A. BARWICK                       Senior Portfolio Manager      10 Years     Ms. Barwick has served in various capacities at
3rd Floor                                                                                   different times at Mondrian
80 Cheapside
London, England
EC2V 6EE

June 26, 1968

MARSHALL T. BASSETT                    Senior Vice President and      7 Years     Mr. Bassett has served in various capacities at
2005 Market Street                     Senior Portfolio Manager                       different times at Delaware Investments
Philadelphia, PA 19103

February 8, 1954

JOANNA BATES                           Senior Portfolio Manager       7 Years      Ms. Bates has served in various capacities at
3rd Floor                                                                                   different times at Mondrian
80 Cheapside
London, England
EC2V 6EE

March 14, 1960

NAME, ADDRESS                            POSITION(S) HELD WITH       LENGTH OF                PRINCIPAL OCCUPATION(S)
AND BIRTHDATE                                POOLED TRUST           TIME SERVED                 DURING PAST 5 YEARS
-----------------------------------   ---------------------------   -----------   -----------------------------------------------
CHRISTOPHER S. BECK                    Senior Vice President and      6 Years      Mr. Beck has served in various capacities at
2005 Market Street                     Senior Portfolio Manager                       different times at Delaware Investments
Philadelphia, PA 19103

December 5, 1957

NIGEL BLISS                                Portfolio Manager          8 Years      Mr. Bliss has served in various capacities at
3rd Floor                                                                                   different times at Mondrian
80 Cheapside
London, England
EC2V 6EE

July 15, 1971

RYAN K. BRIST                          Executive Vice President,      5 Years      Mr. Brist has served in various capacities at
2005 Market Street                       Managing Director and                        different times at Delaware Investments
Philadelphia, PA 19103-7094            Chief Investment Officer,
                                             Fixed Income

March 22, 1971

STEPHEN R. CIANCI                      Senior Vice President and     11 Years     Mr. Cianci has served in various capacities at
2005 Market Street                     Senior Portfolio Manager                       different times at Delaware Investments
Philadelphia, PA 19103

May 12, 1969

GEORGE E. DEMING                       Senior Vice President and     25 Years     Mr. Deming has served in various capacities at
2005 Market Street                     Senior Portfolio Manager                       different times at Delaware Investments
Philadelphia, PA 19103

November 19, 1941

ELIZABETH A. DESMOND                       Director, Senior          12 Years     Ms. Desmond has served in various capacities at
3rd Floor                                Portfolio Manager and                              different times at Mondrian
80 Cheapside                           Regional Research Director
London, England
EC2V 6EE

November 28, 1961

NAME, ADDRESS                            POSITION(S) HELD WITH       LENGTH OF                PRINCIPAL OCCUPATION(S)
AND BIRTHDATE                                POOLED TRUST           TIME SERVED                 DURING PAST 5 YEARS
-----------------------------------   ---------------------------   -----------   -----------------------------------------------
GERALD S. FREY                           Managing Director and        8 Years      Mr. Frey has served in various capacities at
2005 Market Street                         Chief Investment                           different times at Delaware Investments
Philadelphia, PA 19103                 Officer, Growth Investing

February 7, 1946

CLIVE A. GILLMORE                      Deputy Managing Director      13 Years      Mr. Gillmore has served in various capacities
80 Cheapside                             and Senior Portfolio                             at different times at Mondrian
London, England                                 Manager

EC2V 6EE

January 14, 1960

PAUL GRILLO                               Vice President and         11 Years     Mr. Grillo has served in various capacities at
2005 Market Street                     Senior Portfolio Manager                       different times at Delaware Investments
Philadelphia, PA 19103

May 16, 1959

JEFFREY W. HYNOSKI                        Vice President and          5 Years     Mr. Hynoski has served in various capacities at
2005 Market Street                         Portfolio Manage                           different times at Delaware Investments
Philadelphia, PA 19103

September 19, 1962

JOHN KIRK                                 Director and Senior         5 Years      Mr. Kirk has served in various capacities at
80 Cheapside                               Portfolio Manager                                different times at Mondrian
London, England
EC2V 6EE

June 18, 1958

STEVEN T. LAMPE                           Vice President and         10 Years      Mr. Lampe has served in various capacities at
2005 Market Street                         Portfolio Manager                          different times at Delaware Investments
Philadelphia, PA 19103

September 13, 1968

NAME, ADDRESS                            POSITION(S) HELD WITH       LENGTH OF                PRINCIPAL OCCUPATION(S)
AND BIRTHDATE                                POOLED TRUST           TIME SERVED                 DURING PAST 5 YEARS
-----------------------------------   ---------------------------   -----------   -----------------------------------------------
EMMA R.E. LEWIS                        Senior Portfolio Manager       8 Years      Ms. Lewis has served in various capacities at
80 Cheapside                                                                                different times at Mondrian
London, England
EC2V 6EE

January 23, 1969

NIGEL G. MAY                               Director, Senior          12 Years       Mr. May has served in various capacities at
80 Cheapside                             Portfolio Manager and                              different times at Mondrian
London, England                            Regional Research
EC2V 6EE                                       Director

September 23, 1962

CHRISTOPHER A. MOTH                        Director, Senior          11 Years      Mr. Moth has served in various capacities at
80 Cheapside                             Portfolio Manager and                              different times at Mondrian
London, England                        Chief Investment Officer
EC2V 6EE                                 - Global Fixed Income
                                             and Currency

October 17, 1967

TIMOTHY L. RABE                          Senior Vice President        4 Years       Senior Vice President and Senior Portfolio
2005 Market Street                       and Senior Portfolio                       Manager of Delaware Investment Advisers, a
Philadelphia, PA 19103                          Manager                            series of Delaware Management Business Trust
                                                                                                 (2004 - Present)

September 18, 1970

                                                                                      Vice President and Portfolio Manager of
                                                                                     Delaware Investment Advisers, a series of
                                                                                        Delaware Management Business Trust
                                                                                                   (2000 - 2004)


NAME, ADDRESS                            POSITION(S) HELD WITH       LENGTH OF                PRINCIPAL OCCUPATION(S)
AND BIRTHDATE                                POOLED TRUST           TIME SERVED                 DURING PAST 5 YEARS
-----------------------------------   ---------------------------   -----------   -----------------------------------------------
DAVID G. TILLES                        Managing Director, Chief      13 Years     Mr. Tilles has served in various capacities at
80 Cheapside                             Executive Officer and                              different times at Mondrian
London, England                        Chief Investment Officer
EC2V 6EE

February 17, 1952

MATTHEW TODOROW                           Vice President and          2 Years     Vice President and Portfolio Manager - Delaware
2005 Market Street                         Portfolio Manager                         Investment Advisers, a series of Delaware
Philadelphia, PA 19103                                                                       Management Business Trust
                                                                                                 (2003 - Present)

November 22, 1968

                                                                                        Executive Director - Morgan Stanley
                                                                                               Investment Management
                                                                                                   (2001- 2003)

                                                                                        Portfolio Manager - Morgan Stanley
                                                                                               Investment Management
                                                                                                   (1994 - 2003)

LORI P. WACHS                             Vice President and         11 Years      Ms. Wachs has served in various capacities at
2005 Market Street                         Portfolio Manager                          different times at Delaware Investments
Philadelphia, PA 19103

November 8, 1968


        The following table shows each Trustee's ownership of shares of each Portfolio of Pooled Trust and of all Delaware Investments funds as of December 31, 2004.

---------------------------------------- -------------------------------- ---------------------------------------------
                                                                                   AGGREGATE DOLLAR RANGE OF
                                                                                EQUITY SECURITIES IN ALL REGISTERED
                                                 DOLLAR RANGE OF                  INVESTMENT COMPANIES OVERSEEN BY
                                                EQUITY SECURITIES                 TRUSTEE IN FAMILY OF INVESTMENT
NAME OF TRUSTEE                                    IN THE FUND                               COMPANIES
---------------------------------------- -------------------------------- ---------------------------------------------
Jude T. Driscoll                               Delaware REIT Fund                         Over $100,000
                                                $10,001 - $50,000
---------------------------------------- -------------------------------- ---------------------------------------------
Walter A. Babich                                      None                                Over $100,000
---------------------------------------- -------------------------------- ---------------------------------------------
John H. Durham                                        None                                Over $100,000
---------------------------------------- -------------------------------- ---------------------------------------------
John A. Fry                                           None                                Over $100,000
---------------------------------------- -------------------------------- ---------------------------------------------
Anthony D. Knerr                                      None                                $10,001 - $50,000
---------------------------------------- -------------------------------- ---------------------------------------------
Ann R. Leven                                          None                                Over $100,000
---------------------------------------- -------------------------------- ---------------------------------------------
Thomas F. Madison                              Delaware REIT Fund                         $10,001 - $50,000
                                                  $1 - $10,000
---------------------------------------- -------------------------------- ---------------------------------------------
Janet L. Yeomans                                      None                                $50,001 - $100,000
---------------------------------------- -------------------------------- ---------------------------------------------

        With respect to Pooled Trust, the following is a compensation table listing for each Trustee entitled to receive compensation, the aggregate compensation received from Pooled Trust and the total compensation received from all Delaware Investments funds for the fiscal year ended October 31, 2004 and an estimate of annual benefits to be received upon retirement under the Delaware Investments Retirement Plan for Trustees/Directors as of October 31, 2004. Only the independent Trustees of Pooled Trust receive compensation from Pooled Trust.


                                             PENSION OR                           TOTAL
                                             RETIREMENT         ESTIMATED     COMPENSATION
                           AGGREGATE          BENEFITS           ANNUAL           FROM
                         COMPENSATION         ACCRUED           BENEFITS        DELAWARE
                         FROM DELAWARE       AS PART OF           UPON         INVESTMENT
NAME                     POOLED TRUST    PORTFOLIO EXPENSES   RETIREMENT(1)   COMPANIES(2)
----------------------   -------------   ------------------   -------------   ------------
Walter P. Babich         $      14,876          none          $      70,000   $    110,870
John H. Durham           $      13,595          none          $      70,000   $    101,930
John A. Fry              $      13,791          none          $      70,000   $    100,286(3)
Anthony D. Knerr         $      13,963          none          $      70,000   $    109,345
Ann R. Leven             $      14,431          none          $      70,000   $    115,870
Thomas F. Madison        $      13,464          none          $      70,000   $    109,620
Janet L. Yeomans         $      13,464          none          $      70,000   $    109,620

     (1) Under the terms of the Delaware Investments Retirement Plan for Trustees/Directors, each disinterested Trustee/Director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as Trustee/Director for a period equal to the lesser of the number of years that such person served as a Trustee/Director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to trustees/directors of each investment company at the time of such person's retirement. If an eligible Trustee/Director retired as of October 1, 2004, he or she would be entitled to annual payments totaling the amounts noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she serves as a trustee or director, based on the number of investment companies in the Delaware Investments family as of that date.

     (2) Each independent Trustee/Director currently receives a total annual retainer fee of $70,000 for serving as a Trustee/Director for all 32 investment companies in Delaware Investments, plus $5,000 for each Board Meeting attended. The following compensation is in the aggregate from all investment companies in the complex. Members of the audit committee receive additional compensation of $2,500 for each meeting. Members of the nominating committee receive additional compensation of $1,700 for each meeting. In addition, the chairpersons of the audit and nominating committees each receive an annual retainer of $10,000 and $1,500, respectively. The Coordinating Trustee/Director of the Delaware Investments funds receives an additional retainer of $25,000.

     (3) In addition to this compensation, for the 12-month period ended on October 31, 2004, Mr. Fry received $8,827 in professional fees from Voyageur Funds for services provided to the Fund's Board.

The Board of Trustees has the following committees:

        Audit Committee: This committee monitors accounting and financial reporting policies and practices, and internal controls for the Delaware Investments funds. It also oversees the quality and objectivity of the Delaware Investments funds' financial statements and the independent audit thereof, and acts as a liaison between the Delaware Investments funds' Independent Registered Public Accounting Firm and the full Board of Trustees. Three independent trustees comprise the committee. The Audit Committee held six meetings during Pooled Trust's last fiscal year.

        Nominating Committee: This committee recommends board members, fills vacancies and considers the qualifications of board members. The committee also monitors the performance of counsel for independent trustees. Three independent trustees serve on the committee. The Nominating Committee held ten meetings during Pooled Trust's last fiscal year.

GENERAL INFORMATION

        Delaware furnishes investment management services to all of the Fund's Portfolios. Mondrian currently furnishes investment sub-advisory services to The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income and The International Fixed Income Portfolios. Delaware and Mondrian also provide investment management services to certain of the other funds in the Delaware Investments family. While investment decisions of the Portfolios are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Portfolios.

        The Board of Trustees is responsible for overseeing the performance of each Portfolio's investment adviser and determining whether to approve and/or renew each Portfolio's investment management agreements. When the Board considers whether to renew an investment management agreement, it considers various factors that include:

        The nature, extent and quality of the services provided by the investment adviser.

        The investment performance of the fund's assets managed by the investment adviser.

        The fair market value of the services provided by the investment adviser.

        Comparative analysis of expense ratios of, and advisory fees paid by, similar funds.

        The extent to which economies of scale would be realized as the fund grows.

        Other benefits accruing to the investment adviser or its affiliates from its relationship with the fund.

        The investment adviser's management of the operating expenses of the fund, such as transaction costs, including how portfolio transactions for the fund are conducted and brokers are chosen.

        At its annual contract review meeting (the "Annual Meeting"), the Board of Trustees was presented with information concerning each Delaware Investments service provider to the Portfolios, including the investment advisors, the Distributor and the transfer agent, shareholder servicing agent and fund accountant. The Board reviewed materials provided by Delaware Investments concerning the level of service provided to the Portfolios and both the costs to the Portfolios and the profit to Delaware Investments. Throughout the prior year, the Board also received regular reports detailing performance, the current investment strategies for the Portfolios and Portfolio expenses. In addition, at the Annual Meeting the Board separately received and reviewed independent historical and comparative reports provided by Lipper, Inc. ("Lipper") that analyzed the Portfolios' performance over a ten-year period, as well as actual and contractual management and total expenses. The reports also provided comparative information for performance and expenses against the Portfolios' peer mutual funds. In addition to information pertaining to the Portfolios, the Board also received similar information concerning all of the other investment companies in the Delaware Investments Family of Funds.

        In reviewing the investment management agreements for the Portfolios, the Board of Trustees considered the Portfolios' performance relative to their performance goals, peers and benchmark, the investment process and controls used in managing the Portfolios, the Portfolios' fees and expenses relative to its peers, the experience and qualifications of personnel responsible for managing the Portfolios and quality of other services provided to the Portfolios in addition to investment advice.

        The Board met in executive session to consider the investment management agreements. The independent Trustees also met separately with Lipper. The Board believed that management had effectively communicated with the Board and had been very responsive to the issues raised by the Board during the previous year. The Board was pleased with the current staffing within the Portfolios' investment advisors during the past year, the emphasis on research, and the compensation system that had been implemented for investment advisory personnel. In particular, the Board noted that management had maintained and, in some instances, increased financial and personnel resources committed to fund management. The Board considered the overall benefits provided by Delaware Investments' strong corporate management and compliance oversight to all funds in the complex.

        In considering the investment performance of the Portfolios and of comparable mutual funds advised by Delaware and Mondrian, the Board looked at each Portfolio's performance relative to its peers and benchmark. The performance numbers excerpted from the materials reviewed by the Board below represent annualized total returns and are calculated using a Portfolio's daily net asset value. Performance numbers assume reinvestment of income distributions and capital gains on the ex-dividend date. The Portfolios' performance over the past one, three and five year periods ended February 29, 2004 and quartile ranking of each of the Portfolios compared by Lipper to their respective peer group is as follows. The Portfolios' performance is ranked within its Lipper Investment Classification/Objective. A fund with the highest performance is ranked first, and a fund with the lowest performance is ranked last. The performance quartile illustrates the quartile position of the Portfolio within its Lipper Investment Classification/Objective. For purposes of total return, the quartiles are defined as the first quartile is the highest or best 25%; the second quartile is the next 25%; the third quartile is the next 25%; and the fourth quartile is the lowest or worst 25%.

                                                       1 YEAR              3 YEARS             5 YEARS
-----------------------------------------------    ---------------     ---------------     ---------------
The All-Cap Growth Portfolio                                 46.24%              -3.65%                N/A
                                                   second quartile(3)  second quartile(3)
The Core Focus Fixed Income Portfolio(1)                       N/A                 N/A                 N/A
The Core Plus Fixed Income Portfolio                          8.57%                N/A                 N/A
                                                    first quartile
The Emerging Markets Portfolio                               82.18%              22.99%              21.91%
                                                    first quartile      first quartile      first quartile
The Global Fixed Income Portfolio                            15.10%              15.28%               8.70%
                                                    first quartile      first quartile     second quartile
The High Yield Bond Portfolio                                29.68%               8.49%               5.83%
                                                    first quartile     second quartile      first quartile
The Intermediate Fixed Income Portfolio                       5.42%               6.77%               6.89%
                                                    first quartile     second quartile     second quartile
The International Equity Portfolio                           52.70%               6.83%               7.30%
                                                   second quartile      first quartile      first quartile
The International Fixed Income Portfolio                     15.85%              15.41%               7.61%
                                                   second quartile      first quartile     second quartile
The Labor Select International Equity Portfolio              52.76%               7.58%               7.30%
                                                   second quartile      first quartile      first quartile
The Large-Cap Value Equity Portfolio                         38.20%               2.99%               4.03%
                                                   second quartile     second quartile      third quartile
The Mid-Cap Growth Equity Portfolio                          49.15%               1.66%               8.19%
                                                    first quartile     second quartile      first quartile(3)
The Real Estate Investment Trust Portfolio                   44.59%              18.15%              16.52%
                                                   fourth quartile     second quartile     second quartile
The Real Estate Investment Trust Portfolio II                45.96%              19.03%              17.42%
                                                    third quartile      third quartile     second quartile
The Small-Cap Growth Equity Portfolio                        47.18%               4.16%               8.02%
                                                   fourth quartile     second quartile     second quartile
The Small-Cap Growth II Equity Portfolio(2)                    N/A                 N/A                 N/A
The Small-Cap Value Equity Portfolio                         56.84%              15.97%                N/A
                                                    third quartile     second quartile(3)

(1)     Commenced operations July 1, 2004.
(2)     Commenced operations December 1, 2003.
(3) Performance measured against the Portfolio's peer universe. A Portfolio's peer universe comprises all funds that have the same investment objective as the Portfolio and is created by Lipper to expand a peer group and provide a broader view of performance within the investment objective. A peer group is a smaller group of funds that may be similar in management style, duration or quality.

        In considering the costs of the services to be provided and profits to be realized by Delaware and its affiliates from the relationship with the Portfolios, the Board considered the service fees charged to each Portfolio and the fair market value of the services provided by the investment advisors.

        The Board's objective is to limit the total expense ratio of the Portfolios to an acceptable range as compared to the median of a peer group of comparable mutual funds. The Board took into consideration management's agreement with that objective and the means of implementing that objective, which could include certain types of remedial actions as well as potential future voluntary or contractual expense caps.

        In considering the level of the Portfolios' expenses, the Board reviewed each Portfolio's current average for its peers. The Board looked at the advisory fees of each Portfolio compared to their peer groups and at overall levels of expenses for each of the Portfolios compared to its respective peer group. Each Portfolio's quartile rankings (as of each Portfolio's last fiscal year) for contractual management fees, actual management fees and total expenses were as follows. The fund's expenses are ranked within the Expense Group or Expense Universe. A fund with the lowest expense is ranked first, and a fund with the highest expense is ranked last. The expense quartile illustrates the position of the Portfolio within the Expense Group or Expense Universe. For purposes of expenses, the quartiles are defined as: the first quartile in the lowest or best 25%; the second quartile is the next 25%; the third quartile is the next 25%; and the fourth quartile is the highest or worst 25%(1).

        (1) The performance quartile methodology is the opposite of the expense quartile methodology (e.g., the highest expense is defined as being in the fourth quartile, and the highest total return is defined as being in the fourth quartile, etc.).

                                                     Contractual           Actual
                                                   Management Fees    Management Fees    Total Expenses
-----------------------------------------------    ---------------    ---------------    --------------
The All-Cap Growth Equity Portfolio                  1st quartile      2nd quartile       2nd quartile
The Core Focus Fixed Income Portfolio                    N/A               N/A                N/A
The Core Plus Fixed Income Portfolio                 1st quartile      1st quartile       1st quartile
The Emerging Markets Portfolio                       1st quartile      1st quartile       1st quartile
The Global Fixed Income Portfolio                    1st quartile      1st quartile       1st quartile
The High-Yield Bond Portfolio                        1st quartile      1st quartile       1st quartile
The Intermediate Fixed Income Portfolio              2nd quartile      1st quartile       1st quartile
The International Equity Portfolio                   1st quartile      1st quartile       1st quartile
The International Fixed Income Portfolio             1st quartile      1st quartile       1st quartile
The Labor Select International Equity Portfolio      1st quartile      2nd quartile       1st quartile
The Large-Cap Value Equity Portfolio                 1st quartile      1st quartile       1st quartile
The Mid-Cap Growth Equity Portfolio                  1st quartile      2nd quartile       1st quartile
The Real Estate Investment Trust Portfolio           2nd quartile      1st quartile       2nd quartile
The Real Estate Investment Trust Portfolio II        1st quartile      1st quartile       1st quartile
The Small-Cap Growth Equity Portfolio                1st quartile      2nd quartile       1st quartile
The Small-Cap Growth II Equity Portfolio                 N/A               N/A                N/A
The Small-Cap Value Equity Portfolio                 1st quartile      1st quartile       1st quartile

        The Board found each Portfolio's fees to be appropriate after considering these factors and generally in line with fees charged to comparable funds in the industry.

        The Board also reviewed the quality of services performed by the investment adviser's affiliates on behalf of each Portfolio, including fund accounting, transfer agent, administrative, and shareholder services. The Board also considered the prestigious DALBAR service awards received by the investment adviser's affiliate for the quality of service it provided to Portfolio investors.

        Delaware and Mondrian also provide investment management services to certain of the other funds in the Delaware Investments family. While investment decisions for the Portfolios are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Portfolios.

        The Delaware Investments Family of Funds, Delaware Management Company, Mondrian and Delaware Distributors, L.P., in compliance with SEC Rule 17j-1 under the 1940 Act, have adopted Codes of Ethics which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Portfolios, subject to the requirements set forth in Rule 17j-1 and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics are on public file with, and are available from, the SEC.

        The Distributor acts as national distributor for each Portfolio and for the other mutual funds in the Delaware Investments family. The Distributor received net commissions from Delaware REIT Fund on behalf of Class A Shares, after reallowances to dealers, as follows:

                               DELAWARE REIT FUND
                                 CLASS A SHARES


                    TOTAL
FISCAL            AMOUNT OF       AMOUNTS           NET
YEAR            UNDERWRITING     REALLOWED       COMMISSION
ENDED            COMMISSIONS     TO DEALERS    TO DISTRIBUTOR
------------    ------------    -----------    --------------
10/31/04        $    659,512    $   560,479    $       99,033
10/31/03        $    872,697    $   789,958    $       82,739
10/31/02        $  1,148,648    $ 1,019,112    $      129,536


CDSC PAYMENTS


        For the fiscal year ended October 31, 2003 and 2004, the Distributor received aggregate CDSC payments with respect to Delaware REIT Fund Class A, B and C Shares, respectively:

DELAWARE REIT FUND       2004         2003
------------------    ---------    ---------
    Class A           $       0    $       0
    Class B           $ 221,161    $ 266,178
    Class C           $  11,544    $  17,034


        The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for the Portfolios and for the other mutual funds in the Delaware Investments Family of Funds. The Transfer Agent is paid a fee by the Portfolios of Pooled Trust (other than The Real Estate Investment Trust Portfolio) for providing these services consisting of an annual per account charge for (i) each open and closed account on the their records and each account held on a sub-accounting system maintained by firms that hold accounts on an omnibus basis ("Shareholder Accounts"); and (ii) each account on a retirement processing system ("Retirement Accounts"). These charges are as follows:


Shareholder Accounts          $ 21.25 Per Annum
Retirement Accounts           $ 30.00 Per Annum

        These charges are assessed monthly on a pro rata basis and determined by using the number of Shareholder and Retirement Accounts maintained as of the last calendar day of each month. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the disinterested trustees.

        The Transfer Agent also provides accounting services to the Portfolios. Those services include performing all functions related to calculating the Portolio's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments Family of Funds for which it provides such accounting services. Such fee is equal to 0.025% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.020% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each Portfolio and the other mutual funds in the Delaware Investments Family of Funds, on an aggregate pro rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculation based on the type and number of classes per Fund.

        The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio and The Smid-Cap Growth Equity Portfolio reserves the right to operate in a "master-feeder" structure, that is, to invest its assets in another mutual fund with the same investment objective and substantially similar investment policies as those of the respective Portfolio. Each Portfolio has no present intention to operate in a master-feeder structure; however, should the Board of Trustees approve the implementation of a master-feeder structure for a Portfolio, shareholders will be notified prior to the implementation of the new structure.

        Lincoln National Life Insurance Company ("LNLIC") made an investment in each of The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II, The Small-Cap Growth Equity Portfolio, The Small-Cap Value Equity Portfolio, The All-Cap Growth Equity Portfolio and The Core Plus Fixed Income Portfolio, which could result in LNLIC owning approximately 100% of the outstanding shares of the respective Portfolios. Subject to certain limited exceptions, there are no limitations on LNLIC's ability to redeem its shares of any Portfolio and it may elect to do so at any time.

CUSTODY ARRANGEMENTS
        The JPMorgan Chase Bank ("JPMorgan"), 4 Chase Metrotech Center, Brooklyn, NY 11245 serves as custodian for each Portfolio except The Core Plus Fixed Income Portfolio, The Core Focus Fixed Income Portfolio, The Small-Cap Growth II Equity Portfolio and The Smid-Cap Growth Equity Portfolio. Mellon Bank, N.A., One Mellon Center, Pittsburgh, PA 15258, serves as custodian for The Core Plus Fixed Income Portfolio, The Core Focus Fixed Income Portfolio, The Small-Cap Growth II Equity Portfolio and The Smid-Cap Growth Equity Portfolio. As custodian, Chase and Mellon each maintains a separate account or accounts for a Portfolio; receives, holds and releases portfolio securities on account of a Portfolio; receives and disburses money on behalf of a Portfolio; and collects and receives income and other payments and distributions on account of a Portfolio's portfolio securities.

        With respect to foreign securities, Chase and Mellon each makes arrangements with subcustodians who were approved by the trustees of Pooled Trust in accordance with Rule 17f-5 of the 1940 Act. In the selection of foreign subcustodians, the trustees consider a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Portfolios, and the reputation of the institutions in the particular country or region.

CAPITALIZATION
        Pooled Trust has an unlimited authorized number of shares of beneficial interest with no par value, issued in separate portfolios.

        While all shares have equal voting rights on matters affecting Pooled Trust, each Portfolio would vote separately on any matter which affects only that Portfolio. Shares of each Portfolio have a priority in that Portfolios' assets, and in gains on and income from the portfolio of that Portfolio. Shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable.

        Each class of The Real Estate Investment Trust Portfolio represents a proportionate interest in the assets of the Portfolio, and each has the same voting and other rights and preferences as the other classes of the Portfolio, except that shares of the Institutional Class and The Real Estate Investment Trust Portfolio Class may not vote on any matter that affects the Portfolio's Distribution Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares, Class C Shares and Class R Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares may vote on any proposal to increase materially the fees to be paid by the Portfolio under the Rule 12b-1 Plan relating to Class A Shares. General Expenses of the Portfolio will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Plans of Class A Shares, Class B Shares, Class C Shares and Class R Shares will be allocated solely to those classes.

        Effective December 24, 1997, the name of The Fixed Income Portfolio was changed to The Intermediate Fixed Income Portfolio and the name of The Defensive Equity Portfolio was changed to The Large-Cap Value Equity Portfolio. Effective October 7, 1998, the name of The Aggressive Growth Portfolio was changed to The Mid-Cap Growth Equity Portfolio.

NONCUMULATIVE VOTING
        PORTFOLIO SHARES OF POOLED TRUST HAVE NONCUMULATIVE VOTING RIGHTS WHICH MEANS THAT THE HOLDERS OF MORE THAN 50% OF THE SHARES OF POOLED TRUST VOTING FOR THE ELECTION OF TRUSTEES CAN ELECT ALL THE TRUSTEES IF THEY CHOOSE TO DO SO, AND, IN SUCH EVENT, THE HOLDERS OF THE REMAINING SHARES WILL NOT BE ABLE TO ELECT ANY TRUSTEES.

EURO
        On January 1, 1999, the European Economic and Monetary Union implemented a new currency unit, the Euro, for eleven participating European countries. The countries that initially converted or tied their currencies to the Euro are Austria, Belgium, France, Germany, Luxembourg, the Netherlands, Ireland, Finland, Italy, Portugal and Spain. Each participating country is currently phasing in use of the Euro for major financial transactions. In addition, each participating country will begin using the Euro for currency transactions beginning July 1, 2002. Implementation of this plan means that financial transactions and market information, including share quotations and company accounts, in participating countries will be denominated in Euros. Participating governments will issue their bonds in Euros, and monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank. The transition to the Euro is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world.

        Although it is not possible to predict the impact of the Euro implementation plan on the Portfolios, the transition to the Euro presents unique uncertainties, including: (i) the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the Euro; (ii) the establishment and maintenance of exchange rates for currencies being converted into the Euro; (iii) the fluctuation of the Euro relative to non-Euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; (iv) whether the interest rates, tax and labor regimes of European countries participating in the Euro will converge over time;

and (iv) whether the conversion of the currencies of other countries in the European Union ("EU"), such as the United Kingdom and Denmark, into the Euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the Euro or on the computer systems used by the Portfolios' service providers to process the Portfolios' transactions.

        Further, the process of implementing the Euro may adversely affect financial markets outside of Europe and may result in changes in the relative strength and value of the U.S. dollar or other major currencies. The transition to the Euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

        These or other factors could cause market disruptions, and could adversely affect the value of securities held by the Portfolios. Because of the number of countries using this single currency, a significant portion of the assets of a Portfolio may be denominated in the Euro.

        This Statement of Additional Information does not include all of the information contained in the Registration Statement which is on file with the Securities and Exchange Commission.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION


        The Fund has adopted a policy generally prohibiting providing portfolio holdings to any person until after thirty calendar days have passed. We post a list of the Fund's portfolio holdings monthly, with a thirty day lag, on the Fund's website, www.delawarefunds.com. In addition, on a ten day lag, we also make available a month-end summary listing of the number of the Fund's securities, country and asset allocations, and top ten securities and sectors by percentage of holdings for the Fund. This information is available publicly to any and all shareholders free of charge once posted on the website by calling 1-800-523-1918.

PERFORMANCE INFORMATION

        From time to time, Pooled Trust may state each Portfolio's total return and each Portfolio Class' total return in advertisements and other types of literature. Any statements of total return performance data will be accompanied by information on the Portfolio's or the Portfolio Class' average annual total rate of return over the most recent one-, five-, and ten-year periods or life-of-portfolio, as relevant. Pooled Trust may also advertise aggregate and average total return information of each Portfolio and Portfolio Class over additional periods of time.

        Average annual total rate of return for each Portfolio and Portfolio Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                       P(1 + T)(n) = ERV

        Where:    P  =  a hypothetical initial purchase order of $1,000, after deduction of the maximum front-end sales charge in the case of Delaware REIT Fund A Class of The Real Estate
                        Investment Trust Portfolio;

                  T  =  average annual total return;

                  n  =  number of years;

                ERV  =  redeemable value of the hypothetical $1,000 purchase at the end of the period, after deduction of the applicable CDSC, if any, in the case of Delaware REIT Fund B Class and Delaware REIT Fund C Class of The Real Estate Investment Trust Portfolio.

        Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes that all distributions are reinvested at net asset value.

        The performance, as shown below, is the average annual total return quotations for the Portfolios operating for at least one year as of October 31, 2004. Securities prices fluctuated during the period covered and the past results should not be considered as representative of future performance.


AVERAGE ANNUAL TOTAL RETURN(1)

                                                                                                      10 years ended
                                                                     1 year ended    5 years ended      10/31/04 or
                                                                       10/31/04        10/31/04        Life of Fund
--------------------------------------------------------------      --------------   --------------   --------------
The Large-Cap Value Equity Portfolio
(Inception 2/3/92)
     before taxes                                                            11.00%            3.95%           10.65%
     after taxes on distributions                                            10.53%            2.85%            8.11%
     after taxes on distributions and sale of Portfolio shares                7.36%            2.79%            7.88%
The International Equity Portfolio
(Inception 2/4/92)
     before taxes                                                            22.26%            7.16%            8.56%
     after taxes on distributions                                            21.99%            5.68%            7.04%
     after taxes on distributions and sale of Portfolio shares               15.01%            5.50%            6.65%
The Mid-Cap Growth Equity Portfolio
(Inception 2/27/92)
     before taxes                                                             6.50%            2.27%           10.41%
     after taxes on distributions                                             6.50%           -1.36%            5.72%
     after taxes on distributions and sale of Portfolio shares                4.23%            0.85%            6.97%
The Global Fixed Income Portfolio
(Inception 11/30/92)
     before taxes                                                            13.40%           10.23%            9.31%
     after taxes on distributions                                             5.52%            8.13%            6.80%
     after taxes on distributions and sale of Portfolio shares                8.33%            7.54%            6.48%
The Labor Select International Equity Portfolio
(Inception 12/19/95)
     before taxes                                                            21.20%            7.41%            9.81%
     after taxes on distributions                                            20.79%            6.07%            8.49%
     after taxes on distributions and sale of Portfolio shares               14.42%            5.77%            7.91%
The Intermediate Fixed Income Portfolio
(Inception 3/12/96)
     before taxes                                                             4.95%            7.09%            6.34%
     after taxes on distributions                                             3.33%            4.96%            4.00%
     after taxes on distributions and sale of Portfolio shares                3.19%            4.75%            3.94%
The High-Yield Bond Portfolio
(Inception 12/2/96)
     before taxes                                                            17.02%            9.19%            7.83%
     after taxes on distributions                                            13.48%            4.62%            3.51%
     after taxes on distributions and sale of Portfolio shares               10.88%            4.86%            3.87%
The International Fixed Income Portfolio
(Inception 4/11/97)
     before taxes                                                            13.82%            9.25%            7.39%
     after taxes on distributions                                             9.09%            7.53%            5.69%
     after taxes on distributions and sale of Portfolio shares                8.75%            6.89%            5.29%
The Emerging Markets Portfolio
(Inception 4/14/97)
     before taxes                                                            31.74%           16.08%            6.43%
     after taxes on distributions                                            31.20%           15.24%            5.69%
     after taxes on distributions and sale of Portfolio shares               20.97%           13.57%            5.06%

                                                                                                      10 years ended
                                                                     1 year ended    5 years ended      10/31/04 or
                                                                       10/31/04        10/31/04        Life of Fund
--------------------------------------------------------------      --------------   --------------   --------------
The Real Estate Investment Trust Portfolio II
(Inception 11/4/97)
     before taxes                                                            28.16%           20.24%           11.64%
     after taxes on distributions                                            25.93%           18.29%            9.96%
     after taxes on distributions and sale of Portfolio shares               18.63%           16.52%            9.02%
The Small-Cap Growth Equity Portfolio
(Inception 9/15/98)
     before taxes                                                             6.80%            2.17%           10.68%
     after taxes on distributions                                             6.80%            1.41%            9.99%
     after taxes on distributions and sale of Portfolio shares                4.42%            1.40%            8.95%
The Small-Cap Growth II Equity Portfolio(2)
     before taxes                                                              N/A              N/A             1.65%
     after taxes on distributions                                              N/A              N/A              N/A
     after taxes on distributions and sale of Portfolio shares                 N/A              N/A              N/A
The Smid-Cap Growth Equity Portfolio(3)
     before taxes                                                              N/A              N/A              N/A
     after taxes on distributions                                              N/A              N/A              N/A
     after taxes on distributions and sale of Portfolio shares                 N/A              N/A              N/A
The Small-Cap Value Equity Portfolio
(Inception 3/29/99)
     before taxes                                                            15.56%           14.71%           13.38%
     after taxes on distributions                                            14.26%           13.43%           12.25%
     after taxes on distributions and sale of Portfolio shares               11.32%           12.21%           11.15%
The All-Cap Growth Equity Portfolio
(Inception 3/31/00)
     before taxes                                                             1.85%             N/A           -11.08%
     after taxes on distributions                                             1.85%             N/A           -11.08%
     after taxes on distributions and sale of Portfolio shares                1.20%             N/A            -9.09%
The Core Focus Fixed Income Portfolio(4)
     Before taxes                                                              N/A              N/A             4.12%
     After taxes on distributions                                              N/A              N/A              N/A
     After taxes on distributions and sale of Portfolio shares                 N/A              N/A              N/A
The Core Plus Fixed Income Portfolio
(Inception 6/28/02)
     Before taxes                                                             7.30%             N/A             8.50%
     After taxes on distributions                                             4.36%             N/A             6.83%
     After taxes on distributions and sale of Portfolio shares                4.70%             N/A             6.26%

        (1) Certain expenses of the Portfolios have been waived and paid by the respective investment advisor. In the absence of such waiver and payment, performance would have been affected negatively.
        (2)     Commenced operations on December 1, 2003.
        (3)     Commenced operations on December 1, 2004.
        (4)     Commenced operations on June 30, 2004.


     The total return for Delaware REIT Fund A Class of The Real Estate Investment Trust Portfolio at offer reflects the maximum front-end sales charge of 5.75% paid on the purchase of shares. The total return for Delaware REIT Fund A Class at net asset value (NAV) does not reflect the payment of any front-end sales charge. The Limited CDSC, applicable only to certain redemptions of those shares, is not deducted from any computation of total return. The Portfolio may also present total return information for The Real Estate Investment Trust Portfolio that does not reflect the deduction of the maximum front-end sales charge with respect to Delaware REIT Fund A Class. Securities prices fluctuated during the period covered and the past results should not be considered as representative of future performance. No return information currently is provided for Class R.


        AVERAGE ANNUAL TOTAL RETURN(1)                               1 year ended
        THE REAL ESTATE INVESTMENT TRUST PORTFOLIO                     10/31/04        10/31/04        Life of Fund
        ------------------------------------------------------      --------------   --------------   --------------
        The Real Estate Investment Trust Portfolio Class(2)
        (Inception 11/4/97)
             before taxes                                                    28.78%           19.94%           16.83%
             after taxes on distributions                                    26.72%           17.77%           14.05%
             after taxes on distributions and sale of                        18.97%           16.17%           13.12%
              Portfolio shares


(1) Certain expenses of the Portfolio have been waived and paid by the investment advisor. In the absence of such waiver and payment, performance would have been affected negatively.
(2) The Real Estate Investment Trust Portfolio Class commenced operations on November 4, 1997. Pursuant to applicable regulation, total return shown for the class prior to commencement of operations is that of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio. That original class has been redesignated Delaware REIT Fund A Class. Like The Real Estate Investment Trust Portfolio Class, the original class, prior to its redesignation, did not carry a front-end sales charge and was not subject to Rule 12b-1 distribution expenses.
(3)     Date of initial sale of the original class (now Delaware REIT Fund A
        Class).


                                                                                                       Period         Period
                                                                                      5 years        11/11/97(3)     12/6/95(4)
AVERAGE ANNUAL TOTAL RETURN(1)                                      1 year ended       ended          through         through
THE REAL ESTATE INVESTMENT TRUST PORTFOLIO                            10/31/04        10/31/04        10/31/04        10/31/04
-----------------------------------------------------------------   -------------   -------------   -------------   -------------
Delaware REIT Fund
(Inception 11/4/97)
     Class A at offer before taxes(2)                                       21.06%          18.24%            N/A           15.82%
     Class A at offer after taxes on distributions                          19.24%          16.20%            N/A           13.15%
     Class A at offer after taxes on distributions and sale of
      fund shares                                                           13.94%          14.72%            N/A           12.26%
     Class A at NAV before taxes(2)                                         28.43%          19.65%            N/A           16.60%
     Institutional Class before taxes(3)                                    28.78%          19.94%          11.72%            N/A
     Institutional Class after taxes on distributions                       26.72%          17.76%           9.10%            N/A
     Institutional Class after taxes on distributions and sale of
      fund shares                                                           18.97%          16.17%           8.47%            N/A


(1) Certain expenses of the Portfolios have been waived and paid by the investment advisor. In the absence of such waiver and payment, performance would have been affected negatively.
(2) The total return presented above is based upon the performance of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio, which did not carry a front-end sales charge and was not subject to Rule 12b-1 distribution expenses. That original class has been redesignated Delaware REIT Fund A Class. Effective November 4, 1997, a front-end sales charge of 5.75% was imposed on sales of those shares and effective November 11, 1997, a 12b-1 distribution fee of up to 0.30% has been assessed annually. All performance numbers for Delaware REIT Fund A Class (at Offer) are calculated giving effect to the sales charge. For periods prior to November 11, 1997, no adjustment has been made to reflect the effect of 12b-1 payments. Performance on and after November 11, 1997 includes the effect of such 12b-1 payments. Delaware REIT Fund A Class is subject to other expenses (at a higher rate than applicable to the original class) which may affect performance of the Class.
(3) Delaware REIT Fund Institutional Class commenced operations on November 11, 1997. (4) Date of initial sale of the original class (now Delaware REIT Fund A Class).


                                                                                        5 years
AVERAGE ANNUAL TOTAL RETURN(1)                                       1 year ended        ended
THE REAL ESTATE INVESTMENT TRUST PORTFOLIO                             10/31/04        10/31/04        Life of Fund(3)
-----------------------------------------------------------------   --------------   --------------   ----------------
Delaware REIT Fund
     Class B including CDSC before taxes(2)                                  23.54%           18.53%             10.63%
     Class B including CDSC after taxes on distributions(2)                  21.93%           16.79%              8.43%
     Class B including CDSC after taxes on distributions and sale
      of shares(2)                                                           15.60%           15.21%              7.81%
     Class B excluding CDSC before taxes                                     27.54%           18.76%             10.63%

                                                                                        5 years
AVERAGE ANNUAL TOTAL RETURN(1)                                       1 year ended        ended
THE REAL ESTATE INVESTMENT TRUST PORTFOLIO                             10/31/04        10/31/04        Life of Fund(3)
-----------------------------------------------------------------   --------------   --------------   ----------------
     Class C including CDSC before taxes                                     26.54%           18.76%             10.63%
     Class C including CDSC after taxes on distributions                     24.93%           17.03%              8.43%
     Class C including CDSC after taxes on distributions and sale
      of shares                                                              17.55%           15.42%              7.81%
     Class C excluding CDSC before taxes                                     27.54%           18.76%             10.63%
     Class R before taxes                                                    28.04%             N/A              29.81%


        (1) Reflects applicable expense caps in effect during the periods. See Investment Management Agreement and Sub-Advisory Agreement for information regarding expense caps for the Funds. In the absence of such voluntary waivers, performance would have been affected negatively.


        (2) The CDSC schedule for Class B Shares is: 4.00% during the first year, 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0.00% thereafter. The above figures have been calculated using this new schedule. For the period November 2, 1998 through November 18, 2002, the CDSC schedule for Class B Shares was: (i) 5% if shares are redeemed within one year of purchase (ii) 4% if shares are redeemed during the second year;
                (iii) 3% if shares are redeemed during the third or fourth year;
                (iv) 2% if shares are redeemed during the fifth year; (v) 1% if shares are redeemed during the fifth year; and (vi) 0% thereafter.



        (3) Delaware REIT Fund Class B, Class C and Class R commenced operations on November 11, 1997. November 11, 1997 and June 2, 2003, respectively.


        Pooled Trust may also quote each Portfolio's current yield, calculated as described below, in advertisements and investor communications.

The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                                          a--b
                             YIELD = 2[(-------- + 1) TO THE POWER OF 6 -- 1]
                                          Cd

        Where:  a = dividends and interest earned during the period;

                b = expenses accrued for the period (net of reimbursements);

                c = the average daily number of shares outstanding during the period that were entitled to receive dividends;

                D = the maximum offering price per share on the last
                    day of the period.

        The above formula will be used in calculating quotations of yield, based on specific 30-day periods identified in advertising by a Portfolio. Yield quotations are based on the Portfolio's net asset value on the last day of the period and will fluctuate depending on the period covered.


        Investors should note that income earned and dividends paid by The Intermediate Fixed Income Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The High-Yield Bond Portfolio, The Core Focus Fixed Income Portfolio and The Core Plus Fixed Income Portfolio will also vary depending upon fluctuation in interest rates and performance of each Portfolio.

        The net asset value of these seven Portfolios will fluctuate in value inversely to movements in interest rates and, therefore, will tend to rise when interest rates fall and fall when interest rates rise. Likewise, the net asset value for these Portfolios will vary from day to day depending upon fluctuation in the prices of the securities held by each Portfolio. Thus, investors should consider net asset value fluctuation as well as yield in making an investment decision.

FINANCIAL STATEMENTS


        Ernst & Young LLP serves as the Independent Registered Public Accounting Firm for Pooled Trust and, in its capacity as such, audits the annual financial statements of the Portfolios. Each Portfolio's, other than The Smid-Cap Growth Equity Portfolio, Statement of Net Assets, Statement of Assets and Liabilities (as applicable), Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP for the fiscal year ended October 31, 2004, are included in the Portfolio's Annual Report to shareholders. The financial statements, financial highlights, the notes relating thereto and the reports of Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Part B. The Smid-Cap Growth Equity Portfolio commenced operations after the Fund's fiscal year end.

APPENDIX A--RATINGS

BONDS

        Excerpts from Moody's description of its bond ratings: AAA--judged to be the best quality. They carry the smallest degree of investment risk; AA--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; BAA--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; BA--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; CAA--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; CA--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

        Excerpts from Fitch's description of its bond ratings: AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events; AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+; A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances that bonds with higher ratings; BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings; BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements; B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue; CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment; CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time; C--Bonds are in imminent default in payment of interest or principal; and DDD, DD AND D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

        Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

COMMERCIAL PAPER
        Excerpts from Moody's description of its two highest commercial paper ratings: P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.

        Excerpts from S&P's description of its two highest commercial paper ratings: A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.

                                     PART C

                                Other Information

Item 22. Exhibits

                  (a)      Agreement and Declaration of Trust

                           (1) Executed Agreement and Declaration of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 30 filed December 14, 1999.

                           (2)      Executed Certificate of Trust (December 17,
                                    1998) incorporated into this filing by
                                    reference to Post-Effective Amendment No. 30 filed December 14, 1999.

                  (b) By-Laws Amended and Restated By-Laws of the Registrant (August 19, 2004) incorporated into this filing by reference to Post-Effective Amendment
                           No. 50 filed November 19, 2004.

                  (c)      Copies of all Instruments Defining the Rights of
                           Holders

                           (1) Agreement and Declaration of Trust. Articles III, V and VI of Agreement and Declaration of Trust incorporated into this filing by reference to Exhibit (a)(1) to Post-Effective Amendment No. 30 filed December 14, 1999.

                           (2)      By-Laws. Article II of the By-Laws
                                    incorporated into this filing by reference to Exhibit (b) to Post-Effective Amendment No. 30 filed December 14, 1999.

                  (d)      Investment Management Agreements

                           (1) Executed Investment Management Agreement (December 15, 1999) between the Registrant and Delaware Management Company (a series of Delaware Management Business Trust) on behalf of The Small-Cap Value Equity Portfolio, The Core Fixed Income Portfolio (formerly known as The Aggregate Fixed Income Portfolio), The Core Equity Portfolio, The Diversified Core Fixed Income Portfolio, The High-Yield Bond Portfolio, The Intermediate Fixed Income Portfolio, The Focused Value Portfolio (formerly known as The Select Equity Portfolio), The Large-Cap Value Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Mid-Cap Value Equity Portfolio, The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II and The Small-Cap Growth Equity Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

                           (2) Executed Investment Management Agreement (December 15, 1999) between the Registrant and Delaware International Advisers Ltd. on behalf of The Emerging Markets, The Global Equity, The Global Fixed Income, The International Equity, The International Fixed Income, The International Large-Cap Equity, The International Small-Cap and The Labor Select International Equity Portfolios incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

                           (3) Executed Investment Sub-Advisory Agreement (December 15, 1999) between Delaware Management Company (a series of Delaware Management Business Trust) and Delaware International Advisers Ltd. on behalf of The Diversified Core Fixed Income Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

                           (4) Executed Investment Sub-Advisory Agreement (December 15, 1999) between Delaware International Advisers Ltd. and Delaware Management Company (a series of Delaware Management Business Trust) on behalf of The Global Equity Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

                           (5) Executed Amendment No. 1 (February 28, 2000) to Exhibit A of the Investment Management Agreement (December 15, 1999) between the Registrant and Delaware Management Company (adding The All-Cap Growth Equity Portfolio) incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

                           (6) Executed Amendment No. 2 (September 5, 2000) to Exhibit A of the Investment Management Agreement (December 15, 1999) between the Registrant and Delaware Management Company (adding The Large-Cap Growth Equity Portfolio) incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

                           (7) Executed Amendment No. 3 (June 28, 2002) to Exhibit A of the Investment Management Agreement (December 15, 1999) between the Registrant and Delaware Management Company (adding The Core Plus Fixed Income Portfolio) incorporated into this filing by reference to Post-Effective Amendment No. 41 filed June 28, 2002.

                           (8)      Executed Amendment No. 4 (September 15,
                                    2003) to Exhibit A of the Investment
                                    Management Agreement (December 15, 1999) between the Registrant and Delaware Management Company (adding The Small-Cap Growth II Equity Portfolio) incorporated into this filing by reference to Post-Effective Amendment No. 45 filed November 24, 2003.

                           (9) Executed Amendment No. 5 (June 28, 2004) to Exhibit A of the Investment Management Agreement (December 15, 1999) between the Registrant and Delaware Management Company (adding The Core Focus Fixed Income Portfolio) incorporated into this filing by reference to Post-Effective Amendment No. 48 filed June 29, 2004.

                           (10) Executed Amendment No. 6 (December 1, 2004) to Exhibit A of the Investment Management Agreement (December 15, 1999) between the Registrant and Delaware Management Company (adding The Smid-Cap Growth Equity Portfolio) incorporated into this filing by reference to Post-Effective Amendment No. 50 filed November 19, 2004.

                  (e)      (1)      Distribution Agreements

                                    (i)      Executed Distribution Agreement
                                             (May 15, 2003) between Delaware
                                             Distributors, L.P. and the
                                             Registrant on behalf of each
                                             Portfolio incorporated into this
                                             filing by reference to
                                             Post-Effective Amendment No. 44
                                             filed September 16, 2003.

                                    (ii)     Executed Amendment No. 1 (June 28,
                                             2004) to Schedule I of the
                                             Distribution Agreement between
                                             Delaware Distributors, L.P. and the
                                             Registrant on behalf of each
                                             Portfolio incorporated into this
                                             filing by reference to
                                             Post-Effective Amendment No. 48
                                             filed June 29, 2004.

                                    (iii)    Executed Amendment No. 2 (December
                                             1, 2004) to Schedule I of the
                                             Distribution Agreement between
                                             Delaware Distributors, L.P. and the
                                             Registrant on behalf of each
                                             Portfolio incorporated into this
                                             filing by reference to
                                             Post-Effective Amendment No. 50
                                             filed November 19, 2004.

                                    (iv)     Executed Financial Intermediary
                                             Distribution Agreement (January 1,
                                             2001) between Delaware
                                             Distributors, L.P. and Lincoln
                                             Financial Distributors, Inc. on
                                             behalf of the Registrant
                                             incorporated into this filing by
                                             reference to Post-Effective
                                             Amendment No. 37 filed October 31,
                                             2001.

                                    (v)      Executed Appendix A (December 20,
                                             2001) to Financial Intermediary
                                             Distribution Agreement incorporated
                                             into this filing by reference to
                                             Post-Effective Amendment No. 39
                                             filed March 1, 2002.

                                    (vi)     Executed Second Amended and
                                             Restated Financial Intermediary
                                             Agreement (August 21, 2003) between
                                             Delaware Distributors, L.P. and
                                             Lincoln Financial Distributors
                                             incorporated into this filing by
                                             reference to Post-Effective
                                             Amendment No. 45 filed November 24,
                                             2003.

                           (2) Dealer's Agreement. Dealer's Agreement (January 2001) incorporated into this filing by reference to Post-Effective Amendment
                                    No. 41 filed June 28, 2002.

                           (3) Vision Mutual Fund Gateway Agreement. Vision Mutual Fund Gateway Agreement (November
                                    2000) incorporated into this filing by
                                    reference to Post-Effective Amendment No. 41 filed June 28, 2002.

                           (4) Registered Investment Advisers Agreement. Registered Investment Advisers Agreement (January 2001) incorporated into this filing by reference to Post-Effective Amendment
                                    No. 41 filed June 28, 2002.

                           (5) Bank/Trust Agreement. Bank/Trust Agreement (August 2004) incorporated into this filing by reference to Post-Effective Amendment No. 50 filed November 19, 2004.

                  (f)      Not applicable.

                  (g)      Custodian Agreements

                           (1) Executed Custodian Agreement (May 1, 1996) between the Registrant and JPMorgan Chase Bank incorporated into this filing by reference to Post-Effective Amendment No. 12 filed August 23, 1996.

                                    (i)      Executed Amendment (July 1, 2001)
                                             to Custodian Agreement between the
                                             Registrant and JPMorgan Chase Bank
                                             incorporated into this filing by
                                             reference to Post-Effective
                                             Amendment No. 42 filed February 27,
                                             2003.

                                    (ii)     Executed Amendment No. 1 (July 17,
                                             2003) to Schedule A to the
                                             Custodian Agreement between the
                                             Registrant and JPMorgan Chase Bank
                                             incorporated into this filing by
                                             reference to Post-Effective
                                             Amendment No. 45 filed November 24,
                                             2003.

                                    (iii)    Executed Letter (April 14, 1997) to
                                             add The Emerging Markets Portfolio
                                             to the Custodian Agreement between
                                             the Registrant and JPMorgan Chase
                                             Bank incorporated into this filing
                                             by reference to Post-Effective
                                             Amendment No. 22 filed June 17,
                                             1998.

                                    (iv)     Executed Letter (October 14, 1997)
                                             to add The Global Equity Portfolio
                                             and The Real Estate Investment
                                             Trust Portfolio II to the Custodian
                                             Agreement between the Registrant
                                             and JPMorgan Chase Bank
                                             incorporated into this filing by
                                             reference to Post-Effective
                                             Amendment No. 22 filed June 17,
                                             1998.

                                    (v)      Executed Letter (December 24, 1997)
                                             to add The Core Fixed Income
                                             Portfolio (formerly known as The
                                             Aggregate Fixed Income Portfolio)
                                             and The Diversified Core Fixed
                                             Income Portfolio to the Custodian
                                             Agreement between the Registrant
                                             and JPMorgan Chase Bank
                                             incorporated into this filing by
                                             reference to Post-Effective
                                             Amendment No. 22 filed June 17,
                                             1998.

                                    (vi)     Executed letter (August 31, 1998)
                                             to add The Small-Cap Growth Equity
                                             Portfolio and The Growth and Income
                                             Portfolio to the Custodian
                                             Agreement between the Registrant
                                             and JPMorgan Chase Bank
                                             incorporated into this filing by
                                             reference to Post-Effective
                                             Amendment No. 36 filed August 31,
                                             2001.

                                    (vii)    Executed letter (August 24, 1998)
                                             to add The Large-Cap Value Equity
                                             Portfolio, The Aggressive Growth
                                             Portfolio (renamed The Mid-Cap
                                             Growth Equity Portfolio), The
                                             Intermediate Fixed Income Portfolio
                                             and The Small/Mid-Cap Value Equity
                                             Portfolio (renamed The Mid-Cap
                                             Value Equity Portfolio) to the
                                             Custodian Agreement between the
                                             Registrant and JPMorgan Chase Bank
                                             incorporated into this filing by
                                             reference to Post-Effective
                                             Amendment No. 39 filed March 1,
                                             2002.

                                    (viii)   Executed letter (June 29, 1999) to
                                             add The Balanced Portfolio, The
                                             Equity Income Portfolio, The
                                             Focused Value Portfolio (formerly
                                             known as The Select Equity
                                             Portfolio) and The International
                                             Small-Cap Portfolio to the
                                             Custodian Agreement between the

                                             Registrant and JPMorgan Chase Bank
                                             incorporated into this filing by
                                             reference to Post-Effective
                                             Amendment No 29 filed November 12,
                                             1999.

                                    (ix)     Executed letter (November 15, 1999)
                                             to add The International Large-Cap
                                             Equity Portfolio to the Custodian
                                             Agreement between the Registrant
                                             and JPMorgan Chase Bank
                                             incorporated into this filing by
                                             reference to Post-Effective
                                             Amendment No. 35 filed February 28,
                                             2001.

                                    (x)      Executed letter (February 28, 2000)
                                             to add The All-Cap Growth Equity
                                             Portfolio to the Custodian
                                             Agreement between the Registrant
                                             and JPMorgan Chase Bank
                                             incorporated into this filing by
                                             reference to Post-Effective
                                             Amendment No. 35 filed February 28,
                                             2001.

                                    (xi)     Executed letter (September 5, 2000)
                                             to add The Large-Cap Growth Equity
                                             Portfolio to the Custodian
                                             Agreement between the Registrant
                                             and JPMorgan Chase Bank
                                             incorporated into this filing by
                                             reference to Post-Effective
                                             Amendment No. 35 filed February 28,
                                             2001.

                                    (xii)    Executed Amendment No. 1 (July 17,
                                             2003) to Schedule A of the
                                             Custodian Agreement between the
                                             Registrant and JPMorgan Chase Bank
                                             incorporated into this filing by
                                             reference to Post-Effective
                                             Amendment No. 51 filed December 27,
                                             2004.

                           (2) Executed Securities Lending Agreement (December 22, 1998) between the Registrant and JPMorgan Chase Bank incorporated into this filing by reference to Post-Effective Amendment No. 36 filed August 31, 2001.

                                    (i)      Executed Amendment (October 1,
                                             2002) to the Securities Lending
                                             Agreement between JPMorgan Chase
                                             Bank and the Registrant
                                             incorporated into this filing by
                                             reference to Post-Effective
                                             Amendment No. 42 filed February 27,
                                             2003.

                                    (ii)     Executed Amendment No. 1 (July 17,
                                             2003) to Schedule A to the
                                             Securities Lending Agreement
                                             between JPMorgan Chase Bank and the
                                             Registrant incorporated into this
                                             filing by reference to
                                             Post-Effective Amendment No. 45


                           (3) Executed Amended and Restated Custodian Agreement (May 16, 2002) between Mellon Bank, N.A. and the Registrant attached as Exhibit

                                    (i)      Executed Amendment No. 2 to
                                             Appendix D of The Amended and
                                             Restated Mutual Fund Custody and
                                             Services Agreement between Mellon
                                             Bank, N.A. and the Registrant
                                             incorporated into this filing by
                                             reference to Post-Effective
                                             Amendment No. 47 filed April 15,
                                             2002.

                                    (ii)     Executed Amendment (November 28,
                                             2003) to The Amended and Restated
                                             Mutual Fund Custody and Services
                                             Agreement between Mellon Bank, N.A.
                                             and the Registrant attached as
                                             Exhibit.

                           (4) Form of Securities Lending Authorization (March 12, 2002) between Mellon Bank, N.A. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 41 filed June 28, 2002.

                  (h)      Other Material Contracts

                           (1) Executed Shareholders Services Agreement (April 19, 2001) between Delaware Service Company, Inc. and the Registrant on behalf of each Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 37 filed October 31, 2001.

                                    (i)      Executed Schedule A (November 30,
                                             2003) to Shareholder Services
                                             Agreement incorporated into this
                                             filing by reference to
                                             Post-Effective Amendment No. 45
                                             filed November 24, 2003.

                                    (ii)     Executed Amendment No. I (June 28,
                                             2004) to Schedule A to Shareholder
                                             Services Agreement incorporated
                                             into this filing by reference to
                                             Post-Effective Amendment No. 48
                                             filed June 29, 2004.

                                    (iii)    Executed Amendment No. 2 (December
                                             1, 2004) to Schedule A to
                                             Shareholder Services Agreement
                                             incorporated into this filing by
                                             reference to Post-Effective
                                             Amendment No. 50 filed November 19,
                                             2004.

                                    (iv)     Executed Schedule B (May 15, 2003)
                                             to Shareholder Services Agreement
                                             incorporated into this filing by
                                             reference to Post-Effective
                                             Amendment No. 44 filed
                                             September 16, 2003.

                           (2) Executed Delaware Investments Family of Funds Fund Accounting Agreement (August 19,
                                    1996) between Delaware Service Company, Inc.
                                    and the Registrant on behalf of each
                                    Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 16 filed May 23, 1997.

                                    (i)      Executed Amendment No. 29 (December
                                             1, 2004) to Delaware Investments
                                             Family of Funds Fund Accounting
                                             Agreement incorporated into this
                                             filing by reference to
                                             Post-Effective Amendment No. 50
                                             filed November 19, 2004.

                                    (ii)     Executed Amendment No. 28 (June 28,
                                             2004) to Delaware Investments
                                             Family of Funds Fund Accounting
                                             Agreement incorporated into this
                                             filing by reference to
                                             Post-Effective Amendment No. 48
                                             filed June 29, 2004.

                                    (iii)    Executed Amendment No. 27 (October
                                             1, 2003) to Delaware Investments
                                             Family of Funds Fund Accounting
                                             Agreement incorporated into this
                                             filing by reference to
                                             Post-Effective Amendment No. 45
                                             filed November 24, 2003.

                                    (iv)     Executed Amendment No. 26 (May 1,
                                             2003) to Delaware Investments
                                             Family of Funds Fund Accounting
                                             Agreement incorporated into this
                                             filing by reference to
                                             Post-Effective Amendment No. 43
                                             filed April 30, 2003.

                                    (v)      Executed Amendment No. 25 (June
                                             2002) to Delaware Investments
                                             Family of Funds Fund Accounting
                                             Agreement incorporated into this
                                             filing by reference to
                                             Post-Effective Amendment No. 41
                                             filed June 28, 2002.

                                    (vi)     Executed Schedule B (May 16, 2002)
                                             to Delaware Investments Family of
                                             Funds Fund Accounting Agreement
                                             incorporated into this filing by
                                             reference to Post-Effective
                                             Amendment No. 41 filed June 28,
                                             2002.

                  (i) Legal Opinion. Legal Opinion incorporated into this filing by reference to Post-Effective Amendment
                           No. 50 filed November 19, 2004.

                  (j)      Consent and Report of Auditors. Attached as Exhibit.

                  (k)      Inapplicable.

                  (l)      Inapplicable.

                  (m)      Plans Under Rule 12b-1.

                           (1) 12b-1 Plan for Delaware REIT Fund Class A incorporated into this filing by reference to Post-Effective Amendment No. 37 filed October 31, 2001.

                           (2) 12b-1 Plan for Delaware REIT Fund Class B incorporated into this filing by reference to Post-Effective Amendment No. 37 filed October 31, 2001.

                           (3) 12b-1 Plan for Delaware REIT Fund Class C incorporated into this filing by reference to Post-Effective Amendment No. 37 filed October 31, 2001.

                           (4) 12b-1 Plan for Delaware REIT Fund Class R incorporated into this filing by reference to Post-Effective Amendment No. 43 filed April 30, 2003.

                           (5) 12b-1 Plan for The International Equity Portfolio Class P incorporated into this filing by reference to Post-Effective Amendment No. 42 filed February 27, 2003.

                  (n) Plan under Rule 18f-3. 18f-3 Plan (May 1, 2003) incorporated into this filing by reference to Post-Effective Amendment No. 43 filed April 30, 2003.

                  (o)      Inapplicable.

                  (p)      Code of Ethics.

                           (1) Delaware Investments Family of Funds attached as Exhibit.

                           (2) Delaware Management Business Trust and Delaware Distributors, L.P. attached as Exhibit.

                           (3) Mondrian Investment Partners Limited attached as Exhibit.

                           (4) Lincoln Financial Distributors, Inc. incorporated into this filing by reference to Post-Effective Amendment No. 50 filed November 19, 2004.

                  (q) Other: Trustees' Power of Attorney. Trustees' Power of Attorney (February 17, 2005) attached as Exhibit.

Item 23. Persons Controlled by or under Common Control with Registrant.  None.

Item 24. Indemnification. Article VI of By-Laws incorporated into this filing by reference to Exhibit (b) to Post-Effective Amendment No. 30 filed December 14, 1999.

Item 25. Business and Other Connections of Investment Advisor.

                Delaware Management Company (the "Manager"), a series of Delaware Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-advisor to certain of the other funds in the Delaware Investments family (Delaware Group Adviser Funds, Delaware Group Cash Reserve, Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds III, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Foundation Funds, Delaware Group Global & International Funds, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Fund, Delaware Group Tax-Free Money Fund, Delaware Pooled Trust, Delaware VIP Trust, Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Tax-Free Funds, Delaware Investments Dividend and Income Fund, Inc., Delaware Investments Global Dividend and Income Fund, Inc., Delaware Investments Arizona Municipal Income Fund, Inc., Delaware Investments Colorado Insured Municipal Income Fund, Inc., Delaware Investments Florida Insured Municipal Income Fund, Delaware Investments Minnesota Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc. and Delaware Investments Minnesota Municipal Income Fund III, Inc.) as well as to certain non-affiliated registered investment companies. In addition, certain officers of the Manager also serve as trustees of the other Delaware Investments funds, and certain officers are also officers of these other funds. A company indirectly owned by the Manager's parent company acts as principal underwriter to the mutual funds in the Delaware Investments family (see Item 26 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Delaware Investments family.

         The following persons serving as directors or officers of the Manager have held the following positions during the past two years. Unless noted, the principal business address of the Manager is 2005 Market Street, Philadelphia, PA 19103-7094



NAME AND PRINCIPAL BUSINESS             POSITIONS & OFFICES WITH DELAWARE MANAGEMENT COMPANY AND ITS AFFILIATES AND OTHER
ADDRESS*                                POSITIONS & OFFICES HELD
------------------------------------    ---------------------------------------------------------------------------------------


Jude T. Driscoll                        President/Chief Executive Officer of Delaware Management Company, Delaware Investment
                                        Advisers and Delaware Capital Management (each a series of Delaware Management Business
                                        Trust)

                                        Chairman/President/Chief Executive Officer of each fund in the Delaware Investments
                                        Family of Funds


                                        President/Chief Executive Officer and Director/Trustee of Delaware Management Holdings,
                                        Inc., DMH Corp, Delaware Investments U.S., Inc., Delaware General Management, Inc.,
                                        Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware Distributors,
                                        Inc., Retirement Financial Services, Inc., Delaware Management Business Trust, Delaware
                                        Distributors, L.P., Lincoln National Investment Companies, Inc. and LNC Administrative
                                        Services Corporation

                                        President of Delaware Lincoln Cash Management (a series of Delaware Management Business
                                        Trust)

                                        Director of HYPPCO Finance Company Ltd.

John C. E. Campbell                     Executive Vice President/Global Marketing & Client Services of Delaware Management
                                        Company (a series of Delaware Management Business Trust)

                                        Executive Vice President/Global Marketing Sales, Client Services & Product Development
                                        and President/Global Institutional Services of Delaware Investment Advisers (a series of Delaware Management Business Trust)

Patrick P. Coyne                        Executive Vice President/Managing Director/Chief Investment Officer - Fixed Income of
                                        Delaware Management Company, Delaware Investment Advisers, Delaware Capital Management
                                        (each series of Delaware Management Business Trust), Delaware Management Holdings,
                                        Inc., Delaware Management Business Trust and Lincoln National Investment Companies,
                                        Inc.

                                        Executive Vice President/Managing Director/Head of Equity Investments of each fund in the Delaware Investments Family of Funds

                                        President and Director of Lincoln National Convertible Securities Fund, Inc. and
                                        Lincoln National Income Fund, Inc.




NAME AND PRINCIPAL BUSINESS             POSITIONS & OFFICES WITH DELAWARE MANAGEMENT COMPANY AND ITS AFFILIATES AND OTHER
ADDRESS*                                POSITIONS & OFFICES HELD
------------------------------------    ---------------------------------------------------------------------------------------

Joseph H. Hastings                      Executive Vice President/Interim Chief Financial Officer/Treasurer/Controller of
                                        Delaware Management Company, Delaware Capital Management, Delaware Lincoln Cash
                                        Management (each a series of Delaware Management Business Trust), Delaware Management
                                        Holdings, Inc., DMH Corp., Delaware Investments U.S., Inc., Delaware General Management,
                                        Inc., Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware
                                        Management Business Trust, Lincoln National Investment Companies, Inc. and LNC
                                        Administrative Services Corporation

                                        Executive Vice President/Chief Financial Officer/Treasurer and Director of Delaware
                                        Management Trust Company

                                        Executive Vice President/Chief Financial Officer of Retirement Financial Services, Inc.
                                        and each fund in the Delaware Investments Family of Funds

                                        Executive Vice President/Interim Chief Financial Officer/Controller of Delaware
                                        Investment Advisers (a series of Delaware Management Business Trust)


                                        Executive Vice President of Delaware Distributors, Inc. and Delaware Distributors, L.P.

Richelle S. Maestro                     Executive Vice President/General Counsel/Secretary of Delaware Management Company,
                                        Delaware Investment Advisers, Delaware Capital Management and Delaware Lincoln Cash
                                        Management (each a series of Delaware Management Business Trust) and each fund in the
                                        Delaware Investments Family of Funds

                                        Executive Vice President/General Counsel/Secretary and Director/Trustee of Delaware
                                        Management Holdings, Inc., DMH Corp., Delaware Investments U.S., Delaware General
                                        Management, Inc., Delaware Management Company, Inc., Delaware Service Company, Inc.,
                                        Delaware Distributors, Inc., Retirement Financial Services, Inc., Lincoln National
                                        Investment Companies, Inc. and LNC Administrative Services Corporation

                                        Senior Vice President/General Counsel/Secretary and Director/Trustee of Delaware
                                        Management Business Trust and Delaware Distributors, L.P.

                                        Senior Vice President/General Counsel/Secretary of Delaware Management Trust Company

                                        Vice President/General Counsel of Lincoln National Convertible Securities Fund, Inc.
                                        and Lincoln National Income Fund, Inc.

                                        General Partner of Tri-R Associates since 1989, 10001 Sandmeyer Lane, Philadelphia, PA.



NAME AND PRINCIPAL BUSINESS             POSITIONS & OFFICES WITH DELAWARE MANAGEMENT COMPANY AND ITS AFFILIATES AND OTHER
ADDRESS*                                POSITIONS & OFFICES HELD
------------------------------------    ---------------------------------------------------------------------------------------


See Yeng Quek                           Executive Vice President/Managing Director/Chief Investment Officer - Fixed Income of
                                        Delaware Management Company, Delaware Investment Advisers and Delaware Lincoln Cash
                                        Management (each a series of Delaware Management Business Trust) and each fund in the
                                        Delaware Investments Family of Funds

                                        Executive Vice President/Managing Director/Chief Investment Officer - Fixed Income and
                                        Director/Trustee of Delaware Management Holdings, Inc., Delaware Management Business
                                        Trust and Lincoln National Investment Companies, Inc.

                                        Director/Trustee of DHM Corp., Delaware Investments U.S., Inc., Delaware Management
                                        Company, Inc., Delaware Service Company, Inc. and HYPPCO Finance Company Ltd.

Gerald S. Frey                          Managing Director/Chief Investment Officer - Growth Investing of Delaware Management
                                        Company, Delaware Investment Advisers, Delaware Capital Management (each a series of
                                        Delaware Management Business Trust), Delaware Management Holdings, Inc., Delaware
                                        Management Business Trust, Lincoln National Investments Companies, Inc. and each fund in the Delaware Investments Family of Funds

Douglas L. Anderson                     Senior Vice President/Operations of Delaware Management Company (a series of Delaware
                                        Management Business Trust), Delaware Service Company, Inc., Delaware Distributors,
                                        Inc., Retirement Financial Services, Inc. and Delaware Distributors, L.P

                                        Senior Vice President/Operations and Director of Delaware Management Trust Company

Robert L. Arnold                        Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                        Investment Advisers and Delaware Capital Management (each a series of Delaware
                                        Management Business Trust) and each fund in the Delaware Investments Family of Funds

Marshall T. Bassett                     Senior Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                        Investment Advisers (each a series of Delaware Management Business Trust)

                                        Senior Vice President/Senior Portfolio Manager of each fund in the Delaware Investments
                                        Family of Funds

Christopher S. Beck                     Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                        Investment Advisers, Delaware Capital Management (each a series of Delaware Management
                                        Business Trust) and each fund in the Delaware Investments Family of Funds

Michael P. Bishof                       Senior Vice President/Investment Accounting of Delaware Management Company, Delaware
                                        Capital Management (each a series of Delaware Management Business Trust), Delaware
                                        Service Company, Inc. and Delaware Distributors, L.P.

                                        Senior Vice President/Treasurer/Investment Accounting of Delaware Investment Advisers
                                        (a series of Delaware Management Business Trust)


                                        Senior Vice President/Treasurer of each fund in the Delaware Investments Family of
                                        Funds

                                        Chief Financial Officer of Lincoln National Convertible Securities Fund, Inc. and
                                        Lincoln National Income Fund, Inc.

Ryan K. Brist                           Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                        Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                        Vice President of Lincoln National Income Fund, Inc.



NAME AND PRINCIPAL BUSINESS             POSITIONS & OFFICES WITH DELAWARE MANAGEMENT COMPANY AND ITS AFFILIATES AND OTHER
ADDRESS*                                POSITIONS & OFFICES HELD
------------------------------------    ---------------------------------------------------------------------------------------


Timothy G. Connors                      Senior Vice President/Chief Investment Officer - Value Investing of Delaware Management
                                        Company, Delaware Investment Advisers (each a series of Delaware Management Business
                                        Trust), Delaware Management Holdings, Inc., Delaware Management Business Trust ,
                                        Lincoln National Investment Companies, Inc. and each fund in the Delaware Investments
                                        Family of Funds

Nancy M. Crouse                         Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                        Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investment Family of Funds

George E. Deming                        Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                        Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                        Director of Delaware International Advisers Ltd.

Robert J. DiBraccio                     Senior Vice President/Head of Equity Trading of Delaware Management Company, Delaware
                                        Investment Advisers and Delaware Capital Management (each a series of Delaware
                                        Management Business Trust)

John B. Fields                          Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                        Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                        Trustee of Delaware Management Business Trust

John A. Heffern                         Senior Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                        Investment Advisers (each a series of Delaware Management Business Trust)

                                        Senior Vice President/Senior Portfolio Manager of each fund in the Delaware Investments
                                        Family of Funds

Carolyn McIntyre(1)                     Senior Vice President/Human Resources of Delaware Management Company, Delaware Investment
                                        Advisers, Delaware Capital Management, Delaware Lincoln Cash Management (each a series of Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH Corp.,
                                        DIAL Holding Company, Inc., Delaware General Management, Inc., Delaware Management
                                        Business Trust and Lincoln National Investment Companies, Inc.

Susan L. Natalini                       Senior Vice President/Global Marketing & Client Services of Delaware Management Company and
                                        Delaware Investment Advisers (each a series of Delaware Management Business Trust)

Francis X. Morris                       Director - Fundamental Research/Senior Portfolio Manager of Delaware Management Company
                                        (a series of Delaware Management Business Trust)

                                        Senior Vice President/Senior Portfolio Manager of Delaware Investment Advisers (a
                                        series of Delaware Management Business Trust) and each fund in the Delaware Investments
                                        Family of Funds

                                        Vice President/Senior Portfolio Manager of Delaware General Management, Inc.

                                        Vice President/Senior Equity Analyst of Delaware Capital Management (a series of
                                        Delaware Management Business Trust)

John J. O'Connor                        Senior Vice President/Investment Accounting of Delaware Management Company (a series of
                                        Delaware Management Business Trust) and Delaware Service Company, Inc.

                                        Senior Vice President/Investment Accounting/Assistant Treasurer of Delaware Investment
                                        Advisers (a series of Delaware Management Business Trust)

                                        Senior Vice President/Assistant Treasurer of each fund in the Delaware Investments
                                        Family of Funds

Philip R Perkins(2)                     Senior Vice President/Senior Portfolio Manager of Delaware Management Company and Delaware
                                        Investment Adviser (each a series of Delaware Management Business Trust)



NAME AND PRINCIPAL BUSINESS             POSITIONS & OFFICES WITH DELAWARE MANAGEMENT COMPANY AND ITS AFFILIATES AND OTHER
ADDRESS*                                POSITIONS & OFFICES HELD
------------------------------------    ---------------------------------------------------------------------------------------


Timothy L. Rabe                         Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                        Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

Paul M. Ross                            Senior Vice President/Global Marketing & Client Services of Delaware Management Company and
                                        Delaware Investment Advisers (each a series of Delaware Management Business Trust)

James L. Shields                        Senior Vice President/Chief Information Officer of Delaware Management Company, Delaware
                                        Investment Advisers, Delaware Capital Management (each a series of Delaware Management
                                        Business Trust), Delaware Service Company, Inc., Retirement Financial Services, Inc.
                                        and Delaware Distributors, L.P.

Ward W. Tatge                           Senior Vice President/Director of Fixed Income Research of Delaware Management Company,
                                        Delaware Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

Gary T. Abrams                          Vice President/Equity Trader of Delaware Management Company and Delaware Investment Advisers
                                        (each a series of Delaware Management Business Trust)

Christopher S. Adams                    Vice President/Portfolio Manager/Senior Equity Analyst of Delaware Management Company (a
                                        series of Delaware Management Business Trust) and each fund in the Delaware Investments
                                        Family of Funds

                                        Vice President/Senior Equity Analyst I of Delaware Investment Advisers (a series of
                                        Delaware Management Business Trust)

Renee E. Anderson                       Vice President/Portfolio Manager/Senior Equity Analyst II of Delaware Management Company
                                        (a series of Delaware Management Business Trust) and each fund in the Delaware
                                        Investments Family of Funds

Damon J. Andres                         Vice President/Senior Fixed Income Portfolio Manager I of Delaware Management Company (a
                                        series of Delaware Management Business Trust)

                                        Vice President/Senior Portfolio Manager of each fund in the Delaware Investments Family of Funds

                                        Vice President/Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                        Management Business Trust)

                                        Vice President of Lincoln National Convertible Securities Fund, Inc.

Joseph R. Baxter                        Vice President/Portfolio Manager of Delaware Management Company, Delaware Investment
                                        Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                        Delaware Investments Family of Funds

Richard E. Biester                      Vice President/Equity Trader of Delaware Management Company and Delaware Investment Advisers
                                        (each a series of Delaware Management Business Trust)

Vincent A. Brancaccio                   Vice President/Senior Equity Trader of Delaware Management Company and Delaware Investment
                                        Advisers (each a series of Delaware Management Business Trust)

Michael P. Buckley                      Vice President/Portfolio Manager/Director of Municipal Research of Delaware Management
                                        Company and Delaware Investment Advisers (each a series of Delaware Management Business
                                        Trust)

                                        Vice President/Portfolio Manager/Senior Municipal Bond Analyst of each fund in the
                                        Delaware Investments Family of Funds

MaryEllen M. Carrozza                   Vice President/Client Services of Delaware Management Company, Delaware Investment
                                        Advisers (each a series of Delaware Management Business Trust), Delaware General
                                        Management, Inc. and each fund in the Delaware Investments Family of Funds



NAME AND PRINCIPAL BUSINESS             POSITIONS & OFFICES WITH DELAWARE MANAGEMENT COMPANY AND ITS AFFILIATES AND OTHER
ADDRESS*                                POSITIONS & OFFICES HELD
------------------------------------    ---------------------------------------------------------------------------------------


Stephen R. Cianci                       Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                        Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                        Vice President/Portfolio Manager of Delaware Capital Management (a series of Delaware
                                        Management Business Trust)

David F. Connor                         Vice President/Deputy General Counsel/Assistant Secretary of Delaware Management Company,
                                        Delaware Investment Advisers, Delaware Capital Management, Delaware Lincoln Cash
                                        Management (each a series of Delaware Management Business Trust), Delaware Management
                                        Holdings, Inc., DMH Corp., DIAL Holding Company, Inc., Delaware Investments U.S., Inc.,
                                        Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware
                                        Distributors, Inc. Retirement Financial Services, Inc., Delaware Management Trust
                                        Company, Delaware Management Business Trust, Delaware Distributors, L.P., Lincoln
                                        National Investment Companies, Inc., LNC Administrative Services Corporation and each fund in the Delaware Investments Family of Funds

                                        Secretary of Lincoln National Convertible Securities Fund, Inc. and Lincoln National
                                        Income Fund, Inc.

Joseph F. DeMichele                     Vice President/High Grade Trading of Delaware Management Company (a series of Delaware
                                        Management Business Trust)

                                        Vice President/Senior High Grade Trading of Delaware Investment Advisers (a series of
                                        Delaware Management Business Trust)

Joel A. Ettinger                        Vice President/Taxation of Delaware Management Company, Delaware Investment Advisers,
                                        Delaware Capital Management, Delaware Lincoln Cash Management (each a series of
                                        Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH Corp.,
                                        DIAL Holding Company, Inc., Delaware General Management, Inc., Delaware Management
                                        Company, Inc., Delaware Service Company, Inc., Delaware Distributors, Inc. Retirement
                                        Financial Services, Inc., Delaware Management Business Trust, Delaware Distributors,
                                        L.P., Lincoln National Investment Companies, Inc., LNC Administrative Services
                                        Corporation and each fund in the Delaware Investments Family of Funds

Phoebe W. Figland                       Vice President/Investment Accounting of Delaware Management Company (a series of Delaware
                                        Management Business Trust), Delaware Service Company, Inc. and each fund in the Delaware
                                        Investments Family of Funds

Joseph Fiorilla                         Vice President/Trading Operations of Delaware Management Company and Delaware Investment
                                        Advisers (each a series of Delaware Management Business Trust)

Charles E. Fish                         Vice President/Senior Equity Trader of Delaware Management Company and Delaware
                                        Investment Advisers (each a series of Delaware Management Business Trust)

Clifford M. Fisher(3)                   Vice President/Senior Bond Trader of Delaware Management Company and Delaware Investment
                                        Advisers (each a series of Delaware Management Business Trust)

Denise A. Franchetti                    Vice President/Portfolio Manager/Municipal Bond Credit Analyst of Delaware Management
                                        Company, Delaware Investment Advisers (each a series of Delaware Management Business
                                        Trust) and each fund in the Delaware Investments Family of Funds

Brian Funk                              Vice President/High Yield Analyst of Delaware Management Company, Delaware Investment
                                        Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                        Delaware Investments Family of Funds

James A. Furgele                        Vice President/Investment Accounting of Delaware Management Company, Delaware Investment
                                        Advisers (each a series of Delaware Management Business Trust), Delaware Service Company,
                                        Inc. and each fund in the Delaware Investments Family of Funds


Brent C. Garrells                       Vice President/ High Yield Analyst of Delaware Management Company, Delaware Investment
                                        Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                        Delaware Investments Family of Funds

Daniel V. Geatens                       Vice President/Investment Accounting of Delaware Management Company (a series of Delaware
                                        Management Business Trust), Delaware Service Company, Inc. and each fund in the
                                        Delaware Investments Family of Funds



NAME AND PRINCIPAL BUSINESS             POSITIONS & OFFICES WITH DELAWARE MANAGEMENT COMPANY AND ITS AFFILIATES AND OTHER
ADDRESS*                                POSITIONS & OFFICES HELD
------------------------------------    ---------------------------------------------------------------------------------------


Stuart M. George                        Vice President/Equity Trader of Delaware Management Company and Delaware Investment
                                        Advisers (each a series of Delaware Management Business Trust)

Barry Gladstein                         Vice President/Portfolio Analyst of Delaware Management Company and Delaware Investment
                                        Advisers (a series of Delaware Management Business Trust)

                                        Vice President/Equity Analyst of Delaware Capital Management (a series of Delaware
                                        Management Business Trust) and each fund in the Delaware Investments Family of Funds

Paul Grillo                             Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                        Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                        Vice President/Portfolio Manager of Delaware Capital Management (a series of Delaware
                                        Management Business Trust)

Brian T. Hannon                         Vice President/Equity Analyst of Delaware Management Company, Delaware Investment
                                        Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                        Delaware Investments Family of Funds

Jonathan Hatcher(4)                     Vice President/Senior High Yield Trader of Delaware Management Company (a series of
                                        Delaware Management Business Trust)

                                        Vice President/Senior High Yield Analysis of Delaware Investment Advisers (a series of
                                        Delaware Management Business Trust)

Jeffrey W. Hynoski                      Vice President/Portfolio Manager of Delaware Management Company, Delaware Investment
                                        Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                        Delaware Investments Family of Funds

Cynthia Isom                            Vice President/Portfolio Manager of Delaware Management Company, Delaware Investment
                                        Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                        Delaware Investments Family of Funds

Kenneth R. Jackson                      Vice President/Equity Analyst of Delaware Management Company, Delaware Investment
                                        Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                        Delaware Investments Family of Funds

Steven T. Lampe                         Vice President/Portfolio Manager of Delaware Management Company, Delaware Investment
                                        Advisers, Delaware Capital Management (each a series of Delaware Management Business
                                        Trust) and each fund in the Delaware Investments Family of Funds

Kevin S. Lee                            Vice President/Assistant Controller of Delaware Management Company, Delaware Investment
                                        Advisers, Delaware Capital Management, Delaware Lincoln Cash Management (each a series of
                                        Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH Corp., DIAL
                                        Holding Company, Inc., Delaware Investments U.S., Inc., Delaware General Management,
                                        Inc., Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware
                                        Distributors, Inc. Retirement Financial Services, Inc., Delaware Management Trust
                                        Company, Delaware Management Business Trust, Delaware Distributors, L.P., Lincoln
                                        National Investment Companies, Inc., LNC Administrative Services Corporation and LNC
                                        Administrative Services Corporation

Andrew M. McCullagh, Jr.                Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                        Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

Michael S. Morris                       Vice President/Portfolio Manager of Delaware Management Company and Delaware Investment
                                        Advisers (each a series of Delaware Management Business Trust)

                                        Vice President/Senior Equity Analyst of each fund in the Delaware Investments Family of
                                        Funds

John R. Murray                          Vice President/Senior Equity Analyst of Delaware Management Company (a series of Delaware
                                        Management Business Trust)



NAME AND PRINCIPAL BUSINESS             POSITIONS & OFFICES WITH DELAWARE MANAGEMENT COMPANY AND ITS AFFILIATES AND OTHER
ADDRESS*                                POSITIONS & OFFICES HELD
------------------------------------    ---------------------------------------------------------------------------------------


Brian L. Murray. Jr.(5)                 SeniorVice President/Chief Compliance Officer of Delaware Management Company, Delaware
                                        Investment Advisers, Delaware Capital Management (each a series of Delaware Management
                                        Business Trust), Delaware Service Company, Inc., Delaware Distributors, Inc., Retirement
                                        Financial Services, Inc., Delaware Management Business Trust, Delaware Distributors,
                                        L.P., and each fund in the Delaware Investments Family of Funds

David P. O'Connor                       Vice President/Associate General Counsel/Assistant Secretary of Delaware Management
                                        Company, Delaware Investment Advisers, Delaware Capital Management, Delaware Lincoln Cash
                                        Management (each a series of Delaware Management Business Trust), Delaware Management
                                        Holdings, Inc., DMH Corp., DIAL Holding Company, Inc., Delaware Investments U.S., Inc.,
                                        Delaware General Management, Inc., Delaware Management Company, Inc., Delaware Service
                                        Company, Inc., Delaware Distributors, Inc. Retirement Financial Services, Inc., Delaware
                                        Management Business Trust, Delaware Distributors, L.P., Lincoln National Investment
                                        Companies, Inc., LNC Administrative Services Corporation and each fund in the Delaware
                                        Investments Family of Funds

Philip O. Obazee(6)                     Vice President/Derivatives Manager of Delaware Management Company, Delaware Investment
                                        Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                        Delaware Investments Family of Funds

Donald G. Padilla                       Vice President/Equity Analyst II of Delaware Management Company and Delaware Investment
                                        Advisers (each a series of Delaware Management Business Trust)

                                        Vice President/Equity Analyst of each fund in the Delaware Investments Family of Funds

Richard Salus                           Vice President/Deputy Controller of Delaware Management Company, Delaware Investment
                                        Advisers, Delaware Capital Management, Delaware Lincoln Cash Management (each a series of
                                        Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH Corp., DIAL
                                        Holding Company, Inc., Delaware Investments U.S., Inc., Delaware General Management,
                                        Inc., Delaware Management Company, Inc., Lincoln National Investment Companies, Inc., LNC
                                        Administrative Services Corporation and LNC Administrative Services Corporation

                                        Vice President/Assistant Controller of Delaware International Holdings Ltd., Delaware
                                        Service Company, Inc., Delaware Distributors, Inc., Retirement Financial Services, Inc.,
                                        Delaware Management Trust Company, Delaware Management Business Trust and Delaware
                                        Distributors, L.P.

Kevin C. Schildt                        Vice President/Senior Municipal Credit Analyst of Delaware Management Company and
                                        Delaware Investment Advisers (each a series of Delaware Management Business Trust)

                                        Vice President/Senior Research Analyst of each fund in the Delaware Investments Family of
                                        Funds

Richard D. Seidel                       Vice President/Assistant Controller/Manager - Payroll of Delaware Management Company,
                                        Delaware Investment Advisers, Delaware Lincoln Cash Management (each a series of Delaware
                                        Management Business Trust), Delaware Investments, U.S., Delaware General Management,
                                        Inc., Delaware Management Company, Inc., Delaware Distributors, Inc., Retirement
                                        Financial Services, Inc., Delaware Management Business Trust, Lincoln Investment
                                        Companies, Inc. and LNC Administrative Services Corporation

                                        Vice President/Assistant Treasurer of Delaware Capital Management (a series of Delaware
                                        Management Business Trust), Delaware Management Holdings, Inc., DHM Corp., DIAL Holding
                                        Company, Inc., Delaware Service Company, Inc. and Delaware Distributors, L.P.

Brenda L. Sprigman                      Vice President/Business Manager - Fixed Income of Delaware Management Company and
                                        Delaware Investment Advisers (each a series of Delaware Management Business Trust)

Matthew J. Stephens                     Vice President/Senior High Grade Analyst of Delaware Management Company, Delaware
                                        Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds



NAME AND PRINCIPAL BUSINESS             POSITIONS & OFFICES WITH DELAWARE MANAGEMENT COMPANY AND ITS AFFILIATES AND OTHER
ADDRESS*                                POSITIONS & OFFICES HELD
------------------------------------    ---------------------------------------------------------------------------------------


Michael T. Taggart                      Vice President/Facilities & Administrative Services of Delaware Management Company,
                                        Delaware Investment Advisers (each a series of Delaware Management Business Trust),
                                        Delaware Service Company, Inc., Delaware Distributors, Inc. and Delaware Distributors,
                                        L.P.

Lori P. Wachs                           Vice President/Portfolio Manager of Delaware Management Company, Delaware Investment
                                        Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                        Delaware Investments Family of Funds

Laura Wagner                            Vice President/Investment Accounting of Delaware Management Company (a series of Delaware
                                        Management Business Trust), Delaware Service Company, Inc. and each fund in the Delaware
                                        Investments Family of Funds

Chris Welker                            Vice President/Senior High Grade Trader of Delaware Management Company and Delaware
                                        Investment Advisers (each a series of Delaware Management Business Trust)

James J. Wright                         Vice President/Senior Equity Analyst of Delaware Management Company, Delaware Investment
                                        Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                        Delaware Investments Family of Funds

(1) HEAD OF HUMAN RESOURCES, Lincoln Life, 2001-2003.
(2) MANAGING DIRECTOR/GLOBAL MARKETS, Deutsche Bank, 1998-2003.
(3) VICE PRESIDENT/MUNICIPAL BOND, Advest, Inc., 1999-2002.
(4) SENIOR RESEARCH ANALYST, Strong Capital Management, 2000-2002.
(5) ASSOCIATE CORPORATE COUNSEL, Franklin Templeton Investments, 1998-2002.
(6) VICE PRESIDENT/QUANTITATIVE RESEARCH GROUP, First Union Capital Markets Corporation, 1998-2001.

         Information regarding the directors and officers of Mondrian Investment Partners Limited ("Mondrian") and the positions held with the Registrant during the past two years is provided below. Unless noted, the principal business address of Mondrian is Third Floor, 80 Cheapside, London, England EC2V 6EE.



NAME AND PRINCIPAL BUSINESS            POSITIONS & OFFICES WITH MONDRIAN  AND ITS AFFILIATES AND OTHER POSITIONS & OFFICES
ADDRESS                                HELD
------------------------------------   ----------------------------------------------------------------------------------------


David G. Tilles                        Managing Director, Chief Investment Officer and Director of Mondrian Investment Partners
                                       Limited
Elizabeth A. Desmond                   Regional Research Director and Director of Mondrian Investment Partners Limited
John Emberson                          Chief Operating Officer, Finance Director and Director of Mondrian Investment Partners
                                       Limited
Clive A. Gillmore                      Deputy Managing Director and Director of Mondrian Investment Partners Limited
John Kirk                              Investment Director and Director of Mondrian Investment Partners Limited
G. Roger H. Kitson                     Director (Non-executive) of Mondrian Investment Partners Limited
Nigel G. May                           Regional Research Director and Director of Mondrian Investment Partners Limited
Christopher A. Moth                    Chief Investment Officer - Global Fixed Income & Currencies and Director of Mondrian
                                       Investment Partners Limited
Hamish O. Parker                       Investment Director and Director of Mondrian Investment Partners Limited
Robert Akester                         Senior Portfolio Manager of Mondrian Investment Partners Limited
Fiona A. Barwick                       Senior Portfolio Manager of Mondrian Investment Partners Limited
Joanna Bates                           Senior Portfolio Manager of Mondrian Investment Partners Limited
Ormala Krishnan                        Senior Portfolio Manager of Mondrian Investment Partners Limited
Emma R. E. Lewis                       Senior Portfolio Manager of Mondrian Investment Partners Limited
Hugh A. Serjeant                       Senior Portfolio Manager of Mondrian Investment Partners Limited
James S. Beveridge                     Senior Trading Manager of Mondrian Investment Partners Limited
Len Johnson                            Senior Vice President/Client Services of Mondrian Investment Partners Limited
Nigel A. Bliss                         Portfolio Manager of Mondrian Investment Partners Limited
Ginny Chong                            Portfolio Manager of Mondrian Investment Partners Limited
Ian Cooke                              Interim Finance Manager of Mondrian Investment Partners Limited
Richard J. Ginty                       Portfolio Manager of Mondrian Investment Partners Limited



NAME AND PRINCIPAL BUSINESS            POSITIONS & OFFICES WITH MONDRIAN  AND ITS AFFILIATES AND OTHER POSITIONS & OFFICES
ADDRESS                                HELD
------------------------------------   ----------------------------------------------------------------------------------------


Frances Lake                           Portfolio Manager of Mondrian Investment Partners Limited
Russell J. Mackie                      Portfolio Manager of Mondrian Investment Partners Limited
Andrew Miller                          Portfolio Manager of Mondrian Investment Partners Limited
Dan Philps                             Portfolio Manager of Mondrian Investment Partners Limited
Jason R. Andrews                       Manager, Investment Administration of Mondrian Investment Partners Limited
John L. Barrett                        Chief Compliance Officer of Mondrian Investment Partners Limited
Graham Evans                           Personnel/Premises Manager of Mondrian Investment Partners Limited
Paul J. Fournel                        IT Manager of Mondrian Investment Partners Limited
Jane Goss                              General Counsel and Company Secretary of Mondrian Investment Partners Limited
Brian Heywood                          Implementation Manager of Mondrian Investment Partners Limited
Jennifer E. Phimister                  Manager, Client Services of Mondrian Investment Partners Limited
Warren D. Shirvell                     Head of Operations of Mondrian Investment Partners Limited
Natalie Stone                          Trader of Mondrian Investment Partners Limited
Arthur van Hoogstraten                 I.T. Programme Manager of Mondrian Investment Partners Limited

* Business address is 2005 Market Street, Philadelphia, PA 19103-7094.

Item 26.  Principal Underwriters.

                  (a)(1) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments Family of Funds.

                  (b)(1) Information with respect to each officer or partner of the principal underwriter and the Registrant is provided below. Unless noted, the principal business address of Delaware Distributors, L.P. is 2005 Market Street, Philadelphia, PA 19103-7094.


NAME & PRINCIPAL BUSINESS ADDRESS   POSITIONS & OFFICES WITH UNDERWRITER      POSITIONS & OFFICES WITH REGISTRANT
---------------------------------   ---------------------------------------   ----------------------------------------
Delaware Distributors, Inc.         General Partner                           None
Delaware Capital Management         Limited Partner                           None
Delaware Investment Advisers        Limited Partner                           None
Kevin J. Lucey                      President/Chief Executive Officer         None
Joseph H. Hastings                  Executive Vice President                  Executive Vice President/Chief
                                                                              Financial Officer
Richelle S. Maestro                 Executive Vice President/General          Executive Vice President/General
                                    Counsel/ Secretary                        Counsel/ Secretary (Chief Legal Officer)
Philip N. Russo                     Executive Vice President/Chief            None
                                    Financial Officer
Diane M. Anderson                   Senior Vice President/Retirement          None
                                    Operations
Douglas L. Anderson                 Senior Vice President/Operations          None
Michael P. Bishof                   Senior Vice President/Investment          Senior Vice President/Treasurer
                                    Accounting
Thomas M. McConnell                 Senior Vice President/Senior 529 Plans    None
                                    Product Manager
Carolyn McIntyre                    Senior Vice President/Human Resources     None
Daniel J. Perullo                   Senior Vice President/Eastern Director,   None
                                    Institutional Sales
Robert E. Powers                    Senior Vice President/Senior Domestic     None
                                    Sales Manager
James L. Shields                    Senior Vice President/Chief Information   None
                                    Officer


NAME & PRINCIPAL BUSINESS ADDRESS   POSITIONS & OFFICES WITH UNDERWRITER      POSITIONS & OFFICES WITH REGISTRANT
---------------------------------   ---------------------------------------   ----------------------------------------
Trevor M. Blum                      Vice President/Senior Consulting          None
                                    Relationship Manager
Elisa C. Colkitt                    Vice President/Broker Dealer Operations   None
                                    & Service Support
David F. Connor                     Vice President/Deputy General             Vice President/Deputy General
                                    Counsel/Assistant Secretary               Counsel/Assistant Secretary
Joel A. Ettinger                    Vice President/Taxation                   Vice President/Taxation
Susan T. Friestedt                  Vice President/Retirement Services        None
Edward M. Grant                     Vice President/Defined Contribution       None
                                    Sales Manager
Jeffrey M. Kellogg                  Vice President/Senior Product             None
                                    Manager/Communications Manager
Kevin S. Lee                        Vice President/Assistant Controller       None
Brian L. Murray, Jr.                Senior Vice President/Chief Compliance    Senior Vice President/Chief Compliance
                                    Officer                                   Officer
David P. O'Connor                   Vice President/Associate General          Vice President/Associate General
                                    Counsel/Assistant Secretary               Counsel/Assistant Secretary


NAME & PRINCIPAL BUSINESS ADDRESS   POSITIONS & OFFICES WITH UNDERWRITER      POSITIONS & OFFICES WITH REGISTRANT
---------------------------------   ---------------------------------------   ----------------------------------------
Robinder Pal                        Vice President/Senior Retail e-Business   None
                                    / Production Services Manager
Richard  Salus                      Vice President/Deputy Controller          None
Richard D. Seidel                   Vice President/Assistant Treasurer        None
Theresa L. Sabol                    Vice President/Defined Contribution       None
                                    Sales Manager
Michael T. Taggart                  Vice President/Facilities &               None
                                    Administrative Services

                  (a)(2) Lincoln Financial Distributors, Inc. ("LFD") serves as financial intermediary wholesaler for all the mutual funds in the Delaware Investments Family of Funds.

                  (b)(2) Information with respect to each officer or partner of LFD and the Registrant is provided below. Unless noted, the principal business address of LFD is 2001 Market Street, Philadelphia, PA 19103-7055.


NAME & PRINCIPAL BUSINESS ADDRESS   POSITIONS & OFFICE WITH LFD               POSITIONS & OFFICES WITH REGISTRANT
---------------------------------   ---------------------------------------   ----------------------------------------
Westley V. Thompson                 President/Chief Executive Officer and     None
                                    Director
David M. Kittredge                  Senior Vice President and Director        None
Terrance Mullen                     Senior Vice President                     None
Donald Roberson                     Senior Vice President                     None
Margaret Skinner                    Senior Vice President                     None
Patrick J. Caulfield(1)             Vice President/Chief Compliance Officer   None
Frederick J. Crawford(2)            Vice President/Treasurer                  None
Daniel P. Hickey(2)                 Vice President                            None
Rochelle Krombolz                   Vice President                            None
William Lamoin                      Vice President                            None
Gregory Smith                       Vice President                            None
Michael S. Smith                    Vice President, Chief Financial Officer   None
                                    and Chief Administrative Officer
Joyce L. Byrer(3)                   Secretary                                 None

(1) 350 Church Street, Hartford, CT 06103
(2) 1500 Market Street, Philadelphia, PA 19103.
(3) 1300 Clinton Street, Fort Wayne, IN 46802

                  (c)      Not Applicable.

Item 27.  Location of Accounts and Records.

          All accounts and records are maintained in the Philadelphia office at 2005 Market Street, Philadelphia, PA 19103.

Item 28.  Management Services.  None.

Item 29.  Undertakings.  Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia and Commonwealth of Pennsylvania on this 25th day of February, 2005.

                                               DELAWARE POOLED TRUST

                                               By.        Jude T. Driscoll
                                                    ----------------------------
                                                          Jude T. Driscoll
                                                             Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

           Signature                                 Title                                  Date
---------------------------------   ---------------------------------------    -----------------------------
Jude T. Driscoll                    President/Chief Executive Officer                February 25, 2005
---------------------------------   (Principal Executive Officer) and
Jude T. Driscoll                    Trustee

                                *   Trustee                                          February 25, 2005
---------------------------------
Walter P. Babich

                                *   Trustee                                          February 25, 2005
---------------------------------
John H. Durham

                                *   Trustee                                          February 25, 2005
---------------------------------
John A. Fry

                                *   Trustee                                          February 25, 2005
---------------------------------
Anthony D. Knerr

                                *   Trustee                                          February 25, 2005
---------------------------------
Ann R. Leven

                                *   Trustee                                          February 25, 2005
---------------------------------
Thomas F. Madison

                                *   Trustee                                          February 25, 2005
---------------------------------
Janet L. Yeomans

                                *   Executive Vice President/Chief                   February 25, 2005
---------------------------------   Financial Officer (Principal
Joseph H. Hastings                  Accounting Officer)

                             * By:     Jude T. Driscoll
                                   ------------------------------
                                         Jude T. Driscoll
                                      as Attorney-in-Fact for
                                   each of the persons indicated

                                INDEX TO EXHIBITS

Exhibit No.     Exhibit
-----------     ----------------------------------------------------------------
EX-99.G3        Executed Amended and Restated Custodian Agreement (May 16, 2002)
                between Mellon Bank, N.A. and the Registrant

EX-99G3ii       Executed Amendment (November 28, 2003) to The Amended and
                Restated Mutual Fund Custody and Services Agreement between
                Mellon Bank, N.A. and the Registrant

EX-99.J         Consent and Report of Auditors

EX-99.P1        Delaware Investments Family of Funds Code of Ethics

EX-99.P2 Delaware Management Business Trust and Delaware Distributors, L.P. Code of Ethics

EX-99.P3        Mondrian Investment Partners Limited Code of Ethics